Second quarter 2015 Unaudited Earnings Release and Supplemental Information

# Table of Contents

Supplemental 2Q 2015


SCHENKER

**Prologis Park Ausgburg,** Munich, Germany



**Prologis Qingpu Zhonggu Distribution Center,** Shanghai, China



**Prologis Park Redlands,** Inland Empire, California, U.S.A.

Cover: **Dongguan Shipai Logistics Center,** Dongguan, China

**Overview**
- Press Release 1

**Highlights**
- Company Profile 4
- Company Performance 5
- Operating Performance 7
- Guidance 8

**Financial Information**
- Consolidated Balance Sheets 9
- Pro-rata Balance Sheet Information 10
- Consolidated Statements of Operations 11
- Reconciliation of Net Earnings to FFO 12
- Pro-rata Operating Information and Reconciliation to FFO 13
- EBITDA Reconciliation 14

**Strategic Capital**
- Summary and Financial Highlights 15
- Operating and Balance Sheet Information 16

**Operations Overview**
- Operating Metrics 17
- Operating Portfolio 19
- Customer Information 22

**Capital Deployment**
- Overview 23
- Value Creation from Development Stabilization 24
- Development Starts 25
- Development Portfolio 26
- Third Party Building Acquisitions 27
- Dispositions and Contributions 28
- Land Portfolio 29

**Capitalization**
- Overview 31
- Debt Summary 32
- Debt Covenants and Other Metrics 33

**Net Asset Value**
- Components 34

**Notes and Definitions (A)** 36

(A) Terms used throughout document are defined in the Notes and Definitions

Copyright © 2015 Prologis

Prologis Reports Second Quarter 2015 Earnings Results and Announces 11 Percent Increase in Quarterly Common Stock Dividend 1– Rent Change on Rollovers Increased a Record 14.4 Percent –– Acquired $5.9 Billion of Real Estate Assets from KTR Capital Partners and its Affiliates –– Estimated Value Creation of $179.1 Million from Stabilizations, Reflecting a 31.0 Percent Margin –– Raised Midpoint of 2015 Core FFO Guidance, Representing Year-Over-Year Growth of 17 Percent –SAN FRANCISCO (July 21, 2015) – Prologis, Inc. (NYSE: PLD), the global leader in industrial real estate, today reported results for the second quarter of 2015 and announced that its Board of Directors has approved a quarterly dividend increase, raising the company’s annualized dividend level by 11 percent to $1.60 per share of common stock.Core funds from operations (Core FFO) per diluted share was $0.52 for the second quarter compared with $0.48 for the same period in 2014, an increase of 8 percent. “The team delivered ahead of plan and our results reflect strong underlying performance across all three lines of our business,” said Hamid R. Moghadam, chairman and CEO, Prologis. “We see significant earnings potential from harvesting the gap between our in-place and market rents, the profitable build-out of our land bank and the efficient scaling of our global platform.”OPERATING FUNDAMENTALS GAIN MOMENTUMPrologis ended the quarter with 95.4 percent occupancy in its operating portfolio, an increase of 80 basis points over the same period in 2014. Excluding the KTR assets, the company ended the quarter with 95.6 percent occupancy in its operating portfolio. Prologis leased a record 44.6 million square feet (4.1 million square meters) in its combined operating and development portfolios. Tenant retention was 79.0 percent. GAAP rental rates on signed leases during the quarter increased a record 14.4 percent from prior rents. The Americas region led the quarterly increase at 20.6 percent (U.S. at 21.9 percent), followed by Europe at 4.4 percent and Asia at 2.0 percent. Prologis’ share of same store NOI increased 5.9 percent on a GAAP basis and 5.2 percent on an adjusted cash basis.CAPITAL DEPLOYMENT ACTIVITY ACCELERATES New investments in buildings during the second quarter totaled $6.9 billion ($4.0 billion Prologis’ share).Development Stabilizations & Starts In the second quarter, on a Prologis share basis the company created $179.1 million of estimated value from its $578.2 million of development stabilizations at an estimated development margin of 31.0 percent. The company started $798.7 million of new developments on a Prologis share basis with an estimated weighted average yield upon stabilization of 7.3 percent and an estimated development margin of 19.6 percent. Build-to-suit activity remains robust, comprising 44 percent of starts volume in the quarter and including multi-market customers such as BMW and Kimberly-Clark. At quarter end, the book value of the company’s land bank was $1.8 billion, with an estimated build-out potential of $11.1 billion.AcquisitionsAs previously announced, Prologis completed the acquisition of the real estate assets and operating platform of KTR Capital Partners and its affiliates for $5.9 billion ($3.2 billion Prologis’ share) in the Prologis U.S. Logistics Venture. Also during the quarter, the company acquired $139.3 million of buildings on a Prologis share basis. The stabilized capitalization rate on total acquisitions in the quarter was 5.5 percent.Contributions & Dispositions The company completed $453.6 million of contributions and third-party dispositions on a Prologis share basis with a stabilized capitalization rate of 5.9 percent. CAPITAL MARKETS ACTIVITY BENEFITS FROM GLOBAL ACCESS During the quarter, Prologis completed $3.1 billion of financings at a weighted average interest rate of 1.6 percent and a weighted average term of 5 years.“We have access to foreign-denominated debt markets, which has allowed us to take advantage of attractive pricing to further strengthen our financial position and mitigate the impact of foreign currency movements,” said Tom Olinger, chief financial officer, Prologis. “As a result of our efforts, we currently have $2.4 billion in liquidity and we’ve addressed our unsecured debt maturities until 2017. We have the ability to complete the long-term funding of KTR and have the capital to support future growth through asset recycling."

**NET EARNINGS**

Net earnings per diluted share was $0.27 for the second quarter compared with $0.13 for the same period in 2014.

**GROWS ANNUALIZED DIVIDEND BY 11 PERCENT AND INCREASES 2015 CORE FFO GUIDANCE MIDPOINT**

*Dividend*

The Prologis Board of Directors declared a regular cash dividend for the quarter ending September 30, 2015, on the following securities:

- A dividend of $0.40 per share of the company's common stock, representing an increase of 11 percent over the June 2015 quarterly common stock dividend, payable September 30, 2015, to common stockholders of record at the close of business on September 18, 2015; and

- A dividend of $1.0675 per share of the company's 8.54 percent Series Q Cumulative Redeemable Preferred Stock, payable September 30, 2015, to Series Q stockholders of record at the close of business on September 18, 2015.

"This increase in our common stock dividend is the second this year, and the combined impact results in a 21 percent increase over the 2014 dividend level on a run rate basis," said Olinger. "The growth in our dividend was driven by the cash flow accretion from the KTR transaction and a stronger operations outlook."

*Guidance*

Prologis increased the midpoint of its full-year 2015 Core FFO guidance and narrowed the range to $2.18 to $2.22 per diluted share from $2.16 to $2.22 per diluted share, representing expected year-over-year growth of 17 percent. The company expects to recognize net earnings, for GAAP purposes, of $1.12 to $1.16 per share.

The Core FFO and earnings guidance described above excludes any potential future gains (losses) recognized from real estate transactions. In reconciling from net earnings to Core FFO, Prologis makes certain adjustments, including but not limited to real estate depreciation and amortization expense, gains (losses) recognized from real estate transactions and early extinguishment of debt, acquisition costs, impairment charges, deferred taxes and unrealized gains or losses on foreign currency or derivative activity. The difference between the company's Core FFO and net earnings guidance for 2015 relates predominantly to these items.

**WEBCAST & CONFERENCE CALL INFORMATION**

Prologis will host a live webcast/conference call to discuss quarterly results, current market conditions and future outlook today, July 21, at 11 a.m. U.S. Eastern Time. Interested parties are encouraged to access the webcast by clicking on the Investor Events and Presentations section of the Prologis Investor Relations website (http://ir.prologis.com). Interested parties also can participate via conference call by dialing +1 877-256-7020 (toll-free from the U.S. and Canada) or +1 973-409-9692 (from all other countries) and entering conference code 48765490.

A telephonic replay will be available July 21-Aug. 21 at +1 855-859-2056 (from the U.S. and Canada) or +1 404-537-3406 (from all other countries); please use conference code 48765490. The webcast replay will be posted when available in the "Events & Presentations" section of Investor Relations on the Prologis website.

**ABOUT PROLOGIS**

Prologis, Inc. is the global leader in industrial real estate. As of June 30, 2015, Prologis owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 670 million square feet (62 million square meters) in 21 countries. The company leases modern distribution facilities to more than 5,200 customers, including third-party logistics providers, transportation companies, retailers and manufacturers.

The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis operates, management's beliefs and assumptions made by management. Such statements involve uncertainties that could significantly impact Prologis' financial results. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity and changes in sales or contribution volume of properties, disposition activity, general conditions in the geographic areas where we operate, our debt and financial position, our ability to form new co-

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Copyright © 2015 Prologis

investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust ("REIT") status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings, (vii) risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-investment ventures and funds, (viii) risks of doing business internationally, including currency risks, (ix) environmental uncertainties, including risks of natural disasters, and (x) those additional factors discussed in reports filed with the Securities and Exchange Commission by Prologis under the heading "Risk Factors." Prologis undertakes no duty to update any forward-looking statements appearing in this document.

MEDIA CONTACTS
Tracy Ward, Tel: +1 415 733 9565, TWARD@PROLOGIS.COM, San Francisco
Nina Beizai, Tel: +1 415 733 9493, NBEIZAI@PROLOGIS.COM, San Francisco

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Copyright © 2015 Prologis

Prologis, Inc., is the global leader in industrial real estate. As of June 30, 2015, Prologis owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 670 million square feet (62 million square meters) in 21 countries. The company leases modern distribution facilities to more than 5,200 customers, including third-party-logistics providers, transportation companies, retailers and manufacturers. Highlights Company Profile Generally represents properties in which Prologis has an ownership interest but does not manage (6 msf) and other properties owned by Prologis (12 msf), which includes value added properties (8 msf) and assets held for sale (3 msf). 4 Country Count -- Taken from Operating Portfolio Americas Europe Asia USA Austria China Canada Belgium Japan Mexico Czech Republic Singapore Brazil France Germany Hungary Italy Netherlands Poland Romania Slovakia Spain Sweden UK AMERICAS (4 countries) EUROPE (14 countries) ASIA (3 countries) TOTAL Number of operating portfolio buildings 2,412 685 75 3,172 Operating portfolio (msf) 411 160 33 604 Development portfolio (msf) 24 7 17 48 Other (msf) (A) 10 7 1 18 Total (msf) 445 174 51 670 Development portfolio TEI (millions) $1,577 $580 $1,561 $3,718 Land (acres) 7,188.7129473969926 2,637.7197127860773 199 10,026.432660183069 Land book value (millions) $1,094 $539 $160 $1,793 Country Count -- Taken from Operating Portfolio Americas Europe Asia USA Austria China Canada Belgium Japan Mexico Czech Republic Singapore Brazil France Germany Hungary Italy Netherlands Poland Romania Slovakia Spain Sweden UK AMERICAS (4 countries) EUROPE (14 countries) ASIA (3 countries) TOTAL Number of operating portfolio buildings 2,412 685 75 3,172 Operating portfolio (msf) 411 160 33 604 Development portfolio (msf) 24 7 17 48 Other (msf) (A) 10 7 1 18 Total (msf) 445 174 51 670 Development portfolio TEI (millions) $1,577 $580 $1,561 $3,718 Land (acres) 7,188.7129473969926 2,637.7197127860773 199 10,026.432660183069 Land book value (millions) $1,094 $539 $160 $1,793

Highlights Company Performance Includes value creation from the stabilization of development buildings and the sale of value-added conversion properties. Value creation in the first quarter of 2015 and fourth quarter of 2014 includes $137.0 million and $36.8 million, respectively, related to the sale of value-added conversions. 5 PLD Three Months Ended Three Months Ended Core FFO Value Creation - Prologis Share $41,090 Q2 2012 $201.3 $41,182 Q3 2012 $232 $20 $252 $41,274 Q4 2012 $195.816 $13 $208.816 $41,364 Q1 2013 $188 $67 $255 $41,455 Q2 2013 $203 $15 $218 $41,547 Q3 2013 $206.89500000000001 $164 $370.89499999999998 $41,639 Q4 2013 $215.05500000000001 $125 $340.05500000000001 $41,729 Q1 2014 $217 $51 $268 $41,820 Q2 2014 $244 $82 $326 $41,912 Q3 2014 $244.89599999999999 $57 $301.89599999999996 $42,004 Q4 2014 $246.42130922999999 $83.138000000000005 $329.55930923 $42,094 Q1 2015 $254.37899999999999 $259 $513.37900000000002 $42,185 Q2 2015 $273.88499999999999 $179 $452.88499999999999 EBITDA $41,364 Q1 2013 $338 $41,455 Q2 2013 $336 $41,547 Q3 2013 $356 $41,639 Q4 2013 $367 $41,729 Q1 2014 $361 41820 Q2 2014 $404 41912 Q3 2014 $450 42004 Q4 2014 $413 42094 Q1 2015 $365.99599999999998 42185 Q2 2015 $489.03500000000003 Real Estate Operations $0.45 Strategic Captial $0.04 Development $0.02 Three Months ended June 30, Six Months ended June 30, (dollars in thousands, except per share data) 2015 2014 2015 2014 Revenues $,510,404 $,460,089 $,973,251 $,894,771 Net earnings attributable to common stockholders ,140,240 72,715 ,485,446 77,381 Core FFO ,273,885 ,244,275 ,528,264 ,461,830 AFFO ,411,847 ,224,690 ,624,628 ,402,155 Adjusted EBITDA ,489,035 ,403,507 ,855,031 ,764,699 Value creation from development stabilizations - Prologis share ,179,098 82,218 ,301,384 ,132,725 Common stock dividends paid ,188,926 ,166,639 ,377,841 ,333,328 Per common share - diluted: Net earnings attributable to common stockholders $0.27 $0.13 $0.92 $0.15 Core FFO 0.52 0.48 1.01 0.91 Business line reporting: Real estate operations 0.48 0.41 0.92999999999999994 0.81 Strategic capital 0.04 7.0000000000000007E-2 0.08 0.1 Core FFO 0.52 0.48 1.01 0.91 Development gains 0.14000000000000001 0.05 0.15 0.06 Dividends per share 0.36 0.33 0.72 0.66 q PLD Three Months Ended Three Months Ended Core FFO Value Creation - Prologis Share $41,090 Q2 2012 $201.3 $41,182 Q3 2012 $232 $20 $252 $41,274 Q4 2012 $195.816 $13 $208.816 $41,364 Q1 2013 $188 $67 $255 $41,455 Q2 2013 $203 $15 $218 $41,547 Q3 2013 $206.89500000000001 $164 $370.89499999999998 $41,639 Q4 2013 $215.05500000000001 $125 $340.05500000000001 $41,729 Q1 2014 $217 $51 $268 $41,820 Q2 2014 $244 $82 $326 $41,912 Q3 2014 $244.89599999999999 $57 $301.89599999999996 $42,004 Q4 2014 $246.42130922999999 $83.138000000000005 $329.55930923 $42,094 Q1 2015 $254.37899999999999 $259 $513.37900000000002 $42,185 Q2 2015 $273.88499999999999 $179 $452.88499999999999 EBITDA $41,364 Q1 2013 $338 $41,455 Q2 2013 $336 $41,547 Q3 2013 $356 $41,639 Q4 2013 $367 $41,729 Q1 2014 $361 41820 Q2 2014 $404 41912 Q3 2014 $450 42004 Q4 2014 $413 42094 Q1 2015 $365.99599999999998 42185 Q2 2015 $489.03500000000003 Real Estate Operations $0.45 Strategic Captial $0.04 Development $0.02 Three Months ended June 30, Six Months ended June 30, (dollars in thousands, except per share data) 2015 2014 2015 2014 Revenues $,510,404 $,460,089 $,973,251 $,894,771 Net earnings attributable to common stockholders ,140,240 72,715 ,485,446 77,381 Core FFO ,273,885 ,244,275 ,528,264 ,461,830 AFFO ,411,847 ,224,690 ,624,628 ,402,155 Adjusted EBITDA ,489,035 ,403,507 ,855,031 ,764,699 Value creation from development stabilizations - Prologis share ,179,098 82,218 ,301,384 ,132,725 Common stock dividends paid ,188,926 ,166,639 ,377,841 ,333,328 Per common share - diluted: Net earnings attributable to common stockholders $0.27 $0.13 $0.92 $0.15 Core FFO 0.52 0.48 1.01 0.91 Business line reporting: Real estate operations 0.48 0.41 0.92999999999999994 0.81 Strategic capital 0.04 7.0000000000000007E-2 0.08 0.1 Core FFO 0.52 0.48 1.01 0.91 Development gains 0.14000000000000001 0.05 0.15 0.06 Dividends per share 0.36 0.33 0.72 0.66 q

Highlights Company Performance Prologis share. Includes value creation from the stabilization of development buildings and the sale of value-added conversion properties. Value creation in 2012, 2014 and 2015 includes $11.0 million, $36.8 million and $137.0 million, respectively, related to the sale of value-added conversions. Net promote includes actual promote earned from third party investors during the period, net of related cash expenses. (in millions) 6

Highlights Operating Performance 7 The period end owned and managed occupancy was 95.6% excluding the properties acquired from KTR.

Highlights Guidance The difference between Core FFO and Net Earnings predominately relates to real estate depreciation, gains or losses on real estate transactions, acquisition expenses and early extinguishment of debt. See the Notes and Definitions for more information. (dollars in millions, except per share) 8 IGNORE THIS PART -- IT'S ONLY TO BUILD THE MOCK CHART ABOVE Q4 2013 Core FFO Annualized 1.7 0 SS NOI Growth 1.7 0.09 Development NOI 1.79 0.08 Contros / Dispos 1.78 0.09 Non Core 1.7 0 2014 Core FFO (Midpoint) 1.78 0 2015 Guidance Low High Net earnings (A) $1.1200000000000001 $1.1599999999999999 Core FFO (A) $2.1800000000000002 $2.2200000000000002 Operations Year-end occupancy 0.95499999999999996 0.96499999999999997 Same store NOI - GAAP increase - Prologis share 0.05 5.5E-2 Same store NOI - GAAP increase 0.04 4.4999999999999998E-2 Capital Deployment Development stabilizations (95% Prologis share) $1,700 $1,900 Development starts (80% Prologis share) $2,500 $2,700 Building acquisitions (55% Prologis share) $7,000 $7,500 Building and land dispositions (80% Prologis share) $2,600 $2,900 Building contributions (65% Prologis share) $1,300 $1,500 Strategic Capital Strategic capital income $200 $210 Other Assumptions General & administrative expenses $235 $245 Realized development gains $250 $300 Annualized second quarter 2015 dividend $1.44 Annualized third quarter 2015 dividend $1.6 Exchange Rates We have hedged the majority of our estimated 2015 Euro, Sterling and Yen Core FFO, effectively insulating 2015 results from any FX movements. For purposes of capital deployment and other metrics, we assumed effective rates for EUR, GBP and JPY of 1.05 ($/€), 1.50 (£/$) and 125 (¥/$), respectively. Impact of USD strengthening 10% 2015 Core FFO USD - Sterling (0¢) Euro (0¢) Yen (0¢) Other (0¢) Total <(1¢) IGNORE THIS PART -- IT'S ONLY TO BUILD THE MOCK CHART ABOVE Q4 2013 Core FFO Annualized 1.7 0 SS NOI Growth 1.7 0.09 Development NOI 1.79 0.08 Contros / Dispos 1.78 0.09 Non Core 1.7 0 2014 Core FFO (Midpoint) 1.78 0 2015 Guidance Low High Net earnings (A) $1.1200000000000001 $1.1599999999999999 Core FFO (A) $2.1800000000000002 $2.2200000000000002 Operations Year-end occupancy 0.95499999999999996 0.96499999999999997 Same store NOI - GAAP increase - Prologis share 0.05 5.5E-2 Same store NOI - GAAP increase 0.04 4.4999999999999998E-2 Capital Deployment Development stabilizations (95% Prologis share) $1,700 $1,900 Development starts (80% Prologis share) $2,500 $2,700 Building acquisitions (55% Prologis share) $7,000 $7,500 Building and land dispositions (80% Prologis share) $2,600 $2,900 Building contributions (65% Prologis share) $1,300 $1,500 Strategic Capital Strategic capital income $200 $210 Other Assumptions General & administrative expenses $235 $245 Realized development gains $250 $300 Annualized second quarter 2015 dividend $1.44 Annualized third quarter 2015 dividend $1.6 Exchange Rates We have hedged the majority of our estimated 2015 Euro, Sterling and Yen Core FFO, effectively insulating 2015 results from any FX movements. For purposes of capital deployment and other metrics, we assumed effective rates for EUR, GBP and JPY of 1.05 ($/€), 1.50 (£/$) and 125 (¥/$), respectively. Impact of USD strengthening 10% 2015 Core FFO USD - Sterling (0¢) Euro (0¢) Yen (0¢) Other (0¢) Total <(1¢)

Financial Information Consolidated Balance Sheets (in thousands) 9 On May 29, 2015, we acquired the real estate assets and operating platform of KTR Capital Partners and its affiliates (“KTR”). We purchased operating properties, properties under development and land valued at $5.9 billion. See the Notes and Definitions for more details about the transaction. June 30, 2015 (A) $42,094 $42,004 Assets: Investments in real estate properties: Operating properties $23,685,534 $18,291,593 $18,635,452 Development portfolio 1,547,395 1,452,266 1,473,980 Land 1,597,802 1,535,622 1,577,786 Other real estate investments ,632,318 ,521,018 ,502,927 27,463,049 21,800,499 22,190,145 Less accumulated depreciation 3,075,438 2,877,478 2,790,781 Net investments in real estate properties 24,387,611 18,923,021 19,399,364 Investments in and advances to unconsolidated entities 4,911,505 4,559,721 4,824,724 Assets held for sale ,514,752 ,337,229 43,934 Note receivable backed by real estate ,197,500 ,197,500 0 Net investments in real estate 30,011,368 24,017,471 24,268,022 Cash and cash equivalents ,351,025 ,192,013 ,350,692 Accounts receivable 0 0 Other assets 1,240,004 1,251,337 1,199,509 Total assets $31,602,397 $25,460,821 $25,818,223 Liabilities and Equity: Liabilities: Debt $12,121,305 $8,641,421 $9,380,199 Accounts payable, accrued expenses, and other liabilities 1,127,068 1,026,593 1,254,425 Total liabilities 13,248,373 9,668,014 10,634,624 Equity: Stockholders' equity: Preferred stock 78,235 78,235 78,235 Common stock 5,241 5,240 5,095 Additional paid-in capital 19,129,348 19,052,562 18,467,009 Accumulated other comprehensive loss -,631,265 -,701,713 -,600,337 Distributions in excess of net earnings -3,870,808 -3,819,351 -3,974,493 Total stockholders' equity 14,710,751 14,614,973 13,975,509 Noncontrolling interests 3,461,450 1,122,001 1,159,901 Noncontrolling interests - limited partnership unitholders ,181,823 55,833 48,189 Total equity 18,354,024 15,792,807 15,183,599 Total liabilities and equity $31,602,397 $25,460,821 $25,818,223 June 30, 2015 (A) $42,094 $42,004 Assets: Investments in real estate properties: Operating properties $23,685,534 $18,291,593 $18,635,452 Development portfolio 1,547,395 1,452,266 1,473,980 Land 1,597,802 1,535,622 1,577,786 Other real estate investments ,632,318 ,521,018 ,502,927 27,463,049 21,800,499 22,190,145 Less accumulated depreciation 3,075,438 2,877,478 2,790,781 Net investments in real estate properties 24,387,611 18,923,021 19,399,364 Investments in and advances to unconsolidated entities 4,911,505 4,559,721 4,824,724 Assets held for sale ,514,752 ,337,229 43,934 Note receivable backed by real estate ,197,500 ,197,500 0 Net investments in real estate 30,011,368 24,017,471 24,268,022 Cash and cash equivalents ,351,025 ,192,013 ,350,692 Accounts receivable 0 0 Other assets 1,240,004 1,251,337 1,199,509 Total assets $31,602,397 $25,460,821 $25,818,223 Liabilities and Equity: Liabilities: Debt $12,121,305 $8,641,421 $9,380,199 Accounts payable, accrued expenses, and other liabilities 1,127,068 1,026,593 1,254,425 Total liabilities 13,248,373 9,668,014 10,634,624 Equity: Stockholders' equity: Preferred stock 78,235 78,235 78,235 Common stock 5,241 5,240 5,095 Additional paid-in capital 19,129,348 19,052,562 18,467,009 Accumulated other comprehensive loss -,631,265 -,701,713 -,600,337 Distributions in excess of net earnings -3,870,808 -3,819,351 -3,974,493 Total stockholders' equity 14,710,751 14,614,973 13,975,509 Noncontrolling interests 3,461,450 1,122,001 1,159,901 Noncontrolling interests - limited partnership unitholders ,181,823 55,833 48,189 Total equity 18,354,024 15,792,807 15,183,599 Total liabilities and equity $31,602,397 $25,460,821 $25,818,223

Financial Information Pro-rata Balance Sheet Information (in thousands) 10 Other real estate includes the development portfolio, land, other real estate investments, assets held for sale and note receivable backed by real estate. See the Notes and Definitions for more details about the transaction. Prologis Consolidated Less Non Controlling Interests Plus Prologis Share of UnconsolidatedCo-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Pro-rata Balance Sheet Information as of June 30, 2015 Unconsolidated Ventures Consolidated Ventures Assets: Investments in real estate properties: Operating properties $23,685,534 $-3,804,674 $7,188,873 $27,069,733 $15,178,078 $3,804,674 $46,052,485 Other real estate (A) 4,489,767 -,195,387 ,167,262 4,461,642 ,447,394 ,195,387 5,104,423 Accumulated depreciation -3,075,438 ,108,811 -,556,982 -3,523,609 -1,199,937 -,108,811 -4,832,357 Net investments in real estate properties 25,099,863 -3,891,250 6,799,153 28,007,766 14,425,535 3,891,250 46,324,551 Investments in and advances to unconsolidated investees Investments in unconsolidated co-investment ventures 4,726,624 ,-59,479 -4,667,145 0 0 59,479 59,479 Investments in other unconsolidated ventures ,184,881 -8,759 0 ,176,122 0 8,759 ,184,881 Other assets 1,591,029 -,478,928 29,145 1,141,246 ,739,067 ,478,928 2,359,241 Total assets $31,602,397 $-4,438,416 $2,161,153 $29,325,134 $15,164,602 $4,438,416 $48,928,152 Liabilities and Equity: Liabilities: Debt Debt $12,121,305 $-,716,285 $1,738,461 $13,143,481 $4,576,345 $,716,285 $18,436,111 Accounts payable, accrued expenses, and other liabilities Other liabilities 1,127,068 ,-78,858 ,422,692 1,470,902 ,863,614 78,858 2,413,374 Total liabilities 13,248,373 -,795,143 2,161,153 14,614,383 5,439,959 ,795,143 20,849,485 Equity: Stockholders' / partners' equity 14,710,751 0 0 14,710,751 9,724,643 3,643,273 28,078,667 Noncontrolling interests 3,643,273 -3,643,273 0 0 0 0 0 Total equity 18,354,024 -3,643,273 0 14,710,751 9,724,643 3,643,273 28,078,667 Total liabilities and equity $31,602,397 $-4,438,416 $2,161,153 $29,325,134 $15,164,602 $4,438,416 $48,928,152 Prologis Consolidated Less Non Controlling Interests Plus Prologis Share of UnconsolidatedCo-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Pro-rata Balance Sheet Information as of June 30, 2015 Unconsolidated Ventures Consolidated Ventures Assets: Investments in real estate properties: Operating properties $23,685,534 $-3,804,674 $7,188,873 $27,069,733 $15,178,078 $3,804,674 $46,052,485 Other real estate (A) 4,489,767 -,195,387 ,167,262 4,461,642 ,447,394 ,195,387 5,104,423 Accumulated depreciation -3,075,438 ,108,811 -,556,982 -3,523,609 -1,199,937 -,108,811 -4,832,357 Net investments in real estate properties 25,099,863 -3,891,250 6,799,153 28,007,766 14,425,535 3,891,250 46,324,551 Investments in and advances to unconsolidated investees Investments in unconsolidated co-investment ventures 4,726,624 ,-59,479 -4,667,145 0 0 59,479 59,479 Investments in other unconsolidated ventures ,184,881 -8,759 0 ,176,122 0 8,759 ,184,881 Other assets 1,591,029 -,478,928 29,145 1,141,246 ,739,067 ,478,928 2,359,241 Total assets $31,602,397 $-4,438,416 $2,161,153 $29,325,134 $15,164,602 $4,438,416 $48,928,152 Liabilities and Equity: Liabilities: Debt Debt $12,121,305 $-,716,285 $1,738,461 $13,143,481 $4,576,345 $,716,285 $18,436,111 Accounts payable, accrued expenses, and other liabilities Other liabilities 1,127,068 ,-78,858 ,422,692 1,470,902 ,863,614 78,858 2,413,374 Total liabilities 13,248,373 -,795,143 2,161,153 14,614,383 5,439,959 ,795,143 20,849,485 Equity: Stockholders' / partners' equity 14,710,751 0 0 14,710,751 9,724,643 3,643,273 28,078,667 Noncontrolling interests 3,643,273 -3,643,273 0 0 0 0 0 Total equity 18,354,024 -3,643,273 0 14,710,751 9,724,643 3,643,273 28,078,667 Total liabilities and equity $31,602,397 $-4,438,416 $2,161,153 $29,325,134 $15,164,602 $4,438,416 $48,928,152

Financial Information Consolidated Statements of Operations (in thousands, except per share amounts) 11 During the second quarter of 2015, we acquired the real estate assets and operating platform of KTR. In connection with this acquisition, we incurred $21.9 million of acquisition expenses. Net Income Roll CQ PQ Q1 ,-46,616 ,-91,129 Q2 -151471 -23150 Q3 54906 -15052 Q4 140240 #REF! -2,941 #REF! CY PY YTD 72715 #REF! 75656 #REF! ##R I/Sroll #REF! Net income roll by quarter Three Months Ended Six Months Ended June 30, June 30, 2015 (A) 2014 2015 2014 Revenues: Rental income $,461,444 $,381,273 $,880,246 $,769,513 Strategic capital income 47,046 76,334 89,071 ,121,644 Development management and other income 1,914 2,482 3,934 3,614 Total revenues ,510,404 ,460,089 ,973,251 ,894,771 Expenses: Rental expenses ,125,599 ,109,576 ,252,533 ,220,093 Strategic capital expenses 20,115 27,837 40,476 52,000 General and administrative expenses 57,027 60,375 ,113,315 ,123,578 Depreciation and amortization ,190,188 ,161,577 ,359,996 ,321,857 Other expenses 30,127 5,450 35,702 10,503 Total expenses ,423,056 ,364,815 ,802,022 ,728,031 Operating income 87,348 95,274 ,171,229 ,166,740 Other income (expense): Earnings from unconsolidated entities, net 41,784 21,151 72,826 50,897 Interest expense ,-68,902 ,-80,184 -,137,663 -,165,707 Gains on dispositions of development properties and land, net 74,236 29,541 75,067 37,051 Gains on dispositions of other investments in real estate properties, net 34,546 ,140,042 ,311,430 ,149,587 Foreign currency and derivative gains (losses), related amortization and interest and other income (expense), net ,-23,665 15,246 21,950 1,112 Losses on early extinguishment of debt, net -,236 ,-77,558 ,-16,525 ,-77,285 Total other income (expense) 57,763 48,238 ,327,085 -4,345 Earnings before income taxes ,145,111 ,143,512 ,498,314 ,162,395 Income tax expense (benefit) - current and deferred 4,851 -8,918 6,742 -2,038 Earnings from continuing operations ,149,962 ,134,594 ,505,056 ,160,357 Discontinued operations: Income attributable to disposed properties and assets held for sale 0 0 0 0 Net gains on dispositions, including taxes 0 0 0 0 Total discontinued operations 0 0 0 0 Consolidated net earnings ,140,260 ,152,430 ,491,572 ,164,433 Net loss (earnings) loss attributable to noncontrolling interests 1,658 ,-71,250 -2,778 ,-76,452 Net earnings attributable to controlling interests ,141,918 81,180 ,488,794 87,981 Preferred stock dividends -1,678 -1,948 -3,348 -4,083 Loss on preferred stock repurchase 0 -6,517 0 -6,517 Net earnings attributable to common stockholders $,140,240 $72,715 $,485,446 $77,381 Weighted average common shares outstanding - Diluted ,530,640 ,516,619 ,529,827 ,504,560 Net earnings per share attributable to common stockholders - Diluted $0.27 $0.13 $0.92 $0.15 Net Income Roll CQ PQ Q1 ,-46,616 ,-91,129 Q2 -151471 -23150 Q3 54906 -15052 Q4 140240 #REF! -2,941 #REF! CY PY YTD 72715 #REF! 75656 #REF! ##R I/Sroll #REF! Net income roll by quarter Three Months Ended Six Months Ended June 30, June 30, 2015 (A) 2014 2015 2014 Revenues: Rental income $,461,444 $,381,273 $,880,246 $,769,513 Strategic capital income 47,046 76,334 89,071 ,121,644 Development management and other income 1,914 2,482 3,934 3,614 Total revenues ,510,404 ,460,089 ,973,251 ,894,771 Expenses: Rental expenses ,125,599 ,109,576 ,252,533 ,220,093 Strategic capital expenses 20,115 27,837 40,476 52,000 General and administrative expenses 57,027 60,375 ,113,315 ,123,578 Depreciation and amortization ,190,188 ,161,577 ,359,996 ,321,857 Other expenses 30,127 5,450 35,702 10,503 Total expenses ,423,056 ,364,815 ,802,022 ,728,031 Operating income 87,348 95,274 ,171,229 ,166,740 Other income (expense): Earnings from unconsolidated entities, net 41,784 21,151 72,826 50,897 Interest expense ,-68,902 ,-80,184 -,137,663 -,165,707 Gains on dispositions of development properties and land, net 74,236 29,541 75,067 37,051 Gains on dispositions of other investments in real estate properties, net 34,546 ,140,042 ,311,430 ,149,587 Foreign currency and derivative gains (losses), related amortization and interest and other income (expense), net ,-23,665 15,246 21,950 1,112 Losses on early extinguishment of debt, net -,236 ,-77,558 ,-16,525 ,-77,285 Total other income (expense) 57,763 48,238 ,327,085 -4,345 Earnings before income taxes ,145,111 ,143,512 ,498,314 ,162,395 Income tax expense (benefit) - current and deferred 4,851 -8,918 6,742 -2,038 Earnings from continuing operations ,149,962 ,134,594 ,505,056 ,160,357 Discontinued operations: Income attributable to disposed properties and assets held for sale 0 0 0 0 Net gains on dispositions, including taxes 0 0 0 0 Total discontinued operations 0 0 0 0 Consolidated net earnings ,140,260 ,152,430 ,491,572 ,164,433 Net loss (earnings) loss attributable to noncontrolling interests 1,658 ,-71,250 -2,778 ,-76,452 Net earnings attributable to controlling interests ,141,918 81,180 ,488,794 87,981 Preferred stock dividends -1,678 -1,948 -3,348 -4,083 Loss on preferred stock repurchase 0 -6,517 0 -6,517 Net earnings attributable to common stockholders $,140,240 $72,715 $,485,446 $77,381 Weighted average common shares outstanding - Diluted ,530,640 ,516,619 ,529,827 ,504,560 Net earnings per share attributable to common stockholders - Diluted $0.27 $0.13 $0.92 $0.15

Financial Information

## Reconciliations of Net Earnings to FFO

*(in thousands)*

Supplemental 2Q 2015

| | Three Months Ended June 30, | | | | Six Months Ended June 30, | | | |
|---|---|---|---|---|---|---|---|---|
| | 2015 | | 2014 | | 2015 | | 2014 | |
| **Reconciliation of net earnings to FFO** | | | | | | | | |
| Net earnings attributable to common stockholders | $ | 140,240 | $ | 72,715 | $ | 485,446 | $ | 77,381 |
| Add (deduct) NAREIT defined adjustments: | | | | | | | | |
| Real estate related depreciation and amortization | | 183,237 | | 155,842 | | 347,488 | | 310,337 |
| Gains on dispositions of other investments in real estate properties, net | | (34,546) | | (140,042) | | (311,430) | | (149,587) |
| Reconciling items related to noncontrolling interests | | (20,781) | | 59,945 | | (32,293) | | 53,744 |
| Our share of reconciling items included in earnings from unconsolidated co-investment ventures | | 47,578 | | 49,737 | | 94,950 | | 91,453 |
| Our share of reconciling items included in earnings from other unconsolidated ventures | | 1,577 | | 1,734 | | 3,298 | | 3,084 |
| **Subtotal-NAREIT defined FFO** | | 317,305 | | 199,931 | | 587,459 | | 386,412 |
| Add (deduct) our defined adjustments: | | | | | | | | |
| Unrealized foreign currency and derivative losses (gains) and related amortization, net | | 29,354 | | (10,035) | | (3,506) | | 18,075 |
| Deferred income tax expense (benefit) | | 145 | | (21,446) | | 1,197 | | (20,415) |
| Reconciling items related to noncontrolling interests | | 776 | | - | | (792) | | - |
| Our share of reconciling items included in earnings from unconsolidated co-investment ventures | | (15,836) | | (4,089) | | (13,887) | | (3,860) |
| **FFO, as defined by Prologis** | | **331,744** | | **164,361** | | **570,471** | | **380,212** |
| Adjustments to arrive at Core FFO: | | | | | | | | |
| Gains on dispositions of development properties and land, net of taxes | | (76,306) | | (24,948) | | (79,540) | | (31,106) |
| Acquisition expenses | | 26,130 | | 1,703 | | 27,434 | | 2,203 |
| Losses on early extinguishment of debt and repurchase of preferred stock, net | | 236 | | 84,075 | | 16,525 | | 83,802 |
| Reconciling items related to noncontrolling interests | | (10,198) | | - | | (12,227) | | - |
| Our share of reconciling related to unconsolidated co-investment ventures | | 2,279 | | 19,084 | | 5,601 | | 26,719 |
| **Core FFO** | $ | **273,885** | $ | **244,275** | $ | **528,264** | $ | **461,830** |
| Adjustments to arrive at Adjusted FFO ("AFFO"), including our share of unconsolidated ventures less third party share of consolidated entities: | | | | | | | | |
| Gains on dispositions of development properties and land, net of taxes | | 76,358 | | 25,028 | | 80,607 | | 31,140 |
| Straight-lined rents and amortization of lease intangibles | | (12,568) | | (6,483) | | (20,453) | | (15,059) |
| Property improvements | | (18,409) | | (15,899) | | (33,339) | | (27,041) |
| Tenant improvements | | (20,419) | | (20,707) | | (40,812) | | (40,779) |
| Leasing commissions | | (17,398) | | (12,376) | | (31,733) | | (27,936) |
| Amortization of management contracts | | 1,351 | | 1,092 | | 2,295 | | 2,397 |
| Amortization of debt premiums and financing costs, net | | (4,504) | | (1,259) | | (8,443) | | (3,528) |
| Cash received (paid) on net investment hedges | | 120,067 | | (2,729) | | 121,524 | | (7,855) |
| Stock compensation expense | | 13,484 | | 13,748 | | 26,718 | | 28,986 |
| **AFFO** | $ | **411,847** | $ | **224,690** | $ | **624,628** | $ | **402,155** |
| **Common stock dividends** | $ | 188,926 | $ | 166,639 | $ | 377,841 | $ | 333,328 |

12

Copyright © 2015 Prologis

Financial Information Pro-rata Operating Information and Reconciliation to FFO (in thousands) 13%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V (None) 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FDEPTID,X,_ All Departments 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V03000 03000 ProLogis 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V03770 03770 Europe-REIT 0 ,-73,313.9999999995 -,232,221.80000000002 6,077,086.5800000001 ,207,742.55000000002 -1,786,477.6600000001 5,274,636.42 9467453.0800000001%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,545,732.6 15,237,233.51 30877184.559999999%,V03772 03772 Europe Global Finance 0 0 4,016.59 ,-22,035,943.620000001 -,571,731.55000000005 2,330,972.35 ,-20,529,395.9 -40802081.32%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 ,300,420.90000000002 -,230,572.48 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 45,122.81 ,-20,260.39 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -7,307.1 236.41 3,223.44 -8,534.41 -28033.9%,FBUSINESS_UNIT,X,_ All Business Units 0 -1,799,968.94 ,-38,421.73000000001 ,132,514.68999999715 -,515,240.5500000001 ,-94,012.230000000141 ,-77,980.890000000159 -2393109.6500000046%,V (None) 0 ,-18,820.4 ,-13,194.79 ,-20,586.82 ,-73,946.7 ,-34,383.620000000003 ,-23,948.920000000002 -184880.89%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VFFO FFO Funds from Operations 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPRODUCT,X,_ All Products 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,V (None) 0 -1,707,085.54 ,-82,902.63 ,160,082.9 -,445,288.79000000004 -,101,939.16 ,-33,612.629999999997 -2210746.66%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,FAFFILIATE,X,_ All Affiliates 0 -1,799,968.94 ,-38,421.729999999989 ,132,514.69 -,515,240.55000000005 ,-94,012.23 ,-77,980.89 -2393109.6500000013%,V0303712 0303712 European Partnership II 0 0 0 0 0 ,-33,775.57 53,447.1 19671.439999999999 No %,V0303714 0303714 AMB Europe Logistics Fund 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 0 0 0 no %,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 ,-18,301.16 -110615.12%,V0315000 0315000 PLD NA2 Fund 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V0356000 0356000 AMB SGP Mexico 0 ,-83,618.66 33,284.340000000004 ,-19,542.920000000002 ,-70,002.509999999995 7,977.79 ,-42,857.700000000004 -174759.66%,V0356100 0356100 G. Accion-Unconsol 0 -9,264.74 11,196.56 -8,024.4800000000005 50.75 -50.86 -1,510.56 -7603.33%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03UK217 03UK217 Joint Venture M&S Lima 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPROJECT_ID,X,_ All Project IDs 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FACCOUNT,X,_ All Accounts 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FDEPTID,X,_ All Departments 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V03000 03000 ProLogis 0 -,487,891.27 -,312,412.60000000003 -,312,412.62 -,312,412.63 -,312,412.62 -,312,412.60000000003 -2049954.34%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03770 03770 Europe-REIT 0 0 0 0 0 0 -1,697,580.29 -1697580.29%,V03775 03775 Europe - Reclasses 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 1,425,282.8900000001 0%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FBUSINESS_UNIT,X,_ All Business Units 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.72999999986 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FPRODUCT,X,_ All Products 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FAFFILIATE,X,_ All Affiliates 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V0303035 0303035 ProLogis California I LLC 0 ,-53,892.92 0 0 0 0 0 -53892.92 -1783138.17%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 -75136.92%,V0303712 0303712 European Partnership II 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 -,272,297.40000000002 -1697580.29%,V0314000 0314000 NAIF 0 -,273,528.28999999998 -,273,528.28000000003 -,273,528.28000000003 -,273,528.3 -,273,528.28999999998 -,273,528.28000000003 -1641169.72%,V0315000 0315000 PLD NA2 Fund 0 -,124,493.3 0 0 0 0 0 -124493.03%,V0316081 0316081 ProLogis MX Fund Sub LP 0 ,-27,819.62 ,-27,819.62 ,-27,819.64 ,-27,819.63 ,-27,819.63 ,-27,819.62 -166917.76000000001%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FPROJECT_ID,X,_ All Project IDs 0 -,775,280.85 -,602,117.12000000011 -,603,108.34000000008 -,602,410.12 -,597,529.14999999991 -,587,652.73 -3768098.3099999996 Pro-rata Operating Information for Three Months Ended June 30, 2015 Prologis Consolidated Less Non Controlling Interests Our Consolidated Share Plus Prologis Share of Unconsolidated Co-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Unconsolidated Ventures Consolidated Ventures Revenues: Rental income $,461,444 $,-48,524 $,146,677 $,559,597 $,306,566 $48,524 $,914,687 Strategic capital income 47,046 0 581 47,627 583 0 48,210 Development management and other income 1,914 -,781 1,299 2,432 1,905 781 5,118 Total revenues ,510,404 ,-49,305 ,148,557 ,609,656 ,309,054 49,305 ,968,015 0 0 Expenses: Rental expenses ,125,599 ,-12,297 31,678 ,144,980 70,337 12,297 ,227,614 Strategic capital expenses 20,115 0 0 20,115 0 0 20,115 General and administrative expenses 57,027 -6,220 10,667 61,474 20,522 6,220 88,216 Depreciation and amortization ,190,188 ,-20,693 47,016 ,216,511 ,100,367 20,693 ,337,571 Other expenses 30,127 ,-10,109 4,474 24,492 2,757 10,109 37,358 Total expenses ,423,056 ,-49,319 93,835 ,467,572 ,193,983 49,319 ,710,874 0 0 Operating income 87,348 14 54,722 ,142,084 ,115,071 -14 ,257,141 Earnings from unconsolidated co-investment ventures, net 40,851 -1,074 ,-39,777 0 0 1,074 1,074 Earnings from other unconsolidated joint ventures, net 933 0 0 933 0 0 933 Interest expense ,-68,902 3,274 ,-14,144 ,-79,772 ,-35,774 -3,274 -,118,820 Gains on dispositions of development properties and land, net 74,236 0 52 74,288 175 0 74,463 Gains on dispositions of other investments in real estate, net 34,546 90 -,562 34,074 -1,266 -90 32,718 Foreign currency and derivative gains (losses), related amortization and other income (expense), net ,-23,665 -,849 -,166 ,-24,680 -,314 849 ,-24,145 Losses on early extinguishment of debt, net -,236 0 -,711 -,947 -,883 0 -1,830 Income tax benefit (expense) -4,851 203 586 -4,062 1,073 -,203 -3,192 Consolidated net earnings ,140,260 1,658 0 ,141,918 78,082 -1,658 ,218,342 0 Net loss (earnings) attributable to noncontrolling interests 1,658 -1,658 0 0 0 0 0 Preferred stock dividends -1,678 0 0 -1,678 0 0 -1,678 Loss on preferred stock redemption 0 0 0 0 0 0 0 Net earnings attributable to common stockholders ,140,240 0 0 ,140,240 78,082 -1,658 ,216,664 0 Add (deduct) adjustments to arrive at FFO, as defined by Prologis: Real estate related depreciation and amortization ,183,237 ,-20,693 47,016 ,209,560 ,100,367 20,693 ,330,620 Gains on dispositions of other investments in real estate, net ,-34,546 -88 562 ,-34,072 1,266 88 ,-32,718 Unrealized foreign currency and derivative losses (gains) and related amortization, net 29,354 806 ,-10,602 19,558 ,-12,234 -,806 6,518 Deferred income tax expense (benefit) 145 -30 -5,234 -5,119 -7,421 30 ,-12,510 Reconciling items related to noncontrolling interests ,-20,005 20,005 0 0 0 0 0 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 31,742 0 ,-31,742 0 0 0 0 Our share of reconciling items included in earnings from other unconsolidated ventures 1,577 0 0 1,577 0 0 1,577 FFO, as defined by Prologis ,331,744 0 0 ,331,744 ,160,060 18,347 ,510,151 0 Adjustments to arrive at Core FFO: Gains on dispositions of development properties and land, net of taxes ,-76,306 0 -52 ,-76,358 -,175 0 ,-76,533 Acquisition expenses 26,130 ,-10,198 1,620 17,552 2,440 10,198 30,190 Losses on early extinguishment of debt and repurchase of preferred stock, net 236 0 711 947 883 0 1,830 Reconciling items related to noncontrolling interests ,-10,198 10,198 0 0 0 0 0 Our share of reconciling related to unconsolidated co-investment ventures 2,279 0 -2,279 0 0 0 0 Core FFO $,273,885 $0 $0 $,273,885 $,163,208 $28,545 $,465,638%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V420151 420151 Const mgmt fee amort related 0 ,-48,138.340000000004 2,010.13 1,703.49 17,424.86 92,073.81 1,492.41 66566.36%,V420201 420201 LeaseComm mgt fee amort relatd 0 ,143,693.97 48,262.74 41,909.68 42,617.79 45,537.450000000004 44,988.950000000004 367010.58%,V420301 420301 Development fee amort related 0 1,070.5999999999999 -3,347.19 -5,008.24 1,388.82 -,303.36 1,618.8700000000001 -4580.5%,V420315 420315 Acquisition fee amort related 0 1,936.73 1,936.73 2,487.98 1,385.48 1,936.73 1,936.73 11620.380000000001%,FACCOUNT,X,_ All Accounts 0 98,562.96 48,862.409999999996 41,092.910000000003 62,816.950000000004 ,139,244.63000000003 50,036.960000000014 440616.82%,V (None) 0 41,481.120000000003 ,-35,081.760000000002 -2,782.93 -,191.55 -4,312.28 3,067.31 2179.91%,V03070 03070 East - Marketing Corp 0 -5,048.74 13,257.33 13,260.50000000001 32,099.99 37,832.870000000003 12,708.51 104110.01000000001%,V03071 03071 Northwest - Mktg Corporate 0 19,100.490000000002 7,907.54 8,026.93 8,430.2900000000009 36,233.31 8,186.2300000000005 87884.790000000008%,V03072 03072 Southwest - Mktg Corporate 0 16,705.82 41,932.6 7,484.4000000000005 7,484.4000000000005 23,847.72 9,308.43 106762.83%,V03073 03073 Central - Mktg Corporate 0 14,980.58 6,497.92 7,007.26 6,888.8600000000006 37,538.50000000003 8,661.52 81574.19%,V03075 03075 Latin America - Mktg Corporate 0 9,290.67 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 46368.42%,V03310 03310 Fund Accounting 0 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 11620.380000000001%,V03354 03354 Indianapolis - Property Manage 0 72.09 0 0 0 0 0 72.09%,V03376 03376 Atlanta - Property Management 0 44.2 0 0 0 0 0 44.2%,FDEPTID,X,_ All Departments 0 98,562.959999999992 48,862.409999999996 41,092.910000000011 62,816.950000000012 ,139,244.63 50,036.960000000006 440616.82000000007%,V03013 03013 ProLogis Management LLC 0 ,106,137.75 80,400.800000000003 40,812.270000000004 59,944.44 ,141,018.9 42,210.83 470524.99%,V03018 03018 ProLogis Logistic Services Inc 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V03791 03791 PLD LP China TRS 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V23115 23115 ProLogis Canada Mgmt Corp 0 42,072.92 600.81000000000006 437.72 769.83 0 1,129.6200000000001 45010.9%,V51000 51000 Prologis, LP 0 0 0 551.25 -,551.25 0 0 0%,V52000 52000 HEADLANDS REALTY CORPORATION 0 ,-50,038.37 7,377.37 2,460.4 2,460.4 2,538.100000000002 3,463.39 -31739.52%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 -,341.14 -4,434.8100000000004 0 0 0 0 -4775.95%,FBUSINESS_UNIT,X,_ All Business Units 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.81999999995%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,FPRODUCT,X,_ All Products 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V03040 03040 PLD Nrth Amer Props Fund I LLC 0 0 0 0 0 0 0 0%,FAFFILIATE,X,_ All Affiliates 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 0 0 0 165.81 -,165.81 0 0%,V0303035 0303035 ProLogis California I LLC 0 38,181.53 33,894.94 0 0 0 0 72076.47%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 11,205.4 11,205.4 11,205.4 14,323.12 9,175.5300000000007 9,175.5300000000007 66289.3 Signs are reversed. Drilled off of a reversed sign amount. %,V0303300 0303300 KPJV, LLP (AFLCIO) 0 211.08 211.08 211.08 15,932.45 0 0 16565.689999999999%,V0303872 0303872 AMB China Logistics Venture I 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V0313500 0313500 Elkhorn 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V0314000 0314000 NAIF 0 17,487.79 16,231.25 16,909.170000000002 17,194.13 ,107,847.40000000001 18,722.73 194392.47%,V0314001 0314001 NAIF A 0 42,072.92 600.81000000000006 437.72 604.02 165.81 1,129.6200000000001 45010.9%,V0315000 0315000 PLD NA2 Fund 0 32,225.780000000002 0 0 0 0 0 32225.780000000002%,V0316081 0316081 ProLogis MX Fund Sub LP 0 279.09000000000003 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 37356.840000000004%,V0317000 0317000 ProLogis NA3 Fund 0 6,547.4400000000005 6,445.9000000000005 6,326.51 6,326.51 17,827.740000000002 8,144.34 51618.44%,V0357000 0357000 US Logistics Fund 0 ,-50,379.51 2,942.56 3,011.29 1,908.79 2,538.100000000002 3,463.39 -36515.47%,FPROJECT_ID,X,_ All Project IDs 0 98,562.959999999992 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.82000000007%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description #REF! #REF! #REF! #REF! #REF! #REF! #REF! Amount %,V430000 430000 Equity in earnings of related 0 0 0 0 0 0 0.02 0.02%,V430100 430100 I/C equity in earngs subsidry 0 -0.01 0.01 0 -0.01 0.02 0 0.01%,V431100 431100 EIE FFO unconsolidated sub 0 ,-16,012,405.98 ,-18,474,156.120000001 ,-11,397,016.74 ,-14,006,063.41 ,-15,306,898.33 -6,904,161.3799999999 -82100701.959999993%,V431200 431200 EIE depreciation uncons sub 0 9,706,613.5199999996 17,428,119.309999999 7,882,695.6799999997 8,238,736.8899999997 14,668,171.539999999 13,573,335.29999999 71497671.969999999%,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -9,883,459.6000000015 -1,784,587.8900000008 -3,185,420.8700000006 -7,199,095.5900000008 -,744,837.80000000121 4,055,184.6599999992 -18742217.089999989%,V (None) 0 -9,930,966.9399999995 -2,047,311.2 -3,215,837.51 -7,199,095.5899999999 -,733,549.42 4,021,860.1 -19104900.559999999%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75%,FDEPTID,X,_ All Departments 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.8699999996 -7,199,095.5899999999 -,744,837.8 4,055,184.66 -18742217.09%,V03000 03000 ProLogis 0 -3,022,388.95 -1,186,893.1 ,479,641.5 -,338,580.2 -1,855,938.74 4,816,474.8600000003 -1107684.99%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03018 03018 ProLogis Logistic Services Inc 0 ,247,690.33000000002 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 311693%,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82%,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590%,V03751 03751 Japan-TRS 0 -,145,828.51999999999 ,-96,391.71 -,139,797.66 -,127,544.4000000001 -,113,685.68000000001 -,147,521.76 -770769.37%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,000 -475000%,V03770 03770 Europe-REIT 0 -5,695,309.6500000004 2,014,734.2 3,187,085.21 -5,492,856.4199999999 -1,802,679.15 6,318,393.1900000004 -1470632.8%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,700,161.3 15,237,233.51 30722755.859999999%,V03772 03772 Europe Global Finance 0 0 -1,855,368.94 ,-22,106,156.719999999 -1,380,629.99 1,615,196 ,-22,073,583.309999999 -45800542.960000001%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 0 69,848.42 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V03E00 03E00 ProLogis Eliminations 0 ,847,320.26 ,556,567.92000000004 ,569,105.3 ,695,885.19000000006 ,657,382.79 ,660,120.79 3986381.98%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V51000 51000 Prologis, LP 0 -,259,459.67 ,-27,301.21 -1,497,898.1400000001 ,995,095.69000000006 1,110,289.8600000001 -1,062,635.3500000001 -741908.82000000007%,V51001 51001 Prologis 2, LP 0 87,329.3 57,923 ,117,450.33 ,-20,605.63 ,747,422.93 ,147,554.11000000002 1137073.77%,V51039 51039 AMB ELK GROVE, LLC 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V52000 52000 HEADLANDS REALTY CORPORATION 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 56,957.99 22,499.10000000002 59,782.51 ,-20,642.43 -3,525.98 -,511,969.98000000004 -396898.88%,V5252E 5252E MET 4/12 & MET PHSE (Elim) 0 -,223.48000000000002 ,284,740.75 ,292,728.15000000002 ,173,315.67 ,141,115.49 ,174,501.6 1066178.18%,V5253E 5253E AMB AFCO (Elimination) 0 -,176,390.37 -,149,375.30000000002 -,630,708.47999999998 ,-57,495.93 ,200,901.76000000001 ,456,582.23 -356486.09%,V5256C 5256C Portview Cmm Cntr (Corp Elim) 0 59,411.49 58,092.590000000004 ,116,868.33 17,978.43 -,188,285.32 ,395,796.74 459862.26%,V5260C 5260C AMB AMS (Corp Elim) 0 ,-22,514.720000000001 ,-19,752.28 ,-16,303 -,166,345.92000000001 11,945.64 ,531,820.23 318849.95%,V55007 55007 AMB Property Mexico Holding 0 ,-91,041.77 25,241.61 -,160,535.95000000001 16,832.43 -6,393 ,-23,421.10000000002 -239317.69%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -,141,431.85 ,-51,438.29 3,223.44 -,150,048.31 -355347.34%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55017 55017 Galeria de Galerias San Angel 0 0 0 0 0 0 ,-31,911.5 -31911.5%,V55030 55030 G Accion Vivienda XVIII 0 1,655.25 3,123.9300000000003 15.280000000000001 0 0 -7,084.14 -2289.6799999999998%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 -,800,757.54 0 0 2,077,506.74 0%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 ,800,757.54 0 0 -2,077,506.74 0%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,883,459.6000000015 -1,784,587.89 -3,185,420.8700000006 -7,199,095.5899999989 -,744,837.79999999888 4,055,184.6600000039 -18742217.090000004%,V (None) 0 -2,595,854.62 4,903,290.34 ,873,543.61 4,786,989.8899999997 6,723,719.6600000001 9,873,365.5099999998 24565054.390000001%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,579,759.96 -6,732,496.1399999997 -4,084,407.59 ,-11,915,988.50000001 -7,458,461.9900000002 -5,832,907.3600000003 -41604021.090000004%,FPRODUCT,X,_ All Products 0 -9,883,459.6000000015 -1,784,587.8899999997 -3,185,420.87 -7,199,095.5900000008 -,744,837.79999999981 4,055,184.6599999992 -18742217.090000004%,V (None) 0 -9,759,649.7300000004 -1,191,669.96 -2,735,840.5 -7,159,185.3399999999 -,490,029.85000000003 2,468,660.88 -18867714.050000001%,V03001 03001 ProLogis Limited Partnership I 0 ,116,310.83 ,126,386.16 ,172,695.73 ,121,284.16 0 0 536676.88%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V52501 52501 PLD INSTITT'L ALIANCE FUND II 0 0 0 0 -0.01 0.01 0 0%,V52521 52521 Met Phase I 95, Ltd. 0 -,116,310.83 -,126,386.16 -,172,695.73 -,121,284.16 0 0 -536676.88%,V52600 52600 Prologis AMS, L.P. 0 -0.01 0.01 0 0 0.01 0 0.01%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 2,077,506.74 2077506.74%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,V56700 56700 PLD Brazil Log Prtns Fund I LP 0 ,149,428.72 -,149,428.72 0 0 0 0 0%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.87 -7,199,095.589999998 -,744,837.79999999993 4,055,184.6599999997 -18742217.089999996%,V (None) 0 ,149,428.72 -,149,428.72 0 0 0 0.02 0.02%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303035%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303035,V0303040%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303035,V0303040,V0303300%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303035,V0303040,V0303300,V0303712%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303035,V0303040,V0303300,V0303712,V0303714%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000%,V0303179 0303179 East Gate Land-Park 70 Land 0 17,216.96 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 81219.63%,V0303180 0303180 Bldg #2 23655 E 19 Ave Aurora 0 2,723.8 5,247.9000000000005 4,926.3 2,692.5 3,499.9500000000003 4,149.1499999999996 23239.600000000002%,V0303855 0303855 Barton Business Park Ltd 0 0 0 0 0 -,154,428.70000000001 0 -154428.70000000001%,V0303869 0303869 Narashino 3 0 ,-47,686.76 ,-29,381.8 ,-46,194.98 ,-31,929.9 ,-48,188.68 ,-49,167.97 -252548.56%,V0303870 0303870 Ichikawa II 0 ,-98,141.760000000009 ,-67,010.63 ,-93,602.680000000008 ,-95,614.95 ,-65,497 ,-98,353.790000000008 -518220.81%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V0352500 0352500 AMB Inst Alliance Fund 2 0 0 0 0 -0.01 0.01 0 0%,V0352600 0352600 AMB AMS LP 0 -0.01 0.01 0 0 0.01 0 0.01%,V0356100 0356100 G. Accion-Unconsol 0 ,-20,778.28 -5,560.71 -,282,409.60000000003 35,396.65 ,-11,147.35 -,169,607.26 -454106.55%,V0357100 0357100 AMB DFS Fund I 0 30,806.65 19,682.11 19,484.25 25,303.82 19,833.38 16,784.39 131894.6%,V0357200 0357200 AMB Elk Grove LLC (Du Page) 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V0357201 0357201 Majestic Realty (Pico Rivera) 0 41,241.85 17,212.5 72,980.290000000008 ,-83,670.84 ,488,929.75 88,546.14 625239.24%,V0357202 0357202 Maj Realty (Mnte Vsta Spctrum) 0 16,474.55 -,672.9 12,200.64 ,-43,186.78 ,118,372 -1,623.78 101563.73%,V0357203 0357203 Majestic Realty (Sterling 1) 0 19,475.670000000002 10,819.23 35,995.120000000003 37,427.18 90,853.5 18,708.46 213279.16%,V0357204 0357204 Majestic Realty (Sterling 2) 0 17,132.10000000002 13,372.130000000001 34,044.520000000004 -6,159 86,798 17,508.9 162695.75%,V0357205 0357205 Majestic Realty (Sterling 3) 0 10,564.61 6,594.92 18,986.57 5,063.2700000000004 53,252.18 10,263.42 104724.97%,V0357206 0357206 Nash Logistics LLC 0 ,-13,246.550000000001 ,-13,246.550000000001 ,-14,404.84 12,731.36 ,-11,412.56 ,-12,044.25 -51623.39%,V0357211 0357211 S A Logistics 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03GE018 03GE018 PLD Germany VI BV 0 0 0 -,344.1 0 0 -2,950.69 -3294.7000000000003%,V03GE026 03GE026 PLD Germany XI BV 0 0 0 1,573.67 0 0 -7,278.93 -5705.26%,V03GE046 03GE046 ProLogis Germany XX BV 0 0 0 -1,144.71 0 0 -5,111.84 -6256.55%,V03GE055 03GE055 PLD Germany XXX BV 0 0 0 359.68 0 0 -7,880.81 -7521.13%,V03GE057 03GE057 PLD Germany XXXII BV 0 0 0 1,482.27 0 0 -2,326.9299999999998 -844.66%,V03GE063 03GE063 ProLogis Germany XXXVIII BV 0 0 0 -6,257.4400000000005 0 0 ,-27,879.58 -34137.020000000004%,V03GE069 03GE069 PLD Germany XLIV BV 0 0 0 5,883.7300000000005 0 0 -7,623.3600000000006 -1739.63%,V03GE070 03GE070 PLD Germany XLV BV 0 0 0 -1,428.99 0 0 ,-14,578.82 -16007.81%,V03GE073 03GE073 ProLogis Germany XLVIII BV 0 0 0 4,743.92 0 0 3,989.6 8733.52%,V03GE078 03GE078 PLD Germany LIII BV 0 0 0 3,441.3 0 0 2,074.4299999999998 5515.46%,V03GE082 03GE082 PLD Germany LVI BV 0 0 0 34,146.97 0 0 33,469.82 67616.790000000008%,V03GE084 03GE084 ProLogis Germany LVIII BV 0 0 0 1,435.68 0 0 2,448.66 3884.34%,V03GE085 03GE085 PLD Germany LIII BV 0 0 0 1,484.29 0 0 0 1484.29%,V03GE086 03GE086 ProLogis Germany LX BV 0 0 0 -1,079.8600000000001 0 0 0 -1079.8600000000001%,V03GE088 03GE088 ProLogis Germany LXII BV 0 0 0 -3,699.2 0 0 ,-16,045.24 -19744.260000000002%,V03GE092 03GE092 ProLogis Germany LXVI BV 0 0 0 4,482.62 0 0 -,966.71 3515.91%,V03GE098 03GE098 ProLogis Germany LXVII BV 0 0 0 -1,416.45 0 0 ,-11,041.27 -12457.720000000001%,V03GE099 03GE099 PLD Germany LIII BV 0 0 0 8,954.93 0 0 7,389.52 16344.45%,V03GE101 03GE101 ProLogis Germany LXX B.V 0 0 0 2,567.7200000000003 0 0 -6,467.71 -3899.9900000000002%,V03GE105 03GE105 ProLogis Germany LXXIV BV 0 0 0 14,426.35 0 0 6,451.2 20877.55%,V03GE107 03GE107 ProLogis Germany LXXVI BV 0 0 0 1,870.7 0 0 -3,335.61 -1464.91%,V03GE108 03GE108 PLD Germany LXXVII BV 0 0 0 1,109.9000000000001 0 0 -1,653.57 -543.66999999999996%,V03GE109 03GE109 ProLogis Germany LXXVIII BV 0 0 0 979.13 0 0 -2,112.81 -1133.68%,V03GE110 03GE110 Prologis Germany LXXXV B.V 0 0 0 1,629.71 0 0 -1,370.38 259.33%,V03GE112 03GE112 ProLogis Germany LXXXI B.V. 0 0 0 823.09 0 0 -2,579.6 -1756.51%,V03GE115 03GE115 ProLogis Germany LXXXIV B.V. 0 0 0 1,464.66 0 0 -3,978.58 -2513.92%,V03GE116 03GE116 PLD Germany LXXXV B.V. 0 0 0 -,208.88 0 0 -9,318.11 -9526.99%,V03GE122 03GE122 ProLogis Germany XCI B.V. 0 0 0 11,916.49 0 0 10,980.23 22896.720000000001%,V03GE128 03GE128 ProLogis Germany XCVII B.V. 0 0 0 -5,317.28 0 0 ,-19,187.150000000001 -24504.43%,V03GE137 03GE137 ProLogis Germany CVI B.V 0 0 0 -4,021.34 0 0 -7,844.8600000000006 -11866.2%,V03GE148 03GE148 ProLogis Germany CXVII B.V. 0 0 0 1,083.82 0 0 0 1083.82%,V03GE151 03GE151 ProLogis Germany CXX B.V. 0 0 0 939.05000000000007 0 0 541.04999999999995 1480.1000000000001%,V03GE152 03GE152 ProLogis Germany CXXI B.V. 0 0 0 -,735.75 0 0 -3,470.14 -4205.8900000000003%,V03GE155 03GE155 ProLogis Germany CXXIV B.V. 0 0 0 3,500.34 0 0 3,402.26 6902.6%,V03GE159 03GE159 ProLogis Germany CXXVIII B.V 0 0 0 -,802.72 0 0 0 -802.72%,V03GE185 03GE185 ProLogis Germany CLIV B.V. 0 0 0 636.95000000000005 0 0 0 636.95000000000005%,V03GE222 03GE222 ProLogis Germany CXCI B.V. 0 0 0 7,663.5 0 0 -2,706.1 4956.95%,V03GE235 03GE235 ProLogis Germany CCIV B.V 0 0 0 -1,368.3 0 0 ,-10,094.800000000001 -11463.1%,V03GE236 03GE236 ProLogis Germany CCIV B.V 0 0 0 -1,538.6200000000001 0 0 -5,345.99 -6884.6100000000006%,V03GE237 03GE237 ProLogis Germany CCIV B.V 0 0 0 4,147.8900000000003 0 0 9.9600000000000009 4157.8500000000004%,V03UK217 03UK217 Joint Venture M&S Lima 0 -,358.47 ,-69,707.839999999997 -,536,995.23 -0.6 0 -,627,350.81000000006 -1234412.95%,FPROJECT_ID,X,_ All Project IDs 0 -9,883,459.6000000034 -1,784,587.8900000001 -3,185,420.8699999987 -7,199,095.5900000008 -,744,837.80000000109 4,055,184.6599999978 -18742217.089999992%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V430000 430000 Equity in earnings of related 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V431100 431100 EIE FFO unconsolidated sub 0 ,-14,551,258.77 ,-16,955,582.780000001 -8,093,044.8700000001 ,-12,977,382.880000001 ,-13,668,110.65 -4,742,476.33 -70987856.280000001%,V431200 431200 EIE depreciation uncons sub 0 8,782,208.4600000009 16,509,797.41 5,653,256.5800000001 8,421,462.299999993 12,608,208.7 12,861,725.130000001 64836657.68%,V431210 431210 EIE def gain acc amrt unc sub 0 -,773,796.24 -,600,632.5 -,601,623.73 -,600,925.51 -,596,044.54 -,586,168.12 -3759190.64%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,717,400.33 20,089.560000000001 12,880.77 -,143,949.21 ,-44,573.9 -7,711.85 -1880664.96 252098.54000000004 Amort %,FACCOUNT,X,_ All Accounts 0 -9,412,092.9399999995 -,974,911.83000000217 -2,229,037.41 -5,614,913.9600000018 -1,115,090.67 5,577,013.4400000013 -13769033.370000001%,V (None) 0 -9,459,600.2799999993 -1,237,635.1400000001 -2,259,454.499999998 -5,614,913.96 -1,103,802.29 5,543,688.8799999999 -14131716.84%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75 -1152991.1900000004 EIE %,FDEPTID,X,_ All Departments 0 -9,412,092.9399999995 -,974,911.83000000019 -2,229,037.4099999997 -5,614,913.96 -1,115,090.67 5,577,013.4399999995 -13769033.369999999 -33891395.230000004 EIE depreciation uncons sub -3180.41 EIE dispositions non ffo %,V03000 03000 ProLogis 0 -2,327,221.21 -,486,144.27 1,043,819.78 ,354,612.49 -1,202,055.8999999999 5,472,446.5 2855457.39 1357723.02 EIE def inc tax exp uncons sub %,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01 323097.78999999998 EIE foreign exchange unc sub %,V03018 03018 ProLogis Logistic Services Inc 0 ,230,473.37 0 0 0 0 0 230473.37 -596.97 EIE unrealized derivatives %,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3 1783138.17 EIE def gain acc amrt unc sub %,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82 252098.54000000004 Amort %,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590 -31332106.279999994%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,177.7 -475177.07%,V03770 03770 Europe-REIT 0 -5,694,942.499999998 2,246,955.8199999998 -2,619,152.91 -5,771,519.5600000005 ,-65,588.960000000006 1,714,741.94 -10189505.720000001 -31332106.280000001 FFO as reported %,V03772 03772 Europe Global Finance 0 0 -1,859,385.53 ,-70,213.100000000006 -,808,898.44000000006 -,715,776.35 -1,544,188.22 -4998461.6399999997%,V03775 03775 Europe - Reclasses 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 ,-33,775.57 53,447.1 19671.439999999999 0%,V03790 03790 PLD LP China-REIT 0 0 0 0 0 0 -,110,438.5 -110438.05%,V03795 03795 PLD LP China Reclasses 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 92,313.96 0%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V51000 51000 Prologis, LP 0 -,376,822.18 ,162,940.67000000001 -1,693,423.76 ,947,390.35 1,145,838 ,-15,425.64 170497.44%,V51001 51001 Prologis 2, LP 0 -,516.33000000000004 10,124.89 ,-43,943.90000000004 26,400.53 27,400.11 8,932.75 28398.86%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 38,659.33 ,-13,796.91 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 -5,745.68 -5,374.99 -5,746.1 185.66 3,274.3 -7,023.85 -20430.57%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 0 0 0 0 -1276749.2%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 0 0 0 0 1276749.2%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,412,092.9400000013 -,974,911.83000000031 -2,229,037.4099999997 -5,614,913.9600000009 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -2,337,908.81 5,495,713.3099999996 1,292,992.3 6,106,146.6699999999 6,187,890.7400000002 10,111,032.59 26855866.530000001%,V03B238 03B238 Shareholder Loan 0 ,-83,618.66 33,284.340000000004 33,467.590000000004 ,-70,002.509999999995 35,364.85 26,006.7 -25498.32%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,375,603.8499999996 -6,504,046.4900000002 -3,555,497.300000003 ,-11,650,912.449999999 -7,292,936.7999999998 -4,547,184.55 -38926181.170000002%,FPRODUCT,X,_ All Products 0 -9,412,092.9399999995 -,974,911.83000000101 -2,229,037.41 -5,614,913.959999999 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -9,148,119.999999996 -,520,226.5 -1,787,481.7 -5,574,952.9699999997 -,860,333.56 6,066,485.8399999999 -11824626.91%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,368.31 -3,653.78 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 612.65 -1,108.71 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 60.84 -1,957.88 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.94 -2,401.7400000000002 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 55.96 -,978.97 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.57 -,287.84000000000003 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 70.210000000000008 -1,652.7 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 0 0 0 0 -3,071.25 0 -3071.25%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,412,092.9399999995 -,974,911.82999999984 -2,229,037.41 -5,614,913.9599999981 -1,115,090.6700000002 5,577,013.4400000013 -13769033.370000001%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0357000 0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,FPROJECT_ID,X,_ All Project IDs 0 -9,412,092.9400000032 -,974,911.82999999961 -2,229,037.41 -5,614,913.9600000009 -1,115,090.67 5,577,013.4399999995 -13769033.369999994%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V (None) 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FDEPTID,X,_ All Departments 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,V03000 03000 ProLogis 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V03770 03770 Europe-REIT 0 ,-73,313.9999999995 -,232,221.80000000002 6,077,086.5800000001 ,207,742.55000000002 -1,786,477.6600000001 5,274,636.42 9467453.0800000001%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,545,732.6 15,237,233.51 30877184.559999999%,V03772 03772 Europe Global Finance 0 0 4,016.59 ,-22,035,943.620000001 -,571,731.55000000005 2,330,972.35 ,-20,529,395.9 -40802081.32%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 ,300,420.90000000002 -,230,572.48 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 45,122.81 ,-20,260.39 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -7,307.1 236.41 3,223.44 -8,534.41 -28033.9%,FBUSINESS_UNIT,X,_ All Business Units 0 -1,799,968.94 ,-38,421.73000000001 ,132,514.68999999715 -,515,240.5500000001 ,-94,012.230000000141 ,-77,980.890000000159 -2393109.6500000046%,V (None) 0 ,-18,820.4 ,-13,194.79 ,-20,586.82 ,-73,946.7 ,-34,383.620000000003 ,-23,948.920000000002 -184880.89%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VFFO FFO Funds from Operations 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPRODUCT,X,_ All Products 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,V (None) 0 -1,707,085.54 ,-82,902.63 ,160,082.9 -,445,288.79000000004 -,101,939.16 ,-33,612.629999999997 -2210746.66%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,FAFFILIATE,X,_ All Affiliates 0 -1,799,968.94 ,-38,421.729999999989 ,132,514.69 -,515,240.55000000005 ,-94,012.23 ,-77,980.89 -2393109.6500000013%,V0303712 0303712 European Partnership II 0 0 0 0 0 ,-33,775.57 53,447.1 19671.439999999999 No %,V0303714 0303714 AMB Europe Logistics Fund 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 0 0 0 no %,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 ,-18,301.16 -110615.12%,V0315000 0315000 PLD NA2 Fund 0 -1,614,961.62 0 0 0 0 0 -1614961.62%,V0356000 0356000 AMB SGP Mexico 0 ,-83,618.66 33,284.340000000004 ,-19,542.920000000002 ,-70,002.509999999995 7,977.79 ,-42,857.700000000004 -174759.66%,V0356100 0356100 G. Accion-Unconsol 0 -9,264.74 11,196.56 -8,024.4800000000005 50.75 -50.86 -1,510.56 -7603.33%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03UK217 03UK217 Joint Venture M&S Lima 0 ,-73,303.88 ,-69,707.839999999997 ,127,658.40000000001 -,371,342.9 ,-49,387.47 ,-68,758.48 -504841.36%,FPROJECT_ID,X,_ All Project IDs 0 -1,799,968.94 ,-38,421.729999999996 ,132,514.69 -,515,240.55000000005 ,-94,012.23000000001 ,-77,980.89 -2393109.65%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FACCOUNT,X,_ All Accounts 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FDEPTID,X,_ All Departments 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V03000 03000 ProLogis 0 -,487,891.27 -,312,412.60000000003 -,312,412.62 -,312,412.63 -,312,412.62 -,312,412.60000000003 -2049954.34%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03770 03770 Europe-REIT 0 0 0 0 0 0 -1,697,580.29 -1697580.29%,V03775 03775 Europe - Reclasses 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 1,425,282.8900000001 0%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FBUSINESS_UNIT,X,_ All Business Units 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.72999999986 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FPRODUCT,X,_ All Products 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V (None) 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,FAFFILIATE,X,_ All Affiliates 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V0303035 0303035 ProLogis California I LLC 0 ,-53,892.92 0 0 0 0 0 -53892.92 -1783138.17%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 ,-12,522.82 -75136.92%,V0303712 0303712 European Partnership II 0 -,281,539.56 -,286,761.78000000003 -,287,752.99 -,287,054.76 -,282,173.8 -,272,297.40000000002 -1697580.29%,V0314000 0314000 NAIF 0 -,273,528.28999999998 -,273,528.28000000003 -,273,528.28000000003 -,273,528.3 -,273,528.28999999998 -,273,528.28000000003 -1641169.72%,V0315000 0315000 PLD NA2 Fund 0 -,124,493.3 0 0 0 0 0 -124493.03%,V0316081 0316081 ProLogis MX Fund Sub LP 0 ,-27,819.62 ,-27,819.62 ,-27,819.64 ,-27,819.63 ,-27,819.63 ,-27,819.62 -166917.76000000001%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,FPROJECT_ID,X,_ All Project IDs 0 -,775,280.85 -,602,117.12000000011 -,603,108.34000000008 -,602,410.12 -,597,529.14999999991 -,587,652.73 -3768098.3099999996 Pro-rata Operating Information for Three Months Ended June 30, 2015 Prologis Consolidated Less Non Controlling Interests Our Consolidated Share Plus Prologis Share of Unconsolidated Co-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Unconsolidated Ventures Consolidated Ventures Revenues: Rental income $,461,444 $,-48,524 $,146,677 $,559,597 $,306,566 $48,524 $,914,687 Strategic capital income 47,046 0 581 47,627 583 0 48,210 Development management and other income 1,914 -,781 1,299 2,432 1,905 781 5,118 Total revenues ,510,404 ,-49,305 ,148,557 ,609,656 ,309,054 49,305 ,968,015 0 0 Expenses: Rental expenses ,125,599 ,-12,297 31,678 ,144,980 70,337 12,297 ,227,614 Strategic capital expenses 20,115 0 0 20,115 0 0 20,115 General and administrative expenses 57,027 -6,220 10,667 61,474 20,522 6,220 88,216 Depreciation and amortization ,190,188 ,-20,693 47,016 ,216,511 ,100,367 20,693 ,337,571 Other expenses 30,127 ,-10,109 4,474 24,492 2,757 10,109 37,358 Total expenses ,423,056 ,-49,319 93,835 ,467,572 ,193,983 49,319 ,710,874 0 0 Operating income 87,348 14 54,722 ,142,084 ,115,071 -14 ,257,141 Earnings from unconsolidated co-investment ventures, net 40,851 -1,074 ,-39,777 0 0 1,074 1,074 Earnings from other unconsolidated joint ventures, net 933 0 0 933 0 0 933 Interest expense ,-68,902 3,274 ,-14,144 ,-79,772 ,-35,774 -3,274 -,118,820 Gains on dispositions of development properties and land, net 74,236 0 52 74,288 175 0 74,463 Gains on dispositions of other investments in real estate, net 34,546 90 -,562 34,074 -1,266 -90 32,718 Foreign currency and derivative gains (losses), related amortization and other income (expense), net ,-23,665 -,849 -,166 ,-24,680 -,314 849 ,-24,145 Losses on early extinguishment of debt, net -,236 0 -,711 -,947 -,883 0 -1,830 Income tax benefit (expense) -4,851 203 586 -4,062 1,073 -,203 -3,192 Consolidated net earnings ,140,260 1,658 0 ,141,918 78,082 -1,658 ,218,342 0 Net loss (earnings) attributable to noncontrolling interests 1,658 -1,658 0 0 0 0 0 Preferred stock dividends -1,678 0 0 -1,678 0 0 -1,678 Loss on preferred stock redemption 0 0 0 0 0 0 0 Net earnings attributable to common stockholders ,140,240 0 0 ,140,240 78,082 -1,658 ,216,664 0 Add (deduct) adjustments to arrive at FFO, as defined by Prologis: Real estate related depreciation and amortization ,183,237 ,-20,693 47,016 ,209,560 ,100,367 20,693 ,330,620 Gains on dispositions of other investments in real estate, net ,-34,546 -88 562 ,-34,072 1,266 88 ,-32,718 Unrealized foreign currency and derivative losses (gains) and related amortization, net 29,354 806 ,-10,602 19,558 ,-12,234 -,806 6,518 Deferred income tax expense (benefit) 145 -30 -5,234 -5,119 -7,421 30 ,-12,510 Reconciling items related to noncontrolling interests ,-20,005 20,005 0 0 0 0 0 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 31,742 0 ,-31,742 0 0 0 0 Our share of reconciling items included in earnings from other unconsolidated ventures 1,577 0 0 1,577 0 0 1,577 FFO, as defined by Prologis ,331,744 0 0 ,331,744 ,160,060 18,347 ,510,151 0 Adjustments to arrive at Core FFO: Gains on dispositions of development properties and land, net of taxes ,-76,306 0 -52 ,-76,358 -,175 0 ,-76,533 Acquisition expenses 26,130 ,-10,198 1,620 17,552 2,440 10,198 30,190 Losses on early extinguishment of debt and repurchase of preferred stock, net 236 0 711 947 883 0 1,830 Reconciling items related to noncontrolling interests ,-10,198 10,198 0 0 0 0 0 Our share of reconciling related to unconsolidated co-investment ventures 2,279 0 -2,279 0 0 0 0 Core FFO $,273,885 $0 $0 $,273,885 $,163,208 $28,545 $,465,638%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V420151 420151 Const mgmt fee amort related 0 ,-48,138.340000000004 2,010.13 1,703.49 17,424.86 92,073.81 1,492.41 66566.36%,V420201 420201 LeaseComm mgt fee amort relatd 0 ,143,693.97 48,262.74 41,909.68 42,617.79 45,537.450000000004 44,988.950000000004 367010.58%,V420301 420301 Development fee amort related 0 1,070.5999999999999 -3,347.19 -5,008.24 1,388.82 -,303.36 1,618.8700000000001 -4580.5%,V420315 420315 Acquisition fee amort related 0 1,936.73 1,936.73 2,487.98 1,385.48 1,936.73 1,936.73 11620.380000000001%,FACCOUNT,X,_ All Accounts 0 98,562.96 48,862.409999999996 41,092.910000000003 62,816.950000000004 ,139,244.63000000003 50,036.960000000014 440616.82%,V (None) 0 41,481.120000000003 ,-35,081.760000000002 -2,782.93 -,191.55 -4,312.28 3,067.31 2179.91%,V03070 03070 East - Marketing Corp 0 -5,048.74 13,257.33 13,260.50000000001 32,099.99 37,832.870000000003 12,708.51 104110.01000000001%,V03071 03071 Northwest - Mktg Corporate 0 19,100.490000000002 7,907.54 8,026.93 8,430.2900000000009 36,233.31 8,186.2300000000005 87884.790000000008%,V03072 03072 Southwest - Mktg Corporate 0 16,705.82 41,932.6 7,484.4000000000005 7,484.4000000000005 23,847.72 9,308.43 106762.83%,V03073 03073 Central - Mktg Corporate 0 14,980.58 6,497.92 7,007.26 6,888.8600000000006 37,538.50000000003 8,661.52 81574.19%,V03075 03075 Latin America - Mktg Corporate 0 9,290.67 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 46368.42%,V03310 03310 Fund Accounting 0 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 1,936.73 11620.380000000001%,V03354 03354 Indianapolis - Property Manage 0 72.09 0 0 0 0 0 72.09%,V03376 03376 Atlanta - Property Management 0 44.2 0 0 0 0 0 44.2%,FDEPTID,X,_ All Departments 0 98,562.959999999992 48,862.409999999996 41,092.910000000011 62,816.950000000012 ,139,244.63 50,036.960000000006 440616.82000000007%,V03013 03013 ProLogis Management LLC 0 ,106,137.75 80,400.800000000003 40,812.270000000004 59,944.44 ,141,018.9 42,210.83 470524.99%,V03018 03018 ProLogis Logistic Services Inc 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V03791 03791 PLD LP China TRS 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V23115 23115 ProLogis Canada Mgmt Corp 0 42,072.92 600.81000000000006 437.72 769.83 0 1,129.6200000000001 45010.9%,V51000 51000 Prologis, LP 0 0 0 551.25 -,551.25 0 0 0%,V52000 52000 HEADLANDS REALTY CORPORATION 0 ,-50,038.37 7,377.37 2,460.4 2,460.4 2,538.100000000002 3,463.39 -31739.52%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 -,341.14 -4,434.8100000000004 0 0 0 0 -4775.95%,FBUSINESS_UNIT,X,_ All Business Units 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.81999999995%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,FPRODUCT,X,_ All Products 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V03040 03040 PLD Nrth Amer Props Fund I LLC 0 0 0 0 0 0 0 0%,FAFFILIATE,X,_ All Affiliates 0 98,562.96 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.959999999999 440616.82%,V (None) 0 0 0 0 165.81 -,165.81 0 0%,V0303035 0303035 ProLogis California I LLC 0 38,181.53 33,894.94 0 0 0 0 72076.47%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 11,205.4 11,205.4 11,205.4 14,323.12 9,175.5300000000007 9,175.5300000000007 66289.3 Signs are reversed. Drilled off of a reversed sign amount. %,V0303300 0303300 KPJV, LLP (AFLCIO) 0 211.08 211.08 211.08 15,932.45 0 0 16565.689999999999%,V0303872 0303872 AMB China Logistics Venture I 0 0 ,-35,081.760000000002 -3,168.37 193.89000000000001 -4,312.28 3,233.12 -39135.4%,V0313500 0313500 Elkhorn 0 731.80000000000007 0 0 0 0 0 731.80000000000007%,V0314000 0314000 NAIF 0 17,487.79 16,231.25 16,909.170000000002 17,194.13 ,107,847.40000000001 18,722.73 194392.47%,V0314001 0314001 NAIF A 0 42,072.92 600.81000000000006 437.72 604.02 165.81 1,129.6200000000001 45010.9%,V0315000 0315000 PLD NA2 Fund 0 32,225.780000000002 0 0 0 0 0 32225.780000000002%,V0316081 0316081 ProLogis MX Fund Sub LP 0 279.09000000000003 12,412.59 6,160.47 6,168.2300000000005 6,168.2300000000005 6,168.2300000000005 37356.840000000004%,V0317000 0317000 ProLogis NA3 Fund 0 6,547.4400000000005 6,445.9000000000005 6,326.51 6,326.51 17,827.740000000002 8,144.34 51618.44%,V0357000 0357000 US Logistics Fund 0 ,-50,379.51 2,942.56 3,011.29 1,908.79 2,538.100000000002 3,463.39 -36515.47%,FPROJECT_ID,X,_ All Project IDs 0 98,562.959999999992 48,862.41 41,092.910000000003 62,816.950000000004 ,139,244.63 50,036.960000000006 440616.82000000007%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description #REF! #REF! #REF! #REF! #REF! #REF! #REF! Amount %,V430000 430000 Equity in earnings of related 0 0 0 0 0 0 0.02 0.02%,V430100 430100 I/C equity in earngs subsidry 0 -0.01 0.01 0 -0.01 0.02 0 0.01%,V431100 431100 EIE FFO unconsolidated sub 0 ,-16,012,405.98 ,-18,474,156.120000001 ,-11,397,016.74 ,-14,006,063.41 ,-15,306,898.33 -6,904,161.3799999999 -82100701.959999993%,V431200 431200 EIE depreciation uncons sub 0 9,706,613.5199999996 17,428,119.309999999 7,882,695.6799999997 8,238,736.8899999997 14,668,171.539999999 13,573,335.29999999 71497671.969999999%,V431210 431210 EIE def gain acc amrt unc sub 0 -,775,280.85 -,602,117.12 -,603,108.34 -,602,410.12 -,597,529.15 -,587,652.73 -3768098.31%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,799,968.94 ,-38,421.730000000003 ,132,514.69 -,515,240.55 ,-94,012.23 ,-77,980.89 -2393109.65%,FACCOUNT,X,_ All Accounts 0 -9,883,459.6000000015 -1,784,587.8900000008 -3,185,420.8700000006 -7,199,095.5900000008 -,744,837.80000000121 4,055,184.6599999992 -18742217.089999989%,V (None) 0 -9,930,966.9399999995 -2,047,311.2 -3,215,837.51 -7,199,095.5899999999 -,733,549.42 4,021,860.1 -19104900.559999999%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75%,FDEPTID,X,_ All Departments 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.8699999996 -7,199,095.5899999999 -,744,837.8 4,055,184.66 -18742217.09%,V03000 03000 ProLogis 0 -3,022,388.95 -1,186,893.1 ,479,641.5 -,338,580.2 -1,855,938.74 4,816,474.8600000003 -1107684.99%,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01%,V03018 03018 ProLogis Logistic Services Inc 0 ,247,690.33000000002 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 311693%,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82%,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590%,V03751 03751 Japan-TRS 0 -,145,828.51999999999 ,-96,391.71 -,139,797.66 -,127,544.4000000001 -,113,685.68000000001 -,147,521.76 -770769.37%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,000 -475000%,V03770 03770 Europe-REIT 0 -5,695,309.6500000004 2,014,734.2 3,187,085.21 -5,492,856.4199999999 -1,802,679.15 6,318,393.1900000004 -1470632.8%,V03771 03771 Europe - TRS 0 0 ,158,496.42000000001 15,786,172 ,241,015.23 -,700,161.3 15,237,233.51 30722755.859999999%,V03772 03772 Europe Global Finance 0 0 -1,855,368.94 ,-22,106,156.719999999 -1,380,629.99 1,615,196 ,-22,073,583.309999999 -45800542.960000001%,V03773 03773 Europe - Partnership 0 0 4,479.9000000000005 -4,138.42 ,-18,204.7 ,-12,076.710000000001 2,213.69 -27726.240000000002%,V03775 03775 Europe - Reclasses 0 0 0 0 69,848.42 ,-69,848.42 0 0%,V03790 03790 PLD LP China-REIT 0 ,-18,810.91 ,-17,673.740000000002 ,-18,809.8 ,-18,243.39 ,-18,776.12 ,-18,301.16 -110615.12%,V03795 03795 PLD LP China Reclasses 0 0 0 55,294.450000000004 ,-55,294.450000000004 0 0 0%,V03E00 03E00 ProLogis Eliminations 0 ,847,320.26 ,556,567.92000000004 ,569,105.3 ,695,885.19000000006 ,657,382.79 ,660,120.79 3986381.98%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V23639 23639 PAC Austin Office LLC 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V51000 51000 Prologis, LP 0 -,259,459.67 ,-27,301.21 -1,497,898.1400000001 ,995,095.69000000006 1,110,289.8600000001 -1,062,635.3500000001 -741908.82000000007%,V51001 51001 Prologis 2, LP 0 87,329.3 57,923 ,117,450.33 ,-20,605.63 ,747,422.93 ,147,554.11000000002 1137073.77%,V51039 51039 AMB ELK GROVE, LLC 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V52000 52000 HEADLANDS REALTY CORPORATION 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V5250C 5250C AMB Inst All Fd 2 (Corp Elim) 0 56,957.99 22,499.10000000002 59,782.51 ,-20,642.43 -3,525.98 -,511,969.98000000004 -396898.88%,V5252E 5252E MET 4/12 & MET PHSE (Elim) 0 -,223.48000000000002 ,284,740.75 ,292,728.15000000002 ,173,315.67 ,141,115.49 ,174,501.6 1066178.18%,V5253E 5253E AMB AFCO (Elimination) 0 -,176,390.37 -,149,375.30000000002 -,630,708.47999999998 ,-57,495.93 ,200,901.76000000001 ,456,582.23 -356486.09%,V5256C 5256C Portview Cmm Cntr (Corp Elim) 0 59,411.49 58,092.590000000004 ,116,868.33 17,978.43 -,188,285.32 ,395,796.74 459862.26%,V5260C 5260C AMB AMS (Corp Elim) 0 ,-22,514.720000000001 ,-19,752.28 ,-16,303 -,166,345.92000000001 11,945.64 ,531,820.23 318849.95%,V55007 55007 AMB Property Mexico Holding 0 ,-91,041.77 25,241.61 -,160,535.95000000001 16,832.43 -6,393 ,-23,421.10000000002 -239317.69%,V55008 55008 AMB Property Mex SA de CV 0 ,-15,010.42 -,641.91 -,141,431.85 ,-51,438.29 3,223.44 -,150,048.31 -355347.34%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55017 55017 Galeria de Galerias San Angel 0 0 0 0 0 0 ,-31,911.5 -31911.5%,V55030 55030 G Accion Vivienda XVIII 0 1,655.25 3,123.9300000000003 15.280000000000001 0 0 -7,084.14 -2289.6799999999998%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 -,800,757.54 0 0 2,077,506.74 0%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 ,800,757.54 0 0 -2,077,506.74 0%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,883,459.6000000015 -1,784,587.89 -3,185,420.8700000006 -7,199,095.5899999989 -,744,837.79999999888 4,055,184.6600000039 -18742217.090000004%,V (None) 0 -2,595,854.62 4,903,290.34 ,873,543.61 4,786,989.8899999997 6,723,719.6600000001 9,873,365.5099999998 24565054.390000001%,V03B238 03B238 Shareholder Loan 0 ,-92,883.400000000009 44,480.9 25,443.11 ,-69,951.759999999995 35,313.99 27,567.18 -30029.98%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,579,759.96 -6,732,496.1399999997 -4,084,407.59 ,-11,915,988.50000001 -7,458,461.9900000002 -5,832,907.3600000003 -41604021.090000004%,FPRODUCT,X,_ All Products 0 -9,883,459.6000000015 -1,784,587.8899999997 -3,185,420.87 -7,199,095.5900000008 -,744,837.79999999981 4,055,184.6599999992 -18742217.090000004%,V (None) 0 -9,759,649.7300000004 -1,191,669.96 -2,735,840.5 -7,159,185.3399999999 -,490,029.85000000003 2,468,660.88 -18867714.050000001%,V03001 03001 ProLogis Limited Partnership I 0 ,116,310.83 ,126,386.16 ,172,695.73 ,121,284.16 0 0 536676.88%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V52501 52501 PLD INSTITT'L ALIANCE FUND II 0 0 0 0 -0.01 0.01 0 0%,V52521 52521 Met Phase I 95, Ltd. 0 -,116,310.83 -,126,386.16 -,172,695.73 -,121,284.16 0 0 -536676.88%,V52600 52600 Prologis AMS, L.P. 0 -0.01 0.01 0 0 0.01 0 0.01%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 2,077,506.74 2077506.74%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,135.550000000003 -3,421.2 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 8,999.9 -9,495.9600000000009 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 -,954.5000000000007 -,942.99 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.92000000000002 -2,401.7200000000003 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 -55.7 -,867.31000000000006 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.52 -,287.79000000000002 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 -,494.18 -1,088.31 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 -9,264.74 4,733.8 -1,561 50.75 -3,122.11 -1,510.56 -10674.58%,V56700 56700 PLD Brazil Log Prtns Fund I LP 0 ,149,428.72 -,149,428.72 0 0 0 0 0%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,883,459.5999999996 -1,784,587.89 -3,185,420.87 -7,199,095.589999998 -,744,837.79999999993 4,055,184.6599999997 -18742217.089999996%,V (None) 0 ,149,428.72 -,149,428.72 0 0 0 0.02 0.02%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303035%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303035,V0303040%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303035,V0303040,V0303300%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303035,V0303040,V0303300,V0303712%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303035,V0303040,V0303300,V0303712,V0303714%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356700,V0356701,V0356000,V0303035,V0303040,V0303300,V0303712,V0303714,V0303715,V0303871,V0303872,V0314000,V0314001,V0315000,V0316081,V0317000,V0355703,V0356000,V0357000%,V0303179 0303179 East Gate Land-Park 70 Land 0 17,216.96 10,728.19 15,829.75 11,225.23 10,579.75 15,639.75 81219.63%,V0303180 0303180 Bldg #2 23655 E 19 Ave Aurora 0 2,723.8 5,247.9000000000005 4,926.3 2,692.5 3,499.9500000000003 4,149.1499999999996 23239.600000000002%,V0303855 0303855 Barton Business Park Ltd 0 0 0 0 0 -,154,428.70000000001 0 -154428.70000000001%,V0303869 0303869 Narashino 3 0 ,-47,686.76 ,-29,381.8 ,-46,194.98 ,-31,929.9 ,-48,188.68 ,-49,167.97 -252548.56%,V0303870 0303870 Ichikawa II 0 ,-98,141.760000000009 ,-67,010.63 ,-93,602.680000000008 ,-95,614.95 ,-65,497 ,-98,353.790000000008 -518220.81%,V0323585 0323585 Seton Venture 0 -1,484.6100000000001 -1,484.6200000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -1,484.6100000000001 -8907.67%,V0352500 0352500 AMB Inst Alliance Fund 2 0 0 0 0 -0.01 0.01 0 0%,V0352600 0352600 AMB AMS LP 0 -0.01 0.01 0 0 0.01 0 0.01%,V0356100 0356100 G. Accion-Unconsol 0 ,-20,778.28 -5,560.71 -,282,409.60000000003 35,396.65 ,-11,147.35 -,169,607.26 -454106.55%,V0357100 0357100 AMB DFS Fund I 0 30,806.65 19,682.11 19,484.25 25,303.82 19,833.38 16,784.39 131894.6%,V0357200 0357200 AMB Elk Grove LLC (Du Page) 0 ,123,062.4000000001 ,123,062.4000000001 ,347,629.43 -,721,930.91 ,584,577.4 -,495,402.87 -39002.870000000003%,V0357201 0357201 Majestic Realty (Pico Rivera) 0 41,241.85 17,212.5 72,980.290000000008 ,-83,670.84 ,488,929.75 88,546.14 625239.24%,V0357202 0357202 Maj Realty (Mnte Vsta Spctrum) 0 16,474.55 -,672.9 12,200.64 ,-43,186.78 ,118,372 -1,623.78 101563.73%,V0357203 0357203 Majestic Realty (Sterling 1) 0 19,475.670000000002 10,819.23 35,995.120000000003 37,427.18 90,853.5 18,708.46 213279.16%,V0357204 0357204 Majestic Realty (Sterling 2) 0 17,132.10000000002 13,372.130000000001 34,044.520000000004 -6,159 86,798 17,508.9 162695.75%,V0357205 0357205 Majestic Realty (Sterling 3) 0 10,564.61 6,594.92 18,986.57 5,063.2700000000004 53,252.18 10,263.42 104724.97%,V0357206 0357206 Nash Logistics LLC 0 ,-13,246.550000000001 ,-13,246.550000000001 ,-14,404.84 12,731.36 ,-11,412.56 ,-12,044.25 -51623.39%,V0357211 0357211 S A Logistics 0 -,717,797.9 -,679,901.58 -,636,752.66 -,730,044.85 -,794,284.16 -,126,000 -3684780.34%,V03CNN00701 03CNN00701 PLD Dalian Log Ctr Ph I 0 0.01 -0.01 0 0 0 0 0%,V03GE018 03GE018 PLD Germany VI BV 0 0 0 -,344.1 0 0 -2,950.69 -3294.7000000000003%,V03GE026 03GE026 PLD Germany XI BV 0 0 0 1,573.67 0 0 -7,278.93 -5705.26%,V03GE046 03GE046 ProLogis Germany XX BV 0 0 0 -1,144.71 0 0 -5,111.84 -6256.55%,V03GE055 03GE055 PLD Germany XXX BV 0 0 0 359.68 0 0 -7,880.81 -7521.13%,V03GE057 03GE057 PLD Germany XXXII BV 0 0 0 1,482.27 0 0 -2,326.9299999999998 -844.66%,V03GE063 03GE063 ProLogis Germany XXXVIII BV 0 0 0 -6,257.4400000000005 0 0 ,-27,879.58 -34137.020000000004%,V03GE069 03GE069 PLD Germany XLIV BV 0 0 0 5,883.7300000000005 0 0 -7,623.3600000000006 -1739.63%,V03GE070 03GE070 PLD Germany XLV BV 0 0 0 -1,428.99 0 0 ,-14,578.82 -16007.81%,V03GE073 03GE073 ProLogis Germany XLVIII BV 0 0 0 4,743.92 0 0 3,989.6 8733.52%,V03GE078 03GE078 PLD Germany LIII BV 0 0 0 3,441.3 0 0 2,074.4299999999998 5515.46%,V03GE082 03GE082 PLD Germany LVI BV 0 0 0 34,146.97 0 0 33,469.82 67616.790000000008%,V03GE084 03GE084 ProLogis Germany LVIII BV 0 0 0 1,435.68 0 0 2,448.66 3884.34%,V03GE085 03GE085 PLD Germany LIII BV 0 0 0 1,484.29 0 0 0 1484.29%,V03GE086 03GE086 ProLogis Germany LX BV 0 0 0 -1,079.8600000000001 0 0 0 -1079.8600000000001%,V03GE088 03GE088 ProLogis Germany LXII BV 0 0 0 -3,699.2 0 0 ,-16,045.24 -19744.260000000002%,V03GE092 03GE092 ProLogis Germany LXVI BV 0 0 0 4,482.62 0 0 -,966.71 3515.91%,V03GE098 03GE098 ProLogis Germany LXVII BV 0 0 0 -1,416.45 0 0 ,-11,041.27 -12457.720000000001%,V03GE099 03GE099 PLD Germany LIII BV 0 0 0 8,954.93 0 0 7,389.52 16344.45%,V03GE101 03GE101 ProLogis Germany LXX B.V 0 0 0 2,567.7200000000003 0 0 -6,467.71 -3899.9900000000002%,V03GE105 03GE105 ProLogis Germany LXXIV BV 0 0 0 14,426.35 0 0 6,451.2 20877.55%,V03GE107 03GE107 ProLogis Germany LXXVI BV 0 0 0 1,870.7 0 0 -3,335.61 -1464.91%,V03GE108 03GE108 PLD Germany LXXVII BV 0 0 0 1,109.9000000000001 0 0 -1,653.57 -543.66999999999996%,V03GE109 03GE109 ProLogis Germany LXXVIII BV 0 0 0 979.13 0 0 -2,112.81 -1133.68%,V03GE110 03GE110 Prologis Germany LXXXV B.V 0 0 0 1,629.71 0 0 -1,370.38 259.33%,V03GE112 03GE112 ProLogis Germany LXXXI B.V. 0 0 0 823.09 0 0 -2,579.6 -1756.51%,V03GE115 03GE115 ProLogis Germany LXXXIV B.V. 0 0 0 1,464.66 0 0 -3,978.58 -2513.92%,V03GE116 03GE116 PLD Germany LXXXV B.V. 0 0 0 -,208.88 0 0 -9,318.11 -9526.99%,V03GE122 03GE122 ProLogis Germany XCI B.V. 0 0 0 11,916.49 0 0 10,980.23 22896.720000000001%,V03GE128 03GE128 ProLogis Germany XCVII B.V. 0 0 0 -5,317.28 0 0 ,-19,187.150000000001 -24504.43%,V03GE137 03GE137 ProLogis Germany CVI B.V 0 0 0 -4,021.34 0 0 -7,844.8600000000006 -11866.2%,V03GE148 03GE148 ProLogis Germany CXVII B.V. 0 0 0 1,083.82 0 0 0 1083.82%,V03GE151 03GE151 ProLogis Germany CXX B.V. 0 0 0 939.05000000000007 0 0 541.04999999999995 1480.1000000000001%,V03GE152 03GE152 ProLogis Germany CXXI B.V. 0 0 0 -,735.75 0 0 -3,470.14 -4205.8900000000003%,V03GE155 03GE155 ProLogis Germany CXXIV B.V. 0 0 0 3,500.34 0 0 3,402.26 6902.6%,V03GE159 03GE159 ProLogis Germany CXXVIII B.V 0 0 0 -,802.72 0 0 0 -802.72%,V03GE185 03GE185 ProLogis Germany CLIV B.V. 0 0 0 636.95000000000005 0 0 0 636.95000000000005%,V03GE222 03GE222 ProLogis Germany CXCI B.V. 0 0 0 7,663.5 0 0 -2,706.1 4956.95%,V03GE235 03GE235 ProLogis Germany CCIV B.V 0 0 0 -1,368.3 0 0 ,-10,094.800000000001 -11463.1%,V03GE236 03GE236 ProLogis Germany CCIV B.V 0 0 0 -1,538.6200000000001 0 0 -5,345.99 -6884.6100000000006%,V03GE237 03GE237 ProLogis Germany CCIV B.V 0 0 0 4,147.8900000000003 0 0 9.9600000000000009 4157.8500000000004%,V03UK217 03UK217 Joint Venture M&S Lima 0 -,358.47 ,-69,707.839999999997 -,536,995.23 -0.6 0 -,627,350.81000000006 -1234412.95%,FPROJECT_ID,X,_ All Project IDs 0 -9,883,459.6000000034 -1,784,587.8900000001 -3,185,420.8699999987 -7,199,095.5900000008 -,744,837.80000000109 4,055,184.6599999978 -18742217.089999992%,C %,ATT,FDESCR %,SPER0%,SPER1%,SPER2%,SPER3%,SPER4%,SPER5%,SPER6%,SBAL 2012 6 Description 2012-0 2012-1 2012-2 2012-3 2012-4 2012-5 2012-6 Amount %,V430000 430000 Equity in earnings of related 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V431100 431100 EIE FFO unconsolidated sub 0 ,-14,551,258.77 ,-16,955,582.780000001 -8,093,044.8700000001 ,-12,977,382.880000001 ,-13,668,110.65 -4,742,476.33 -70987856.280000001%,V431200 431200 EIE depreciation uncons sub 0 8,782,208.4600000009 16,509,797.41 5,653,256.5800000001 8,421,462.299999993 12,608,208.7 12,861,725.130000001 64836657.68%,V431210 431210 EIE def gain acc amrt unc sub 0 -,773,796.24 -,600,632.5 -,601,623.73 -,600,925.51 -,596,044.54 -,586,168.12 -3759190.64%,V431220 431220 EIE def inc tax exp uncons sub 0 -,785,151.8 0 96,947.64 45,931.14 43,020.7 -1,446,674.23 -2045927.18%,V431230 431230 EIE foreign exchange unc sub 0 -,621,603.25 ,-98,012.24 -,129,668.45 -,362,042.75 ,542,410.28 -,503,465.32 -1172381.73%,V431240 431240 EIE dispositions non ffo 0 0 0 ,832,214.65 1,993.22 0 1,187.19 835395.06%,V431250 431250 EIE unrealized derivatives 0 0 0 0 0 0 596.97 596.97%,V431290 431290 EIE other uncons sub 0 ,404,337.71 0 0 0 0 0 404337.71%,V441020 441020 Unsecured int inc unconsol sub 0 -1,717,400.33 20,089.560000000001 12,880.77 -,143,949.21 ,-44,573.9 -7,711.85 -1880664.96 252098.54000000004 Amort %,FACCOUNT,X,_ All Accounts 0 -9,412,092.9399999995 -,974,911.83000000217 -2,229,037.41 -5,614,913.9600000018 -1,115,090.67 5,577,013.4400000013 -13769033.370000001%,V (None) 0 -9,459,600.2799999993 -1,237,635.1400000001 -2,259,454.499999998 -5,614,913.96 -1,103,802.29 5,543,688.8799999999 -14131716.84%,V03700 03700 Corp Level G A - Latin America 0 0 ,149,428.72 0 0 0 0 149428.72%,V31050 31050 Brazil - Development 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 33,324.559999999998 213254.75 -1152991.1900000004 EIE %,FDEPTID,X,_ All Departments 0 -9,412,092.9399999995 -,974,911.83000000019 -2,229,037.4099999997 -5,614,913.96 -1,115,090.67 5,577,013.4399999995 -13769033.369999999 -33891395.230000004 EIE depreciation uncons sub -3180.41 EIE dispositions non ffo %,V03000 03000 ProLogis 0 -2,327,221.21 -,486,144.27 1,043,819.78 ,354,612.49 -1,202,055.8999999999 5,472,446.5 2855457.39 1357723.02 EIE def inc tax exp uncons sub %,V03017 03017 ProLogis Development Services 0 -4,365.41 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -1,458.1200000000001 -11656.01 323097.78999999998 EIE foreign exchange unc sub %,V03018 03018 ProLogis Logistic Services Inc 0 ,230,473.37 0 0 0 0 0 230473.37 -596.97 EIE unrealized derivatives %,V03201 03201 PLD Fraser LP 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3 1783138.17 EIE def gain acc amrt unc sub %,V03710 03710 PLD LP Singapore_REIT 0 28.560000000000002 ,-69,002.39 ,218,563.92 -1,884,491.27 -2,258.41 ,122,955.77 -1614203.82 252098.54000000004 Amort %,V03715 03715 PLD LP Singapore Reclasses 0 0 0 -1,627,353 1,627,353 0 -7,590 -7590 -31332106.279999994%,V03755 03755 Japan-Reclasses 0 -,923,549 -,537,696 1,461,245 0 0 -,475,177.7 -475177.07%,V03770 03770 Europe-REIT 0 -5,694,942.499999998 2,246,955.8199999998 -2,619,152.91 -5,771,519.5600000005 ,-65,588.960000000006 1,714,741.94 -10189505.720000001 -31332106.280000001 FFO as reported %,V03772 03772 Europe Global Finance 0 0 -1,859,385.53 ,-70,213.100000000006 -,808,898.44000000006 -,715,776.35 -1,544,188.22 -4998461.6399999997%,V03775 03775 Europe - Reclasses 0 -9.1300000000000008 4,478.95 -4,060.96 -,408.86 ,-33,775.57 53,447.1 19671.439999999999 0%,V03790 03790 PLD LP China-REIT 0 0 0 0 0 0 -,110,438.5 -110438.05%,V03795 03795 PLD LP China Reclasses 0 ,-18,810.920000000002 ,-17,673.73 36,484.65 ,-73,537.84 ,-18,776.12 92,313.96 0%,V23001 23001 ProLogis Canada LLC 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V23510 23510 Palmtree Acquisition Corp 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V51000 51000 Prologis, LP 0 -,376,822.18 ,162,940.67000000001 -1,693,423.76 ,947,390.35 1,145,838 ,-15,425.64 170497.44%,V51001 51001 Prologis 2, LP 0 -,516.33000000000004 10,124.89 ,-43,943.90000000004 26,400.53 27,400.11 8,932.75 28398.86%,V55007 55007 AMB Property Mexico Holding 0 ,-77,872.98 38,659.33 ,-13,796.91 ,-70,188.17 4,703.49 ,-35,833.85 -154329.09%,V55008 55008 AMB Property Mex SA de CV 0 -5,745.68 -5,374.99 -5,746.1 185.66 3,274.3 -7,023.85 -20430.57%,V5500S 5500S PLD MX Uncolsolid Adjustments 0 0 0 ,748,148.99 0 0 ,748,141.6 1496290.59%,V55501 55501 Prologis Brazil QH, LLC 0 -,149,428.72 -1,127,320.48 0 0 0 0 -1276749.2%,V55505 55505 Pld Brazil Finco Part Ltda 0 ,-68,725.100000000006 -,637,398.84 -,452,430.6 30,041.52 -,251,446.52000000002 -,356,887.87 -1736846.87%,V55702 55702 PLD Brazil MC Own Part Ltda 0 47,507.340000000004 ,113,294.59 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 90203.36%,V5670E 5670E AMB BRAZIL LOG (Elim) 0 0 1,276,749.2 0 0 0 0 1276749.2%,FBUSINESS_UNIT,X,_ All Business Units 0 -9,412,092.9400000013 -,974,911.83000000031 -2,229,037.4099999997 -5,614,913.9600000009 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -2,337,908.81 5,495,713.3099999996 1,292,992.3 6,106,146.6699999999 6,187,890.7400000002 10,111,032.59 26855866.530000001%,V03B238 03B238 Shareholder Loan 0 ,-83,618.66 33,284.340000000004 33,467.590000000004 ,-70,002.509999999995 35,364.85 26,006.7 -25498.32%,V03B239 03B239 Bridge Loan 0 0 0 0 0 ,-45,555.13 ,-12,840.67 -58395.8%,V03UAMT 03UAMT USUB-Def Gain-Accum Amort 0 0 137.01 0 0 0 0 137.01%,V03UINT 03UINT USUB-Interest Income 0 -,522,157 0 0 0 0 0 -522157%,V03UIPS 03UIPS Uncons sub invest-pref shares 0 -1,092,804.6200000001 0 0 0 0 0 -1092804.6200000001%,VDEPRE DEPRE Depreciation & Amortization 0 0 0 0 -,145.67000000000002 145.67000000000002 0 0%,VFFO FFO Funds from Operations 0 -5,375,603.8499999996 -6,504,046.4900000002 -3,555,497.300000003 ,-11,650,912.449999999 -7,292,936.7999999998 -4,547,184.55 -38926181.170000002%,FPRODUCT,X,_ All Products 0 -9,412,092.9399999995 -,974,911.83000000101 -2,229,037.41 -5,614,913.959999999 -1,115,090.67 5,577,013.4400000004 -13769033.370000001%,V (None) 0 -9,148,119.999999996 -,520,226.5 -1,787,481.7 -5,574,952.9699999997 -,860,333.56 6,066,485.8399999999 -11824626.91%,V15105 15105 ProLogisNA2 IndustrialFndSubLP 0 37,798.639999999999 0 0 0 0 0 37798.639999999999%,V54021 54021 AMB-Accion Los Altos Ind Prk 3 0 0 0 0 0 0 -,278.45999999999998 -278.45999999999998%,V54037 54037 AMB Ocotillo S de RL de CV 0 -4,281.93 -4,005.6800000000003 -4,282 138.19 9,273.3000000000011 -4,143.8100000000004 -7301.93%,V54043 54043 AMB-Accion GDL 2 0 -1,463.75 -1,369.31 -1,464.1 47.47 -2,927.75 -2,880.4 -10057.39%,V55505 55505 Pld Brazil Finco Part Ltda 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V55703 55703 PLD CCP Logistica Ltda 0 0 0 30,416.639999999999 0 ,-11,288.380000000001 ,-89,726.83 -70598.570000000007%,V56007 56007 AMB-Accion San Martin Obispo 1 0 -2,715.18 -,682.15 -1,755.29 2,416.9500000000003 -3,841.4 -1,698.66 -8275.73%,V56009 56009 AMB-Accion Cntro Logis Prque 1 0 ,-44,989.64 38,368.31 -3,653.78 ,-72,408.7 31,072.83 -3,310.6800000000003 -54921.66%,V56011 56011 AMB-Accion San Martn Obspo II 0 ,-18,991.920000000002 612.65 -1,108.71 -4,949.58 ,-11,769.15 ,-25,416.68 -61623.39%,V56013 56013 AMB-Accion GDL 1 0 -1,885.98 60.84 -1,957.88 4,163.99 -3,496.48 -,912.57 -4028.08%,V56015 56015 AMB-Accion Los Altos Ind Prk 1 0 -4,803.4400000000005 154.94 -2,401.7400000000002 1,437.7 -4,321.43 -2,324.25 -12258.220000000001%,V56019 56019 AMB-Accion Apodaca Ind Park 2 0 -1,734.6200000000001 55.96 -,978.97 1,090.5899999999999 -1,846.25 -,839.33 -4252.62%,V56021 56021 AMB-Accion Corrgidra Dst Cntr 0 -,575.58000000000004 18.57 -,287.84000000000003 287.87 -,575.66 0 -1132.6400000000001%,V56023 56023 AMB-Accion Arbolada Dist Cntr 0 -2,176.62 70.210000000000008 -1,652.7 -2,226.9900000000002 -,518.97 -1,053.22 -7558.29%,V56110 56110 Inmob Plza Opcion d los Insrgt 0 0 0 0 0 -3,071.25 0 -3071.25%,V56703 56703 AMB CCP Rio Guandu Empre Imobi 0 -,212.9 -4,033.14 -6,886.21 -1,807.92 -4,440.99 -5,350.54 -22730.89%,V56705 56705 PLD CCP Cajamar Emp Imob Ltda 0 ,-69,606.28 -,571,842.27 -,377,072.67 17,851.689999999999 -,209,341.19 -,307,939.95 -1517950.67%,V56707 56707 PLD CCP SJap Emp Imob Ltda 0 -36.06 -,320.58 -,197.31 -4,869.600000000004 -7,224.96 -5,189.4 -17837.010000000002%,V56709 56709 PLD CCP Tonolli Emp Imob Ltda 0 2,940.86 ,-12,398.69 ,-24,238.100000000002 -,619.44000000000005 -5,579.2300000000005 -3,777.9300000000003 -43672.53%,V56711 56711 PLD CCP 2 Emp Imob Ltda 0 -,525.82000000000005 -1,748.71 -1,376 -,174.43 -1,166.72 -1,180.8500000000001 -6172.53%,V56713 56713 AMB CCP Jordanesia Emp Ltda. 0 ,-11,847.130000000001 7,808.1500000000005 -2,204.11 15,123 16,809.97 6,561.21 32251.09%,V56715 56715 PLD CCP 4 Tucano 1 Emp Imo Ltd 0 19,368.100000000002 -,210.91 -1,318.77 -4,436.55 -3,548.81 -2,562.14 7290.92%,V56717 56717 PLD CCP 5 Emp Imob Ltda 0 0 0 0 8,528.74 -1,461.93 -1,636.74 5430.07%,V56720 56720 AMB CCP 3 Emp Imo Ltda 0 -8,806.68 ,-54,652.69 ,-39,136.89 696.46 ,-34,308.559999999998 ,-34,373.300000000003 -170581.66%,V56723 56723 PLD CCP 6 Emp Imob Ltda 0 0 0 0 -,250.97 -1,184.1000000000001 -1,438.59 -2873.66%,FAFFILIATE,X,_ All Affiliates 0 -9,412,092.9399999995 -,974,911.82999999984 -2,229,037.41 -5,614,913.9599999981 -1,115,090.6700000002 5,577,013.4400000013 -13769033.370000001%,V0303035 0303035 ProLogis California I LLC 0 -1,118,448.1000000001 -1,074,239.1000000001 ,771,135.16 0 0 0 -1421552.04%,V0303040 0303040 PLD Nrth Amer Props Fund I LLC 0 -,436,704.10000000003 -,200,469.28 -,163,931.97 -,213,242.89 -,155,285.69 -,196,955.65 -1366589.58%,V0303300 0303300 KPJV, LLP (AFLCIO) 0 ,-70,894.25 ,-77,526.40000000008 ,773,037.8 18,788.39 15,153.8 16,648.32 675207.3%,V0303712 0303712 European Partnership II 0 -4,728,752.97 -1,137,869.75 -,490,940.34 -2,627,898.1 -2,387,309.9500000002 -3,824,881.9699999997 -15197653.08%,V0303714 0303714 AMB Europe Logistics Fund 0 -1,097,903.3999999999 1,429,100.23 -2,187,067.2200000002 -3,874,274.3200000003 1,554,014 4,069,753.52 -106377.19%,V0303715 0303715 AMB Allianz Europe Logistics 0 ,131,705.19 ,100,818.76000000001 ,-15,419.41 ,-78,654.44 18,155.7 ,-20,870.82 135734.35%,V0303871 0303871 AMB Japan Fund I, L.P. 0 -,923,549 -,532,958.75 -,141,875.45000000001 -,295,639.96000000002 -,209,101.30000000002 -,420,271.21 -2523395.67%,V0303872 0303872 AMB China Logistics Venture I 0 ,-18,782.36 ,-91,413.37 ,230,816.2000000002 ,-35,036.15 ,188,066.77 42,335.82 315986.73%,V0314000 0314000 NAIF 0 -,347,649.98 -,243,614.91 -,109,953.78 -,133,193 -1,821,698.56 ,-41,679.19 -2697789.42%,V0314001 0314001 NAIF A 0 -8,997.89 -9,134.89 -9,176.27 -9,183.64 -9,035.32 -8,864.91 -54392.92%,V0315000 0315000 PLD NA2 Fund 0 -,514,005.75 0 0 0 0 0 -514005.75%,V0316081 0316081 ProLogis MX Fund Sub LP 0 -,622,837.39 ,111,101.86 ,166,962.45000000001 ,123,368.33 93,209.55 50,236.89 -77958.31%,V0317000 0317000 ProLogis NA3 Fund 0 ,976,330.71 ,919,619.4 ,378,149.8 ,576,221.93000000005 ,680,260.68 5,659,386.3300000001 9189968.4900000002%,V0355703 0355703 AMB CCP Logística Ltda. 0 47,507.340000000004 ,-48,286.96 0 0 0 0 -779.62%,V0356000 0356000 AMB SGP Mexico 0 -,445,516.27 ,-96,434.66 ,305,353.95 ,114,281.79000000001 ,298,816.86 ,431,657.66000000003 608159.32999999996%,V0356700 0356700 Brazil Fund-Consolid 0 -,149,428.72 ,149,428.72 0 0 0 0 0%,V0356701 0356701 Brzil Fund Unconsolidated 0 ,-68,725.100000000006 -,475,817.29000000004 -,422,013.42 30,041.52 -,262,734.90000000002 -,446,614.7 -1645863.8900000001%,V0357000 0357000 US Logistics Fund 0 ,-15,440.9 ,302,784.56 -1,314,114.73 ,789,506.58000000007 ,882,399.4 ,267,133.34999999998 912267.9%,FPROJECT_ID,X,_ All Project IDs 0 -9,412,092.9400000032 -,974,911.82999999961 -2,229,037.41 -5,614,913.9600000009 -1,115,090.67 5,577,013.4399999995 -13769033.369999994

Financial Information EBITDA Reconciliation Includes an adjustment for our share of KTR as if it was owned for the entire quarter. (in thousands) 14 2011 Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California ,310,000 0.5 ,155,000 ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,179,310 0.41299999999999998 74,055.3 ,234,490 0.41299999999999998 96,844.37 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ,638,569 0.2 ,127,713.8 ProLogis North American Properties Fund XI 1,586 0.2 317.20000000000005 1,859 0.2 371.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 1,228,081 0.37 ,454,389.97 1,239,092 0.37 ,458,464.4 ProLogis North American Industrial Fund III 1,015,947 0.2 ,203,189.40000000002 1,021,288 0.2 ,204,257.6 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ,214,149 0.24199999999999999 51,824.57999999997 ProLogis European Properties 2,194,270 0.33100000000000002 ,726,303.37 2,108,511 0.33100000000000002 ,697,917.14100000006 ProLogis European Properties Fund II 1,524,803 0.29699999999999999 ,452,866.49099999998 1,567,127 0.318 ,498,346.386 ProLogis Korea Fund 50,905 0.2 10,181 49,024 0.2 9,804.8000000000011 7,963,216 0.312 2,406,534.3759999997 8,628,274 0.29299999999999998 2,587,946.11 Debt to EBITDA Metrics (in thousands) Three Months Ended Nine Months Ended September 30, September 30, 2011 2010 2011 2010 Consolidated net earnings (loss) $ 65,868 $ -8,493 $ -,117,923 $ -,109,590 Net gains in acquisitions and dispositions of investment in real estate ,-19,806 ,-45,948 -,140,770 ,-78,692 Depreciation and amortization ,196,558 83,220 ,403,027 ,235,903 Interest expense ,136,064 ,120,233 ,339,579 ,349,132 Impairment charges 0 2,929 ,106,482 3,296 Merger, acquisition and other integration expenses 12,683 0 ,121,723 0 Current and deferred income tax expense (benefit) -2,838 9,455 11,876 ,-21,741 Pro forma adjustment ,263,994 Income on properties sold during the quarter included in discontinued operations -,677 ,-18,557 ,-10,204 ,-59,102 Other non-cash charges ,-44,680 -1,717 ,-23,409 14,764 Other adjustments made to derive Core FFO -,102 1,791 5,508 59,385 Core EBITDA, as adjusted, prior to our share of unconsolidated investees ,343,070 ,142,913 ,959,883 ,393,355 Our share of reconciling items from unconsolidated investees: Depreciation and amortization 31,393 35,987 ,103,730 ,105,830 Interest expense 38,043 43,214 ,105,051 ,134,740 Current and deferred income tax expense (benefit) 1,301 2,491 4,661 6,507 Other non-cash charges -1,615 763 -,593 1,819 Realized losses (gains) on derivative activity 0 0 226 5,984 Core EBITDA, as adjusted $ ,412,192 $ ,225,368 $ 1,172,958 $ ,648,235 Prologis debt to core EBITDA: Our share of interest and current income taxes from unconsolidated investees ,157,376 ,182,820 Three Months Ended Six Months Ended June 30, June 30, 2015 2014 2015 2014 Reconciliation of net earnings to Adjusted EBITDA Net earnings attributable to common stockholders $,140,240 $72,715 $,485,446 $77,381 Gains on dispositions of other investments in real estate properties, net ,-34,546 -,140,042 -,311,430 -,149,587 Depreciation and amortization ,190,188 ,161,577 ,359,996 ,321,857 Interest expense 68,902 80,184 ,137,663 ,165,707 Losses on early extinguishment of debt, net 236 77,558 16,525 77,285 Current and deferred income tax expense (benefit), net 4,851 -8,918 6,742 -2,038 Pro forma adjustments (A) 28,675 -4,467 29,415 -3,975 Net earnings attributable to noncontrolling interest 0 0 0 0 Preferred stock dividends and loss on preferred stock repurchase 1,678 8,465 3,348 10,600 Unrealized foreign currency and derivative losses (gains) and related amortization, net 29,354 ,-10,035 -3,506 18,075 Stock compensation expense 13,484 13,748 26,718 28,986 Acquisition expenses 26,130 1,703 27,434 2,203 Adjusted EBITDA, consolidated ,469,192 ,252,488 ,778,351 ,546,494 Our share of reconciling items from unconsolidated entities less third party share of consolidated entities: Losses on dispositions of other investments in real estate properties, net 472 50,839 477 41,622 Depreciation and amortization 26,953 48,193 65,134 93,778 Interest expense 10,870 20,940 24,643 38,491 Losses on early extinguishment of debt, net 711 861 1,053 221 Current income tax expense 4,475 4,447 6,664 9,895 Unrealized foreign currency and derivative losses (gains) and deferred income tax expense, net ,-15,060 7,444 ,-14,679 7,673 Acquisition expenses -8,578 18,295 -6,612 26,525 Adjusted EBITDA $,489,035 $,403,507 $,855,031 $,764,699 2011 Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California ,310,000 0.5 ,155,000 ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,179,310 0.41299999999999998 74,055.3 ,234,490 0.41299999999999998 96,844.37 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ,638,569 0.2 ,127,713.8 ProLogis North American Properties Fund XI 1,586 0.2 317.20000000000005 1,859 0.2 371.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 1,228,081 0.37 ,454,389.97 1,239,092 0.37 ,458,464.4 ProLogis North American Industrial Fund III 1,015,947 0.2 ,203,189.40000000002 1,021,288 0.2 ,204,257.6 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ,214,149 0.24199999999999999 51,824.57999999997 ProLogis European Properties 2,194,270 0.33100000000000002 ,726,303.37 2,108,511 0.33100000000000002 ,697,917.14100000006 ProLogis European Properties Fund II 1,524,803 0.29699999999999999 ,452,866.49099999998 1,567,127 0.318 ,498,346.386 ProLogis Korea Fund 50,905 0.2 10,181 49,024 0.2 9,804.8000000000011 7,963,216 0.312 2,406,534.3759999997 8,628,274 0.29299999999999998 2,587,946.11 Debt to EBITDA Metrics (in thousands) Three Months Ended Nine Months Ended September 30, September 30, 2011 2010 2011 2010 Consolidated net earnings (loss) $ 65,868 $ -8,493 $ -,117,923 $ -,109,590 Net gains in acquisitions and dispositions of investment in real estate ,-19,806 ,-45,948 -,140,770 ,-78,692 Depreciation and amortization ,196,558 83,220 ,403,027 ,235,903 Interest expense ,136,064 ,120,233 ,339,579 ,349,132 Impairment charges 0 2,929 ,106,482 3,296 Merger, acquisition and other integration expenses 12,683 0 ,121,723 0 Current and deferred income tax expense (benefit) -2,838 9,455 11,876 ,-21,741 Pro forma adjustment ,263,994 Income on properties sold during the quarter included in discontinued operations -,677 ,-18,557 ,-10,204 ,-59,102 Other non-cash charges ,-44,680 -1,717 ,-23,409 14,764 Other adjustments made to derive Core FFO -,102 1,791 5,508 59,385 Core EBITDA, as adjusted, prior to our share of unconsolidated investees ,343,070 ,142,913 ,959,883 ,393,355 Our share of reconciling items from unconsolidated investees: Depreciation and amortization 31,393 35,987 ,103,730 ,105,830 Interest expense 38,043 43,214 ,105,051 ,134,740 Current and deferred income tax expense (benefit) 1,301 2,491 4,661 6,507 Other non-cash charges -1,615 763 -,593 1,819 Realized losses (gains) on derivative activity 0 0 226 5,984 Core EBITDA, as adjusted $ ,412,192 $ ,225,368 $ 1,172,958 $ ,648,235 Prologis debt to core EBITDA: Our share of interest and current income taxes from unconsolidated investees ,157,376 ,182,820 Three Months Ended Six Months Ended June 30, June 30, 2015 2014 2015 2014 Reconciliation of net earnings to Adjusted EBITDA Net earnings attributable to common stockholders $,140,240 $72,715 $,485,446 $77,381 Gains on dispositions of other investments in real estate properties, net ,-34,546 -,140,042 -,311,430 -,149,587 Depreciation and amortization ,190,188 ,161,577 ,359,996 ,321,857 Interest expense 68,902 80,184 ,137,663 ,165,707 Losses on early extinguishment of debt, net 236 77,558 16,525 77,285 Current and deferred income tax expense (benefit), net 4,851 -8,918 6,742 -2,038 Pro forma adjustments (A) 28,675 -4,467 29,415 -3,975 Net earnings attributable to noncontrolling interest 0 0 0 0 Preferred stock dividends and loss on preferred stock repurchase 1,678 8,465 3,348 10,600 Unrealized foreign currency and derivative losses (gains) and related amortization, net 29,354 ,-10,035 -3,506 18,075 Stock compensation expense 13,484 13,748 26,718 28,986 Acquisition expenses 26,130 1,703 27,434 2,203 Adjusted EBITDA, consolidated ,469,192 ,252,488 ,778,351 ,546,494 Our share of reconciling items from unconsolidated entities less third party share of consolidated entities: Losses on dispositions of other investments in real estate properties, net 472 50,839 477 41,622 Depreciation and amortization 26,953 48,193 65,134 93,778 Interest expense 10,870 20,940 24,643 38,491 Losses on early extinguishment of debt, net 711 861 1,053 221 Current income tax expense 4,475 4,447 6,664 9,895 Unrealized foreign currency and derivative losses (gains) and deferred income tax expense, net ,-15,060 7,444 ,-14,679 7,673 Acquisition expenses -8,578 18,295 -6,612 26,525 Adjusted EBITDA $,489,035 $,403,507 $,855,031 $,764,699

Strategic Capital Summary and Financial Highlights The information presented excludes the co-investment venture Prologis DFS Fund I due to the investment size of the venture. We have a 50% ownership interest in Prologis Brazil Logistics Partners Fund I (“Brazil Fund”), a consolidated co-investment venture. The Brazil Fund in turn has an ownership interest in various joint ventures that are accounted for on the equity method. We also have other Brazil joint ventures that we account for using the equity method. Prologis’ share in these Brazil entities is reflected at our effective economic ownership. Promote opportunity is every three years. Promote opportunity is every year. We have an opportunity to earn a promote, at the end of the term of the fund, based on the performance of the Brazil Fund only. We do not have a promote opportunity in any of the other Brazil joint ventures. Values represent Prologis’ adjusted basis and may not be comparable to values reflected in the ventures’ stand alone financial statements calculated on a different basis. Throughout this document, we use the most recent public information for these co-investment ventures. 15 Unconsolidated Co-Investment Ventures (F): Prologis Share Square Feet Second Qtr NOI GBV of Operating Bldgs Debt Second Qtr NOI Annualized Pro forma NOI Debt Net Tangible Other Assets Prologis Investment (in thousands) Prologis Targeted U.S. Logistics Fund 51,352 $65,030 4,707,302 $1,509,216 $15,009 $60,036 $,348,327 $21,484 $,697,349 FIBRA Prologis (G) 31,438 35,806 1,771,923 ,571,519 16,424 65,696 ,262,156 24,801 ,597,781 Brazil Fund and joint ventures 6,219 15,370 ,422,855 0 2,512 10,048 0 19,024 ,228,320 Americas 89,009 ,116,206 6,902,080 2,080,735 33,945 ,135,780 ,610,483 #REF! 65,309 1,523,450 Prologis Targeted Europe Logistics Fund 17,503 24,728 1,832,701 ,438,438 10,809 43,236 ,191,641 35,282 ,483,090 Prologis European Properties Fund II 71,300 82,840 5,365,795 1,989,209 26,119 ,104,476 ,627,198 55,715 ,457,894 Europe Logistics Venture I 5,255 6,567 ,374,622 0 985 3,940 0 1,476 51,592 Prologis European Logistics Partners 60,719 68,476 4,230,316 ,105,288 34,238 ,136,952 52,644 34,513 1,851,604 Europe ,154,777 ,182,611 11,803,434 2,532,935 72,151 ,288,604 ,871,483 ,126,986 2,844,180 Nippon Prologis REIT (G) 20,913 47,512 3,311,798 1,324,615 7,174 28,696 ,200,017 24,870 ,295,505 Prologis China Logistics Venture 6,176 6,379 ,349,639 ,376,521 957 3,828 56,478 12,258 63,489 Asia 27,089 53,891 3,661,437 1,701,136 8,131 32,524 ,256,495 37,128 ,358,994 Total ,270,875 $,352,708 22,366,951 $6,314,806 $,114,227 $,456,908 $1,738,461 $,229,423 $4,726,624 Unconsolidated Co-Investment Ventures (F): Prologis Share Square Feet Second Qtr NOI GBV of Operating Bldgs Debt Second Qtr NOI Annualized Pro forma NOI Debt Net Tangible Other Assets Prologis Investment (in thousands) Prologis Targeted U.S. Logistics Fund 51,352 $65,030 4,707,302 $1,509,216 $15,009 $60,036 $,348,327 $21,484 $,697,349 FIBRA Prologis (G) 31,438 35,806 1,771,923 ,571,519 16,424 65,696 ,262,156 24,801 ,597,781 Brazil Fund and joint ventures 6,219 15,370 ,422,855 0 2,512 10,048 0 19,024 ,228,320 Americas 89,009 ,116,206 6,902,080 2,080,735 33,945 ,135,780 ,610,483 #REF! 65,309 1,523,450 Prologis Targeted Europe Logistics Fund 17,503 24,728 1,832,701 ,438,438 10,809 43,236 ,191,641 35,282 ,483,090 Prologis European Properties Fund II 71,300 82,840 5,365,795 1,989,209 26,119 ,104,476 ,627,198 55,715 ,457,894 Europe Logistics Venture I 5,255 6,567 ,374,622 0 985 3,940 0 1,476 51,592 Prologis European Logistics Partners 60,719 68,476 4,230,316 ,105,288 34,238 ,136,952 52,644 34,513 1,851,604 Europe ,154,777 ,182,611 11,803,434 2,532,935 72,151 ,288,604 ,871,483 ,126,986 2,844,180 Nippon Prologis REIT (G) 20,913 47,512 3,311,798 1,324,615 7,174 28,696 ,200,017 24,870 ,295,505 Prologis China Logistics Venture 6,176 6,379 ,349,639 ,376,521 957 3,828 56,478 12,258 63,489 Asia 27,089 53,891 3,661,437 1,701,136 8,131 32,524 ,256,495 37,128 ,358,994 Total ,270,875 $,352,708 22,366,951 $6,314,806 $,114,227 $,456,908 $1,738,461 $,229,423 $4,726,624 Co-Investment Ventures (A) Type Established Accounting Method Region Ownership Principal Venture Investors Incentive Distribution Frequency Structure Next Promote Opportunity Americas: Prologis U.S. Logistics Venture Core 2014 Consolidated US 0.5504 Various 3 years (next 2Q11) Open end Q4 2016 (C) Prologis North American Industrial Fund Core 2006 Consolidated US 0.66139999999999999 Various 3 years (1Q2012) Open end Q1 2018 (C) Prologis Targeted U.S. Logistics Fund Core 2004 Unconsolidated US 0.23080000000000001 Various 3 years (next 2Q11) Open end Q2 2017 (C) FIBRA Prologis Core 2014 Unconsolidated Mexico 0.4587 Public, Mexican Exchange Q2 2016 (D) Brazil Fund and joint ventures (B) Development 2010 Unconsolidated Brazil various Major universityendowment At dissolution Closed end Q4 2017 (E) Europe: Prologis Targeted Europe Logistics Fund Core 2007 Unconsolidated Europe 0.43709999999999999 Various 3 years (next 2Q13) Open end Q3 2016 (C) Prologis European Properties Fund II Core 2007 Unconsolidated Europe 0.31530000000000002 Various 3 years (3Q 2013) Open end Q3 2016 (C) Europe Logistics Venture 1 Core 2011 Unconsolidated Europe 0.15 Allianz Real Estate 3 years (next 4Q12) Open end Q4 2015 (C) Prologis European Logistics Partners Core 2013 Unconsolidated Europe 0.5 Open end Q4 2015 (C) Asia: Nippon Prologis REIT Core 2013 Unconsolidated Japan 0.151 Public, Tokyo Exchange n/a Prologis China Logistics Venture Core/Development 2011 Unconsolidated China 0.15 HIP China Logistics Investments Limited At dissolution Closed end Q1 2018 Co-Investment Ventures (A) Type Established Accounting Method Region Ownership Principal Venture Investors Incentive Distribution Frequency Structure Next Promote Opportunity Americas: Prologis U.S. Logistics Venture Core 2014 Consolidated US 0.5504 Various 3 years (next 2Q11) Open end Q4 2016 (C) Prologis North American Industrial Fund Core 2006 Consolidated US 0.66139999999999999 Various 3 years (1Q2012) Open end Q1 2018 (C) Prologis Targeted U.S. Logistics Fund Core 2004 Unconsolidated US 0.23080000000000001 Various 3 years (next 2Q11) Open end Q2 2017 (C) FIBRA Prologis Core 2014 Unconsolidated Mexico 0.4587 Public, Mexican Exchange Q2 2016 (D) Brazil Fund and joint ventures (B) Development 2010 Unconsolidated Brazil various Major universityendowment At dissolution Closed end Q4 2017 (E) Europe: Prologis Targeted Europe Logistics Fund Core 2007 Unconsolidated Europe 0.43709999999999999 Various 3 years (next 2Q13) Open end Q3 2016 (C) Prologis European Properties Fund II Core 2007 Unconsolidated Europe 0.31530000000000002 Various 3 years (3Q 2013) Open end Q3 2016 (C) Europe Logistics Venture 1 Core 2011 Unconsolidated Europe 0.15 Allianz Real Estate 3 years (next 4Q12) Open end Q4 2015 (C) Prologis European Logistics Partners Core 2013 Unconsolidated Europe 0.5 Open end Q4 2015 (C) Asia: Nippon Prologis REIT Core 2013 Unconsolidated Japan 0.151 Public, Tokyo Exchange n/a Prologis China Logistics Venture Core/Development 2011 Unconsolidated China 0.15 HIP China Logistics Investments Limited At dissolution Closed end Q1 2018

Strategic Capital Operating and Balance Sheet Information Includes the unconsolidated co-investment ventures listed on the previous page. Represents the entire entity, not our proportionate share. (dollars in thousands) 16 Americas Europe Asia Total FFO and Net Earnings of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) For the Three Months Ended June 30, 2015 Rental income $,154,838 $,230,145 $68,260 $,453,243 Rental expenses ,-37,451 ,-49,051 ,-15,513 -,102,015 Net operating income from properties ,117,387 ,181,094 52,747 ,351,228 Other income (expense), net ,-18,771 -3,914 566 ,-22,119 General and administrative expenses ,-11,852 ,-12,979 -6,358 ,-31,189 Interest expense ,-23,065 ,-19,526 -7,327 ,-49,918 Current income tax expense -2,266 -7,946 -,784 ,-10,996 Core FFO 61,433 ,136,729 38,844 ,237,006 Acquisition expenses, gains on dispositions of development properties and land and early extinguishment of debt, net -2,081 -3,311 -35 -5,427 FFO, as defined by Prologis 59,352 ,133,418 38,809 ,231,579 Real estate related depreciation and amortization ,-53,255 ,-77,842 ,-16,286 -,147,383 Losses on dispositions of other investments in real estate, net -1,006 -,822 0 -1,828 Unrealized foreign currency and derivative gains (losses), net 23,054 75 -,293 22,836 Deferred tax benefit, net 0 12,655 0 12,655 Net earnings $28,145 $67,484 $22,230 $,117,859 Prologis' Share of Core FFO and Net Earnings of the Unconsolidated Co-Investment Ventures (A) For the Three Months Ended June 30, 2015 Prologis' share of the co-investment ventures' FFO $15,546 $53,585 $5,741 $74,872 Interest income 0 0 0 0 Core FFO from unconsolidated co-investment ventures, net $15,546 0 0 $53,585 0 0 $5,741 $74,872 Fees earned by Prologis 16,613.702529999999 21,000.762150000002 8,856 46,471.464680000005 Total Core FFO recognized by Prologis, net $32,159.702529999999 0 $74,585.762149999995 $14,597 $,121,343.46468 Prologis' share of the co-investment ventures' net earnings $9,760 $27,306 $3,785 $40,851 Interest income 0 0 0 0 Prologis' share of the unconsolidated co-investment ventures' net earnings $9,760 0 0 $27,306 0 0 $3,785 $40,851 Fees earned by Prologis 16,614 21,001 8,856 46,471 Total earnings recognized by Prologis, net $26,374 $48,307 $12,641 $87,322 Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) As of June 30, 2015 Operating industrial properties, before depreciation $6,902,080 $11,803,434 $3,661,437 $22,366,951 Accumulated depreciation -,551,401 -1,073,336 -,132,182 -1,756,919 Properties under development and land ,194,175 58,080 ,362,401 ,614,656 Other assets ,374,236 ,661,774 ,324,979 1,360,989 Total assets $6,919,090 $11,449,952 $4,216,635 $22,585,677 Third party debt $2,080,735 $ $2,532,935 $ $1,701,136 $ $6,314,806 Other liabilities ,126,828 ,928,295 ,231,183 1,286,306 Total liabilities $2,207,563 $3,461,230 $1,932,319 $7,601,112 Weighted average ownership 0.30002290310787233 0.39359494785039845 0.14981668564165918 0.32043340468994197 Americas Europe Asia Total FFO and Net Earnings of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) For the Three Months Ended June 30, 2015 Rental income $,154,838 $,230,145 $68,260 $,453,243 Rental expenses ,-37,451 ,-49,051 ,-15,513 -,102,015 Net operating income from properties ,117,387 ,181,094 52,747 ,351,228 Other income (expense), net ,-18,771 -3,914 566 ,-22,119 General and administrative expenses ,-11,852 ,-12,979 -6,358 ,-31,189 Interest expense ,-23,065 ,-19,526 -7,327 ,-49,918 Current income tax expense -2,266 -7,946 -,784 ,-10,996 Core FFO 61,433 ,136,729 38,844 ,237,006 Acquisition expenses, gains on dispositions of development properties and land and early extinguishment of debt, net -2,081 -3,311 -35 -5,427 FFO, as defined by Prologis 59,352 ,133,418 38,809 ,231,579 Real estate related depreciation and amortization ,-53,255 ,-77,842 ,-16,286 -,147,383 Losses on dispositions of other investments in real estate, net -1,006 -,822 0 -1,828 Unrealized foreign currency and derivative gains (losses), net 23,054 75 -,293 22,836 Deferred tax benefit, net 0 12,655 0 12,655 Net earnings $28,145 $67,484 $22,230 $,117,859 Prologis' Share of Core FFO and Net Earnings of the Unconsolidated Co-Investment Ventures (A) For the Three Months Ended June 30, 2015 Prologis' share of the co-investment ventures' FFO $15,546 $53,585 $5,741 $74,872 Interest income 0 0 0 0 Core FFO from unconsolidated co-investment ventures, net $15,546 0 0 $53,585 0 0 $5,741 $74,872 Fees earned by Prologis 16,613.702529999999 21,000.762150000002 8,856 46,471.464680000005 Total Core FFO recognized by Prologis, net $32,159.702529999999 0 $74,585.762149999995 $14,597 $,121,343.46468 Prologis' share of the co-investment ventures' net earnings $9,760 $27,306 $3,785 $40,851 Interest income 0 0 0 0 Prologis' share of the unconsolidated co-investment ventures' net earnings $9,760 0 0 $27,306 0 0 $3,785 $40,851 Fees earned by Prologis 16,614 21,001 8,856 46,471 Total earnings recognized by Prologis, net $26,374 $48,307 $12,641 $87,322 Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B) As of June 30, 2015 Operating industrial properties, before depreciation $6,902,080 $11,803,434 $3,661,437 $22,366,951 Accumulated depreciation -,551,401 -1,073,336 -,132,182 -1,756,919 Properties under development and land ,194,175 58,080 ,362,401 ,614,656 Other assets ,374,236 ,661,774 ,324,979 1,360,989 Total assets $6,919,090 $11,449,952 $4,216,635 $22,585,677 Third party debt $2,080,735 $ $2,532,935 $ $1,701,136 $ $6,314,806 Other liabilities ,126,828 ,928,295 ,231,183 1,286,306 Total liabilities $2,207,563 $3,461,230 $1,932,319 $7,601,112 Weighted average ownership 0.30002290310787233 0.39359494785039845 0.14981668564165918 0.32043340468994197

Operations Overview Operating Metrics – Owned and Managed 17 The period end occupancy was 96.3% and 95.6% for the Americas and in total, respectively, excluding the properties acquired from KTR. Period Ending Occupancy Total Americas Europe Asia Total Q3 2010 #REF! #REF! #REF! #REF! 0.89313645309521816 Q1 2011 0.89913105597629628 0.90397785069400005 0.88341334634091562 0.91132094222151727 0.89913105597629628 Q3 2011 0.90661913292094276 0.91100000000000003 0.9 0.95 0.91 Q4 2011 0.91 0.92200000000000004 0.91600000000000004 0.96 0.92200000000000004 Q1 2012 0.92200000000000004 0.92100000000000004 0.92100000000000004 0.96220000000000006 0.92300000000000004 Q2 2012 0.92200000000000004 0.9214 0.96779999999999999 0.92400000000000004 Q3 2012 0.9304 0.92020000000000002 0.96499999999999997 0.92959999999999998 Q4 2012 0.94199999999999995 0.93 0.96899999999999997 0.94 Q1 2013 0.93799999999999994 0.92900000000000005 0.97099999999999997 0.93700000000000006 Q2 2013 93.7 93.100000000000009 96.399999999999991 93.7 Q3 2013 94.199999999999989 93.100000000000009 95.1 93.899999999999991 Q4 2013 95.5 93.600000000000009 96.7 95.1 Q1 2014 95.199999999999989 92.300000000000011 96.3 94.5 Q2 2014 95.399999999999991 92.600000000000009 95.6 94.6 Q3 2014 95.6 93.5 95.2 9500.00% Q4 2014 96.7 94.9 95.8 96.1 Q1 2015 96.6 94.5 95.4 95.9 Q2 2015 95.7 94.3 95.8 95.4 Leasing Activity (square feet in thousands) Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 a Square feet of leases signed: Operating portfolio: Renewals 20,108 24,596 21,075 26,893 24,581 New leases 8,908 12,254 11,794 8,468 11,872 Total operating portfolio 29,016 36,850 32,869 35,361 36,453 Properties under development 2,352 3,938 8,878 3,870 8,156 Total square feet of leases signed 31,368 40,788 41,747 39,231 44,609 Average term of leases signed (months) 45 45 60 42 56 Operating Portfolio: Trailing four quarters - leases signed ,130,426 ,136,438 ,130,334 ,134,096 ,141,533 Trailing four quarters - % of average portfolio 0.246 0.25700000000000001 0.24399999999999999 0.25 0.26100000000000001 Net effective rent change (GAAP) 6.6% 9.7% 6.2% 9.7% 0.14349999999999999 Net effective rent change (GAAP) - Prologis share 9.3% 0.11899999999999999 8.4% 0.115 0.16600000000000001 Weighted Average Customer Retention 0.84799999999999998 0.83899999999999997 0.85499999999999998 0.86299999999999999 0.78979999999999995 Period Ending Occupancy Total Americas Europe Asia Total Q3 2010 #REF! #REF! #REF! #REF! 0.89313645309521816 Q1 2011 0.89913105597629628 0.90397785069400005 0.88341334634091562 0.91132094222151727 0.89913105597629628 Q3 2011 0.90661913292094276 0.91100000000000003 0.9 0.95 0.91 Q4 2011 0.91 0.92200000000000004 0.91600000000000004 0.96 0.92200000000000004 Q1 2012 0.92200000000000004 0.92100000000000004 0.92100000000000004 0.96220000000000006 0.92300000000000004 Q2 2012 0.92200000000000004 0.9214 0.96779999999999999 0.92400000000000004 Q3 2012 0.9304 0.92020000000000002 0.96499999999999997 0.92959999999999998 Q4 2012 0.94199999999999995 0.93 0.96899999999999997 0.94 Q1 2013 0.93799999999999994 0.92900000000000005 0.97099999999999997 0.93700000000000006 Q2 2013 93.7 93.100000000000009 96.399999999999991 93.7 Q3 2013 94.199999999999989 93.100000000000009 95.1 93.899999999999991 Q4 2013 95.5 93.600000000000009 96.7 95.1 Q1 2014 95.199999999999989 92.300000000000011 96.3 94.5 Q2 2014 95.399999999999991 92.600000000000009 95.6 94.6 Q3 2014 95.6 93.5 95.2 9500.00% Q4 2014 96.7 94.9 95.8 96.1 Q1 2015 96.6 94.5 95.4 95.9 Q2 2015 95.7 94.3 95.8 95.4 Leasing Activity (square feet in thousands) Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 a Square feet of leases signed: Operating portfolio: Renewals 20,108 24,596 21,075 26,893 24,581 New leases 8,908 12,254 11,794 8,468 11,872 Total operating portfolio 29,016 36,850 32,869 35,361 36,453 Properties under development 2,352 3,938 8,878 3,870 8,156 Total square feet of leases signed 31,368 40,788 41,747 39,231 44,609 Average term of leases signed (months) 45 45 60 42 56 Operating Portfolio: Trailing four quarters - leases signed ,130,426 ,136,438 ,130,334 ,134,096 ,141,533 Trailing four quarters - % of average portfolio 0.246 0.25700000000000001 0.24399999999999999 0.25 0.26100000000000001 Net effective rent change (GAAP) 6.6% 9.7% 6.2% 9.7% 0.14349999999999999 Net effective rent change (GAAP) - Prologis share 9.3% 0.11899999999999999 8.4% 0.115 0.16600000000000001 Weighted Average Customer Retention 0.84799999999999998 0.83899999999999997 0.85499999999999998 0.86299999999999999 0.78979999999999995

Operations Overview Operating Metrics – Owned and Managed (in thousands, except for percentages and per square foot) 18 Property Improvements by Sq Ft Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $0.06 $0.06 $7.0000000000000007E-2 $7.0000000000000007E-2 $7.0000000000000007E-2 $ per square foot $0.05 $0.09 $0.09 $0.04 $0.05 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Value of Leases 0.09 9.3% 7.7% 8.5% 8.6% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Turnover Costs Per Square Foot $1.57 $1.48 $1.51 $1.37 $1.87 Capital Expenditures Incurred Same Store Information Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Property improvements $25,690 $45,615 $49,516 $23,713 $30,064 Square feet of population 496858 490614 487240 511717 508195 Average occupancy 0.94153057815311414 0.94699999999999995 0.95399999999999996 0.95699999999999996 0.95799999999999996 Percentage change: Tenant improvements 28570 30589 30591 28932 28848 Rental income 3.1 2.9000000000000001 4.7 4.4999999999999998 4.2000000000000003 Leasing commissions 19143 22162 27483 21385 25790 Rental expenses 1.2999999999999999 .89999999999999993 6.2 7.0000000000000007 3.4000000000000002 Total turnover costs 47713 52751 58074 50317 54638 NOI - GAAP 3.7999999999999999 3.6999999999999998 4.1000000000000002 3.5000000000000003 4.4999999999999998 Total capital expenditures $73,403 $98,366 $,107,590 $74,030 $84,702 NOI - GAAP - our share 3.7999999999999999 3.9 4.9000000000000002 3.6999999999999998 5.8999999999999997 NOI - Adjusted Cash 5.2999999999999999 0.04 4.3999999999999997 3.9 4.1000000000000002 Trailing four quarters - % of gross NOI 0.13500000000000001 0.13700000000000001 0.13600000000000001 0.14000000000000001 0.14299999999999999 NOI - Adjusted Cash - our share 5.2999999999999999 4.7 5.1999999999999998 4.2000000000000003 5.1999999999999998 Average occupancy 1.0999999999999999 1.2 1.2 0.02 1.7000000000000001 Weighted average ownership percent 0.66700000000000004 0.73699999999999999 0.71440000000000003 0.67100000000000004 0.66400000000000003 Prologis share $48,982 $72,465 $76,862 $49,658 $56,226 ` Property Improvements by Sq Ft Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $0.06 $0.06 $7.0000000000000007E-2 $7.0000000000000007E-2 $7.0000000000000007E-2 $ per square foot $0.05 $0.09 $0.09 $0.04 $0.05 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Value of Leases 0.09 9.3% 7.7% 8.5% 8.6% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Turnover Costs Per Square Foot $1.57 $1.48 $1.51 $1.37 $1.87 Capital Expenditures Incurred Same Store Information Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Property improvements $25,690 $45,615 $49,516 $23,713 $30,064 Square feet of population 496858 490614 487240 511717 508195 Average occupancy 0.94153057815311414 0.94699999999999995 0.95399999999999996 0.95699999999999996 0.95799999999999996 Percentage change: Tenant improvements 28570 30589 30591 28932 28848 Rental income 3.1 2.9000000000000001 4.7 4.4999999999999998 4.2000000000000003 Leasing commissions 19143 22162 27483 21385 25790 Rental expenses 1.2999999999999999 .89999999999999993 6.2 7.0000000000000007 3.4000000000000002 Total turnover costs 47713 52751 58074 50317 54638 NOI - GAAP 3.7999999999999999 3.6999999999999998 4.1000000000000002 3.5000000000000003 4.4999999999999998 Total capital expenditures $73,403 $98,366 $,107,590 $74,030 $84,702 NOI - GAAP - our share 3.7999999999999999 3.9 4.9000000000000002 3.6999999999999998 5.8999999999999997 NOI - Adjusted Cash 5.2999999999999999 0.04 4.3999999999999997 3.9 4.1000000000000002 Trailing four quarters - % of gross NOI 0.13500000000000001 0.13700000000000001 0.13600000000000001 0.14000000000000001 0.14299999999999999 NOI - Adjusted Cash - our share 5.2999999999999999 4.7 5.1999999999999998 4.2000000000000003 5.1999999999999998 Average occupancy 1.0999999999999999 1.2 1.2 0.02 1.7000000000000001 Weighted average ownership percent 0.66700000000000004 0.73699999999999999 0.71440000000000003 0.67100000000000004 0.66400000000000003 Prologis share $48,982 $72,465 $76,862 $49,658 $56,226 `

Operations Overview Operating Portfolio – Square Feet, Occupied and Leased (A) Selected and ordered by Prologis share of Gross Book Value ($). (square feet in thousands) 19 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft (%) Global Markets U.S. Atlanta 127 19279 14,640 75.937548628040872 3.8297240000000001 95.553484424311989 95.604572179024004 95.920687444997 96.058518090735006 Baltimore/Washington 66 8073 5,889 72.94685990338165 1.5405220000000002 94.123179786252692 94.167130747831791 94.123179786252692 94.167130747831791 Central Valley 26 10640 9,409 88.430451127819552 2.4613300000000002 100.00000000015301 100.00000000003999 100.00000000015301 100.00000000003999 Central & Eastern PA 32 16698 12,228 73.230326985267709 3.1987610000000002 96.292656854023889 95.441552734464992 96.292656854023889 95.441552734464992 Chicago 269 46265 34,689 74.978925753809577 9.0744050000000005 95.115847812882805 96.357644401619297 95.355979736767907 96.56211246748569 Dallas/Ft. Worth 168 28269 22,782 80.590045633025582 5.9596150000000003 96.049712291200393 96.093608710175701 96.2186229396752 96.303205844654002 Houston 100 12732 8,900 69.902607602890356 2.328179 97.675624970941996 97.956201397826405 97.914481210632204 98.197634541513295 New Jersey/New York City 155 29977 21,421 71.458117890382624 5.6035870000000001 90.644368967169299 90.599949091624296 94.195420445026301 93.335216014396607 San Francisco Bay Area 222 19173 15,399 80.316069472695986 4.0282730000000004 95.370864739963295 95.689303573936698 95.690145205734694 96.086819718679891 Seattle 102 14121 7,020 49.713193116634798 1.836384 94.336173100216996 95.885234342046999 95.054272144357597 96.680234933233294 South Florida 151 14838 9,907 66.767758458013205 2.5916030000000001 97.213709922279804 97.156034893892993 97.564027459323199 97.505374054847906 Southern California 352 69485 54,665 78.671655753040227 14.299990000000001 96.721266553620097 96.110654717535908 97.420668129599591 96.998177980632107 Canada 21 7065 6,492 91.889596602972404 1.6982629999999999 98.562641191413107 98.435656278950404 99.209332651908696 99.139480348235693 Mexico Guadalajara 27 6180 2,992 48.414239482200649 0.78268699999999991 94.403094623518697 90.510388855733709 96.275235225885908 94.3767335329552 Mexico City 48 11168 5,553 49.722421203438394 1.4526270000000001 95.573549596508798 95.916835836943207 95.573549596508798 95.916835836943207 Monterrey 24 3413 1,566 45.883387049516557 0.40965499999999999 97.765872706257596 97.765872706257596 97.765872706257596 97.765872706257596 Brazil 16 6219 1,101 17.703810902074288 0.28801399999999999 99.168717821212411 98.826357499170598 99.168717821212411 98.826357499170598 Americas total 1906 323595 ,234,653 72.514408442652083 61.383618999999996 95.711830079575506 95.77504427274161 96.387526837110798 96.452945922084098 Belgium 12 2497 1,257 50.340408490188224 0.32882300000000003 77.266531625665209 74.033108224849101 77.266531625665209 74.033108224849101 Czech Republic 43 8546 3,795 44.406739995319448 0.99274600000000013 95.995522057487904 94.242460733049299 96.606915983292097 94.930751406547103 France 132 32613 14,402 44.160304173182475 3.7674649999999996 93.057033823061801 93.239907975655001 93.961405637608095 94.104308651731898 Germany 98 21187 8,123 38.339547835937132 2.1249210000000001 97.61989776233429 97.778707179119195 97.61989776233429 97.778707179119195 Italy 32 9455 4,971 52.575356953992589 1.3003799999999999 87.471513281420599 78.135102473778488 87.471513281420599 78.135102473778488 Netherlands 69 15531 6,130 39.469448200373449 1.603566 90.708722426660898 90.079608162994703 91.627831562944891 90.486769905777294 Poland 105 23555 9,933 42.169390787518573 2.5984050000000001 93.119863199145698 93.213104288627306 93.534958115952506 93.560913546384612 Spain 32 8331 4,029 48.361541231544827 1.0539589999999999 90.034310326383803 91.329058981827103 90.034310326383803 91.329058981827103 United Kingdom 94 23006 10,125 44.010258193514737 2.648631 99.020623875235998 99.298325641640801 99.020623875235998 99.298325641640801 Europe total 617 144721 62,765 43.369656096903697 16.418896000000004 93.79345443310531 92.848877766023094 94.199554506425997 93.183650705058596 China 37 8501 3,251 38.242559698858955 0.85043900000000006 92.314963583451302 89.795840644968806 93.199771221531606 92.109532049829397 Japan 33 23275 5,520 23.716433941997852 1.4 96.907228661556303 93.335447233688598 98.1771046544971 95.773868564989499 Singapore 5 959 959 100 0.24596800000000005 100 100 100 100 Asia total 75 32735 9,730 29.723537498090728 2.496407 95.805283611954493 92.809707138519499 96.937959195767505 94.966118178784996 Total global markets 2598 501051 ,307,148 61.300745832260581 80.298922000000005 95.163843164008597 95.083147564257999 95.791526766337995 95.737768747080395 Regional markets (A) Columbus 29 5606 9182 7,852 85.515138314092781 2.0540289999999999 96.596045485282005 96.074264026588096 96.806891586903703 96.320829887380498 Las Vegas 46 4491 5934 4,138 69.73373778227166 1.0824719999999999 97.421314234321002 97.682607116602497 98.236785566097993 98.381071068927497 Denver 28 8244 4894 4,584 93.665713118103795 1.1991430000000001 100 100 100 100 Louisville 12 6230 6020 4,858 80.697674418604649 1.2708199999999998 97.886353585103606 97.380670138381191 97.886353585103606 97.380670138381191 Orlando 35 5899 4176 3,462 82.902298850574709 0.90563599999999989 94.660953865263792 94.8956242583765 94.9020910570475 95.186489400474301 Remaining other regional (16 markets) 402 35515 68000 47,111 69.280882352941177 12.329015000000002 96.051383324434497 95.991195241304396 96.166788590635804 96.099621689997704 Regional markets total 552 98206 72,005 73.320367390994448 18.941115000000003 96.435207425785492 96.393742085728491 96.594357966407102 96.545696376185703 Other markets (8 markets) 22 4709 3,120 66.25610533021873 0.81617100000000009 93.137644639564101 95.297105379242893 95.694929991468499 96.188158861872495 Total operating portfolio - owned and managed 3172 603966 ,382,273 63.293794683806702 99.956208000000004 95.354770479073096 95.331758078784503 95.921315694501104 95.893625923077693 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft (%) Global Markets U.S. Atlanta 127 19279 14,640 75.937548628040872 3.8297240000000001 95.553484424311989 95.604572179024004 95.920687444997 96.058518090735006 Baltimore/Washington 66 8073 5,889 72.94685990338165 1.5405220000000002 94.123179786252692 94.167130747831791 94.123179786252692 94.167130747831791 Central Valley 26 10640 9,409 88.430451127819552 2.4613300000000002 100.00000000015301 100.00000000003999 100.00000000015301 100.00000000003999 Central & Eastern PA 32 16698 12,228 73.230326985267709 3.1987610000000002 96.292656854023889 95.441552734464992 96.292656854023889 95.441552734464992 Chicago 269 46265 34,689 74.978925753809577 9.0744050000000005 95.115847812882805 96.357644401619297 95.355979736767907 96.56211246748569 Dallas/Ft. Worth 168 28269 22,782 80.590045633025582 5.9596150000000003 96.049712291200393 96.093608710175701 96.2186229396752 96.303205844654002 Houston 100 12732 8,900 69.902607602890356 2.328179 97.675624970941996 97.956201397826405 97.914481210632204 98.197634541513295 New Jersey/New York City 155 29977 21,421 71.458117890382624 5.6035870000000001 90.644368967169299 90.599949091624296 94.195420445026301 93.335216014396607 San Francisco Bay Area 222 19173 15,399 80.316069472695986 4.0282730000000004 95.370864739963295 95.689303573936698 95.690145205734694 96.086819718679891 Seattle 102 14121 7,020 49.713193116634798 1.836384 94.336173100216996 95.885234342046999 95.054272144357597 96.680234933233294 South Florida 151 14838 9,907 66.767758458013205 2.5916030000000001 97.213709922279804 97.156034893892993 97.564027459323199 97.505374054847906 Southern California 352 69485 54,665 78.671655753040227 14.299990000000001 96.721266553620097 96.110654717535908 97.420668129599591 96.998177980632107 Canada 21 7065 6,492 91.889596602972404 1.6982629999999999 98.562641191413107 98.435656278950404 99.209332651908696 99.139480348235693 Mexico Guadalajara 27 6180 2,992 48.414239482200649 0.78268699999999991 94.403094623518697 90.510388855733709 96.275235225885908 94.3767335329552 Mexico City 48 11168 5,553 49.722421203438394 1.4526270000000001 95.573549596508798 95.916835836943207 95.573549596508798 95.916835836943207 Monterrey 24 3413 1,566 45.883387049516557 0.40965499999999999 97.765872706257596 97.765872706257596 97.765872706257596 97.765872706257596 Brazil 16 6219 1,101 17.703810902074288 0.28801399999999999 99.168717821212411 98.826357499170598 99.168717821212411 98.826357499170598 Americas total 1906 323595 ,234,653 72.514408442652083 61.383618999999996 95.711830079575506 95.77504427274161 96.387526837110798 96.452945922084098 Belgium 12 2497 1,257 50.340408490188224 0.32882300000000003 77.266531625665209 74.033108224849101 77.266531625665209 74.033108224849101 Czech Republic 43 8546 3,795 44.406739995319448 0.99274600000000013 95.995522057487904 94.242460733049299 96.606915983292097 94.930751406547103 France 132 32613 14,402 44.160304173182475 3.7674649999999996 93.057033823061801 93.239907975655001 93.961405637608095 94.104308651731898 Germany 98 21187 8,123 38.339547835937132 2.1249210000000001 97.61989776233429 97.778707179119195 97.61989776233429 97.778707179119195 Italy 32 9455 4,971 52.575356953992589 1.3003799999999999 87.471513281420599 78.135102473778488 87.471513281420599 78.135102473778488 Netherlands 69 15531 6,130 39.469448200373449 1.603566 90.708722426660898 90.079608162994703 91.627831562944891 90.486769905777294 Poland 105 23555 9,933 42.169390787518573 2.5984050000000001 93.119863199145698 93.213104288627306 93.534958115952506 93.560913546384612 Spain 32 8331 4,029 48.361541231544827 1.0539589999999999 90.034310326383803 91.329058981827103 90.034310326383803 91.329058981827103 United Kingdom 94 23006 10,125 44.010258193514737 2.648631 99.020623875235998 99.298325641640801 99.020623875235998 99.298325641640801 Europe total 617 144721 62,765 43.369656096903697 16.418896000000004 93.79345443310531 92.848877766023094 94.199554506425997 93.183650705058596 China 37 8501 3,251 38.242559698858955 0.85043900000000006 92.314963583451302 89.795840644968806 93.199771221531606 92.109532049829397 Japan 33 23275 5,520 23.716433941997852 1.4 96.907228661556303 93.335447233688598 98.1771046544971 95.773868564989499 Singapore 5 959 959 100 0.24596800000000005 100 100 100 100 Asia total 75 32735 9,730 29.723537498090728 2.496407 95.805283611954493 92.809707138519499 96.937959195767505 94.966118178784996 Total global markets 2598 501051 ,307,148 61.300745832260581 80.298922000000005 95.163843164008597 95.083147564257999 95.791526766337995 95.737768747080395 Regional markets (A) Columbus 29 5606 9182 7,852 85.515138314092781 2.0540289999999999 96.596045485282005 96.074264026588096 96.806891586903703 96.320829887380498 Las Vegas 46 4491 5934 4,138 69.73373778227166 1.0824719999999999 97.421314234321002 97.682607116602497 98.236785566097993 98.381071068927497 Denver 28 8244 4894 4,584 93.665713118103795 1.1991430000000001 100 100 100 100 Louisville 12 6230 6020 4,858 80.697674418604649 1.2708199999999998 97.886353585103606 97.380670138381191 97.886353585103606 97.380670138381191 Orlando 35 5899 4176 3,462 82.902298850574709 0.90563599999999989 94.660953865263792 94.8956242583765 94.9020910570475 95.186489400474301 Remaining other regional (16 markets) 402 35515 68000 47,111 69.280882352941177 12.329015000000002 96.051383324434497 95.991195241304396 96.166788590635804 96.099621689997704 Regional markets total 552 98206 72,005 73.320367390994448 18.941115000000003 96.435207425785492 96.393742085728491 96.594357966407102 96.545696376185703 Other markets (8 markets) 22 4709 3,120 66.25610533021873 0.81617100000000009 93.137644639564101 95.297105379242893 95.694929991468499 96.188158861872495 Total operating portfolio - owned and managed 3172 603966 ,382,273 63.293794683806702 99.956208000000004 95.354770479073096 95.331758078784503 95.921315694501104 95.893625923077693

Operations Overview Operating Portfolio – NOI and Gross Book Value Includes NOI for KTR from the acquisition date and Prologis share of NOI for the properties contributed to or acquired from co-investment ventures at our actual share prior to and subsequent to change in ownership. Selected and ordered by Prologis share of Gross Book Value ($). (dollars in thousands) 20 Cincinnati- Americas Central 4796 2180 0.45454545454545453 88542470309739836.9% 290874 140041 0.48144901228710713 .5% Columbus- Americas Central 6195 3604 0.58175948345439876 14637938669555156.1% 422188 269592 0.6385591253185785 .97866337986708442 Denver- Americas Northwest 4234 3277 0.77397260273972601 13309801614909056.1% 292670 229835 0.78530426760515259 .8% Indianapolis- Americas Central 5031 1780 0.35380640031802824 72296145482264636.7% 326407 114566 0.35099124712398938 .4% San Antonio- Americas Central 5300 3049 0.57528301886792454 12383761099742972.1% 301577 172089 0.5706303862695099 .6% Czech Republic- Europe CEE 8219 5540 0.6740479377053169 22501159886053151.2% 525712 358171 0.68130649481084704 1.3% Hungary- Europe CEE 7078 5148 0.72732410285391358 20909020052960582.2% 376737 238879 0.63407363757740809 .9% Italy- Europe Southern 9828 9022 0.91798941798941802 3664358564837031.4% 549070 495766 0.90291948203325623 1.8% Slovakia- Europe CEE 5050 1756 0.3477227722772277 71321365992616127.7% 298961 100557 0.33635490916875443 .4% Sweden- Europe Northern 6346 4479 0.70579892845887171 18191822225565354.2% 333585 235268 0.70527152000239823 .9% Remaining other regional 5 Various 13603 8659 0.63655076086157469 35169231670276939.4% 939509 615040 0.65463981718110209 2.2% Second Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total ($) (%) % of Total Owned and Managed ($) (%) % of Total Global Markets U.S. Atlanta $12,072 $9,264 76.739562624254475 2.3659753135606856 $,901,935 $,656,473 72.784956787351646 2.4145412190355913 Baltimore/Washington 12,135 9,223 76.003296250515035 2.355504136115091 ,708,319 ,512,335 72.331110700122409 1.884394294136392 Central Valley 10,746 9,647 89.772938767913644 2.4637914345768492 ,584,751 ,520,457 89.004892680816283 1.9142674249140585 Central & Eastern PA 15,749 11,377 72.239507270302866 2.9056240438665717 1,051,253 ,750,683 71.408405017631338 2.7610504101909674 Chicago 33,132 25,086 75.715320536037666 6.4068282292728149 2,869,956 2,066,360 71.999710100085153 7.6001776057299919 Dallas/Ft. Worth 21,248 16,989 79.955760542168676 4.3388983810538093 1,508,942 1,135,140 75.227543537127346 4.1751028898005877 Houston 13,457 9,170 68.142973916920553 2.3419682238073709 ,824,038 ,518,690 62.944912734606895 1.9077683086761694 New Jersey/New York City 33,284 23,200 69.70316067780314 5.9251540667754652 2,970,582 1,934,379 65.117845593893719 7.1147447476695129 San Francisco Bay Area 27,056 21,825 80.666026020106443 5.5739865304902807 1,876,348 1,482,180 78.992809436202677 5.3515337325833254 Seattle 16,119 7,704 47.794528196538245 1.9675597814844044 1,357,198 ,671,509 49.477600173298221 2.4698443949002793 South Florida 18,723 12,944 69.134219943385148 3.3058273379457597 1,543,155 1,058,553 68.596673697716696 3.8934119926238893 Southern California 77,091 60,377 78.319129340649368 15.419958064211304 6,611,190 5,030,370 76.088722302641429 18.501957753022698 Canada 8,032 7,313 91.048306772908376 1.8677005038934904 0 ,604,582 ,548,195 90.673390871709714 2.0162892054497537 Mexico Guadalajara 6,858 3,163 46.121318168562262 0.80781303074184463 ,332,270 ,160,851 48.40972702922322 0.59161819240561897 Mexico City 12,929 6,348 49.098924897517207 1.6212447420642522 ,751,571 ,370,889 49.348498012829126 1.364148682713366 Monterrey 4,309 1,976 45.857507542353218 0.50465967396328959 ,199,581 91,548 45.870097855006236 0.33671821921125517 Brazil 15,371 2,512 16.342463079825645 0.64155116447155025 0 ,422,855 72,859 17.230256234406593 0.2679791227936475 Americas total ,338,311 ,238,118 70.384350494072024 60.814044658294826 25,118,526 17,581,471 69.994039459162522 64.665548195857085 Belgium 2,311 1,138 49.242752055387278 0.2906390227582103 0 ,165,293 83,507 50.520590708620446 0.30714301057013027 Czech Republic 8,782 3,651 41.573673422910502 0.93244558180160442 ,516,022 ,220,218 42.676087453635695 0.80997305018421162 France 33,576 14,499 43.18263045032166 3.7029658971628217 0 2,199,319 ,940,450 42.76096373468333 3.4590231272908745 Germany 26,844 10,015 37.308150797198628 2.557776637015357 0 1,586,106 ,595,718 37.55852383132023 2.1910812263740387 Italy 6,968 3,128 44.890929965556829 0.79887422072731262 ,495,463 ,259,341 52.343161850632633 0.85386944213381111 Netherlands 17,928 7,025 39.18451584114235 1.7941468672024845 0 1,166,533 ,465,036 39.8647959380489 1.7104261566514318 Poland 19,263 8,420 43.710740798421845 2.1504222949245437 0 1,338,932 ,533,546 39.848625621017348 1.9624094353485424 Spain 8,220 4,129 50.23114355231143 0.95452418714292653 0 ,539,561 ,268,736 49.806416698019319 0.98842473192156977 United Kingdom 48,597 21,994 45.257937732781862 5.6171482131318786 0 3,194,415 1,403,648 43.940690235927391 5.0626890260785595 Europe total ,172,489 73,999 42.900706711732347 18.898942921867143 11,201,644 4,770,200 42.584820585264097 17.545039206553167 China 7,322 1,899 25.93553673859601 0.48499429193131927 0 ,429,114 ,131,922 30.7428795145346 0.48521585304744186 Japan 49,617 10,195 20.547393030614508 2.5588476599472352 0 3,599,665 ,787,948 21.889481382295298 2.898112983255452 Singapore 2,359 2,359 100 0.64837579497945352 0 ,137,797 ,137,797 100 0.50682440307437993 Asia total 59,298 14,453 24.37350332220311 3.6922177468580077 4,166,576 1,057,667 25.384560368033611 3.8901532393772738 Total global markets ,570,098 ,326,570 57.28313377699974 83.405205327019971 40,486,746 23,409,338 57.819756618622797 86.100740641787525 Regional markets (B) Columbus 5,720 4,910 85.83916083916084 1.2439873477529109 ,336,861 ,289,951 86.074374890533491 1.0664545853379936 Las Vegas 5,345 3,824 71.543498596819461 0.97662884273057671 ,422,834 ,284,004 67.166784128050253 1.0445812156341299 Denver 5,275 4,957 93.97156398104265 1.265990892629568 ,293,367 ,275,387 93.87115796936942 1.0128874495775979 Louisville 3,970 3,493 87.984886649874056 0.89209323945028862 ,319,869 ,240,313 75.128568257630462 0.88388348640401071 Orlando 3,956 3,265 82.532861476238622 0.83386327706990915 ,283,531 ,235,538 83.073103117472172 0.86632079255232908 Remaining other regional (16 markets) 61,893 41,480 67.018887434766455 10.593766840079581 3,431,279 2,255,164 65.723714101942747 8.294608359651015 Regional markets total 86,159 61,929 71.877575180770435 15.806330439712834 5,087,741 3,580,357 70.372233963953747 13.168735889157077 Other markets (8 markets) 4,686 3,052 65.130174989329916 0.77946423326718617 ,329,056 ,198,617 60.359634834192356 0.73052346905537935 Total regional and other markets 90845 64981 0.71499999999999997 0.16600000000000001 5416797 3778974 0.69799999999999995 0.13900000000000001 Total operating portfolio - owned and managed $,660,943 $,391,551 59.241265888283856 99.991 $45,903,543 $27,188,312 59.229223330321148 99.999999999999986 Consolidated Americas $,181,826 $,181,826 100.0% 0.46400000000000002 $13,252,223 $13,252,223 100.0% 0.48699999999999999 Europe 100170 100170 100.0% 0.25600000000000001 5616705 5616705 100.0% 0.20699999999999999 Asia 37631 37631 100.0% 9.6% 2624236 2624237 100.0% 9.7% Total operating portfolio - consolidated 319627 319627 100.0% 0.81599999999999995 21493164 21493165 100.0% 0.79100000000000004 Unconsolidated Americas 201755 58074 0.28799999999999998 0.14799999999999999 12933867 3607943 0.27900000000000003 0.13300000000000001 Europe 93367 28068 0.30099999999999999 7.2% 6079917 1825832 0.3 6.7% Asia 26584 5192 0.19500000000000001 1.3% 2941709 578862 0.19700000000000001 2.1% Total operating portfolio - unconsolidated 321706 91334 0.28399999999999997 0.23300000000000001 21955493 6012637 0.27400000000000002 0.221 Total Americas 383581 239900 0.625 0.61299999999999999 26186090 16860166 0.64400000000000002 0.62 Europe 193537 128238 0.66300000000000003 0.32800000000000001 11696622 7442537 0.63600000000000001 0.27400000000000002 Asia 64215 42823 0.66700000000000004 0.109 5565945 3203099 0.57499999999999996 0.11799999999999999 Total operating portfolio - owned and managed $,641,333 $,410,961 0.64100000000000001 1.05 $43,448,657 $27,505,802 0.63300000000000001 1.012 Cincinnati- Americas Central 4796 2180 0.45454545454545453 88542470309739836.9% 290874 140041 0.48144901228710713 .5% Columbus- Americas Central 6195 3604 0.58175948345439876 14637938669555156.1% 422188 269592 0.6385591253185785 .97866337986708442 Denver- Americas Northwest 4234 3277 0.77397260273972601 13309801614909056.1% 292670 229835 0.78530426760515259 .8% Indianapolis- Americas Central 5031 1780 0.35380640031802824 72296145482264636.7% 326407 114566 0.35099124712398938 .4% San Antonio- Americas Central 5300 3049 0.57528301886792454 12383761099742972.1% 301577 172089 0.5706303862695099 .6% Czech Republic- Europe CEE 8219 5540 0.6740479377053169 22501159886053151.2% 525712 358171 0.68130649481084704 1.3% Hungary- Europe CEE 7078 5148 0.72732410285391358 20909020052960582.2% 376737 238879 0.63407363757740809 .9% Italy- Europe Southern 9828 9022 0.91798941798941802 3664358564837031.4% 549070 495766 0.90291948203325623 1.8% Slovakia- Europe CEE 5050 1756 0.3477227722772277 71321365992616127.7% 298961 100557 0.33635490916875443 .4% Sweden- Europe Northern 6346 4479 0.70579892845887171 18191822225565354.2% 333585 235268 0.70527152000239823 .9% Remaining other regional 5 Various 13603 8659 0.63655076086157469 35169231670276939.4% 939509 615040 0.65463981718110209 2.2% Second Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total ($) (%) % of Total Owned and Managed ($) (%) % of Total Global Markets U.S. Atlanta $12,072 $9,264 76.739562624254475 2.3659753135606856 $,901,935 $,656,473 72.784956787351646 2.4145412190355913 Baltimore/Washington 12,135 9,223 76.003296250515035 2.355504136115091 ,708,319 ,512,335 72.331110700122409 1.884394294136392 Central Valley 10,746 9,647 89.772938767913644 2.4637914345768492 ,584,751 ,520,457 89.004892680816283 1.9142674249140585 Central & Eastern PA 15,749 11,377 72.239507270302866 2.9056240438665717 1,051,253 ,750,683 71.408405017631338 2.7610504101909674 Chicago 33,132 25,086 75.715320536037666 6.4068282292728149 2,869,956 2,066,360 71.999710100085153 7.6001776057299919 Dallas/Ft. Worth 21,248 16,989 79.955760542168676 4.3388983810538093 1,508,942 1,135,140 75.227543537127346 4.1751028898005877 Houston 13,457 9,170 68.142973916920553 2.3419682238073709 ,824,038 ,518,690 62.944912734606895 1.9077683086761694 New Jersey/New York City 33,284 23,200 69.70316067780314 5.9251540667754652 2,970,582 1,934,379 65.117845593893719 7.1147447476695129 San Francisco Bay Area 27,056 21,825 80.666026020106443 5.5739865304902807 1,876,348 1,482,180 78.992809436202677 5.3515337325833254 Seattle 16,119 7,704 47.794528196538245 1.9675597814844044 1,357,198 ,671,509 49.477600173298221 2.4698443949002793 South Florida 18,723 12,944 69.134219943385148 3.3058273379457597 1,543,155 1,058,553 68.596673697716696 3.8934119926238893 Southern California 77,091 60,377 78.319129340649368 15.419958064211304 6,611,190 5,030,370 76.088722302641429 18.501957753022698 Canada 8,032 7,313 91.048306772908376 1.8677005038934904 0 ,604,582 ,548,195 90.673390871709714 2.0162892054497537 Mexico Guadalajara 6,858 3,163 46.121318168562262 0.80781303074184463 ,332,270 ,160,851 48.40972702922322 0.59161819240561897 Mexico City 12,929 6,348 49.098924897517207 1.6212447420642522 ,751,571 ,370,889 49.348498012829126 1.364148682713366 Monterrey 4,309 1,976 45.857507542353218 0.50465967396328959 ,199,581 91,548 45.870097855006236 0.33671821921125517 Brazil 15,371 2,512 16.342463079825645 0.64155116447155025 0 ,422,855 72,859 17.230256234406593 0.2679791227936475 Americas total ,338,311 ,238,118 70.384350494072024 60.814044658294826 25,118,526 17,581,471 69.994039459162522 64.665548195857085 Belgium 2,311 1,138 49.242752055387278 0.2906390227582103 0 ,165,293 83,507 50.520590708620446 0.30714301057013027 Czech Republic 8,782 3,651 41.573673422910502 0.93244558180160442 ,516,022 ,220,218 42.676087453635695 0.80997305018421162 France 33,576 14,499 43.18263045032166 3.7029658971628217 0 2,199,319 ,940,450 42.76096373468333 3.4590231272908745 Germany 26,844 10,015 37.308150797198628 2.557776637015357 0 1,586,106 ,595,718 37.55852383132023 2.1910812263740387 Italy 6,968 3,128 44.890929965556829 0.79887422072731262 ,495,463 ,259,341 52.343161850632633 0.85386944213381111 Netherlands 17,928 7,025 39.18451584114235 1.7941468672024845 0 1,166,533 ,465,036 39.8647959380489 1.7104261566514318 Poland 19,263 8,420 43.710740798421845 2.1504222949245437 0 1,338,932 ,533,546 39.848625621017348 1.9624094353485424 Spain 8,220 4,129 50.23114355231143 0.95452418714292653 0 ,539,561 ,268,736 49.806416698019319 0.98842473192156977 United Kingdom 48,597 21,994 45.257937732781862 5.6171482131318786 0 3,194,415 1,403,648 43.940690235927391 5.0626890260785595 Europe total ,172,489 73,999 42.900706711732347 18.898942921867143 11,201,644 4,770,200 42.584820585264097 17.545039206553167 China 7,322 1,899 25.93553673859601 0.48499429193131927 0 ,429,114 ,131,922 30.7428795145346 0.48521585304744186 Japan 49,617 10,195 20.547393030614508 2.5588476599472352 0 3,599,665 ,787,948 21.889481382295298 2.898112983255452 Singapore 2,359 2,359 100 0.64837579497945352 0 ,137,797 ,137,797 100 0.50682440307437993 Asia total 59,298 14,453 24.37350332220311 3.6922177468580077 4,166,576 1,057,667 25.384560368033611 3.8901532393772738 Total global markets ,570,098 ,326,570 57.28313377699974 83.405205327019971 40,486,746 23,409,338 57.819756618622797 86.100740641787525 Regional markets (B) Columbus 5,720 4,910 85.83916083916084 1.2439873477529109 ,336,861 ,289,951 86.074374890533491 1.0664545853379936 Las Vegas 5,345 3,824 71.543498596819461 0.97662884273057671 ,422,834 ,284,004 67.166784128050253 1.0445812156341299 Denver 5,275 4,957 93.97156398104265 1.265990892629568 ,293,367 ,275,387 93.87115796936942 1.0128874495775979 Louisville 3,970 3,493 87.984886649874056 0.89209323945028862 ,319,869 ,240,313 75.128568257630462 0.88388348640401071 Orlando 3,956 3,265 82.532861476238622 0.83386327706990915 ,283,531 ,235,538 83.073103117472172 0.86632079255232908 Remaining other regional (16 markets) 61,893 41,480 67.018887434766455 10.593766840079581 3,431,279 2,255,164 65.723714101942747 8.294608359651015 Regional markets total 86,159 61,929 71.877575180770435 15.806330439712834 5,087,741 3,580,357 70.372233963953747 13.168735889157077 Other markets (8 markets) 4,686 3,052 65.130174989329916 0.77946423326718617 ,329,056 ,198,617 60.359634834192356 0.73052346905537935 Total regional and other markets 90845 64981 0.71499999999999997 0.16600000000000001 5416797 3778974 0.69799999999999995 0.13900000000000001 Total operating portfolio - owned and managed $,660,943 $,391,551 59.241265888283856 99.991 $45,903,543 $27,188,312 59.229223330321148 99.999999999999986 Consolidated Americas $,181,826 $,181,826 100.0% 0.46400000000000002 $13,252,223 $13,252,223 100.0% 0.48699999999999999 Europe 100170 100170 100.0% 0.25600000000000001 5616705 5616705 100.0% 0.20699999999999999 Asia 37631 37631 100.0% 9.6% 2624236 2624237 100.0% 9.7% Total operating portfolio - consolidated 319627 319627 100.0% 0.81599999999999995 21493164 21493165 100.0% 0.79100000000000004 Unconsolidated Americas 201755 58074 0.28799999999999998 0.14799999999999999 12933867 3607943 0.27900000000000003 0.13300000000000001 Europe 93367 28068 0.30099999999999999 7.2% 6079917 1825832 0.3 6.7% Asia 26584 5192 0.19500000000000001 1.3% 2941709 578862 0.19700000000000001 2.1% Total operating portfolio - unconsolidated 321706 91334 0.28399999999999997 0.23300000000000001 21955493 6012637 0.27400000000000002 0.221 Total Americas 383581 239900 0.625 0.61299999999999999 26186090 16860166 0.64400000000000002 0.62 Europe 193537 128238 0.66300000000000003 0.32800000000000001 11696622 7442537 0.63600000000000001 0.27400000000000002 Asia 64215 42823 0.66700000000000004 0.109 5565945 3203099 0.57499999999999996 0.11799999999999999 Total operating portfolio - owned and managed $,641,333 $,410,961 0.64100000000000001 1.05 $43,448,657 $27,505,802 0.63300000000000001 1.012

Operations Overview Operating Portfolio – Summary by Division Includes NOI for KTR from the acquisition date and Prologis share of NOI for the properties contributed to or acquired from co-investment ventures at our actual share prior to and subsequent to change in ownership. (square feet and dollars in thousands) 21 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft % Consolidated Americas 1819 226365 322914 276255 85.550641966591726 0.62520308604522101 72.266416932401711 95.646955307855094 95.846284635582208 96.371743123183194 96.461434005472199 Europe 41 11382 9497 9497 100 3.4% 2.4843501895242404 85.466041979222894 85.466041979222894 86.471431198512107 86.471431198512107 Asia 19 7635 5646 5646 100 1.3% 1.4279549510428411 89.721962469108803 89.721962469108803 92.931297783011004 92.931297783011004 Total operating portfolio - consolidated 1879 338057 291398 86.197889704990587 76.178722072968782 95.261977483158503 95.389305019205793 96.036142460067794 96.067435541168393 Unconsolidated Americas 593 88216 27178 30.80847011879931 0.15869323295730664 7.1095787565430983 96.098179753581604 96.007751946399594 96.234701327200796 96.110026822497801 Europe 644 150604 59613 39.582614007596078 0.15872773961277781 15.594352726977839 94.818526122402204 94.622624259446496 95.146938304351409 94.816182052738995 Asia 56 27089 4084 15.076230204141902 1.13% 1.0683464435102663 97.073147518545596 97.077984048822998 97.773013152624401 97.778908043807903 Total operating portfolio - unconsolidated 1293 265909 90875 34.175225359051403 23.772277927031201 95.472740448629807 95.147228528398003 95.775333663156104 95.336289417535198 Total Americas 2412 411130 303433 73.804636003210661 0.78400000000000003 79.375995688944812 95.743774525784303 95.860746969774397 96.342338068478597 96.429959101406709 Europe 685 160101 69110 43.166501146151489 0.192 18.078702916502078 94.263721983726001 93.36427502910351 94.632293513326005 93.669399280142699 Asia 75 32735 9730 29.723537498090728 2.4% 2.4963013945531074 95.805283611954493 92.809707138519499 96.937959195767405 94.966118178784996 Total operating portfolio - owned and managed 3172 603966 382273 63.293794683806702 99.950999999999993 95.354770479073096 95.331758078784404 95.921315694501004 95.893625923077593 Value added properties - consolidated 13 3487 2196 62.976770863206198 40.2190047836581 40.225254002796099 40.2190047836581 40.225254002796099 Value added properties - unconsolidated 32 4966 1862 37.494965767217074 65.415767118234797 63.176429002894693 69.843930608883397 67.662794133022402 Total owned and managed 3217 612419 386331 63.082791356897808 94.798073797827399 94.863481537713199 95.392709198837593 95.441080066726698 Second Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total $ % Owned and Managed $ % % of Total Consolidated Americas $,297,443 $,262,496 88.250858147611481 67.040053530702266 $22,740,885 $19,016,906 83.62430046148161 0.59089148598921948 69.945151431247368 Europe 8100 8100 100 2.0686960319345373 578664 578664 100 2.9223446371578841E-2 2.1283557434532896 Asia 6485 6485 100 1.6562337984068487 505139 505139 100 1.6958453990057305E-2 1.857927038648078 Total operating portfolio - consolidated $,312,028 $,277,081 88.800043585832043 70.764983361043647 $23,824,688 $20,100,709 84.369243366376921 73.931434213348723 Unconsolidated Americas $,115,954 $33,878 29.216758369698333 8.652257304923241 $6,828,869 $1,954,549 28.621855244257873 7.1889310377194438 Europe 180148 72624 40.313519994671047 18.547775385581954 11588549 4580526 39.526311706495783 16.857408548202628 Asia 52813 7968 15.087194440762691 2.0349839484511594 3661437 552528 15.090468578320479 2.0322262007291956 Total operating portfolio - unconsolidated $,348,915 $,114,470 32.807417279280052 29.235016638956356 $22,078,855 $7,087,603 32.101315942334871 26.078565786651264 Total Americas $,413,397 $,296,374 71.6923441631168 75.692310835625506 $29,569,754 $20,971,455 70.921979939366423 77.13408246896681 Europe 188248 80724 42.881730483192385 20.61647141751649 12167213 5159190 42.402397327966561 19.035764291655919 Asia 59298 14453 24.37350332220311 3.6912177468580083 4166576 1057667 25.384560368033611 3.8901532393772733 Total operating portfolio - owned and managed $,660,943 $,391,551 59.241265888283856 100 $45,903,543 $27,188,312 59.229223330321148 100.01 Value added properties - consolidated 64 12 18.75 210503 129808 61.665629468463635 Value added properties - unconsolidated 2716 1012 37.260677466863036 288096 101270 35.15147728534933 Total owned and managed $,663,723 $,392,575 59.147415412755024 $46,402,142 $27,419,390 59.090785076257902 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft % Consolidated Americas 1819 226365 322914 276255 85.550641966591726 0.62520308604522101 72.266416932401711 95.646955307855094 95.846284635582208 96.371743123183194 96.461434005472199 Europe 41 11382 9497 9497 100 3.4% 2.4843501895242404 85.466041979222894 85.466041979222894 86.471431198512107 86.471431198512107 Asia 19 7635 5646 5646 100 1.3% 1.4279549510428411 89.721962469108803 89.721962469108803 92.931297783011004 92.931297783011004 Total operating portfolio - consolidated 1879 338057 291398 86.197889704990587 76.178722072968782 95.261977483158503 95.389305019205793 96.036142460067794 96.067435541168393 Unconsolidated Americas 593 88216 27178 30.80847011879931 0.15869323295730664 7.1095787565430983 96.098179753581604 96.007751946399594 96.234701327200796 96.110026822497801 Europe 644 150604 59613 39.582614007596078 0.15872773961277781 15.594352726977839 94.818526122402204 94.622624259446496 95.146938304351409 94.816182052738995 Asia 56 27089 4084 15.076230204141902 1.13% 1.0683464435102663 97.073147518545596 97.077984048822998 97.773013152624401 97.778908043807903 Total operating portfolio - unconsolidated 1293 265909 90875 34.175225359051403 23.772277927031201 95.472740448629807 95.147228528398003 95.775333663156104 95.336289417535198 Total Americas 2412 411130 303433 73.804636003210661 0.78400000000000003 79.375995688944812 95.743774525784303 95.860746969774397 96.342338068478597 96.429959101406709 Europe 685 160101 69110 43.166501146151489 0.192 18.078702916502078 94.263721983726001 93.36427502910351 94.632293513326005 93.669399280142699 Asia 75 32735 9730 29.723537498090728 2.4% 2.4963013945531074 95.805283611954493 92.809707138519499 96.937959195767405 94.966118178784996 Total operating portfolio - owned and managed 3172 603966 382273 63.293794683806702 99.950999999999993 95.354770479073096 95.331758078784404 95.921315694501004 95.893625923077593 Value added properties - consolidated 13 3487 2196 62.976770863206198 40.2190047836581 40.225254002796099 40.2190047836581 40.225254002796099 Value added properties - unconsolidated 32 4966 1862 37.494965767217074 65.415767118234797 63.176429002894693 69.843930608883397 67.662794133022402 Total owned and managed 3217 612419 386331 63.082791356897808 94.798073797827399 94.863481537713199 95.392709198837593 95.441080066726698 Second Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total $ % Owned and Managed $ % % of Total Consolidated Americas $,297,443 $,262,496 88.250858147611481 67.040053530702266 $22,740,885 $19,016,906 83.62430046148161 0.59089148598921948 69.945151431247368 Europe 8100 8100 100 2.0686960319345373 578664 578664 100 2.9223446371578841E-2 2.1283557434532896 Asia 6485 6485 100 1.6562337984068487 505139 505139 100 1.6958453990057305E-2 1.857927038648078 Total operating portfolio - consolidated $,312,028 $,277,081 88.800043585832043 70.764983361043647 $23,824,688 $20,100,709 84.369243366376921 73.931434213348723 Unconsolidated Americas $,115,954 $33,878 29.216758369698333 8.652257304923241 $6,828,869 $1,954,549 28.621855244257873 7.1889310377194438 Europe 180148 72624 40.313519994671047 18.547775385581954 11588549 4580526 39.526311706495783 16.857408548202628 Asia 52813 7968 15.087194440762691 2.0349839484511594 3661437 552528 15.090468578320479 2.0322262007291956 Total operating portfolio - unconsolidated $,348,915 $,114,470 32.807417279280052 29.235016638956356 $22,078,855 $7,087,603 32.101315942334871 26.078565786651264 Total Americas $,413,397 $,296,374 71.6923441631168 75.692310835625506 $29,569,754 $20,971,455 70.921979939366423 77.13408246896681 Europe 188248 80724 42.881730483192385 20.61647141751649 12167213 5159190 42.402397327966561 19.035764291655919 Asia 59298 14453 24.37350332220311 3.6912177468580083 4166576 1057667 25.384560368033611 3.8901532393772733 Total operating portfolio - owned and managed $,660,943 $,391,551 59.241265888283856 100 $45,903,543 $27,188,312 59.229223330321148 100.01 Value added properties - consolidated 64 12 18.75 210503 129808 61.665629468463635 Value added properties - unconsolidated 2716 1012 37.260677466863036 288096 101270 35.15147728534933 Total owned and managed $,663,723 $,392,575 59.147415412755024 $46,402,142 $27,419,390 59.090785076257902

Operations Overview Customer Information – Owned and Managed (square feet and dollars in thousands) 22 PROLOGIS | Customer Listing Time run: 10/10/2014 12:15:18 PM Customer Data as of Date : 9/30/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  DHL global USD 57564037.388829201 1.92112115256061 59392823.592511803 2.1215966902412799 10272278.547674401 2.0040520187738502 82 15 37 10,272.278547674401 1.9% CEVA Logistics global USD 39627975.564643703 1.3225295782530599 39112618.725991003 1.3971587376457699 6814363.5293643 1.3294362029126601 31 12 22 6,814.3635293643001 1.3% Kuehne & Nagel global USD 36399066.668165803 1.2147691524369499 35772678.7774764 1.2778513009596599 5951480.1271724897 1.16109349139999 39 11 25 5,951.48012717249 1.2% Geodis global USD 34671352.284840703 1.15710904383531 33465699.410785101 1.1954426951252599 5974141.9590356499 1.1655146614143801 33 10 17 5,974.14195903565 1.2% Wal-Mart Stores, Inc. global USD 28138970.240061801 0.93909971210509102 24300138.4467411 0.86803573533942702 4851713.2089989204 0.94653640921831295 11 5 7 4,851.71320899892 .9% Amazon.Com, Inc. global USD 27932012.925035398 0.93219279428609303 26189913.1344225 0.935541192736002 4439937.9198046001 0.86620183731577405 13 4 8 4,439.9379198045999 .9% Nippon Express Group global USD 26059155.2672401 0.86968872707096201 25665508.5872401 0.91680871153115295 2868893.5099452902 0.55970170625432403 28 3 13 2,868.8935099452901 .9% Home Depot, Inc. global USD 25091647.559999999 0.83739947833239003 21038367.84 0.75152061945494297 4176706.20180421 0.81484711076550698 8 1 6 4,176.7062018042097 .8% FedEx Corporation global USD 22733509.646264002 0.75869984515460198 20860903.316263799 0.74518133259468 2461014.4633821002 0.48012726491817398 28 2 15 2,461.144633821001 .8% United States Government NonFocus USD 22096576.199999899 0.73744306102519697 21663764.640000001 0.77386068851902501 1417319.37096516 0.27650941643059901 29 1 10 1,417.31937096516 .7% Tesco PLC global USD 22078095.192293201 0.73682628262610494 22078095.192293201 0.78866116903569605 3171610.5308065899 0.618759748144323 8 3 4 3,171.6105308065898 .7% Hitachi Ltd global USD 20518285.186034098 0.68476975336011703 20415924.4562128 0.72928605064633101 2061908.56457621 0.402264405330164 24 6 8 2,061.9085645762102 .7% PepsiCo global USD 17957603.127912 0.59931048590790903 16419486.327911999 0.58652755908294796 4075970.2451740201 0.79519420743827496 14 2 10 4,075.97024517402 .6% DB Schenker global USD 17407406.082558598 0.58094841073300396 17667681.490910798 0.63111487732129701 3212737.7621447998 0.58901550286654702 24 8 15 3,212.7377621447999 .6% ND Logistics global USD 16241251.2936287 0.54202958686663205 15232932.721429201 0.54414216549433403 2899740.4176145899 0.56571972915943602 12 3 7 2,899.7404176145901 .5% Panalpina global USD 14576967.141924899 0.48648637564062402 13322884.5084666 0.47591250874951402 2075321.8737965899 0.40488125117374002 13 6 12 2,075.3218737965899 .5% Ingram Micro global USD 14069903.386825999 0.46956381513575002 13203268.584085699 0.47163965667890301 2840315.7090673898 0.55412637072621596 11 4 9 2,840.3157090673899 .5% Bayerische Motoren Werke Ag (BMW) global USD 13789336.652107099 0.46020028343743402 12917444.933855601 0.46142962668468501 2273477.1596246599 0.44354000626409501 6 3 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13065268.339775899 0.43603549212298198 12421946.153273501 0.44372970084660601 2314269.5734262099 0.45149833010142598 25 5 16 2,314.2695734262097 .4% LG, Inc. global USD 12446471.518165199 0.41538399307847201 12371370.9581652 0.44192308246984302 2540322.3775386098 0.49559970219024102 6 4 5 2,540.32237753861 .4% La Poste global USD 11993328.709512001 0.40026097054004001 12216378.591416501 0.43638653323011001 1618773.72370221 0.31581179714581697 4 1 2 1,618.77372370221 .4% Con-Way (MenLo) global USD 11588912.3729685 0.38676412747938399 11622700.310467999 0.41517949507731799 2651471.9102372001 0.51728422372619698 19 3 14 2,651.4719102372001 .4% Schneider Electric S.A. global USD 11182887.419110199 0.37321359901217799 11042063.6880724 0.39443832363951598 1487311.5721587399 0.29016442115515201 10 5 8 1,487.3115721587399 .4% UTi Union-Transport Holdings global USD 10565425.5402037 0.35260665185774998 10048767.930528101 0.35895637709837902 2048448.7611937399 0.39963848879024999 14 3 11 2,048.4487611937398 .4% Rhenus AG & CO KG global USD 10540842.2315393 0.35178621749599598 10590059.0908693 0.37829207230148698 1869054.8770490501 0.36437536046080998 16 5 11 1,869.5487704905 .4% Grand Total 538336287.93964005 17.9662385903546 519033421.40939099 18.540616902504201 86368583.896257699 16.811893664076301 508 125 298 0.50800000000000001 PROLOGIS Confidential Dock Critera As of Date: 41912 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating PROLOGIS | Customer Listing Time run: 4/7/2014 2:16:53 PM Customer Data as of Date : 3/31/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 PROLOGIS Confidential PROLOGIS | Customer Listing Time run: 1/5/2015 2:44:47 PM Customer Data as of Date : 12/31/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  Area  (ROUNDED) DHL global USD 56024788.673170701 1.9 57070283.642283998 200.000% 10030667.980327999 1.9 83 15 36 10,031 CEVA Logistics global USD 39761514.266494296 1.3 40265005.110693596 1.4 7124697.8305968298 1.4 33 12 22 7,125 Kuehne & Nagel global USD 37358267.509480402 1.3 36573949.001424797 1.3 6299348.7555496804 1.2 41 12 26 6,299 Geodis global USD 35307212.099890299 1.2 33932357.634916 1.2 6273454.0160011696 1.2 35 10 18 6,273 Wal-Mart Stores, Inc. global USD 28280452.767466899 100.000% 24398361.147179302 0.9 5072414.1136684902 100.000% 16 5 10 5,072 Amazon.Com, Inc. global USD 27237913.547770198 0.9 25582572.066685501 0.9 4439937.90773826 0.9 13 4 8 4,440 Home Depot, Inc. global USD 25909005.120000001 0.9 20024015.879999999 0.7 4176706.20180421 0.8 8 1 6 4,177 Nippon Express Group global USD 23948718.018304601 0.8 23709587.178304601 0.8 2817963.53187215 0.5 28 3 12 2,818 FedEx Corporation global USD 22867955.125735998 0.8 21639063.085735802 0.8 2488254.3997616698 0.5 28 2 15 2,488 United States Government NonFocus USD 22098839.759999901 0.7 21669409.079999998 0.8 1417319.37096516 0.3 29 1 10 1,417 Tesco PLC global USD 20501868.218841199 0.7 21030744.019581199 0.7 3118382.9937945302 0.6 8 3 4 3,118 DB Schenker global USD 17638088.738873702 0.6 17938814.067202501 0.6 3458221.5512072002 0.7 29 9 17 3,458 PepsiCo global USD 16992987.477685399 0.6 15449026.6776854 0.6 3938947.3041664599 0.8 12 2 8 3,939 Hitachi Ltd global USD 16716171.1328588 0.6 16616824.977893 0.6 1872284.9526849799 0.4 24 6 8 1,872 ND Logistics global USD 15368586.558801301 0.5 15134894.8546392 0.5 2989985.0425507198 0.6 13 3 7 2,990 UPS SCS (United Parcel Service Inc.) global USD 14347112.728041301 0.5 13600101.7824449 0.5 2544806.25060682 0.5 27 6 17 2,545 Ingram Micro global USD 13824825.736227499 0.5 13008167.8691776 0.5 2959212.65787873 0.5 12 4 9 2,959 Bayerische Motoren Werke Ag (BMW) global USD 13616170.098447099 0.5 12763243.5310995 0.5 2273477.1596246599 0.4 6 3 6 2,273 LG, Inc. global USD 13557832.783477399 0.5 13939277.0250591 0.5 2707141.46118127 0.5 7 5 6 2,707 Panalpina global USD 13277764.6823078 0.4 12411110.0319244 0.4 2030974.4552394401 0.4 12 5 11 2,031 La Poste global USD 11540271.126664 0.4 11787256.8130325 0.4 1618773.72370221 0.3 4 1 2 1,619 Cal Cartage/Brookvale global USD 11498159.279999999 0.4 10200593.76 0.4 1231427.4698339801 0.2 4 1 3 1,231 Con-Way (MenLo) global USD 10878840.878888 0.4 10835413.7113875 0.4 2585808.8791871401 0.5 19 3 13 2,586 UTi Union-Transport Holdings global USD 10793156.756305899 0.4 10237210.800709199 0.4 2092593.2319678999 0.4 14 3 11 2,093 DSV Air and Sea Inc. global USD 10785596.9421483 0.4 10539475.6411935 0.4 1888369.4226231 0.4 12 5 7 1,888 Schneider Electric S.A. global USD 10748890.039450999 0.4 10642978.6196709 0.4 1487311.5721587399 0.3 10 5 8 1487 Rhenus AG & CO KG global USD 10618530.288590901 0.4 10982902.7887446 0.4 2034270.1380395801 0.4 17 5 11 2034 Under Armour global USD 10263606.24 0.3 8608465.0800000001 0.3 2025868.1278037401 0.4 4 1 2 2026 Georgia-Pacific Corporation global USD 9828412.4399999995 0.3 9622387.5600000005 0.3 2348471.9339096299 0.5 5 2 4 2348 Kraft Foods, Inc. global USD 9599577.4233641997 0.3 9043139.5833641998 0.3 2356074.9856399 0.5 5 2 5 2356 Raben Group BV global USD 9345826.1766981706 0.3 10016961.6605793 0.4 1760386.7430431801 0.3 18 5 9 1760 Sears Holdings Corporation global USD 9088195.4399999995 0.3 9050668.0800000001 0.3 2349882.9883057401 0.5 7 1 6 2350 Anixter International Inc. global USD 8872125.4800000004 0.3 8227152.2400000002 0.3 1542018.34499564 0.3 17 2 13 1542 Samsung Electronics Company, Ltd. global USD 8695228.5402380303 0.3 8660942.2348289993 0.3 1617266.7762438301 0.3 6 2 2 1617 Ozburn-Hessey Holding Co global USD 8313124.9199999999 0.3 8176507.2000000002 0.3 2045041.1195491899 0.4 6 1 5 2045 LGI Logistics Group NonFocus USD 8271391.8019481096 0.3 9263864.1238455903 0.3 1866803.2822680201 0.4 9 4 7 1867 Kimberly-Clark Corporation global USD 8224644.4800000004 0.3 7903537.6799999997 0.3 2091222.09966691 0.4 4 1 4 2091 Iron Mountain, Inc. global USD 8191997.5824625902 0.3 7507134.1927734297 0.3 1643932.1123196699 0.3 25 4 16 1644 International Paper Company global USD 7799010.5350131998 0.3 6913466.4996814001 0.2 1991085.1427788399 0.4 13 2 11 Dachser GmbH & Co KG NonFocus USD 7355563.79979154 0.2 7308778.9571320498 0.3 1117572.09079272 0.2 13 4 8 BSH Bosch and Siemens NonFocus USD 7317589.0918814996 0.2 7285249.2118814997 0.3 1376358.74874975 0.3 4 4 4 General Electric Company, Inc. global USD 7254458.8326000003 0.2 7120390.9062819704 0.3 1086100.0080161099 0.2 8 4 8 NYK Group (Yusen) global USD 7133827.9159603901 0.2 8608378.7630085107 0.3 1378519.2028318299 0.3 10 5 9 TNT NonFocus USD 7096172.5573294898 0.2 6633589.1020830004 0.2 390475.79200829501 0.1 7 4 6 Fiege Stiftung & Co. KG global USD 7037770.8881096998 0.2 7445575.24726211 0.3 1559345.7437335399 0.3 17 4 7 Mars, Inc. global USD 6989961.96 0.2 2329987.3199999998 0.1 861751.62899038603 0.2 2 1 2 FM Logistic NonFocus USD 6851599.5896949703 0.2 6846223.5896949703 0.2 1061434.73456476 0.2 6 2 3 National Distribution Centers LP global USD 6805202.8799999999 0.2 6369718.3200000003 0.2 1787621.29627274 0.3 8 1 4 Wincanton Logistics global USD 6732882.1213416001 0.2 7114772.6128422199 0.3 922318.25785583304 0.2 2 1 1 Bed Bath and Beyond global USD 6708150.5999999996 0.2 5758213.2000000002 0.2 799104.65596176498 0.2 2 1 1 Grand Total 735275841.65235651 24.79999999999999 707797744.16392803 25.299999999999997 126951408.19103508 24.799999999999994 742 192 448 PROLOGIS Confidential Top Customers Lease Expirations - Operating Portfolio - Owned and Managed % of Net Effective Rent Total Square Feet Year Occupied Sq Ft Net Effective Rent $ % of Total $ Per Sq Ft 1 Amazon.com 2.4 11,221 2015 remaining 26,344 $,133,321 4.7 5.0599999999999996 2 DHL 1.6 9,826 2016 ,107,223 484620 17.2 4.57 3 Kuehne + Nagel 1.2 6,814 2017 ,111,928 524008 18.700000000000003 4.7 4 CEVA Logistics 1.1000000000000001 6,826 2018 89,821 443916 15.8 4.95 5 Home Depot 1 5,441 2019 60,922 305788 10.9 5.03 6 Geodis 0.9 6,235 Thereafter ,169,834 918609 32.700000000000003 5.51 7 DB Schenker 0.8 3,606 ,566,072 $2,810,262 100.00000000000001 5.01 8 FedEx Corporation 0.8 2,762 Month to month 9,838 9 Nippon Express Group 0.7 3,020 Total ,575,910 10 Wal-Mart Stores 0.7 4,820 Top 10 Customers 11.200000000000001 60,571 Lease Expirations - Operating Portfolio - Prologis Share 11 United States Government 0.6 1,243 Year Occupied Sq Ft Net Effective Rent 12 Tesco 0.6 3,172 $ % of Total $ Per Sq Ft 13 UPS 0.6 3,290 2015 remaining 18,304 $88,628 5.2 4.84 14 Ingram Micro 0.5 3,181 2016 67,584 289471 17.100000000000001 4.3099999999999996 15 PepsiCo 0.5 3,843 2017 70,243 315067 18.600000000000001 4.5 16 Hitachi 0.5 1,826 2018 55,852 267193 15.7 4.79 17 Bayerische Motoren Werke AG (BMW) 0.4 2,273 2019 41,667 197021 11.600000000000001 4.74 18 ND Logistics 0.4 3,100 Thereafter ,104,479 539611 31.8 5.24 19 Georgia-Pacific 0.4 2,770 ,358,129 $1,696,991 100.00000000000001 4.7699999999999996 20 LG 0.4 2,566 Month to month 6,298 21 Panalpina 0.4 2,007 Total ,364,427 22 Con-way (Menlo Logistics) 0.4 3,054 23 UTi 0.4 2,183 24 Cal Cartage Company 0.3 1,325 25 Under Armour 0.3 2,026 Top 25 Customers 17.899999999999999 98430 Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 11,777.548873583799 2.2% CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 7,301.72149051628 1.4% Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 5,951.48012717249 1.2% Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 6,092.3825432759104 1.7% Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 4,658.2927189430102 .98892308183638304 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 4,176.7062018042097 .8% Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 2,263.8075551851898 .8% FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 2,260.4555074480199 .7% United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 1,481.8463620212299 .7% Top 10 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 2,693.4453383522 .6% 0.10519005040921077 48,657.686718302335 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 4,893.5448931839101 .6% Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 2,421.3869364131297 .6% Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 1,677.52770629683 .5% DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 2,904.5831527717201 .5% National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 3,487.8325729786502 .5% ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 2,804.6197412595602 .5% Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 2,655.688569141798 .5% Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 2,273.4771596246601 .4% Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 2,892.9662918699796 .4% UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 2,263.2094349299 .4% Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 1,328.2387584553501 .4% LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 1,698.40248127785 .4% La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 1,278.98477208301 .4% Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 1,895.76778117002 .4% Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 85,672.644791598388 0.176628215715216 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock PROLOGIS | Customer Listing Time run: 7/16/2014 5:26:16 PM Customer Data as of Date : 6/30/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 PROLOGIS Confidential DOCK CRITERA As of Date: 41820 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 10,959.383447554101 2.1% CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 6,898.7726636532498 1.4% Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 6,016.5264378224201 1.3% Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 6,052.8582663082398 1.2% Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 4,659.450542917906 1.4% Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 4,903.9901850820606 .95002196464240088 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 4,176.7062018042097 .8% FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 2,333.1024761713397 .8% United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 1,481.8463431843802 .7% Top 10 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 2,061.9085645762102 .7% 0.11067764624150332 49,544.139640448004 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 2,508.477453297899 .6% DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 3,073.8833177655001 .6% PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 4,075.97024517402 .6% ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 3,032.2010992061901 .6% Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 1,677.52770629683 .6% Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 2,158.9908038037202 .5% Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 3,022.96629890231 .5% La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 1,618.77372370221 .5% Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 2,314.2695734262097 .4% Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 1,328.2387584553501 .4% LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 1,698.40248127785 .4% Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 2,699.93088937417 .4% UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 2,286.6756990807698 .4% Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 85,853.817600296999 0.18560261477422099 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock TAKE OUT INC, LTDS, ETC -SEE Q214 PROLOGIS | Customer Listing Time run: 10/10/2014 12:15:18 PM Customer Data as of Date : 9/30/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  DHL global USD 57564037.388829201 1.92112115256061 59392823.592511803 2.1215966902412799 10272278.547674401 2.0040520187738502 82 15 37 10,272.278547674401 1.9% CEVA Logistics global USD 39627975.564643703 1.3225295782530599 39112618.725991003 1.3971587376457699 6814363.5293643 1.3294362029126601 31 12 22 6,814.3635293643001 1.3% Kuehne & Nagel global USD 36399066.668165803 1.2147691524369499 35772678.7774764 1.2778513009596599 5951480.1271724897 1.16109349139999 39 11 25 5,951.48012717249 1.2% Geodis global USD 34671352.284840703 1.15710904383531 33465699.410785101 1.1954426951252599 5974141.9590356499 1.1655146614143801 33 10 17 5,974.14195903565 1.2% Wal-Mart Stores, Inc. global USD 28138970.240061801 0.93909971210509102 24300138.4467411 0.86803573533942702 4851713.2089989204 0.94653640921831295 11 5 7 4,851.71320899892 .9% Amazon.Com, Inc. global USD 27932012.925035398 0.93219279428609303 26189913.1344225 0.935541192736002 4439937.9198046001 0.86620183731577405 13 4 8 4,439.9379198045999 .9% Nippon Express Group global USD 26059155.2672401 0.86968872707096201 25665508.5872401 0.91680871153115295 2868893.5099452902 0.55970170625432403 28 3 13 2,868.8935099452901 .9% Home Depot, Inc. global USD 25091647.559999999 0.83739947833239003 21038367.84 0.75152061945494297 4176706.20180421 0.81484711076550698 8 1 6 4,176.7062018042097 .8% FedEx Corporation global USD 22733509.646264002 0.75869984515460198 20860903.316263799 0.74518133259468 2461014.4633821002 0.48012726491817398 28 2 15 2,461.144633821001 .8% United States Government NonFocus USD 22096576.199999899 0.73744306102519697 21663764.640000001 0.77386068851902501 1417319.37096516 0.27650941643059901 29 1 10 1,417.31937096516 .7% Tesco PLC global USD 22078095.192293201 0.73682628262610494 22078095.192293201 0.78866116903569605 3171610.5308065899 0.618759748144323 8 3 4 3,171.6105308065898 .7% Hitachi Ltd global USD 20518285.186034098 0.68476975336011703 20415924.4562128 0.72928605064633101 2061908.56457621 0.402264405330164 24 6 8 2,061.9085645762102 .7% PepsiCo global USD 17957603.127912 0.59931048590790903 16419486.327911999 0.58652755908294796 4075970.2451740201 0.79519420743827496 14 2 10 4,075.97024517402 .6% DB Schenker global USD 17407406.082558598 0.58094841073300396 17667681.490910798 0.63111487732129701 3212737.7621447998 0.58901550286654702 24 8 15 3,212.7377621447999 .6% ND Logistics global USD 16241251.2936287 0.54202958686663205 15232932.721429201 0.54414216549433403 2899740.4176145899 0.56571972915943602 12 3 7 2,899.7404176145901 .5% Panalpina global USD 14576967.141924899 0.48648637564062402 13322884.5084666 0.47591250874951402 2075321.8737965899 0.40488125117374002 13 6 12 2,075.3218737965899 .5% Ingram Micro global USD 14069903.386825999 0.46956381513575002 13203268.584085699 0.47163965667890301 2840315.7090673898 0.55412637072621596 11 4 9 2,840.3157090673899 .5% Bayerische Motoren Werke Ag (BMW) global USD 13789336.652107099 0.46020028343743402 12917444.933855601 0.46142962668468501 2273477.1596246599 0.44354000626409501 6 3 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13065268.339775899 0.43603549212298198 12421946.153273501 0.44372970084660601 2314269.5734262099 0.45149833010142598 25 5 16 2,314.2695734262097 .4% LG, Inc. global USD 12446471.518165199 0.41538399307847201 12371370.9581652 0.44192308246984302 2540322.3775386098 0.49559970219024102 6 4 5 2,540.32237753861 .4% La Poste global USD 11993328.709512001 0.40026097054004001 12216378.591416501 0.43638653323011001 1618773.72370221 0.31581179714581697 4 1 2 1,618.77372370221 .4% Con-Way (MenLo) global USD 11588912.3729685 0.38676412747938399 11622700.310467999 0.41517949507731799 2651471.9102372001 0.51728422372619698 19 3 14 2,651.4719102372001 .4% Schneider Electric S.A. global USD 11182887.419110199 0.37321359901217799 11042063.6880724 0.39443832363951598 1487311.5721587399 0.29016442115515201 10 5 8 1,487.3115721587399 .4% UTi Union-Transport Holdings global USD 10565425.5402037 0.35260665185774998 10048767.930528101 0.35895637709837902 2048448.7611937399 0.39963848879024999 14 3 11 2,048.4487611937398 .4% Rhenus AG & CO KG global USD 10540842.2315393 0.35178621749599598 10590059.0908693 0.37829207230148698 1869054.8770490501 0.36437536046080998 16 5 11 1,869.5487704905 .4% Grand Total 538336287.93964005 17.9662385903546 519033421.40939099 18.540616902504201 86368583.896257699 16.811893664076301 508 125 298 0.50800000000000001 PROLOGIS Confidential Dock Critera As of Date: 41912 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating PROLOGIS | Customer Listing Time run: 4/7/2014 2:16:53 PM Customer Data as of Date : 3/31/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 PROLOGIS Confidential PROLOGIS | Customer Listing Time run: 1/5/2015 2:44:47 PM Customer Data as of Date : 12/31/2014 Area Displayed in : Square Feet PLD_R_RE_CustomerListing Table Parent Customer Name  Customer Type  Output Currency  AEBR  % of Total AEBR  ACBR  % of Total ACBR  Area  % Area  Lease Count  Country Count  Market Count  Area  (ROUNDED) DHL global USD 56024788.673170701 1.9 57070283.642283998 200.000% 10030667.980327999 1.9 83 15 36 10,031 CEVA Logistics global USD 39761514.266494296 1.3 40265005.110693596 1.4 7124697.8305968298 1.4 33 12 22 7,125 Kuehne & Nagel global USD 37358267.509480402 1.3 36573949.001424797 1.3 6299348.7555496804 1.2 41 12 26 6,299 Geodis global USD 35307212.099890299 1.2 33932357.634916 1.2 6273454.0160011696 1.2 35 10 18 6,273 Wal-Mart Stores, Inc. global USD 28280452.767466899 100.000% 24398361.147179302 0.9 5072414.1136684902 100.000% 16 5 10 5,072 Amazon.Com, Inc. global USD 27237913.547770198 0.9 25582572.066685501 0.9 4439937.90773826 0.9 13 4 8 4,440 Home Depot, Inc. global USD 25909005.120000001 0.9 20024015.879999999 0.7 4176706.20180421 0.8 8 1 6 4,177 Nippon Express Group global USD 23948718.018304601 0.8 23709587.178304601 0.8 2817963.53187215 0.5 28 3 12 2,818 FedEx Corporation global USD 22867955.125735998 0.8 21639063.085735802 0.8 2488254.3997616698 0.5 28 2 15 2,488 United States Government NonFocus USD 22098839.759999901 0.7 21669409.079999998 0.8 1417319.37096516 0.3 29 1 10 1,417 Tesco PLC global USD 20501868.218841199 0.7 21030744.019581199 0.7 3118382.9937945302 0.6 8 3 4 3,118 DB Schenker global USD 17638088.738873702 0.6 17938814.067202501 0.6 3458221.5512072002 0.7 29 9 17 3,458 PepsiCo global USD 16992987.477685399 0.6 15449026.6776854 0.6 3938947.3041664599 0.8 12 2 8 3,939 Hitachi Ltd global USD 16716171.1328588 0.6 16616824.977893 0.6 1872284.9526849799 0.4 24 6 8 1,872 ND Logistics global USD 15368586.558801301 0.5 15134894.8546392 0.5 2989985.0425507198 0.6 13 3 7 2,990 UPS SCS (United Parcel Service Inc.) global USD 14347112.728041301 0.5 13600101.7824449 0.5 2544806.25060682 0.5 27 6 17 2,545 Ingram Micro global USD 13824825.736227499 0.5 13008167.8691776 0.5 2959212.65787873 0.5 12 4 9 2,959 Bayerische Motoren Werke Ag (BMW) global USD 13616170.098447099 0.5 12763243.5310995 0.5 2273477.1596246599 0.4 6 3 6 2,273 LG, Inc. global USD 13557832.783477399 0.5 13939277.0250591 0.5 2707141.46118127 0.5 7 5 6 2,707 Panalpina global USD 13277764.6823078 0.4 12411110.0319244 0.4 2030974.4552394401 0.4 12 5 11 2,031 La Poste global USD 11540271.126664 0.4 11787256.8130325 0.4 1618773.72370221 0.3 4 1 2 1,619 Cal Cartage/Brookvale global USD 11498159.279999999 0.4 10200593.76 0.4 1231427.4698339801 0.2 4 1 3 1,231 Con-Way (MenLo) global USD 10878840.878888 0.4 10835413.7113875 0.4 2585808.8791871401 0.5 19 3 13 2,586 UTi Union-Transport Holdings global USD 10793156.756305899 0.4 10237210.800709199 0.4 2092593.2319678999 0.4 14 3 11 2,093 DSV Air and Sea Inc. global USD 10785596.9421483 0.4 10539475.6411935 0.4 1888369.4226231 0.4 12 5 7 1,888 Schneider Electric S.A. global USD 10748890.039450999 0.4 10642978.6196709 0.4 1487311.5721587399 0.3 10 5 8 1487 Rhenus AG & CO KG global USD 10618530.288590901 0.4 10982902.7887446 0.4 2034270.1380395801 0.4 17 5 11 2034 Under Armour global USD 10263606.24 0.3 8608465.0800000001 0.3 2025868.1278037401 0.4 4 1 2 2026 Georgia-Pacific Corporation global USD 9828412.4399999995 0.3 9622387.5600000005 0.3 2348471.9339096299 0.5 5 2 4 2348 Kraft Foods, Inc. global USD 9599577.4233641997 0.3 9043139.5833641998 0.3 2356074.9856399 0.5 5 2 5 2356 Raben Group BV global USD 9345826.1766981706 0.3 10016961.6605793 0.4 1760386.7430431801 0.3 18 5 9 1760 Sears Holdings Corporation global USD 9088195.4399999995 0.3 9050668.0800000001 0.3 2349882.9883057401 0.5 7 1 6 2350 Anixter International Inc. global USD 8872125.4800000004 0.3 8227152.2400000002 0.3 1542018.34499564 0.3 17 2 13 1542 Samsung Electronics Company, Ltd. global USD 8695228.5402380303 0.3 8660942.2348289993 0.3 1617266.7762438301 0.3 6 2 2 1617 Ozburn-Hessey Holding Co global USD 8313124.9199999999 0.3 8176507.2000000002 0.3 2045041.1195491899 0.4 6 1 5 2045 LGI Logistics Group NonFocus USD 8271391.8019481096 0.3 9263864.1238455903 0.3 1866803.2822680201 0.4 9 4 7 1867 Kimberly-Clark Corporation global USD 8224644.4800000004 0.3 7903537.6799999997 0.3 2091222.09966691 0.4 4 1 4 2091 Iron Mountain, Inc. global USD 8191997.5824625902 0.3 7507134.1927734297 0.3 1643932.1123196699 0.3 25 4 16 1644 International Paper Company global USD 7799010.5350131998 0.3 6913466.4996814001 0.2 1991085.1427788399 0.4 13 2 11 Dachser GmbH & Co KG NonFocus USD 7355563.79979154 0.2 7308778.9571320498 0.3 1117572.09079272 0.2 13 4 8 BSH Bosch and Siemens NonFocus USD 7317589.0918814996 0.2 7285249.2118814997 0.3 1376358.74874975 0.3 4 4 4 General Electric Company, Inc. global USD 7254458.8326000003 0.2 7120390.9062819704 0.3 1086100.0080161099 0.2 8 4 8 NYK Group (Yusen) global USD 7133827.9159603901 0.2 8608378.7630085107 0.3 1378519.2028318299 0.3 10 5 9 TNT NonFocus USD 7096172.5573294898 0.2 6633589.1020830004 0.2 390475.79200829501 0.1 7 4 6 Fiege Stiftung & Co. KG global USD 7037770.8881096998 0.2 7445575.24726211 0.3 1559345.7437335399 0.3 17 4 7 Mars, Inc. global USD 6989961.96 0.2 2329987.3199999998 0.1 861751.62899038603 0.2 2 1 2 FM Logistic NonFocus USD 6851599.5896949703 0.2 6846223.5896949703 0.2 1061434.73456476 0.2 6 2 3 National Distribution Centers LP global USD 6805202.8799999999 0.2 6369718.3200000003 0.2 1787621.29627274 0.3 8 1 4 Wincanton Logistics global USD 6732882.1213416001 0.2 7114772.6128422199 0.3 922318.25785583304 0.2 2 1 1 Bed Bath and Beyond global USD 6708150.5999999996 0.2 5758213.2000000002 0.2 799104.65596176498 0.2 2 1 1 Grand Total 735275841.65235651 24.79999999999999 707797744.16392803 25.299999999999997 126951408.19103508 24.799999999999994 742 192 448 PROLOGIS Confidential Top Customers Lease Expirations - Operating Portfolio - Owned and Managed % of Net Effective Rent Total Square Feet Year Occupied Sq Ft Net Effective Rent $ % of Total $ Per Sq Ft 1 Amazon.com 2.4 11,221 2015 remaining 26,344 $,133,321 4.7 5.0599999999999996 2 DHL 1.6 9,826 2016 ,107,223 484620 17.2 4.57 3 Kuehne + Nagel 1.2 6,814 2017 ,111,928 524008 18.700000000000003 4.7 4 CEVA Logistics 1.1000000000000001 6,826 2018 89,821 443916 15.8 4.95 5 Home Depot 1 5,441 2019 60,922 305788 10.9 5.03 6 Geodis 0.9 6,235 Thereafter ,169,834 918609 32.700000000000003 5.51 7 DB Schenker 0.8 3,606 ,566,072 $2,810,262 100.00000000000001 5.01 8 FedEx Corporation 0.8 2,762 Month to month 9,838 9 Nippon Express Group 0.7 3,020 Total ,575,910 10 Wal-Mart Stores 0.7 4,820 Top 10 Customers 11.200000000000001 60,571 Lease Expirations - Operating Portfolio - Prologis Share 11 United States Government 0.6 1,243 Year Occupied Sq Ft Net Effective Rent 12 Tesco 0.6 3,172 $ % of Total $ Per Sq Ft 13 UPS 0.6 3,290 2015 remaining 18,304 $88,628 5.2 4.84 14 Ingram Micro 0.5 3,181 2016 67,584 289471 17.100000000000001 4.3099999999999996 15 PepsiCo 0.5 3,843 2017 70,243 315067 18.600000000000001 4.5 16 Hitachi 0.5 1,826 2018 55,852 267193 15.7 4.79 17 Bayerische Motoren Werke AG (BMW) 0.4 2,273 2019 41,667 197021 11.600000000000001 4.74 18 ND Logistics 0.4 3,100 Thereafter ,104,479 539611 31.8 5.24 19 Georgia-Pacific 0.4 2,770 ,358,129 $1,696,991 100.00000000000001 4.7699999999999996 20 LG 0.4 2,566 Month to month 6,298 21 Panalpina 0.4 2,007 Total ,364,427 22 Con-way (Menlo Logistics) 0.4 3,054 23 UTi 0.4 2,183 24 Cal Cartage Company 0.3 1,325 25 Under Armour 0.3 2,026 Top 25 Customers 17.899999999999999 98430 Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 67240069.158750698 2.1528935365127002 67726526.791866899 2.3687676180500099 11777548.873583799 2.1781132339212701 91 11,777.548873583799 2.2% CEVA Logistics global USD 44858383.2012977 1.4362763819363999 43860467.842138097 1.5340408087995601 7301721.4905162798 1.3910100285215301 39 7,301.72149051628 1.4% Kuehne & Nagel global USD 38027321.286069103 1.21755933972021 37171763.886069097 1.30010019367618 5951480.1271724897 1.1337831156934699 39 5,951.48012717249 1.2% Geodis global USD 33451924.252331398 1.07106420929944 33539848.976932 1.1730722352705201 6092382.5432759104 1.1106880595298501 33 6,092.3825432759104 1.7% Amazon.Com, Inc. global USD 30886458.288631201 0.988923081836383 29033683.7083585 1.0154669530362599 4658292.7189430101 0.887425232016128 16 4,658.2927189430102 .98892308183638304 Home Depot, Inc. global USD 25062927.600000001 0.80246518945026502 21008391.600000001 0.73477852898503904 4176706.20180421 0.79568088435634599 8 4,176.7062018042097 .8% Hitachi Ltd global USD 24174607.280259699 0.77402293621274199 23793616.308997899 0.83219309329515301 2263807.5551851899 0.43126528668553099 30 2,263.8075551851898 .8% FedEx Corporation global USD 22760429.846069001 0.72874378204704404 21290028.566068798 0.74462891637194495 2260455.5074480199 0.43062670686232901 28 2,260.4555074480199 .7% United States Government NonFocus USD 22413184.439999901 0.71762567345996098 21939314.760000002 0.76733801107803701 1481846.3620212299 0.28229824336314602 30 1,481.8463620212299 .7% Top 10 Tesco PLC global USD 19658648.805084702 0.62943091044593402 19658648.805084702 0.68757063014922204 2693445.3383522001 0.51311317225515896 8 2,693.4453383522 .6% 0.10519005040921077 48,657.686718302335 PepsiCo global USD 19521687.150819801 0.62504567015831902 14637187.5908198 0.51194262612948604 4893544.8931839103 0.93018435836268398 16 4,893.5448931839101 .6% Panalpina global USD 17387972.9709839 0.55672837774612904 16192372.9531695 0.566335976872547 2421386.9364131298 0.46128485123082102 16 2,421.3869364131297 .6% Panasonic Co., Ltd. global USD 17170176.164406002 0.54975495634693905 17145381.464405999 0.59966790467213005 1677527.70629683 0.31957639929328802 10 1,677.52770629683 .5% DB Schenker global USD 16998222.542518999 0.54424934271845704 17494019.924362902 0.61186170130503104 2904583.1527717202 0.53490120929714602 22 2,904.5831527717201 .5% National Distribution Centers LP global USD 16985966.399999999 0.54385692536461105 12077381.039999999 0.422412169552428 3487832.5729786502 0.66444743107755999 10 3,487.8325729786502 .5% ND Logistics global USD 16479572.3421383 0.52764319287238304 15894368.6221388 0.55591313307969303 2804619.74125956 0.534292384521731 12 2,804.6197412595602 .5% Wal-Mart Stores, Inc. global USD 14128548.3942037 0.45236807306628901 10744405.7142037 0.37579072095652699 2655068.8569141799 0.50580228391067905 6 2,655.688569141798 .5% Bayerische Motoren Werke Ag (BMW) global USD 13918676.0381587 0.44564837684237202 11258457.6559796 0.39376993311096897 2273477.1596246599 0.37090601638316101 6 2,273.4771596246601 .4% Ingram Micro global USD 13808434.061229199 0.44211864758192798 11701911.440221399 0.40927994099077403 2892966.2918699798 0.54781773130709199 12 2,892.9662918699796 .4% UPS SCS (United Parcel Service Inc.) global USD 13797251.795256 0.44176061362333102 13589135.555256199 0.47528650567754199 2263209.4349298999 0.431151342148691 24 2,263.2094349299 .4% Nippon Express Group global USD 13096247.243827701 0.41931583944749201 12615398.8438277 0.441229599177277 1328238.7584553501 0.25303531991491302 23 1,328.2387584553501 .4% LG, Inc. global USD 12921390.773982599 0.41371728238982203 12830426.213982601 0.44875028413699303 2540322.4584293999 0.48394259079086199 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12706597.5811188 0.40684003073929698 12557882.9833673 0.43921795449037998 1698402.48127785 0.32355313565325999 11 1,698.40248127785 .4% La Poste global USD 12403679.2165005 0.39714118602606502 12646529.3621011 0.44231840392059102 1278009.84772083 0.243466491708554 3 1,278.98477208301 .4% Rhenus AG & CO KG global USD 11794235.7389125 0.377628015677127 11886610.2015724 0.41573986837383198 1895767.7811700201 0.36115209252784802 14 1,895.76778117002 .4% Grand Total 551652612.57255006 17.662821571521601 522293760.81092501 18.2674737111581 85672644.791598395 16.119517601333101 7282 85,672.644791598388 0.176628215715216 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock PROLOGIS | Customer Listing Time run: 7/16/2014 5:26:16 PM Customer Data as of Date : 6/30/2014 Area Displayed in : Square Feet Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 PROLOGIS Confidential DOCK CRITERA As of Date: 41820 Output Currency: USD Output Area: Square Feet Top Parents by ABER: 25 Supplemental: Operating Parent Customer Name Customer Type Output Currency AEBR % of Total AEBR ACBR % of Total ACBR Area % Area Lease Count Sq ft area Reporting Percent Allowed Reporting DHL global USD 64202908.486932598 2.12724827651867 66645974.859352298 2.3461047124879002 10959383.4475541 2.1648234090576901 88 10,959.383447554101 2.1% CEVA Logistics global USD 42902783.684041999 1.42150682578978 42280210.634827301 1.4883689768914801 6898772.6636532499 1.3627248857121499 36 6,898.7726636532498 1.4% Kuehne & Nagel global USD 38239958.746686503 1.2670124805107601 37676944.8024166 1.3263225264487499 6016526.4378224202 1.18845346876875 40 6,016.5264378224201 1.3% Geodis global USD 36510318.089799903 1.2097039380619801 36934397.307106502 1.3001830006683901 6052858.2663082397 1.1956301492066901 34 6,052.8582663082398 1.2% Amazon.Com, Inc. global USD 31253772.556558199 1.0355377251978599 29588298.277158499 1.04158197354057 4659045.0542917904 0.920308140111323 14 4,659.450542917906 1.4% Wal-Mart Stores, Inc. global USD 28672804.171373699 0.95002196464240096 25160705.7884866 0.88571966340749597 4903990.1850820603 0.96869251826608305 12 4,903.9901850820606 .95002196464240088 Home Depot, Inc. global USD 25062927.600000001 0.83041517585552305 21008392.920000002 0.73954788320562703 4176706.20180421 0.82503102493782499 8 4,176.7062018042097 .8% FedEx Corporation global USD 22705840.420481 0.75231731769919696 21333124.300480802 0.75097923856724502 2333102.4761713399 0.46086122274272701 28 2,333.1024761713397 .8% United States Government NonFocus USD 22413184.439999901 0.74262068642869905 21939314.760000002 0.77231865624017304 1481846.3431843801 0.29271132520397602 30 1,481.8463431843802 .7% Top 10 Hitachi Ltd global USD 22073934.0656076 0.73138023344546299 21947938.3286708 0.772622227388164 2061908.56457621 0.40729188364399399 24 2,061.9085645762102 .7% 0.11067764624150332 49,544.139640448004 Tesco PLC global USD 18980087.047270101 0.628871158815139 18698408.212570101 0.65823065408093695 2508047.7453297898 0.49541842350046 7 2,508.477453297899 .6% DB Schenker global USD 18839714.634777199 0.62422017057202706 18693607.128192902 0.65806164392381705 3073883.3177654999 0.583528291019492 24 3,073.8833177655001 .6% PepsiCo global USD 18098381.754018199 0.59965743455139697 14886893.754018201 0.52405582879260204 4075970.2451740201 0.80513250071057696 14 4,075.97024517402 .6% ND Logistics global USD 17870534.058653299 0.59210810962677296 17117522.795853801 0.60257954035818495 3032201.0992061901 0.59895521969322196 13 3,032.2010992061901 .6% Panasonic Co., Ltd. global USD 17563592.535234001 0.58193815250063197 17554201.935233999 0.61795173633711797 1677527.70629683 0.33136455762433598 10 1,677.52770629683 .6% Panalpina global USD 15904728.661779299 0.52697467188972102 14633083.4553393 0.51512107258166495 2158990.80380372 0.42646868360625501 14 2,158.9908038037202 .5% Ingram Micro global USD 14575710.6459131 0.48294004245717698 13479676.124646001 0.474518254787067 3022966.29890231 0.59281697298643898 12 3,022.96629890231 .5% La Poste global USD 14317281.2150911 0.47437744655188802 14538862.738690499 0.51180426811132396 1618773.72370221 0.31975879553882502 4 1,618.77372370221 .5% Bayerische Motoren Werke Ag (BMW) global USD 14077725.5011387 0.46644019742026699 13175014.307693601 0.46379339817006099 2273477.1596246599 0.44908334475803602 6 2,273.4771596246601 .5% UPS SCS (United Parcel Service Inc.) global USD 13201399.4304554 0.437404704053034 13009383.230455499 0.457962770714122 2314269.5734262099 0.45714113128701001 25 2,314.2695734262097 .4% Nippon Express Group global USD 13179362.218459699 0.43667454053954302 12783954.898459701 0.45002713059272298 1328238.7584553501 0.26236898917553603 21 1,328.2387584553501 .4% LG, Inc. global USD 12893568.632522 0.427205282410065 12802604.072521999 0.45068362808178902 2540322.4584293999 0.50179369586619305 6 2,540.3224584293998 .4% Schneider Electric S.A. global USD 12886807.0344631 0.426981248979862 12718565.577690201 0.44772526324173201 1698402.48127785 0.335487983157714 11 1,698.40248127785 .4% Con-Way (MenLo) global USD 11882522.8706684 0.39370609358714198 11936273.3378144 0.42018662322050698 2699930.88937417 0.53332138802567497 20 2,699.93088937417 .4% UTi Union-Transport Holdings global USD 11861139.662471401 0.39299759931709299 11280386.8259084 0.397097780425615 2286675.6990807699 0.45169047200353302 16 2,286.6756990807698 .4% Grand Total 560170988.16439605 18.560261477422099 541823740.37358797 19.073548452265101 85853817.600297004 16.930858476604499 7029 85,853.817600296999 0.18560261477422099 S:\Corporate\EXTERNAL\Current Quarterly Reporting\Supplemental - Powerpoint Tables\[Operations Overview - Customer Information - Owned and Managed.xlsx]Display Information provided by the Dock TAKE OUT INC, LTDS, ETC -SEE Q214

Capital Deployment Overview – Owned and Managed Development Starts (TEI) Building Acquisitions Development Stabilizations Land Portfolio Americas Europe Asia Value Creation $26 $184 $426 $255 $326 (in millions) 23

Capital Deployment Value Creation from Development Stabilization 24 (square feet and dollars in thousands) Q2 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share ($) Prologis Share (%) Owned and Managed Prologis Share ($) Prologis Share (%) Americas U.S. Central 126 10000.00% $7,867 $7,867 100 283 44.7 $16,984 $16,984 100 East 1,352 45.4 104866 104866 100 1,684 36.5 134157 134157 100 Northwest 402 64.099999999999994 22129 22129 100 402 64.099999999999994 22129 22129 100 Southwest 1,328 0.00% 89144 89144 100 1,473 300.00% 104559 104559 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 582 0.00% 34789 34789 100 803 0.00% 49000 49000 100 Brazil 660 0.00% 41854 10464 25.001194628948248 971 0.00% 63546 21310 33.534762219494539 Americas total 4,450 22.4 300649 269259 89.559253481634727 5,616 18.600000000000001 390375 348139 89.180659622158174 Europe Northern 713 76.8 49107 49107 100 713 76.8 49107 49107 100 Southern 353 10000.00% 22881 22881 100 615 10000.00% 38829 30855 79.463802827783354 Central 544 63.4 32127 32127 100 1,088 40.5 55715 55715 100 United Kingdom 876 25.5 118408 118408 100 1,972 61.8 260521 260521 100 Europe total 2,486 59.1 222523 222523 100 4,388 64.3 404172 396198 98.027077580831929 Asia Japan 799 49.9 81586 81,586 100 1,546 25.8 158566 158566 100 China 690 35.4 31882 4,782 14.999059030173767 892 27.4 41715 6257 14.999400695193577 Singapore 0 0 0 0 0 0 0.00% 0 0 0 Asia total 1,489 43.2 113468 86368 76.116614375859271 2,438 26.4 200281 164823 82.295874296613263 Total 8,425 36.9 $,636,640 $,578,150 90.812704197034435 12,442 36.200000000000003 $,994,828 $,909,160 91.388662160695105 Weighted average estimated stabilized yield 6.9% 7.6% 7.5% Pro forma NOI $15,531 $48,660 $74,833 Weighted average estimated cap rate at stabilization 5.7% 5.7% 5.6% Estimated value creation $51,459 $,198,585 $,325,816 Estimated development margin 0.22700000000000001 0.312 0.32800000000000001 Prologis share of estimated value creation ($) $,179,098 $,301,384 Prologis share of estimated value creation (%) 0.9018707354533323 0.92500000000000004 Q2 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share ($) Prologis Share (%) Owned and Managed Prologis Share ($) Prologis Share (%) Americas U.S. Central 126 10000.00% $7,867 $7,867 100 283 44.7 $16,984 $16,984 100 East 1,352 45.4 104866 104866 100 1,684 36.5 134157 134157 100 Northwest 402 64.099999999999994 22129 22129 100 402 64.099999999999994 22129 22129 100 Southwest 1,328 0.00% 89144 89144 100 1,473 300.00% 104559 104559 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 582 0.00% 34789 34789 100 803 0.00% 49000 49000 100 Brazil 660 0.00% 41854 10464 25.001194628948248 971 0.00% 63546 21310 33.534762219494539 Americas total 4,450 22.4 300649 269259 89.559253481634727 5,616 18.600000000000001 390375 348139 89.180659622158174 Europe Northern 713 76.8 49107 49107 100 713 76.8 49107 49107 100 Southern 353 10000.00% 22881 22881 100 615 10000.00% 38829 30855 79.463802827783354 Central 544 63.4 32127 32127 100 1,088 40.5 55715 55715 100 United Kingdom 876 25.5 118408 118408 100 1,972 61.8 260521 260521 100 Europe total 2,486 59.1 222523 222523 100 4,388 64.3 404172 396198 98.027077580831929 Asia Japan 799 49.9 81586 81,586 100 1,546 25.8 158566 158566 100 China 690 35.4 31882 4,782 14.999059030173767 892 27.4 41715 6257 14.999400695193577 Singapore 0 0 0 0 0 0 0.00% 0 0 0 Asia total 1,489 43.2 113468 86368 76.116614375859271 2,438 26.4 200281 164823 82.295874296613263 Total 8,425 36.9 $,636,640 $,578,150 90.812704197034435 12,442 36.200000000000003 $,994,828 $,909,160 91.388662160695105 Weighted average estimated stabilized yield 6.9% 7.6% 7.5% Pro forma NOI $15,531 $48,660 $74,833 Weighted average estimated cap rate at stabilization 5.7% 5.7% 5.6% Estimated value creation $51,459 $,198,585 $,325,816 Estimated development margin 0.22700000000000001 0.312 0.32800000000000001 Prologis share of estimated value creation ($) $,179,098 $,301,384 Prologis share of estimated value creation (%) 0.9018707354533323 0.92500000000000004

Capital Deployment Development Starts 25 (square feet and dollars in thousands) Capital Deployment - Owned and Managed 3-3 Development Starts Prologis Share Region Property ID Property Name % Ownership Square Feet (in thousands) PreConstr Date Constr Date Acquisition Completion Date Current CFI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased INV /BTS Sq Ft (in thousands) TEI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased Fund Name Fund Name AMERICAS 1st QUARTER Brazil Fund 1st Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 #DIV/0! 0 0.0% Central DAL01803 Stellar Way Bldg 1 1 112 40544 40544 40826 10,523 $93.955357142857139 112 100.0% 112 100.0% BTS 112 10,523 $93.955357142857139 112 100.0% 112 100.0% Q1 Central DAL05406 Park 121 Bldg 6 1 300 40544 40544 40826 20,813 $69.376666666666665 300 100.0% 300 100.0% BTS 300 20,813 $69.376666666666665 300 100.0% 300 100.0% Q1 Central CIN02401 Gateway International Bldg 1 1 520 23,959 $46.075000000000003 0 0.0% 0 0.0% INV 520 23,959 $46.075000000000003 0 0.0% 0 0.0% Q1 Central NAS00603 CentrePointe Lot 4 Bldg 1 1 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 INV 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 Q1 Southwest INE04612 Redlands DC 12 1 594 46,559 $78.382154882154879 0 0.0% 0 0.0% INV 594 46,559 $78.382154882154879 0 0.0% 0 0.0% Q1 Southwest LAS00407 Black Mtn Dis Ctr 3 1 241 40544 40544 40826 18,494 $76.738589211618262 0 0.0% 0 0.0% INV 241 18,494 $76.738589211618262 0 0.0% 0 0.0% Q1 Northwest SBA02003 Silicon Valley Logistics Pk 12 1 383 40544 40544 40826 36,438 $95.138381201044382 0 0.0% 0 0.0% INV 383 36,438 $95.138381201044382 0 0.0% 0 0.0% Q1 Northwest SBA02004 Silicon Valley Logistics Pk 13 1 264 40544 40544 40826 27,139 $102.79924242424242 0 0.0% 0 0.0% INV 264 27,139 $102.79924242424242 0 0.0% 0 0.0% Q1 1st Quarter Consolidated Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 Central 1,080 64,880 $60.074074074074076 412 0.38148148148148148 460.84000000000003 0.42670370370370375 1,080 64,880 $60.074074074074076 412 0.38148148148148148 412 0.38148148148148148 Northwest 647 40,544 40,544 40,826 63,577 $98.264296754250381 0 0.0% 0 0.0% 647 63,577 $98.264296754250381 0 0.0% 0 0.0% Southwest 835 40,544 40,544 40,826 65,053 $77.907784431137728 0 0.0% 0 0.0% 835 65,053 $77.907784431137728 0 0.0% 0 0.0% 1st Quarter Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 0 2nd QUARTER Brazil SAO01101 CCP Cajamar III - Bldg 100 0.5 747 45,065 60.327978580990631 0 0.0% 0 0.0% INV 374 22,532.5 60.247326203208559 0 0.0% 0 0.0% Brazil RIO00602 CCP Caxias Bldg 200 0.5 375 28,928 77.141333333333336 0 0.0% 0 0.0% INV 188 14,464 76.936170212765958 0 0.0% 0 0.0% Brazil RIO00601 CCP Caxias Bldg 100 0.5 264 20,500 77.651515151515156 0 0.0% 0 0.0% INV 132 10,250 77.651515151515156 0 0.0% 0 0.0% Brazil SAO01102 CCP Cajamar III - Bldg 3200 0.5 486 30,067 61.86625514403292 0 0.0% 0 0.0% INV 243 15,033.5 61.86625514403292 0 0.0% 0 0.0% 2nd Quarter Unconsolidated Total 1,872 0 0 0 ,124,560 276.98708220987203 0 0.0% 0 0.0% 937 62,280 276.70126671152258 0 0.0% 0 0.0% Central DAL05701 Mountain Creek Bldg 1 1 874 40,807 46.689931350114414 874 100.0% 874 100.0% BTS 874 40,807 46.689931350114414 874 100.0% 874 100.0% Q2 Central LOU00506 Riverport 4 Expansion 1 88 3,899 44.30681818181818 88 100.0% 88 100.0% BTS 88 3,899 44.30681818181818 88 100.0% 88 100.0% Q2 Central NAS00604 CentrePointe Lot 4 Bldg 2 1 151 9,602 63.589403973509931 0 0.0% 0 0.0% INV 151 9,602 63.589403973509931 0 0.0% 0 0.0% Q2 Northwest DEN01503 Stapleton Bus Ctr North 03 1 252 23,959 95.075396825396822 0 0.0% 0 0.0% INV 252 23,959 95.075396825396822 0 0.0% 0 0.0% Q2 Southwest LAS00120 Las Vegas Corp Ctr 20 1 154 9,957 64.65584415584415 154 100.0% 154 100.0% INV 154 9,957 64.65584415584415 154 100.0% 154 100.0% Q2 Mexico REY00804 El Puente Ind Ctr 1 Phase 2 1 127 6,908 54.393700787401578 0 0.0% 0 0.0% INV 127 6,908 54.393700787401578 0 0.0% 0 0.0% Q2 Mexico MXC00701 Toluca Building 1 1 143 9,268 64.811188811188813 0 0.0% 0 0.0% INV 143 9,268 64.811188811188813 0 0.0% 0 0.0% Q2 2nd Quarter Consolidated Total 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 Central 1,113 0 0 0 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 1,113 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 Southwest 154 0 0 0 9,957 $64.65584415584415 154 100.0% 154 100.0% 154 9,957 $64.65584415584415 154 100.0% 154 100.0% Northwest 252 0 0 0 23,959 $95.075396825396822 0 0.0% 0 0.0% 252 23,959 $95.075396825396822 0 0.0% 0 0.0% Mexico 270 0 0 0 16,176 $59.911111111111111 0 0.0% 0 0.0% 270 16,176 $59.911111111111111 0 0.0% 0 0.0% Brazil 1,872 ,124,560 276.98708220987203 0 0.0% 0 0.0% 937 62,280 276.70126671152258 0 0.0% 0 0.0% 2nd Quarter Total 3,661 ,228,960 62.540289538377493 1,116 0.30483474460529908 1,116 0.30483474460529908 2,726 ,166,680 61.144534115920763 1,116 0.40939104915627295 1,116 0.40939104915627295 3rd QUARTER 3rd Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central dal05901 Dallas Corp Ctr North 1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Central dal05902 Dallas Corp Ctr North 2 1 #DIV/0! 0 0.42857142857569497 0 0.42857142857569497 INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Central elp00112 Northwestern Corp Ctr 10 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East tor00501 Tapscott Dist Ctr 1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East bos01301 Londonderry 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East nnj02101 I-81 Dist Ctr 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America mxc00604 Izcalli Park Bldg 4 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America mxc00702 Toluca Building 2 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest ine00804 Rialto I-210 Bldg 4 1 #DIV/0! 0 0.0% 0 100.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest las00119 Las Vegas Corp Ctr 19 1 #DIV/0! 0 0.0% 0 100.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 3rd Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Mexico 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 3rd Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 4th QUARTER Mexico mxc00502 Prologis Park Laurel, Building 2 0.4587 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Brazil sao01201 CCP Castelo Bldg 100 0.5 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central dal05702 Mountain Creek 2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East cha01208 West Pointe Business Center 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East atl04702 I-85 Distribution Center 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East pen00217 Lehigh Valley East 4 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01306 Milton DC 6 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01307 Milton DC 7 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01308 Milton DC 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Mexico jua00914 Centro Industrial Juarez #14 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Northwest cva01501 Prologis International Park of Commerce 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Southwest ine00502 Kaiser DC #9 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Northwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Mexico 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Brazil 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 2,193 2,193 2,193 2,193 ,119,188 54.349293205654355 1,374 0.62653898768809846 1,422.8400000000001 0.64880984952120391 2,193 ,119,188 54.349293205654355 1,374 0.62653898768809846 1,374 0.62653898768809846 East 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northwest 899 0 0 0 87,536 97.370411568409338 0 0.0% 0 0.0% 899 87,536 97.370411568409338 0 0.0% 0 0.0% Southwest 989 0 0 0 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 989 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 Canada 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Mexico 270 0 0 0 16,176 59.911111111111111 0 0.0% 0 0.0% 270 16,176 59.911111111111111 0 0.0% 0 0.0% Brazil 1,872 0 0 0 ,124,560 66.538461538461533 0 0.0% 0 0.0% 937 62,280 66.467449306296686 0 0.0% 0 0.0% AMERICAS YTD TOTAL 6,223 ,422,470 $67.888478225936041 1,528 0.24554073597943113 1,576.8400000000001 0.25338904065563234 5,288 ,360,190 $68.114599092284422 1,528 0.28895612708018154 1,576.8400000000001 0.2981921331316188 EUROPE 1st QUARTER Northern be000508 Liege DC1 – Unit C Brazil Fund 0.31159999999999999 287 14,752 51.400696864111495 287 100.0% 287 100.0% BTS 89.429199999999994 4,596.7231999999995 $51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Q1 1st Quarter Unconsolidated Total 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central Europe pl000543 Szczecin DC3A 1 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 INV 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 Q1 1st Quarter - Consolidated Total 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 Northern 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 1st Quarter Total 585 25,897 44.268376068376071 491.875 0.84081196581196582 491.875 0.84081196581196582 387.42919999999998 15,741.7232 40.631225524560364 294.30419999999998 0.75963350206953939 294.30419999999998 0.75963350206953939 2nd QUARTER Central CZ000536 Prague Jirny DC4A Extension 0.5 47 2,093 44.531914893617021 47 100.0% 47 100.0% BTS 23.5 1,046.5 44.531914893617021 23.5 100.0% 23.5 100.0% Q2 Central SK000509 Bratislava DC13 0.31530000000000002 63 3,641 57.793650793650791 31.626000000000001 0.502 31.626000000000001 0.502 INV 19.863900000000001 1,148.73 57.793650793650791 9.9716778000000019 0.50200000000000011 9.9716778000000019 0.50200000000000011 Q2 Central SK000508 Bratislava DC12 0.31530000000000002 177 9,565 54.039548022598872 59.914500000000004 0.33850000000000002 59.914500000000004 0.33850000000000002 INV 55.808100000000003 3,015.8445000000002 54.039548022598872 18.891041850000004 0.33850000000000008 18.891041850000004 0.33850000000000008 Q2 2nd Quarter - Unconsolidated Total 287 15,299 53.306620209059233 138.54050000000001 0.48271951219512199 138.54050000000001 0.48271951219512199 99.171999999999997 5,210.3518000000004 52.538537087081039 52.362719650000003 0.52799902845561253 52.362719650000003 0.52799902845561253 Central CZ000534 Prague Jirny DC4B Extension 1 304 17,022 55.993421052631582 304 100.0% 304 100.0% BTS 304 17,022 55.993421052631582 304 100.0% 304 100.0% Q2 Southern LHV00110 Le Havre DC7 1 188 10,385 55.23936170212766 188 100.0% 188 100.0% BTS 188 10,385 55.23936170212766 188 100.0% 188 100.0% Q2 Southern FR000571 Moissy II DC1 Phase I 1 508 33,686 66.311023622047244 508 100.0% 508 100.0% BTS 508 33,686 66.311023622047244 508 100.0% 508 100.0% Q2 Northern DE000588 Munich East DC1 1 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% BTS 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Q2 Central PL000544 Wroclaw V DC8 1 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 INV 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 Q2 United Kingdom GB000576 Boscombe Road DC2 1 358 48,860 136.48044692737429 0 0.0% 0 0.0% INV 358 48,860 136.48044692737429 0 0.0% 0 0.0% Q2 2nd Quarter - Consolidated Total 3,100 ,226,980 73.219354838709677 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 3,100 ,226,980 73.219354838709677 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 Northern 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Central 791 0 0 0 41,458 52.412136536030339 508.3005 0.64260493046776235 508.3005 0.64260493046776235 603.17200000000003 31,369.3518 52.007307699959547 422.12271965000002 0.699838055562924 422.12271965000002 0.699838055562924 United Kingdom 358 48,860 48,996.480446927373 48,996.480446927373 48,860 136.48044692737429 0 0.0% 0 0.0% 358 48,860 136.48044692737429 0 0.0% 0 0.0% Southern 696 0 0 0 44,071 63.320402298850574 696 100.0% 696 100.0% 696 44,071 63.320402298850574 696 100.0% 696 100.0% 2nd Quarter Total 3,387 ,242,279 71.532034248597583 2,746.3005000000003 0.8108356953055802 2,746.3005000000003 0.8108356953055802 3,199.172 ,232,190 72.578154597502106 2,660.1227196500004 0.831503501421618 2,660.1227196500004 0.831503501421618 3rd QUARTER 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 3rd Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern Europe nl000553 Tilburg DC4 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q3 Northern Europe nl000551 Venlo DC6 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 Southern Europe es000513 Puerta de Madrid DC1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q3 United Kingdom gb000560 Northampton Grange Park DC7 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% United Kingdom 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 3rd Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 4th QUARTER United Kingdom gb000568 London Gateway DC1 0.5 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central Europe cz000530 Jirny DC5A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000531 Jirny DC7 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000532 Prague Airport DC2A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe de000587 Peine DC2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe se000504 Ljungby DC1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Southern Europe fr000500 Presles DC 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000521 DIRFT II DC2 Zone 2 Plot A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000566 Midpoint Park DC1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 United Kingdom gb000567 Midpoint DC4 Extension 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% United Kingdom 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 0 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 1,829 0 0 0 ,122,642 67.054127938764353 1,829 100.0% 1,829 100.0% 1,631.4292 ,112,486.72319999999 68.949803767150911 1,631.4292 100.0% 1,631.4292 100.0% Southern 696 44,071 63.320402298850574 696 100.0% 696 100.0% 696 44,071 63.320402298850574 696 100.0% 696 100.0% Central 1,089 52,603 48.30394857667585 713.17550000000006 0.65489026629935732 713.17550000000006 0.65489026629935732 901.17200000000003 42,514.351800000004 47.176734075182097 626.99771965000002 0.69575810128366178 626.99771965000002 0.69575810128366178 United Kingdom 358 48,860 136.48044692737429 0 0.0% 0 0.0% 358 48,860 136.48044692737429 0 0.0% 0 0.0% EUROPE YTD TOTAL 3,972 ,268,176 67.516616314199396 3,238.1755000000003 0.81525062940584092 3,238.1755000000003 0.81525062940584092 3,586.6012000000001 ,247,932.7500000001 69.127304981663428 2,954.4269196499999 0.82374001314949652 2,954.4269196499999 0.82374001314949652 ASIA 1st QUARTER China CNS00601 Huizhou Huiyang LC PHI WH1 Brazil Fund 0.15 249 40544 40544 40826 15,753 $63.265060240963855 0 0.0% 0 0.0% INV 37 2,362.9499999999998 $63.86351351351351 0 0.0% 0 0.0% Q1 China CNS00602 Huizhou Huiyang LC PHI WH2 Brazil Fund 0.15 237 40544 40544 40826 15,042 $63.468354430379748 0 0.0% 0 0.0% INV 36 2,256.2999999999997 $62.67499999999999 0 0.0% 0 0.0% Q1 China CNS00603 Huizhou Huiyang LC PHI WH3 Brazil Fund 0.15 236 40544 40544 40826 15,007 $63.58898305084746 0 0.0% 0 0.0% INV 35 2,251.499999999997 $64.315714285714279 0 0.0% 0 0.0% Q1 China CNS00604 Huizhou Huiyang LC PHI WH4 Brazil Fund 0.15 235 40544 40544 40826 14,936 $63.55744680851064 0 0.0% 0 0.0% INV 35 2,240.4 $64.011428571428567 0 0.0% 0 0.0% Q1 1st Quarter Unconsolidated Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 40558 40558 41105 40575 40575 41060 1st Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China 957 60,738 $63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 $63.711188811188805 0 0.0% 0 0.0% 1st Quarter -Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 2nd QUARTER China CNW00901 Chengdu Longquan Log Ctr WH1 0.15 422 28,199 66.822274881516591 0 0.0% 0 0.0% INV 63.3 4,229.8499999999995 66.822274881516577 0 0.0% 0 0.0% Q2 China CNW00902 Chengdu Longquan Log Ctr WH2 0.15 353 23,538 66.679886685552404 0 0.0% 0 0.0% INV 52.949999999999996 3,530.7 66.679886685552404 0 0.0% 0 0.0% Q2 China CNW00903 Chengdu Longquan Log Ctr WH3 0.15 366 24,443 66.784153005464475 0 0.0% 0 0.0% INV 54.9 3,666.45 66.784153005464475 0 0.0% 0 0.0% Q2 China CNW00904 Chengdu Longquan Log Ctr WH4 0.15 436 29,115 66.777522935779814 0 0.0% 0 0.0% INV 65.399999999999991 4,367.25 66.777522935779828 0 0.0% 0 0.0% Q2 China CNE02601 Wuxi Meicun Log Ctr WH1 0.15 335 17,924 53.504477611940295 0 0.0% 0 0.0% INV 50.25 2,688.6 53.504477611940295 0 0.0% 0 0.0% Q2 China CNE02604 Wuxi Meicun Log Ctr WH4 0.15 372 19,848 53.354838709677416 0 0.0% 0 0.0% INV 55.8 2,977.2 53.354838709677416 0 0.0% 0 0.0% Q2 China CNE02603 Wuxi Meicun Log Ctr WH3 0.15 332 17,710 53.343373493975903 0 0.0% 0 0.0% INV 49.8 2,656.5 53.343373493975903 0 0.0% 0 0.0% Q2 China CNE02602 Wuxi Meicun Log Ctr WH2 0.15 375 20,032 53.418666666666667 0 0.0% 0 0.0% INV 56.25 3,004.7999999999997 53.41866666666666 0 0.0% 0 0.0% Q2 2nd Quarter Unconsolidated Total 2,991 ,180,809 60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121 60.450239607712021 0 0.0% 0 0.0% Japan OSK04401 Park Ibaraki 1 1,645 ,233,665 142.04559270516717 0 0.0% 0 0.0% INV 1,645 ,233,665 $142.04559270516717 0 0.0% 0 0.0% Q2 Japan TKY10401 Koga 1 1 367 46,860 127.68392370572207 367 100.0% 367 100.0% BTS 367 46,860 $127.68392370572207 367 100.0% 367 100.0% Q2 Japan OSK05901 Kobe 2 1 673 92,199 136.99702823179791 673 100.0% 673 100.0% BTS 673 92,199 $136.99702823179791 673 100.0% 673 100.0% Q2 2nd Quarter Consolidated Total 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 0 China 2,991 0 0 0 ,180,809 $60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121.35 $60.451019725844191 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2nd Quarter - Total 5,676 ,553,533 97.521670190274847 1,040 0.18322762508809021 1,040 0.18322762508809021 3,133.65 ,399,845 127.59721092017296 1,040 0.33188135241651107 1,040 0.33188135241651107 3rd QUARTER China cne02101 Suzhou Jinchang WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cne02102 Suzhou Jinchang WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cne02103 Suzhou Jinchang WH3 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cns00501 Prologis Foshan Datang PH1_WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cns00502 Prologis Foshan Datang PH1_WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan thk01201 Sendai Izumi 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q3 Japan tky14701 Chiba New Town 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 0 China 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Japan 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 3rd Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 4th QUARTER Japan tky12501 PP Narashino 5 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China cne02301 Prologis Shanghai Jinshan WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 China cne02302 Prologis Shanghai Jinshan WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% China 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% None 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 China 3,948 0 0 0 ,241,547 61.182117527862211 0 0.0% 0 0.0% 591.65000000000009 36,232.49999999996 $61.238992647680199 0 0.0% 0 0.0% Singapore 0 0 0 0 0 0 0 0.0% 0 0 0 0 $0 0 0 0 0 ASIA YTD TOTAL 6,633 ,614,271 92.608322026232472 1,040 0.15679179858284337 1,040 0.15679179858284337 3,276.65 ,408,956.5 124.80919536721956 1,040 0.31739734179726242 1,040 0.31739734179726242 TOTAL COMPANY - 1ST QUARTER 4,104 ,280,145 68.261452241715403 903.875 0.22024244639376217 952.71500000000003 0.23214303118908383 3,092.4292 ,218,363 70.612125897660007 706.30420000000004 0.22839785628721912 755.14419999999996 0.2441912655591274 TOTAL COMPANY - 2nd QUARTER 12,724 1,024,772 80.538509902546366 4,902.3005000000003 0.38527982552656398 4,902.3005000000003 0.38527982552656398 9,058.8220000000001 ,798,715 88.169852548156925 4,816.1227196500004 0.53165000036980525 4,816.1227196500004 0.53165000036980525 TOTAL COMPANY - 3RD QUARTER 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% TOTAL COMPANY - 4TH QUARTER 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% GRAND TOTAL 16,828 1,304,917 77.544390301877826 5,806.1755000000003 0.34503063346802948 5,855.155000000004 0.34793293914903733 12,151.251200000001 1,017,078 83.701503924139104 5,522.4269196500009 0.45447393266382319 5,571.2669196500001 0.45849327184101007 0 0 0 0 0.125 0 YTD QTD BTS vs INV ,400,929 0.307244828598294 BTS vs INV ,389,727.22320000001 0.38318279632373736 ,353,794.5 0.4804146500981058 ,903,988 0.69275517140170606 (based on PLD share) ,627,351.90179999999 0.61681720367626269 ,382,641.20180000004 0.5195853499018942 1,304,917 1,017,079.125 ,736,435.70180000004 Q2 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share ($) Prologis Share (%) Owned and Managed Prologis Share ($) Prologis Share (%) Americas U.S. Central 1,113 86.4 $54,308 $54,308 100 2,193 62.7 $,119,188 $,119,188 100 East 0 0 0 0 0 0 0 0 0 0 Northwest 252 4.0000000000000002E-4 23,959 23,959 100 899 1,E-4 87,536 87,536 100 Southwest 154 100 9,957 9,957 100 989 15.6 75,010 75,010 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 270 1,E-4 16,176 16,176 100 270 1,E-4 16,176 16,176 100 Brazil 1,872 1,E-4 ,124,560 62,280 50 1,872 1,E-4 ,124,560 62,280 50 Americas total 3,661 30.5 ,228,960 ,166,680 72.798742138364787 6,223 24.6 ,422,470 ,360,190 85.25812483726655 Europe Northern 1,542 100 ,107,890 ,107,890 100 1,829 100 ,122,642 ,112,487 91.719802351559821 Southern 696 100 44,071 44,071 100 696 100 44,071 44,071 100 Central 791 64.3 41,458 31,369 75.664527956003667 1,089 65.5 52,603 42,514 80.820485523639334 United Kingdom 358 1,E-3 48,840 48,840 100 358 1,E-4 48,840 48,840 100 Europe total 3,387 81.099999999999994 ,242,259 ,232,170 95.83544883781407 3,972 81.5 ,268,156 ,247,912 92.45066304688315 Asia Japan 2,685 38.700000000000003 ,372,724 ,372,724 100 2,685 38.700000000000003 ,372,724 ,372,724 100 China 2,991 1,E-4 ,180,809 27,121 14.999806425565099 3,948 1,E-4 ,241,547 36,232 14.999979300094807 Singapore 0 0 0 0 0 0 0 0 0 0 Asia total 5,676 18.3 ,553,533 ,399,845 72.235079028711922 6,633 15.7 ,614,271 ,408,956 66.575827281444191 Total 12,724 38.5 $1,024,752 $,798,695 77.94032117039049 16,828 34.5 $1,304,897 $1,017,058 77.941630642111974 Weighted average estimated stabilized yield 7.3% 7.2% Pro forma NOI $74,597 $94,400 Weighted average estimated cap rate at stabilization 6.0999999999999999 0.06 Estimated value creation $,200,427 $,257,932 Estimated development margin 0.19600000000000001 0.19800000000000001 Prologis share of estimated value creation ($) $,156,453 $,202,492 Prologis share of estimated value creation (%) 0.78100000000000003 0.78500000000000003 % BTS (based on Prologis share) 0.443 0.38300000000000001 Capital Deployment - Owned and Managed 3-3 Development Starts Prologis Share Region Property ID Property Name % Ownership Square Feet (in thousands) PreConstr Date Constr Date Acquisition Completion Date Current CFI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased INV /BTS Sq Ft (in thousands) TEI (in thousands) Cost per SQFT SQFT Leased % Leased Current SQFT Leased Current % Leased Fund Name Fund Name AMERICAS 1st QUARTER Brazil Fund 1st Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 #DIV/0! 0 0.0% Central DAL01803 Stellar Way Bldg 1 1 112 40544 40544 40826 10,523 $93.955357142857139 112 100.0% 112 100.0% BTS 112 10,523 $93.955357142857139 112 100.0% 112 100.0% Q1 Central DAL05406 Park 121 Bldg 6 1 300 40544 40544 40826 20,813 $69.376666666666665 300 100.0% 300 100.0% BTS 300 20,813 $69.376666666666665 300 100.0% 300 100.0% Q1 Central CIN02401 Gateway International Bldg 1 1 520 23,959 $46.075000000000003 0 0.0% 0 0.0% INV 520 23,959 $46.075000000000003 0 0.0% 0 0.0% Q1 Central NAS00603 CentrePointe Lot 4 Bldg 1 1 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 INV 148 9,585 $64.763513513513516 0 0.0% 48.84 0.33 Q1 Southwest INE04612 Redlands DC 12 1 594 46,559 $78.382154882154879 0 0.0% 0 0.0% INV 594 46,559 $78.382154882154879 0 0.0% 0 0.0% Q1 Southwest LAS00407 Black Mtn Dis Ctr 3 1 241 40544 40544 40826 18,494 $76.738589211618262 0 0.0% 0 0.0% INV 241 18,494 $76.738589211618262 0 0.0% 0 0.0% Q1 Northwest SBA02003 Silicon Valley Logistics Pk 12 1 383 40544 40544 40826 36,438 $95.138381201044382 0 0.0% 0 0.0% INV 383 36,438 $95.138381201044382 0 0.0% 0 0.0% Q1 Northwest SBA02004 Silicon Valley Logistics Pk 13 1 264 40544 40544 40826 27,139 $102.79924242424242 0 0.0% 0 0.0% INV 264 27,139 $102.79924242424242 0 0.0% 0 0.0% Q1 1st Quarter Consolidated Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 Central 1,080 64,880 $60.074074074074076 412 0.38148148148148148 460.84000000000003 0.42670370370370375 1,080 64,880 $60.074074074074076 412 0.38148148148148148 412 0.38148148148148148 Northwest 647 40,544 40,544 40,826 63,577 $98.264296754250381 0 0.0% 0 0.0% 647 63,577 $98.264296754250381 0 0.0% 0 0.0% Southwest 835 40,544 40,544 40,826 65,053 $77.907784431137728 0 0.0% 0 0.0% 835 65,053 $77.907784431137728 0 0.0% 0 0.0% 1st Quarter Total 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 2,562 ,193,510 75.530835284933644 412 0.16081186572989853 460.84000000000003 0.17987509758001563 0 2nd QUARTER Brazil SAO01101 CCP Cajamar III - Bldg 100 0.5 747 45,065 60.327978580990631 0 0.0% 0 0.0% INV 374 22,532.5 60.247326203208559 0 0.0% 0 0.0% Brazil RIO00602 CCP Caxias Bldg 200 0.5 375 28,928 77.141333333333336 0 0.0% 0 0.0% INV 188 14,464 76.936170212765958 0 0.0% 0 0.0% Brazil RIO00601 CCP Caxias Bldg 100 0.5 264 20,500 77.651515151515156 0 0.0% 0 0.0% INV 132 10,250 77.651515151515156 0 0.0% 0 0.0% Brazil SAO01102 CCP Cajamar III - Bldg 3200 0.5 486 30,067 61.86625514403292 0 0.0% 0 0.0% INV 243 15,033.5 61.86625514403292 0 0.0% 0 0.0% 2nd Quarter Unconsolidated Total 1,872 0 0 0 ,124,560 276.98708220987203 0 0.0% 0 0.0% 937 62,280 276.70126671152258 0 0.0% 0 0.0% Central DAL05701 Mountain Creek Bldg 1 1 874 40,807 46.689931350114414 874 100.0% 874 100.0% BTS 874 40,807 46.689931350114414 874 100.0% 874 100.0% Q2 Central LOU00506 Riverport 4 Expansion 1 88 3,899 44.30681818181818 88 100.0% 88 100.0% BTS 88 3,899 44.30681818181818 88 100.0% 88 100.0% Q2 Central NAS00604 CentrePointe Lot 4 Bldg 2 1 151 9,602 63.589403973509931 0 0.0% 0 0.0% INV 151 9,602 63.589403973509931 0 0.0% 0 0.0% Q2 Northwest DEN01503 Stapleton Bus Ctr North 03 1 252 23,959 95.075396825396822 0 0.0% 0 0.0% INV 252 23,959 95.075396825396822 0 0.0% 0 0.0% Q2 Southwest LAS00120 Las Vegas Corp Ctr 20 1 154 9,957 64.65584415584415 154 100.0% 154 100.0% INV 154 9,957 64.65584415584415 154 100.0% 154 100.0% Q2 Mexico REY00804 El Puente Ind Ctr 1 Phase 2 1 127 6,908 54.393700787401578 0 0.0% 0 0.0% INV 127 6,908 54.393700787401578 0 0.0% 0 0.0% Q2 Mexico MXC00701 Toluca Building 1 1 143 9,268 64.811188811188813 0 0.0% 0 0.0% INV 143 9,268 64.811188811188813 0 0.0% 0 0.0% Q2 2nd Quarter Consolidated Total 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 1,789 ,104,400 58.356623812185582 1,116 0.62381218557853546 1,116 0.62381218557853546 Central 1,113 0 0 0 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 1,113 54,308 $48.79424977538185 962 0.86433063791554354 962 0.86433063791554354 Southwest 154 0 0 0 9,957 $64.65584415584415 154 100.0% 154 100.0% 154 9,957 $64.65584415584415 154 100.0% 154 100.0% Northwest 252 0 0 0 23,959 $95.075396825396822 0 0.0% 0 0.0% 252 23,959 $95.075396825396822 0 0.0% 0 0.0% Mexico 270 0 0 0 16,176 $59.911111111111111 0 0.0% 0 0.0% 270 16,176 $59.911111111111111 0 0.0% 0 0.0% Brazil 1,872 ,124,560 276.98708220987203 0 0.0% 0 0.0% 937 62,280 276.70126671152258 0 0.0% 0 0.0% 2nd Quarter Total 3,661 ,228,960 62.540289538377493 1,116 0.30483474460529908 1,116 0.30483474460529908 2,726 ,166,680 61.144534115920763 1,116 0.40939104915627295 1,116 0.40939104915627295 3rd QUARTER 3rd Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central dal05901 Dallas Corp Ctr North 1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Central dal05902 Dallas Corp Ctr North 2 1 #DIV/0! 0 0.42857142857569497 0 0.42857142857569497 INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Central elp00112 Northwestern Corp Ctr 10 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East tor00501 Tapscott Dist Ctr 1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East bos01301 Londonderry 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 East nnj02101 I-81 Dist Ctr 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America mxc00604 Izcalli Park Bldg 4 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Latin America mxc00702 Toluca Building 2 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest ine00804 Rialto I-210 Bldg 4 1 #DIV/0! 0 0.0% 0 100.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 Southwest las00119 Las Vegas Corp Ctr 19 1 #DIV/0! 0 0.0% 0 100.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q3 3rd Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Mexico 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 3rd Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 4th QUARTER Mexico mxc00502 Prologis Park Laurel, Building 2 0.4587 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Brazil sao01201 CCP Castelo Bldg 100 0.5 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central dal05702 Mountain Creek 2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East cha01208 West Pointe Business Center 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East atl04702 I-85 Distribution Center 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East pen00217 Lehigh Valley East 4 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01306 Milton DC 6 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01307 Milton DC 7 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 East tor01308 Milton DC 8 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Mexico jua00914 Centro Industrial Juarez #14 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Northwest cva01501 Prologis International Park of Commerce 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 Southwest ine00502 Kaiser DC #9 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% East 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Northwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southwest 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Canada 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Mexico 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Brazil 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central 2,193 2,193 2,193 2,193 ,119,188 54.349293205654355 1,374 0.62653898768809846 1,422.8400000000001 0.64880984952120391 2,193 ,119,188 54.349293205654355 1,374 0.62653898768809846 1,374 0.62653898768809846 East 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northwest 899 0 0 0 87,536 97.370411568409338 0 0.0% 0 0.0% 899 87,536 97.370411568409338 0 0.0% 0 0.0% Southwest 989 0 0 0 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 989 75,010 75.844287158746212 154 0.1557128412537917 154 0.1557128412537917 Canada 0 0 0 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Mexico 270 0 0 0 16,176 59.911111111111111 0 0.0% 0 0.0% 270 16,176 59.911111111111111 0 0.0% 0 0.0% Brazil 1,872 0 0 0 ,124,560 66.538461538461533 0 0.0% 0 0.0% 937 62,280 66.467449306296686 0 0.0% 0 0.0% AMERICAS YTD TOTAL 6,223 ,422,470 $67.888478225936041 1,528 0.24554073597943113 1,576.8400000000001 0.25338904065563234 5,288 ,360,190 $68.114599092284422 1,528 0.28895612708018154 1,576.8400000000001 0.2981921331316188 EUROPE 1st QUARTER Northern be000508 Liege DC1 – Unit C Brazil Fund 0.31159999999999999 287 14,752 51.400696864111495 287 100.0% 287 100.0% BTS 89.429199999999994 4,596.7231999999995 $51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Q1 1st Quarter Unconsolidated Total 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central Europe pl000543 Szczecin DC3A 1 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 INV 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 Q1 1st Quarter - Consolidated Total 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 Northern 287 14,752 51.400696864111495 287 100.0% 287 100.0% 89.429199999999994 4,596.7231999999995 51.400696864111495 89.429199999999994 100.0% 89.429199999999994 100.0% Central 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 298 11,145 37.399328859060404 204.875 0.6875 204.875 0.6875 1st Quarter Total 585 25,897 44.268376068376071 491.875 0.84081196581196582 491.875 0.84081196581196582 387.42919999999998 15,741.7232 40.631225524560364 294.30419999999998 0.75963350206953939 294.30419999999998 0.75963350206953939 2nd QUARTER Central CZ000536 Prague Jirny DC4A Extension 0.5 47 2,093 44.531914893617021 47 100.0% 47 100.0% BTS 23.5 1,046.5 44.531914893617021 23.5 100.0% 23.5 100.0% Q2 Central SK000509 Bratislava DC13 0.31530000000000002 63 3,641 57.793650793650791 31.626000000000001 0.502 31.626000000000001 0.502 INV 19.863900000000001 1,148.73 57.793650793650791 9.9716778000000019 0.50200000000000011 9.9716778000000019 0.50200000000000011 Q2 Central SK000508 Bratislava DC12 0.31530000000000002 177 9,565 54.039548022598872 59.914500000000004 0.33850000000000002 59.914500000000004 0.33850000000000002 INV 55.808100000000003 3,015.8445000000002 54.039548022598872 18.891041850000004 0.33850000000000008 18.891041850000004 0.33850000000000008 Q2 2nd Quarter - Unconsolidated Total 287 15,299 53.306620209059233 138.54050000000001 0.48271951219512199 138.54050000000001 0.48271951219512199 99.171999999999997 5,210.3518000000004 52.538537087081039 52.362719650000003 0.52799902845561253 52.362719650000003 0.52799902845561253 Central CZ000534 Prague Jirny DC4B Extension 1 304 17,022 55.993421052631582 304 100.0% 304 100.0% BTS 304 17,022 55.993421052631582 304 100.0% 304 100.0% Q2 Southern LHV00110 Le Havre DC7 1 188 10,385 55.23936170212766 188 100.0% 188 100.0% BTS 188 10,385 55.23936170212766 188 100.0% 188 100.0% Q2 Southern FR000571 Moissy II DC1 Phase I 1 508 33,686 66.311023622047244 508 100.0% 508 100.0% BTS 508 33,686 66.311023622047244 508 100.0% 508 100.0% Q2 Northern DE000588 Munich East DC1 1 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% BTS 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Q2 Central PL000544 Wroclaw V DC8 1 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 INV 200 9,137 45.685000000000002 65.759999999999991 0.32879999999999998 65.759999999999991 0.32879999999999998 Q2 United Kingdom GB000576 Boscombe Road DC2 1 358 48,860 136.48044692737429 0 0.0% 0 0.0% INV 358 48,860 136.48044692737429 0 0.0% 0 0.0% Q2 2nd Quarter - Consolidated Total 3,100 ,226,980 73.219354838709677 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 3,100 ,226,980 73.219354838709677 2,607.7600000000002 0.84121290322580655 2,607.7600000000002 0.84121290322580655 Northern 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% 1,542 ,107,890 69.967574578469524 1,542 100.0% 1,542 100.0% Central 791 0 0 0 41,458 52.412136536030339 508.3005 0.64260493046776235 508.3005 0.64260493046776235 603.17200000000003 31,369.3518 52.007307699959547 422.12271965000002 0.699838055562924 422.12271965000002 0.699838055562924 United Kingdom 358 48,860 48,996.480446927373 48,996.480446927373 48,860 136.48044692737429 0 0.0% 0 0.0% 358 48,860 136.48044692737429 0 0.0% 0 0.0% Southern 696 0 0 0 44,071 63.320402298850574 696 100.0% 696 100.0% 696 44,071 63.320402298850574 696 100.0% 696 100.0% 2nd Quarter Total 3,387 ,242,279 71.532034248597583 2,746.3005000000003 0.8108356953055802 2,746.3005000000003 0.8108356953055802 3,199.172 ,232,190 72.578154597502106 2,660.1227196500004 0.831503501421618 2,660.1227196500004 0.831503501421618 3rd QUARTER 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 3rd Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern Europe nl000553 Tilburg DC4 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q3 Northern Europe nl000551 Venlo DC6 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 Southern Europe es000513 Puerta de Madrid DC1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q3 United Kingdom gb000560 Northampton Grange Park DC7 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% United Kingdom 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 3rd Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 4th QUARTER United Kingdom gb000568 London Gateway DC1 0.5 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter - Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Central Europe cz000530 Jirny DC5A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000531 Jirny DC7 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Central Europe cz000532 Prague Airport DC2A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe de000587 Peine DC2 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Northern Europe se000504 Ljungby DC1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 Southern Europe fr000500 Presles DC 1 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000521 DIRFT II DC2 Zone 2 Plot A 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 United Kingdom gb000566 Midpoint Park DC1 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 United Kingdom gb000567 Midpoint DC4 Extension 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q4 4th Quarter - Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Southern 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Central 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% United Kingdom 0 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 0 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Northern 1,829 0 0 0 ,122,642 67.054127938764353 1,829 100.0% 1,829 100.0% 1,631.4292 ,112,486.72319999999 68.949803767150911 1,631.4292 100.0% 1,631.4292 100.0% Southern 696 44,071 63.320402298850574 696 100.0% 696 100.0% 696 44,071 63.320402298850574 696 100.0% 696 100.0% Central 1,089 52,603 48.30394857667585 713.17550000000006 0.65489026629935732 713.17550000000006 0.65489026629935732 901.17200000000003 42,514.351800000004 47.176734075182097 626.99771965000002 0.69575810128366178 626.99771965000002 0.69575810128366178 United Kingdom 358 48,860 136.48044692737429 0 0.0% 0 0.0% 358 48,860 136.48044692737429 0 0.0% 0 0.0% EUROPE YTD TOTAL 3,972 ,268,176 67.516616314199396 3,238.1755000000003 0.81525062940584092 3,238.1755000000003 0.81525062940584092 3,586.6012000000001 ,247,932.7500000001 69.127304981663428 2,954.4269196499999 0.82374001314949652 2,954.4269196499999 0.82374001314949652 ASIA 1st QUARTER China CNS00601 Huizhou Huiyang LC PHI WH1 Brazil Fund 0.15 249 40544 40544 40826 15,753 $63.265060240963855 0 0.0% 0 0.0% INV 37 2,362.9499999999998 $63.86351351351351 0 0.0% 0 0.0% Q1 China CNS00602 Huizhou Huiyang LC PHI WH2 Brazil Fund 0.15 237 40544 40544 40826 15,042 $63.468354430379748 0 0.0% 0 0.0% INV 36 2,256.2999999999997 $62.67499999999999 0 0.0% 0 0.0% Q1 China CNS00603 Huizhou Huiyang LC PHI WH3 Brazil Fund 0.15 236 40544 40544 40826 15,007 $63.58898305084746 0 0.0% 0 0.0% INV 35 2,251.499999999997 $64.315714285714279 0 0.0% 0 0.0% Q1 China CNS00604 Huizhou Huiyang LC PHI WH4 Brazil Fund 0.15 235 40544 40544 40826 14,936 $63.55744680851064 0 0.0% 0 0.0% INV 35 2,240.4 $64.011428571428567 0 0.0% 0 0.0% Q1 1st Quarter Unconsolidated Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 40558 40558 41105 40575 40575 41060 1st Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China 957 60,738 $63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 $63.711188811188805 0 0.0% 0 0.0% 1st Quarter -Total 957 60,738 63.467084639498431 0 0.0% 0 0.0% 143 9,110.6999999999989 63.711188811188805 0 0.0% 0 0.0% 2nd QUARTER China CNW00901 Chengdu Longquan Log Ctr WH1 0.15 422 28,199 66.822274881516591 0 0.0% 0 0.0% INV 63.3 4,229.8499999999995 66.822274881516577 0 0.0% 0 0.0% Q2 China CNW00902 Chengdu Longquan Log Ctr WH2 0.15 353 23,538 66.679886685552404 0 0.0% 0 0.0% INV 52.949999999999996 3,530.7 66.679886685552404 0 0.0% 0 0.0% Q2 China CNW00903 Chengdu Longquan Log Ctr WH3 0.15 366 24,443 66.784153005464475 0 0.0% 0 0.0% INV 54.9 3,666.45 66.784153005464475 0 0.0% 0 0.0% Q2 China CNW00904 Chengdu Longquan Log Ctr WH4 0.15 436 29,115 66.777522935779814 0 0.0% 0 0.0% INV 65.399999999999991 4,367.25 66.777522935779828 0 0.0% 0 0.0% Q2 China CNE02601 Wuxi Meicun Log Ctr WH1 0.15 335 17,924 53.504477611940295 0 0.0% 0 0.0% INV 50.25 2,688.6 53.504477611940295 0 0.0% 0 0.0% Q2 China CNE02604 Wuxi Meicun Log Ctr WH4 0.15 372 19,848 53.354838709677416 0 0.0% 0 0.0% INV 55.8 2,977.2 53.354838709677416 0 0.0% 0 0.0% Q2 China CNE02603 Wuxi Meicun Log Ctr WH3 0.15 332 17,710 53.343373493975903 0 0.0% 0 0.0% INV 49.8 2,656.5 53.343373493975903 0 0.0% 0 0.0% Q2 China CNE02602 Wuxi Meicun Log Ctr WH2 0.15 375 20,032 53.418666666666667 0 0.0% 0 0.0% INV 56.25 3,004.7999999999997 53.41866666666666 0 0.0% 0 0.0% Q2 2nd Quarter Unconsolidated Total 2,991 ,180,809 60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121 60.450239607712021 0 0.0% 0 0.0% Japan OSK04401 Park Ibaraki 1 1,645 ,233,665 142.04559270516717 0 0.0% 0 0.0% INV 1,645 ,233,665 $142.04559270516717 0 0.0% 0 0.0% Q2 Japan TKY10401 Koga 1 1 367 46,860 127.68392370572207 367 100.0% 367 100.0% BTS 367 46,860 $127.68392370572207 367 100.0% 367 100.0% Q2 Japan OSK05901 Kobe 2 1 673 92,199 136.99702823179791 673 100.0% 673 100.0% BTS 673 92,199 $136.99702823179791 673 100.0% 673 100.0% Q2 2nd Quarter Consolidated Total 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 0 China 2,991 0 0 0 ,180,809 $60.451019725844198 0 0.0% 0 0.0% 448.65000000000003 27,121.35 $60.451019725844191 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2nd Quarter - Total 5,676 ,553,533 97.521670190274847 1,040 0.18322762508809021 1,040 0.18322762508809021 3,133.65 ,399,845 127.59721092017296 1,040 0.33188135241651107 1,040 0.33188135241651107 3rd QUARTER China cne02101 Suzhou Jinchang WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cne02102 Suzhou Jinchang WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cne02103 Suzhou Jinchang WH3 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cns00501 Prologis Foshan Datang PH1_WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 China cns00502 Prologis Foshan Datang PH1_WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan thk01201 Sendai Izumi 1 #DIV/0! 0 100.0% 0 100.0% BTS 0 0 #DIV/0! 0 100.0% 0 0.0% Q3 Japan tky14701 Chiba New Town 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q3 3rd Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 0 China 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% Japan 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% 3rd Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% 4th QUARTER Japan tky12501 PP Narashino 5 1 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Consolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% China cne02301 Prologis Shanghai Jinshan WH1 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 China cne02302 Prologis Shanghai Jinshan WH2 0.15 #DIV/0! 0 0.0% 0 0.0% INV 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 #DIV/0! 0 0 0 0 #DIV/0! 0 0.0% 0 0.0% Q4 4th Quarter Unconsolidated Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% China 0 0 0 0 0 #DIV/0! 0 #DIV/0! 0 #DIV/0! 0 0 #DIV/0! 0 #DIV/0! 0 0.0% None 4th Quarter Total 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% Japan 2,685 0 0 0 ,372,724 138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 2,685 ,372,724 $138.8171322160149 1,040 0.38733705772811916 1,040 0.38733705772811916 China 3,948 0 0 0 ,241,547 61.182117527862211 0 0.0% 0 0.0% 591.65000000000009 36,232.49999999996 $61.238992647680199 0 0.0% 0 0.0% Singapore 0 0 0 0 0 0 0 0.0% 0 0 0 0 $0 0 0 0 0 ASIA YTD TOTAL 6,633 ,614,271 92.608322026232472 1,040 0.15679179858284337 1,040 0.15679179858284337 3,276.65 ,408,956.5 124.80919536721956 1,040 0.31739734179726242 1,040 0.31739734179726242 TOTAL COMPANY - 1ST QUARTER 4,104 ,280,145 68.261452241715403 903.875 0.22024244639376217 952.71500000000003 0.23214303118908383 3,092.4292 ,218,363 70.612125897660007 706.30420000000004 0.22839785628721912 755.14419999999996 0.2441912655591274 TOTAL COMPANY - 2nd QUARTER 12,724 1,024,772 80.538509902546366 4,902.3005000000003 0.38527982552656398 4,902.3005000000003 0.38527982552656398 9,058.8220000000001 ,798,715 88.169852548156925 4,816.1227196500004 0.53165000036980525 4,816.1227196500004 0.53165000036980525 TOTAL COMPANY - 3RD QUARTER 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% TOTAL COMPANY - 4TH QUARTER 0 0 0 0 0.0% 0 0.0% 0 0 0 0 0.0% 0 0.0% GRAND TOTAL 16,828 1,304,917 77.544390301877826 5,806.1755000000003 0.34503063346802948 5,855.155000000004 0.34793293914903733 12,151.251200000001 1,017,078 83.701503924139104 5,522.4269196500009 0.45447393266382319 5,571.2669196500001 0.45849327184101007 0 0 0 0 0.125 0 YTD QTD BTS vs INV ,400,929 0.307244828598294 BTS vs INV ,389,727.22320000001 0.38318279632373736 ,353,794.5 0.4804146500981058 ,903,988 0.69275517140170606 (based on PLD share) ,627,351.90179999999 0.61681720367626269 ,382,641.20180000004 0.5195853499018942 1,304,917 1,017,079.125 ,736,435.70180000004 Q2 2015 YTD 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share ($) Prologis Share (%) Owned and Managed Prologis Share ($) Prologis Share (%) Americas U.S. Central 1,113 86.4 $54,308 $54,308 100 2,193 62.7 $,119,188 $,119,188 100 East 0 0 0 0 0 0 0 0 0 0 Northwest 252 4.0000000000000002E-4 23,959 23,959 100 899 1,E-4 87,536 87,536 100 Southwest 154 100 9,957 9,957 100 989 15.6 75,010 75,010 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 270 1,E-4 16,176 16,176 100 270 1,E-4 16,176 16,176 100 Brazil 1,872 1,E-4 ,124,560 62,280 50 1,872 1,E-4 ,124,560 62,280 50 Americas total 3,661 30.5 ,228,960 ,166,680 72.798742138364787 6,223 24.6 ,422,470 ,360,190 85.25812483726655 Europe Northern 1,542 100 ,107,890 ,107,890 100 1,829 100 ,122,642 ,112,487 91.719802351559821 Southern 696 100 44,071 44,071 100 696 100 44,071 44,071 100 Central 791 64.3 41,458 31,369 75.664527956003667 1,089 65.5 52,603 42,514 80.820485523639334 United Kingdom 358 1,E-3 48,840 48,840 100 358 1,E-4 48,840 48,840 100 Europe total 3,387 81.099999999999994 ,242,259 ,232,170 95.83544883781407 3,972 81.5 ,268,156 ,247,912 92.45066304688315 Asia Japan 2,685 38.700000000000003 ,372,724 ,372,724 100 2,685 38.700000000000003 ,372,724 ,372,724 100 China 2,991 1,E-4 ,180,809 27,121 14.999806425565099 3,948 1,E-4 ,241,547 36,232 14.999979300094807 Singapore 0 0 0 0 0 0 0 0 0 0 Asia total 5,676 18.3 ,553,533 ,399,845 72.235079028711922 6,633 15.7 ,614,271 ,408,956 66.575827281444191 Total 12,724 38.5 $1,024,752 $,798,695 77.94032117039049 16,828 34.5 $1,304,897 $1,017,058 77.941630642111974 Weighted average estimated stabilized yield 7.3% 7.2% Pro forma NOI $74,597 $94,400 Weighted average estimated cap rate at stabilization 6.0999999999999999 0.06 Estimated value creation $,200,427 $,257,932 Estimated development margin 0.19600000000000001 0.19800000000000001 Prologis share of estimated value creation ($) $,156,453 $,202,492 Prologis share of estimated value creation (%) 0.78100000000000003 0.78500000000000003 % BTS (based on Prologis share) 0.443 0.38300000000000001

Capital Deployment Development Portfolio 26 (square feet and dollars in thousands) In connection with the KTR acquisition in the second quarter (as discussed in the Notes and Definitions), we acquired 9 properties, aggregating 3.3 million square feet,. EXCEL 橎䅅䝁晔䕧䅁䅕睈穆䘸䕘⽑㤵朹䅉䕃灉䈵㙒㥪偒敕慕奡瑒東汈䉎兯㥕䩱扯婓祁䵁䥭䌹核䌳ㅫ䭨く㉦焫獨佦䱓票牳佃䡋䄰癓潁歋㙎䴸䑹坉䭃穋夸㕶圳䝏䝁㌯瑒䭹佹ぶ睐㜲升佢䍰兣畗乃桍浪癯湶偎湸䝩㍳歭潮硔允祦椯爵捯华㈶兓䜳剨啤坳䕢潧䭓整偋湅䥓䥩久捂 E L E L E L investigating ownership Rate 2 (dollars and square feet in thousands) 2011 P 2012 P 2013 V PSA K AR G G 2011 Expected Completions (A) 2012 Expected Completions (A) 2013 Expected Completions (A) Total Under Development Pre-Stabilized Developments Total Development Portfolio Leased SF UnderDev Leased SF PSC Total Leased SF Total SF AE GM Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI TEI Investment Balance Prologis share of TEI Leased % Y Consolidated + U.S. + AH Central 0 0 150 7549 0 0 150 7549 0 0 7549 1337 7549 0 + 0 0 0 150 AH East 244 27388 424 53199 0 0 668 80587 0 0 80587 33493 80587 0.4725645254465074 + 315761 0 315761 668 AH Northwest 0 0 0 0 0 0 0 0 232 25671 25671 21502 25671 0 + 0 0 0 232 AH Southwest 0 0 0 0 0 0 0 0 271 34766 34766 30871 34766 0 + 0 0 0 271 AH On Tarmac 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 U.S. Total 244 27388 574.19600000000003 60748 0 0 818 88136 503 60437 148573 87203 148573 0.23907758261044695 + 315761 0 315761 1321 AF Canada 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AH Latin America 109 5236.0716900000007 347 21870.08871 0 0 456 27106.160400000001 221 13051 40157 24115 40157 0.49806406607118853 + 194691 142465.99856589999 337156.99856590002 677 Americas total 353 32624.071690000001 921.19600000000003 82618.088709999996 0 0 1274 115242.16039999999 724 73488 188730 111318 188730 0.32683780429813153 + 510452 142465.99856589999 652917.99856590002 1998 + Europe + AH Northern Europe Northern Europe 320 31112 136 16333 0 0 456 47445 111 10518 57963 26468 57963 0.43643727695936185 + 136217 111191 247408 567 AH Southern Europe Southern Europe 187 13749 319 23063 0 0 506 36812 0 0 36811 15558 36811 0.43937205750739389 + 222393 0 222393 506 AH Central Europe Central and Easter Europe\ 206 16037 0 0 0 0 206 16037 0 0 16037 9679 16037 1 + 205709 0 205709 206 AH United Kingdom United Kingdom 0 0 458 41496 0 0 458 41496 0 0 41496 25504 41496 1 + 457552 0 457552 458 Europe total 713 60898 913 80892 0 0 1626 141790 111 10518 152307 77209 152307 0.65257158456790088 + 1021871 111191 1133062 1737 + Asia 0 0 + AF Japan Northern Europe 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 AF China Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AF Singapore Central and Easter Europe\ 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 Asia total 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 + Total Global markets 1066 93522.071689999997 4212.1959999999999 579837.08871000004 0 0 5278 673359.16039999994 2392 361037 1034395 617183 1034395 0.39969490204101782 + 1746504 1318762.9985658999 3065266.9985659001 7670 + Regional and other markets + AC Americas 0 0 0 0 0 0 0 0 303 10610 10610 9950 10610 0 + 0 0 0 303 AC Europe 314 18519 0 0 0 0 314 18519 0 0 18519 16869 18519 1 + 313736 0 313736 314 AC Asia 0 0 543 74581 0 0 543 74581 0 0 74581 33671 74581 1 + 543031 0 543031 543 + Total regional and other markets 314 18519 543 74581 0 0 857 93100 303 10610 103710 60490 103710 0.73897000794371603 + 856767 0 856767 1160 + Total operating portfolio - combined 1380 112041.07169 4755.1959999999999 654418.08871000004 0 0 6135 766459.16039999994 2695 371647 1138105 677673 1138105 0.44425075172713729 + 2603271 1318762.9985658999 3922033.9985659001 8830 + Unconsolidated + + ProLogis California 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund XI 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Targeted U.S. Logistics Fund 0 0 272 29936 0 0 272 29936 311 21795 51732 34879 15522 3.7212014164573134E-2 + 0 21700 21700 583 gUS LOGISTICS FUND LP X Prologis SGP Mexico, LLC 0 0 22 770 0 0 22 770 0 0 770 50 169 1 + 21528 0 21528 22 ozSGP MEXICO LLC ProLogis North American Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund III 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Mexico Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund II 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Brazil Logistics Partners Fund I 603 57142 0 0 0 0 603 57142 0 0 57142 45093 28571 0 + 0 0 0 603 vbBRAZIL LOGISTICS PARTNERS FUND I Prologis Japan Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Korea Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis China Logistics Venture I 683 24290 1490 74761 0 0 2173 99051 0 0 99051 37353 14858 0.30736670272269812 + 668052 0 668052 2173 taCHINA LOGISTICS VENTURE 1 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis European Properties Fund II 285 15508 134 10770 0 0 419 26278 0 0 26278 10807 7810 1 + 419824 0 419824 419 pyPROLOGIS EUROPEAN PROPERTIES FUND II Prologis Europe Logistics Venture I 0 0 47 4201 0 0 47 4201 0 0 4201 0 1554 0 + 0 0 0 47 + Total unconsolidated 1571 96940 1965 120438 0 0 3536 217378 311 21795 239174 128182 68484 0.29397039254823687 + 1109404 21700 1131104 3847 + Total Development Portfolio 2951 208981.07169000001 6720.1959999999999 774856.08871000004 0 0 9671 983837.16039999994 3006 393442 1377279 805855 1206589 0.39863494324170107 + 3712675 1340462.9985658999 5053137.9985659001 12677 Prologis share 1867 148865 5122 679539 0 0 6990 828404 2788 378187 1206591 719510 5053137.9985659001 12676104 0 -12663427 Cost to complete 84809 457920 0 542729 28696 571424 0 0 + Prologis's share of cost to complete 65491 393660 0 459151 27929 487081 0 0 + Weighted average targeted year one yield 9.4958555036594977E-2 7.4356139561447182E-2 0 7.8732390660630203E-2 6.7691182366964781E-2 7.5578288869572463E-2 0 0 + Percent build to suit (based on Prologis's TEI) 0.39970898816938488 0.30574965963492845 0.31875380200640024 0.3186494779937219 0 0 0.34038214718076287 0.31633137336241307 3.9884467734725093E-2 2.7811982521077222E-2 0.22589950451041535 0.22357320932728483 0 + + 0 .EXCEL Under Development Pre-Stabilized Developments 2015 Expected Completion 2016 and Thereafter Expected Completion Total Development Portfolio Sq Ft Leased % T E I Sq Ft T E I Sq Ft T E I Sq Ft Leased % T E I Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share ($) Prologis Share (%) Americas (A) U.S. Central 1,677 31.16 $88,000 $76,311 2,858 $,184,727 $,162,690 1,026 $50,409 $50,409 5,561 50.249999999999993 $,323,136 $,289,410 89.6 East 1,153 39.820873902663799 ,106,772 ,106,772 3,929 ,191,856 ,191,856 0 0 0 5,082 54.52 ,298,628 ,298,628 100 Northwest 1,641 36.57 ,131,649 89,982 1,002 64,207 64,207 875 89,143 89,143 3,518 17.059999999999999 ,284,999 ,243,332 85.4 Southwest 1,228 65.92 91,743 74,111 1,525 ,124,192 93,539 241 18,494 18,494 2,994 32.17 ,234,429 ,186,144 79.400000000000006 Canada 685 75.244426150404493 63,660 63,660 0 0 0 483 40,625 40,625 1,168 44.117244307598199 ,104,285 ,104,285 100 Mexico 810 96.087729700100795 48,432 48,432 992 65,985 60,242 270 16,176 16,176 2,072 37.551090743050302 ,130,593 ,124,850 95.6 Brazil 0 0 0 0 486 30,067 15,033 2,456 ,170,604 85,302 2,942 36.394323639587803 ,200,671 ,100,335 49.999750835945399 Americas total 7194 51.22 530256 459268 10792 661034 587567 5,351 ,385,451 300149 23337 40.68 1576741 1346984 85.399999999999991 Europe Northern Northern Europe 470 5.0000000000000001E-4 30,913 26,976 570 32,693 22,189 1,542 ,107,890 ,107,890 2,582 81.813322869759801 ,171,496 ,157,055 91.579395437794503 Southern Southern Europe 0 0 0 0 671 51,357 51,357 696 44,072 44,072 1,367 100 95,429 95,429 100 Central Central and Easter Europe\ 796 59.559377711947207 45,542 45,542 737 33,935 24,893 351 19,114 18,068 1,884 64.964128954242895 98,591 88,503 89.767828706474191 United Kingdom United Kingdom 37 5.0000000000000001E-4 9,600 9,600 1,028 ,156,397 ,129,271 358 48,840 48,840 1,423 49.984002821804303 ,214,837 ,187,711 87.373683304086398 Europe total 1,303 36.410813183558602 86,055 82,118 3,006 274382 227710 2,947 ,219,916 ,218,870 7,256 74.621708383481206 580353 528698 91.099382617131297 Asia Japan Northern Europe 1,391 48.612802196195396 ,172,572 ,172,572 1,332 ,158,695 ,158,695 4,454 ,611,447 ,611,447 7,177 27.835910416690702 ,942,714 ,942,714 100 China Southern Europe 1,481 25.989852333526699 76,047 11,407 2,682 ,184,817 27,722 5,759 ,357,639 53,645 9,922 3.8792132180704297 ,618,503 92,774 14.999706473243398 Singapore Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Asia total 2,872 36.948749784241706 ,248,619 ,183,979 4,014 ,343,512 186417 10,213 969086 ,665,092 17,099 13.935656429963499 1,561,217 1035488 66.325693353326287 Total 11369 45.92 $,864,930 $,725,365 17812 $1,278,928 $1,001,694 18511 $1,574,453 $1,184,111 47692 36.25 $3,718,311 $2,911,170 78.3 Cost to complete $52,575 $45,678 $,454,167 $,362,648 $1,130,985 $,865,207 $1,637,727 $1,273,533 Percent build to suit (based on Prologis share) 8.1% 0.35099999999999998 0.32800000000000001 0.27400000000000002 Weighted average estimated stabilized yield Americas 6.5% 6.8% 8.4% 7.0999999999999994 Europe 7.6% 7.0999999999999994 6.9% 7.0999999999999994 Asia 6.7% 7.7% 6.7% 6.8% Total 6.7% 6.9% 7.2% 7.7% Pro forma NOI $,259,254 Weighted average estimated cap rate at stabilization 5.8% Estimated value creation $,742,742 Estimated development margin 0.2 Prologis share of estimated value creation $,696,685 Prologis share of estimated value creation 0.93799058084772369 Economic gain on sales of value added conversions ($) $22,844 (37.9%) EXCEL 橎䅅䝁晔䕧䅁䅕睈穆䘸䕘⽑㤵朹䅉䕃灉䈵㙒㥪偒敕慕奡瑒東汈䉎兯㥕䩱扯婓祁䵁䥭䌹核䌳ㅫ䭨く㉦焫獨佦䱓票牳佃䡋䄰癓潁歋㙎䴸䑹坉䭃穋夸㕶圳䝏䝁㌯瑒䭹佹ぶ睐㜲升佢䍰兣畗乃桍浪癯湶偎湸䝩㍳歭潮硔允祦椯爵捯华㈶兓䜳剨啤坳䕢潧䭓整偋湅䥓䥩久捂 E L E L E L investigating ownership Rate 2 (dollars and square feet in thousands) 2011 P 2012 P 2013 V PSA K AR G G 2011 Expected Completions (A) 2012 Expected Completions (A) 2013 Expected Completions (A) Total Under Development Pre-Stabilized Developments Total Development Portfolio Leased SF UnderDev Leased SF PSC Total Leased SF Total SF AE GM Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI Sq Ft TEI TEI Investment Balance Prologis share of TEI Leased % Y Consolidated + U.S. + AH Central 0 0 150 7549 0 0 150 7549 0 0 7549 1337 7549 0 + 0 0 0 150 AH East 244 27388 424 53199 0 0 668 80587 0 0 80587 33493 80587 0.4725645254465074 + 315761 0 315761 668 AH Northwest 0 0 0 0 0 0 0 0 232 25671 25671 21502 25671 0 + 0 0 0 232 AH Southwest 0 0 0 0 0 0 0 0 271 34766 34766 30871 34766 0 + 0 0 0 271 AH On Tarmac 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 U.S. Total 244 27388 574.19600000000003 60748 0 0 818 88136 503 60437 148573 87203 148573 0.23907758261044695 + 315761 0 315761 1321 AF Canada 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AH Latin America 109 5236.0716900000007 347 21870.08871 0 0 456 27106.160400000001 221 13051 40157 24115 40157 0.49806406607118853 + 194691 142465.99856589999 337156.99856590002 677 Americas total 353 32624.071690000001 921.19600000000003 82618.088709999996 0 0 1274 115242.16039999999 724 73488 188730 111318 188730 0.32683780429813153 + 510452 142465.99856589999 652917.99856590002 1998 + Europe + AH Northern Europe Northern Europe 320 31112 136 16333 0 0 456 47445 111 10518 57963 26468 57963 0.43643727695936185 + 136217 111191 247408 567 AH Southern Europe Southern Europe 187 13749 319 23063 0 0 506 36812 0 0 36811 15558 36811 0.43937205750739389 + 222393 0 222393 506 AH Central Europe Central and Easter Europe\ 206 16037 0 0 0 0 206 16037 0 0 16037 9679 16037 1 + 205709 0 205709 206 AH United Kingdom United Kingdom 0 0 458 41496 0 0 458 41496 0 0 41496 25504 41496 1 + 457552 0 457552 458 Europe total 713 60898 913 80892 0 0 1626 141790 111 10518 152307 77209 152307 0.65257158456790088 + 1021871 111191 1133062 1737 + Asia 0 0 + AF Japan Northern Europe 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 AF China Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 AF Singapore Central and Easter Europe\ 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 Asia total 0 0 2378 416327 0 0 2378 416327 1557 277031 693358 428656 693358 0.32510205761986177 + 214181 1065106 1279287 3935 + Total Global markets 1066 93522.071689999997 4212.1959999999999 579837.08871000004 0 0 5278 673359.16039999994 2392 361037 1034395 617183 1034395 0.39969490204101782 + 1746504 1318762.9985658999 3065266.9985659001 7670 + Regional and other markets + AC Americas 0 0 0 0 0 0 0 0 303 10610 10610 9950 10610 0 + 0 0 0 303 AC Europe 314 18519 0 0 0 0 314 18519 0 0 18519 16869 18519 1 + 313736 0 313736 314 AC Asia 0 0 543 74581 0 0 543 74581 0 0 74581 33671 74581 1 + 543031 0 543031 543 + Total regional and other markets 314 18519 543 74581 0 0 857 93100 303 10610 103710 60490 103710 0.73897000794371603 + 856767 0 856767 1160 + Total operating portfolio - combined 1380 112041.07169 4755.1959999999999 654418.08871000004 0 0 6135 766459.16039999994 2695 371647 1138105 677673 1138105 0.44425075172713729 + 2603271 1318762.9985658999 3922033.9985659001 8830 + Unconsolidated + + ProLogis California 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Properties Fund XI 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Targeted U.S. Logistics Fund 0 0 272 29936 0 0 272 29936 311 21795 51732 34879 15522 3.7212014164573134E-2 + 0 21700 21700 583 gUS LOGISTICS FUND LP X Prologis SGP Mexico, LLC 0 0 22 770 0 0 22 770 0 0 770 50 169 1 + 21528 0 21528 22 ozSGP MEXICO LLC ProLogis North American Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund III 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Mexico Industrial Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis North American Industrial Fund II 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis Brazil Logistics Partners Fund I 603 57142 0 0 0 0 603 57142 0 0 57142 45093 28571 0 + 0 0 0 603 vbBRAZIL LOGISTICS PARTNERS FUND I Prologis Japan Fund I 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 ProLogis Korea Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis China Logistics Venture I 683 24290 1490 74761 0 0 2173 99051 0 0 99051 37353 14858 0.30736670272269812 + 668052 0 668052 2173 taCHINA LOGISTICS VENTURE 1 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 0 0 0 0 0 0 0 0 + 0 0 0 0 X Prologis European Properties Fund II 285 15508 134 10770 0 0 419 26278 0 0 26278 10807 7810 1 + 419824 0 419824 419 pyPROLOGIS EUROPEAN PROPERTIES FUND II Prologis Europe Logistics Venture I 0 0 47 4201 0 0 47 4201 0 0 4201 0 1554 0 + 0 0 0 47 + Total unconsolidated 1571 96940 1965 120438 0 0 3536 217378 311 21795 239174 128182 68484 0.29397039254823687 + 1109404 21700 1131104 3847 + Total Development Portfolio 2951 208981.07169000001 6720.1959999999999 774856.08871000004 0 0 9671 983837.16039999994 3006 393442 1377279 805855 1206589 0.39863494324170107 + 3712675 1340462.9985658999 5053137.9985659001 12677 Prologis share 1867 148865 5122 679539 0 0 6990 828404 2788 378187 1206591 719510 5053137.9985659001 12676104 0 -12663427 Cost to complete 84809 457920 0 542729 28696 571424 0 0 + Prologis's share of cost to complete 65491 393660 0 459151 27929 487081 0 0 + Weighted average targeted year one yield 9.4958555036594977E-2 7.4356139561447182E-2 0 7.8732390660630203E-2 6.7691182366964781E-2 7.5578288869572463E-2 0 0 + Percent build to suit (based on Prologis's TEI) 0.39970898816938488 0.30574965963492845 0.31875380200640024 0.3186494779937219 0 0 0.34038214718076287 0.31633137336241307 3.9884467734725093E-2 2.7811982521077222E-2 0.22589950451041535 0.22357320932728483 0 + + 0 .EXCEL Under Development Pre-Stabilized Developments 2015 Expected Completion 2016 and Thereafter Expected Completion Total Development Portfolio Sq Ft Leased % T E I Sq Ft T E I Sq Ft T E I Sq Ft Leased % T E I Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share ($) Prologis Share (%) Americas (A) U.S. Central 1,677 31.16 $88,000 $76,311 2,858 $,184,727 $,162,690 1,026 $50,409 $50,409 5,561 50.249999999999993 $,323,136 $,289,410 89.6 East 1,153 39.820873902663799 ,106,772 ,106,772 3,929 ,191,856 ,191,856 0 0 0 5,082 54.52 ,298,628 ,298,628 100 Northwest 1,641 36.57 ,131,649 89,982 1,002 64,207 64,207 875 89,143 89,143 3,518 17.059999999999999 ,284,999 ,243,332 85.4 Southwest 1,228 65.92 91,743 74,111 1,525 ,124,192 93,539 241 18,494 18,494 2,994 32.17 ,234,429 ,186,144 79.400000000000006 Canada 685 75.244426150404493 63,660 63,660 0 0 0 483 40,625 40,625 1,168 44.117244307598199 ,104,285 ,104,285 100 Mexico 810 96.087729700100795 48,432 48,432 992 65,985 60,242 270 16,176 16,176 2,072 37.551090743050302 ,130,593 ,124,850 95.6 Brazil 0 0 0 0 486 30,067 15,033 2,456 ,170,604 85,302 2,942 36.394323639587803 ,200,671 ,100,335 49.999750835945399 Americas total 7194 51.22 530256 459268 10792 661034 587567 5,351 ,385,451 300149 23337 40.68 1576741 1346984 85.399999999999991 Europe Northern Northern Europe 470 5.0000000000000001E-4 30,913 26,976 570 32,693 22,189 1,542 ,107,890 ,107,890 2,582 81.813322869759801 ,171,496 ,157,055 91.579395437794503 Southern Southern Europe 0 0 0 0 671 51,357 51,357 696 44,072 44,072 1,367 100 95,429 95,429 100 Central Central and Easter Europe\ 796 59.559377711947207 45,542 45,542 737 33,935 24,893 351 19,114 18,068 1,884 64.964128954242895 98,591 88,503 89.767828706474191 United Kingdom United Kingdom 37 5.0000000000000001E-4 9,600 9,600 1,028 ,156,397 ,129,271 358 48,840 48,840 1,423 49.984002821804303 ,214,837 ,187,711 87.373683304086398 Europe total 1,303 36.410813183558602 86,055 82,118 3,006 274382 227710 2,947 ,219,916 ,218,870 7,256 74.621708383481206 580353 528698 91.099382617131297 Asia Japan Northern Europe 1,391 48.612802196195396 ,172,572 ,172,572 1,332 ,158,695 ,158,695 4,454 ,611,447 ,611,447 7,177 27.835910416690702 ,942,714 ,942,714 100 China Southern Europe 1,481 25.989852333526699 76,047 11,407 2,682 ,184,817 27,722 5,759 ,357,639 53,645 9,922 3.8792132180704297 ,618,503 92,774 14.999706473243398 Singapore Southern Europe 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Asia total 2,872 36.948749784241706 ,248,619 ,183,979 4,014 ,343,512 186417 10,213 969086 ,665,092 17,099 13.935656429963499 1,561,217 1035488 66.325693353326287 Total 11369 45.92 $,864,930 $,725,365 17812 $1,278,928 $1,001,694 18511 $1,574,453 $1,184,111 47692 36.25 $3,718,311 $2,911,170 78.3 Cost to complete $52,575 $45,678 $,454,167 $,362,648 $1,130,985 $,865,207 $1,637,727 $1,273,533 Percent build to suit (based on Prologis share) 8.1% 0.35099999999999998 0.32800000000000001 0.27400000000000002 Weighted average estimated stabilized yield Americas 6.5% 6.8% 8.4% 7.0999999999999994 Europe 7.6% 7.0999999999999994 6.9% 7.0999999999999994 Asia 6.7% 7.7% 6.7% 6.8% Total 6.7% 6.9% 7.2% 7.7% Pro forma NOI $,259,254 Weighted average estimated cap rate at stabilization 5.8% Estimated value creation $,742,742 Estimated development margin 0.2 Prologis share of estimated value creation $,696,685 Prologis share of estimated value creation 0.93799058084772369 Economic gain on sales of value added conversions ($) $22,844 (37.9%)

Capital Deployment Third Party Building Acquisitions We included the acquisition of the operating properties from KTR in these totals. We also acquired properties under development and land included in the development and land portfolios, respectively.. (square feet and dollars in thousands) 27 Capital Deployment- Owned and Managed 3-2 Acquisitions ##RS Prologis share Portfolio Code Portfolio Code Property Name Market Owner Acquisition Date Total Sq. Ft. Acquisition Cost Immediate Capital Total Acquisition cost Ownership % of Sq. Ft. of acquisition cost Stabilized Cap Rate QTD Weighted MTD YTD Summary of Acquisitions Quarter 1 Americas Consolidated LAS01501 Valley View - Desert Inn LV Las Vegas Prologis 42082 22 2,729 0 2,729 1 22 2,729 4.2% 114 Q1 114 US SBA01202 San Francisco IP 1 SF Bay Area Prologis, L.P. 42083 159 18,052 351 18,403 1 159 18,403 4.7% 870 Q1 870 US 181 20,781 351 21,132 181 21,132 Unconsolidated LAX11201 Sun Valley DC 1 LA County Prologis Targeted U.S. Logistics Fund 42062 168 22,848 50 22,898 0.24360000000000001 41 5,578 5.2% 288 Q1 288 US 168 22,848 50 22,898 41 5,578 Europe Unconsolidated HU000508 Budapest M1 DC1 Budapest Prologis Targeted Europe Logistics Fund 42080 53 1,705 111 1,816 0.4304 23 781 9.4% 73 Q1 73 Europe HU000509 Budapest M1 DC2 Budapest Prologis Targeted Europe Logistics Fund 42080 273 9,699 570 10,269 0.4304 117 4,419 9.4% 414 Q1 414 Europe HU000510 Budapest M1 DC3 Budapest Prologis Targeted Europe Logistics Fund 42080 171 5,969 357 6,326 0.4304 74 2,722 9.4% 255 Q1 255 Europe HU000511 Budapest M1 DC4 Budapest Prologis Targeted Europe Logistics Fund 42080 79 2,558 165 2,723 0.4304 34 1,171 9.4% 110 Q1 110 Europe HU000512 Budapest M1 DC5 Budapest Prologis Targeted Europe Logistics Fund 42080 171 6,448 356 6,804 0.4304 74 2,928 9.4% 274 Q1 274 Europe IT000505 Bologna Interporto DC2 Italy Prologis European Properties Fund II 42040 122 5,112 193 5,305 0.31159999999999999 38 1,653 7.9569000000000001 132 Q1 132 Europe IT000506 Bologna Interporto DC3 Italy Prologis European Properties Fund II 42040 72 4,396 113 4,509 0.31159999999999999 22 1,405 7.9569000000000001 112 Q1 112 Europe IT000507 Bologna Interporto DC4 Italy Prologis European Properties Fund II 42040 75 5,941 118 6,059 0.31159999999999999 23 1,888 7.9569000000000001 150 Q1 150 Europe IT000508 Bologna Interporto DC5 Italy Prologis European Properties Fund II 42040 249 6,744 393 7,137 0.31159999999999999 77 2,224 7.9569000000000001 177 Q1 177 Europe IT000509 Bologna Interporto DC6 Italy Prologis European Properties Fund II 42040 130 7,166 206 7,372 0.31159999999999999 40 2,297 7.9569000000000001 183 Q1 183 Europe IT000510 Bologna Interporto DC7 Italy Prologis European Properties Fund II 42040 130 13,194 206 13,400 0.31159999999999999 41 4,175 7.9569000000000001 332 Q1 332 Europe IT000511 Bologna Interporto DC8 Italy Prologis European Properties Fund II 42040 86 2,757 136 2,893 0.31159999999999999 27 901 7.9569000000000001 72 Q1 72 Europe IT000512 Bologna Interporto DC9 Italy Prologis European Properties Fund II 42040 242 3,185 383 3,568 0.31159999999999999 75 1,111 7.9569000000000001 88 Q1 88 Europe IT000513 Bologna Interporto DC10 Italy Prologis European Properties Fund II 42040 65 3,192 102 3,294 0.31159999999999999 20 1,026 7.9569000000000001 82 Q1 82 Europe IT000514 Bologna Interporto DC11 Italy Prologis European Properties Fund II 42040 72 4,637 113 4,750 0.31159999999999999 22 1,480 7.9569000000000001 118 Q1 118 Europe IT000515 Bologna Interporto DC12 Italy Prologis European Properties Fund II 42040 63 10,585 99 10,684 0.31159999999999999 20 3,329 7.9569000000000001 265 Q1 265 Europe 2,053 93,288 3,621 96,909 727 33,510 QTD Totals Consolidated Americas-direct owned 181 20,781 351 21,132 1 181 21,132 Total consolidated 181 20,781 351 21,132 181 21,132 Unconsolidated Prologis Targeted U.S. Logistics Fund 168 22,848 50 22,898 0.24360000000000001 41 5,578 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31159999999999999 405 21,489 Prologis Targeted Europe Logistics Fund 747 26,379 1,559 27,938 0.4304 322 12,021 Total unconsolidated 2,221 ,116,136 3,671 ,119,807 768 39,088 Total QTD 2,402 ,136,917 4,022 ,140,939 949 60,220 6.8% Quarter 2 Americas Consolidated ATL04705 Park I-85 200 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04706 Park I-85 300 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04707 Park I-85 400 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US LAX11601 Chatsworth Ind Ctr 1 LA County Prologis 42144 133 17,400 131 17,531 1 133 17,531 5.4399999999999997E-2 954 Q2 954 US LAX11602 Chatsworth Ind Ctr 2 LA County Prologis 42144 93 12,425 92 12,517 1 93 12,517 5.4399999999999997E-2 681 Q2 681 US REN01506 Sage Point 6 Las Vegas Prologis 42184 181 8,526 781 9,307 1 181 9,307 6.8900000000000003E-2 641 Q2 641 US SEA02204 Prologis Seattle 4 Seattle Prologis U.S. Logistics Venture 42104 309 50,746 243 50,989 0.5504 170 28,064 3.6200000000000003E-2 1,016 Q2 1,016 US SEA02205 Prologis Seattle 5 Seattle Prologis U.S. Logistics Venture 42104 76 10,326 60 10,386 0.5504 42 5,716 3.6200000000000003E-2 207 Q2 207 US KTR Transaction Various Various Prologis U.S. Logistics Venture 42153 59,342 5,481,467 ,105,000 5,586,467 0.5504 32,662 3,074,791 5.5E-2 ,169,114 Q2 ,169,114 US 0 60,494 5,595,884 ,106,781 5,702,665 33,641 3,163,394 Unconsolidated BRC01001 Prologis Seneca Park 100 Florida Prologis Targeted U.S. Logistics Fund 42095 74 8,528 482 9,010 0.23080000000000001 17 2,079 5.11E-2 106 Q2 106 US BRC01002 Prologis Seneca Park 200 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,866 619 11,485 0.23080000000000001 22 2,650 5.0799999999999998E-2 135 Q2 135 US BRC01003 Prologis Seneca Park 300 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,865 619 11,484 0.23080000000000001 22 2,650 5.4600000000000003E-2 145 Q2 145 US BRC00109 Port 95 900 Florida Prologis Targeted U.S. Logistics Fund 42143 77 9,429 498 9,927 0.23080000000000001 18 2,291 5.4399999999999997E-2 125 Q2 125 US BRC00110 Port 95 1000 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,363 642 12,005 0.23080000000000001 23 2,770 5.4300000000000001E-2 150 Q2 150 US BRC00111 Port 95 1100 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,760 642 12,402 0.23080000000000001 23 2,862 5.8000000000000003E-2 166 Q2 166 US NNJ10001 130 Docks Corner New Jersey Prologis Targeted U.S. Logistics Fund 42103 212 14,400 1,742 16,142 0.23080000000000001 49 3,725 5.5800000000000002E-2 208 Q2 208 US GDL00805 Periferico Sur 5 Guadalajara FIBRA - Prologis 42136 76 4,791 12 4,803 0.4587 35 2,203 7.4999999999999997E-2 165 Q2 165 US 827 82,002 5,256 87,258 209 21,230 Europe Consolidated CZ000537 Prague Rudna DC18 Prague Prologis 42165 270 14,930 753 15,683 1 270 15,683 7.2499999999999995E-2 1,137 Q2 1,137 Europe 270 14,930 753 15,683 270 15,683 Unconsolidated NL000559 Moerdijk DC5 South Netherlands Prologis Targeted Europe Logistics Fund 42156 609 31,628 16 31,644 0.43709999999999999 266 13,831 5.8200000000000002E-2 805 Q2 805 Europe 0 609 31,628 16 31,644 266 13,831 QTD Totals Consolidated Americas-direct owned 767 53,345 1,478 54,823 767 54,823 Prologis U.S. Logistics Venture 59,727 5,542,539 ,105,303 5,647,842 32,874 3,108,571 Europe 270 14,930 753 15,683 270 15,683 Total consolidated 60,764 5,610,814 ,107,534 5,718,348 33,911 3,179,077 Unconsolidated FIBRA - Prologis 76 4,791 12 4,803 0.4587 35 2,203 Prologis Targeted U.S. Logistics Fund 751 77,211 5,244 82,455 0.23080000000000001 174 19,027 Prologis Targeted Europe Logistics Fund 609 31,628 16 31,644 0.43709999999999999 266 13,832 Total unconsolidated 1,436 ,113,630 5,272 ,118,902 475 35,062 Total QTD 62,200 5,724,444 ,112,806 5,837,250 34,386 3,214,139 5.5% Quarter 3 Americas Consolidated INE01707 California Commerce Ctr 7 Inland Empire Prologis, LP 41822 5.8% 0 Q3 0 US HOU03102 Northpark 2 Houston Prologis Northpark LLC 41831 7.4% 0 Q3 0 US HOU03103 Northpark 3 Houston Prologis Northpark LLC 41831 7.4% 0 Q3 0 US HOU03104 Northpark 4 Houston Prologis Northpark LLC 41831 7.4% 0 Q3 0 US LAS00803 Sunrise Truck Terminal Las Vegas Prologis, LP 9/15/204 8.4% 0 Q3 0 US Total consolidated 0 0 0 0 0 0 Unconsolidated GDL00803 Periferico Sur IP 300 Guadalajara Prologis Fibra 41823 7.5% 0 Q3 0 US HOU05002 Prologis Interport Houston Targeted U.S. Logistics Fund 41858 6.2% 0 Q3 0 US CHI06412 Bensenville Ind Park 12 Chicago Targeted U.S. Logistics Fund 41891 5.4% 0 Q3 0 US CHI06507 Chancellory 2 Chicago Targeted U.S. Logistics Fund 41891 4.5% 0 Q3 0 US HOU00308 West by Northwest 8 Houston Targeted U.S. Logistics Fund 41897 6.6% 0 Q3 0 US CVA01209 Stockton 9 Central Valley Targeted U.S. Logistics Fund 9/25/204 6.9% 0 Q3 0 US SEA02202 Seattle 2 Seattle Targeted U.S. Logistics Fund 41908 5.3% 0 Q3 0 US Total unconsolidated 0 0 0 0 0 0 Europe Unconsolidated DE000586 Cologne Niehl DC1 Rhine-Ruhr Prologis Europe Logistics Venture 1 41848 8.2% 0 Q3 0 Europe ES000516 Coslada DC2 Madrid Prologis European Logistics Partnership 41873 7.7% 0 Q3 0 Europe ES000517 Coslada DC3 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000518 Coslada DC5 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000519 Coslada DC4 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000520 Coslada DC6 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000521 Coslada SC1 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000522 Subirats DC2 Barcelona Prologis European Logistics Partnership 41873 5.9% 0 Q3 0 Europe ES000523 Subirats DC1 Barcelona Prologis European Logistics Partnership 41873 5.9% 0 Q3 0 Europe GB000565 Waltham Cross DC1 London Prologis European Logistics Partnership 41893 4.4% 0 Q3 0 Europe HU000507 Budapest-Ullo DC1 Budapest Prologis European Properties Fund II 41830 8.8% 0 Q3 0 Europe PL000538 Gliwice DC1 Upper Silesia Prologis European Properties Fund II 41830 6.9% 0 Q3 0 Europe ES000514 Les Franqueses DC1 Barcelona Prologis European Properties Fund II 41841 9.9% 0 Q3 0 Europe IT000504 Paullo DC1 Milan Prologis European Properties Fund II 41850 6.6% 0 Q3 0 Europe CZ000513 Prague Rudna DC1 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000514 Prague Rudna DC2 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000515 Prague Rudna DC3 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000516 Prague Rudna DC4 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000517 Prague Rudna DC5 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000518 Prague Rudna DC6 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000519 Prague Rudna DC7 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000520 Prague Rudna DC8 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000521 Prague Rudna DC9 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000522 Prague Rudna DC10 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000523 Prague Rudna DC11 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000524 Prague Rudna DC12 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000525 Prague Rudna DC13 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000526 Prague Rudna DC14 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000527 Prague Rudna DC15 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000528 Prague Rudna DC16 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000529 Prague Rudna DC17 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe PL000539 Warsaw Zeran DC1 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe PL000540 Warsaw Zeran DC2 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe PL000541 Warsaw Zeran DC3 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe PL000542 Warsaw Zeran DC4 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe SK000506 Senec Bratislava DC10 Bratislava Prologis European Properties Fund II 41884 8.2% 0 Q3 0 Europe SK000507 Senec Bratislava DC11 Bratislava Prologis European Properties Fund II 41884 8.2% 0 Q3 0 Europe GB000564 Enfield DC1 London Prologis Targeted Europe Logistics Fund 41827 4.8% 0 Q3 0 Europe ES000515 Getafe DC1 Madrid Prologis Targeted Europe Logistics Fund 41864 7.9% 0 Q3 0 Europe FR000578 Mitry DC12 Paris Prologis Targeted Europe Logistics Fund 41899 7.4% 0 Q3 0 Europe 0 0 0 0 0 0 QTD Totals 0 0 Consolidated 0 Americas 0 0 0 0 0 0 0 Total consolidated 0 0 0 0 0 0 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Targeted U.S. Logistics Fund 0 0 0 0 0 0 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 #DIV/0! Quarter 4 Americas Consolidated None 0.0% 0 Q4 0 US Total consolidated 0 0 0 0 0 0 Unconsolidated LAX00326 Mid Count Dis Ctr 26 LA County Targeted U.S. Logistics Fund 41946 4.4% 0 Q4 0 US SEA02102 Prologis Tukwila 6 Seattle Targeted U.S. Logistics Fund 41981 5.2% 0 Q4 0 US ATL02801 Highlands Industrial Center 1 Atlanta Targeted U.S. Logistics Fund 41989 7.1% 0 Q4 0 US LAX11101 Orange Industrial Center 1 LA County Targeted U.S. Logistics Fund 41989 5.9912170000000001 0 Q4 0 US Total unconsolidated 0 0 0 0 0 0 Europe Unconsolidated PL000537 Strykow II DC1 Central Poland Prologis European Properties Fund II 41956 6.7% 0 Q4 0 Europe NL000554 Waalwijk DC1-Unit E and F South Netherlands Prologis European Properties Fund II 41913 6.9599999999999995 0 Q4 0 Europe NL000552 Born DC1B South Netherlands Prologis European Logistics Partnership 41913 7.2% 0 Q4 0 Europe NL000556 Utrecht DC2 Utrecht Prologis European Properties Fund II 41974 8.4% 0 Q4 0 Europe Total unconsolidated 0 0 0 0 0 0 QTD Totals 0 0 Consolidated 0 Americas 0 0 0 0 0 0 0 Total consolidated 0 0 0 0 0 0 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Targeted U.S. Logistics Fund 0 0 0 0 0 0 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 #DIV/0! Quarter 4 0 0 Consolidated 0 0 0 0 0 0 Unconsolidated Americas 0 0 0 0 0 Europe 0 0 0 0 0 0 QTD Totals Consolidated Americas 0 0 0 0 1 0 0 Total consolidated 0 0 0 0 0 0 Unconsolidated Targeted U.S. Logistics Fund 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 Total QTD YTD Totals Consolidated Americas-direct owned 948 74,126 1,829 75,955 1 948 75,955 Prologis U.S. Logistics Venture 59,727 5,542,539 ,105,303 5,647,842 32,874 3,108,571 Europe 270 14,930 753 15,683 270 15,683 Total consolidated 60,945 5,631,595 ,107,885 5,739,480 34,092 3,200,209 Unconsolidated Prologis Targeted U.S. Logistics Fund 919 ,100,059 5,294 ,105,353 0.24360000000000001 215 24,605 FIBRA - Prologis 76 4,791 12 4,803 0.44979999999999998 35 2,203 Prologis Targeted Europe Logistics Fund 1,356 58,007 1,575 59,582 0.4304 588 25,853 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31159999999999999 405 21,489 Prologis Europe Logistics Venture 1 0 0 0 0 0.15 0 0 Prologis European Logistics Partnership 0 0 0 0 0.5 0 0 Total unconsolidated 3,657 ,229,766 8,943 ,238,709 1,243 74,150 Total YTD 64,602 5,861,361 ,116,828 5,978,189 0.34756666666666663 35,335 3,274,359 5.5% 0 6.04311447267388E-2 ,180,659 Q2 Weighted Average Cap Rate US 5.5% ,174,608 3,184,624 Europe 6.6% 1,942 29,514 Asia 0.0% 0 0 5.5% ,176,550 3,214,138 YTD Weighted Average Cap Rate US 6.8% ,175,880 3,211,334 Europe 6.9% 4,779 63,024 Asia 0.0% 0 0 5.5% ,180,659 3,274,358 Q2 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Cost ($) Prologis Share of AcquisitionCost (%) Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Cost ($) Prologis Share of AcquisitionCost (%) cost cost Third Party Building Acquisitions Americas Prologis Wholly Owned 767 767 $54,823 $54,823 100 948 0 948 0 $75,955 0 $75,955 0 100 Prologis U.S. Logistics Venture (A) 59,727 32,874 5,647,842 3,108,571 55.039978101370401 59,727 32,874 5,647,842 3,108,571 55.039978101370401 Prologis Targeted U.S. Logistics Fund 751 174 82,455 19,027 23.075617003213875 919 215 ,105,353 24,605 23.354816663977296 FIBRA Prologis 76 35 4,803 2,203 45.867166354361856 76 35 4,803 2,203 45.867166354361856 Total Americas 61,321 33,850 5,789,923 3,184,624 55.002873095203512 61,670 34,072 5,833,953 3,211,334 55.045592585336223 Europe Prologis Wholly Owned 270 270 15,683 15,683 100 270 270 15,683 15,683 100 Prologis Targeted Europe Logistics Fund 609 266 31,644 13,832 43.71128807988876 1,356 588 59,582 25,853 43.390621328589177 Prologis European Properties Fund II 0 0 0 0 0 1,306 405 68,971 21,489 31.156573052442333 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 0 0 0 Prologis European Logistics Partners 0 0 0 0 0 0 0 0 0 0 Total Europe 879 536 47,327 29,515 62.363978278783783 2,932 1,263 ,144,236 63,025 43.69574863418287 Asia 0 0 0 0 0 0 0 0 0 0 Total Third Party Building Acquisitions 62,200 34,386 $5,837,250 $3,214,139 55.062555141547818 64,602 35,335 $5,978,189 $3,274,359 54.771754456073573 Weighted average stabilized cap rate 5.5% 5.5% Capital Deployment- Owned and Managed 3-2 Acquisitions ##RS Prologis share Portfolio Code Portfolio Code Property Name Market Owner Acquisition Date Total Sq. Ft. Acquisition Cost Immediate Capital Total Acquisition cost Ownership % of Sq. Ft. of acquisition cost Stabilized Cap Rate QTD Weighted MTD YTD Summary of Acquisitions Quarter 1 Americas Consolidated LAS01501 Valley View - Desert Inn LV Las Vegas Prologis 42082 22 2,729 0 2,729 1 22 2,729 4.2% 114 Q1 114 US SBA01202 San Francisco IP 1 SF Bay Area Prologis, L.P. 42083 159 18,052 351 18,403 1 159 18,403 4.7% 870 Q1 870 US 181 20,781 351 21,132 181 21,132 Unconsolidated LAX11201 Sun Valley DC 1 LA County Prologis Targeted U.S. Logistics Fund 42062 168 22,848 50 22,898 0.24360000000000001 41 5,578 5.2% 288 Q1 288 US 168 22,848 50 22,898 41 5,578 Europe Unconsolidated HU000508 Budapest M1 DC1 Budapest Prologis Targeted Europe Logistics Fund 42080 53 1,705 111 1,816 0.4304 23 781 9.4% 73 Q1 73 Europe HU000509 Budapest M1 DC2 Budapest Prologis Targeted Europe Logistics Fund 42080 273 9,699 570 10,269 0.4304 117 4,419 9.4% 414 Q1 414 Europe HU000510 Budapest M1 DC3 Budapest Prologis Targeted Europe Logistics Fund 42080 171 5,969 357 6,326 0.4304 74 2,722 9.4% 255 Q1 255 Europe HU000511 Budapest M1 DC4 Budapest Prologis Targeted Europe Logistics Fund 42080 79 2,558 165 2,723 0.4304 34 1,171 9.4% 110 Q1 110 Europe HU000512 Budapest M1 DC5 Budapest Prologis Targeted Europe Logistics Fund 42080 171 6,448 356 6,804 0.4304 74 2,928 9.4% 274 Q1 274 Europe IT000505 Bologna Interporto DC2 Italy Prologis European Properties Fund II 42040 122 5,112 193 5,305 0.31159999999999999 38 1,653 7.9569000000000001 132 Q1 132 Europe IT000506 Bologna Interporto DC3 Italy Prologis European Properties Fund II 42040 72 4,396 113 4,509 0.31159999999999999 22 1,405 7.9569000000000001 112 Q1 112 Europe IT000507 Bologna Interporto DC4 Italy Prologis European Properties Fund II 42040 75 5,941 118 6,059 0.31159999999999999 23 1,888 7.9569000000000001 150 Q1 150 Europe IT000508 Bologna Interporto DC5 Italy Prologis European Properties Fund II 42040 249 6,744 393 7,137 0.31159999999999999 77 2,224 7.9569000000000001 177 Q1 177 Europe IT000509 Bologna Interporto DC6 Italy Prologis European Properties Fund II 42040 130 7,166 206 7,372 0.31159999999999999 40 2,297 7.9569000000000001 183 Q1 183 Europe IT000510 Bologna Interporto DC7 Italy Prologis European Properties Fund II 42040 130 13,194 206 13,400 0.31159999999999999 41 4,175 7.9569000000000001 332 Q1 332 Europe IT000511 Bologna Interporto DC8 Italy Prologis European Properties Fund II 42040 86 2,757 136 2,893 0.31159999999999999 27 901 7.9569000000000001 72 Q1 72 Europe IT000512 Bologna Interporto DC9 Italy Prologis European Properties Fund II 42040 242 3,185 383 3,568 0.31159999999999999 75 1,111 7.9569000000000001 88 Q1 88 Europe IT000513 Bologna Interporto DC10 Italy Prologis European Properties Fund II 42040 65 3,192 102 3,294 0.31159999999999999 20 1,026 7.9569000000000001 82 Q1 82 Europe IT000514 Bologna Interporto DC11 Italy Prologis European Properties Fund II 42040 72 4,637 113 4,750 0.31159999999999999 22 1,480 7.9569000000000001 118 Q1 118 Europe IT000515 Bologna Interporto DC12 Italy Prologis European Properties Fund II 42040 63 10,585 99 10,684 0.31159999999999999 20 3,329 7.9569000000000001 265 Q1 265 Europe 2,053 93,288 3,621 96,909 727 33,510 QTD Totals Consolidated Americas-direct owned 181 20,781 351 21,132 1 181 21,132 Total consolidated 181 20,781 351 21,132 181 21,132 Unconsolidated Prologis Targeted U.S. Logistics Fund 168 22,848 50 22,898 0.24360000000000001 41 5,578 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31159999999999999 405 21,489 Prologis Targeted Europe Logistics Fund 747 26,379 1,559 27,938 0.4304 322 12,021 Total unconsolidated 2,221 ,116,136 3,671 ,119,807 768 39,088 Total QTD 2,402 ,136,917 4,022 ,140,939 949 60,220 6.8% Quarter 2 Americas Consolidated ATL04705 Park I-85 200 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04706 Park I-85 300 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US ATL04707 Park I-85 400 Atlanta Prologis 42128 120 4,998 158 5,156 1 120 5,156 5.1400000000000001E-2 265 Q2 265 US LAX11601 Chatsworth Ind Ctr 1 LA County Prologis 42144 133 17,400 131 17,531 1 133 17,531 5.4399999999999997E-2 954 Q2 954 US LAX11602 Chatsworth Ind Ctr 2 LA County Prologis 42144 93 12,425 92 12,517 1 93 12,517 5.4399999999999997E-2 681 Q2 681 US REN01506 Sage Point 6 Las Vegas Prologis 42184 181 8,526 781 9,307 1 181 9,307 6.8900000000000003E-2 641 Q2 641 US SEA02204 Prologis Seattle 4 Seattle Prologis U.S. Logistics Venture 42104 309 50,746 243 50,989 0.5504 170 28,064 3.6200000000000003E-2 1,016 Q2 1,016 US SEA02205 Prologis Seattle 5 Seattle Prologis U.S. Logistics Venture 42104 76 10,326 60 10,386 0.5504 42 5,716 3.6200000000000003E-2 207 Q2 207 US KTR Transaction Various Various Prologis U.S. Logistics Venture 42153 59,342 5,481,467 ,105,000 5,586,467 0.5504 32,662 3,074,791 5.5E-2 ,169,114 Q2 ,169,114 US 0 60,494 5,595,884 ,106,781 5,702,665 33,641 3,163,394 Unconsolidated BRC01001 Prologis Seneca Park 100 Florida Prologis Targeted U.S. Logistics Fund 42095 74 8,528 482 9,010 0.23080000000000001 17 2,079 5.11E-2 106 Q2 106 US BRC01002 Prologis Seneca Park 200 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,866 619 11,485 0.23080000000000001 22 2,650 5.0799999999999998E-2 135 Q2 135 US BRC01003 Prologis Seneca Park 300 Florida Prologis Targeted U.S. Logistics Fund 42095 95 10,865 619 11,484 0.23080000000000001 22 2,650 5.4600000000000003E-2 145 Q2 145 US BRC00109 Port 95 900 Florida Prologis Targeted U.S. Logistics Fund 42143 77 9,429 498 9,927 0.23080000000000001 18 2,291 5.4399999999999997E-2 125 Q2 125 US BRC00110 Port 95 1000 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,363 642 12,005 0.23080000000000001 23 2,770 5.4300000000000001E-2 150 Q2 150 US BRC00111 Port 95 1100 Florida Prologis Targeted U.S. Logistics Fund 42143 99 11,760 642 12,402 0.23080000000000001 23 2,862 5.8000000000000003E-2 166 Q2 166 US NNJ10001 130 Docks Corner New Jersey Prologis Targeted U.S. Logistics Fund 42103 212 14,400 1,742 16,142 0.23080000000000001 49 3,725 5.5800000000000002E-2 208 Q2 208 US GDL00805 Periferico Sur 5 Guadalajara FIBRA - Prologis 42136 76 4,791 12 4,803 0.4587 35 2,203 7.4999999999999997E-2 165 Q2 165 US 827 82,002 5,256 87,258 209 21,230 Europe Consolidated CZ000537 Prague Rudna DC18 Prague Prologis 42165 270 14,930 753 15,683 1 270 15,683 7.2499999999999995E-2 1,137 Q2 1,137 Europe 270 14,930 753 15,683 270 15,683 Unconsolidated NL000559 Moerdijk DC5 South Netherlands Prologis Targeted Europe Logistics Fund 42156 609 31,628 16 31,644 0.43709999999999999 266 13,831 5.8200000000000002E-2 805 Q2 805 Europe 0 609 31,628 16 31,644 266 13,831 QTD Totals Consolidated Americas-direct owned 767 53,345 1,478 54,823 767 54,823 Prologis U.S. Logistics Venture 59,727 5,542,539 ,105,303 5,647,842 32,874 3,108,571 Europe 270 14,930 753 15,683 270 15,683 Total consolidated 60,764 5,610,814 ,107,534 5,718,348 33,911 3,179,077 Unconsolidated FIBRA - Prologis 76 4,791 12 4,803 0.4587 35 2,203 Prologis Targeted U.S. Logistics Fund 751 77,211 5,244 82,455 0.23080000000000001 174 19,027 Prologis Targeted Europe Logistics Fund 609 31,628 16 31,644 0.43709999999999999 266 13,832 Total unconsolidated 1,436 ,113,630 5,272 ,118,902 475 35,062 Total QTD 62,200 5,724,444 ,112,806 5,837,250 34,386 3,214,139 5.5% Quarter 3 Americas Consolidated INE01707 California Commerce Ctr 7 Inland Empire Prologis, LP 41822 5.8% 0 Q3 0 US HOU03102 Northpark 2 Houston Prologis Northpark LLC 41831 7.4% 0 Q3 0 US HOU03103 Northpark 3 Houston Prologis Northpark LLC 41831 7.4% 0 Q3 0 US HOU03104 Northpark 4 Houston Prologis Northpark LLC 41831 7.4% 0 Q3 0 US LAS00803 Sunrise Truck Terminal Las Vegas Prologis, LP 9/15/204 8.4% 0 Q3 0 US Total consolidated 0 0 0 0 0 0 Unconsolidated GDL00803 Periferico Sur IP 300 Guadalajara Prologis Fibra 41823 7.5% 0 Q3 0 US HOU05002 Prologis Interport Houston Targeted U.S. Logistics Fund 41858 6.2% 0 Q3 0 US CHI06412 Bensenville Ind Park 12 Chicago Targeted U.S. Logistics Fund 41891 5.4% 0 Q3 0 US CHI06507 Chancellory 2 Chicago Targeted U.S. Logistics Fund 41891 4.5% 0 Q3 0 US HOU00308 West by Northwest 8 Houston Targeted U.S. Logistics Fund 41897 6.6% 0 Q3 0 US CVA01209 Stockton 9 Central Valley Targeted U.S. Logistics Fund 9/25/204 6.9% 0 Q3 0 US SEA02202 Seattle 2 Seattle Targeted U.S. Logistics Fund 41908 5.3% 0 Q3 0 US Total unconsolidated 0 0 0 0 0 0 Europe Unconsolidated DE000586 Cologne Niehl DC1 Rhine-Ruhr Prologis Europe Logistics Venture 1 41848 8.2% 0 Q3 0 Europe ES000516 Coslada DC2 Madrid Prologis European Logistics Partnership 41873 7.7% 0 Q3 0 Europe ES000517 Coslada DC3 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000518 Coslada DC5 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000519 Coslada DC4 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000520 Coslada DC6 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000521 Coslada SC1 Madrid Prologis European Logistics Partnership 41873 6.7% 0 Q3 0 Europe ES000522 Subirats DC2 Barcelona Prologis European Logistics Partnership 41873 5.9% 0 Q3 0 Europe ES000523 Subirats DC1 Barcelona Prologis European Logistics Partnership 41873 5.9% 0 Q3 0 Europe GB000565 Waltham Cross DC1 London Prologis European Logistics Partnership 41893 4.4% 0 Q3 0 Europe HU000507 Budapest-Ullo DC1 Budapest Prologis European Properties Fund II 41830 8.8% 0 Q3 0 Europe PL000538 Gliwice DC1 Upper Silesia Prologis European Properties Fund II 41830 6.9% 0 Q3 0 Europe ES000514 Les Franqueses DC1 Barcelona Prologis European Properties Fund II 41841 9.9% 0 Q3 0 Europe IT000504 Paullo DC1 Milan Prologis European Properties Fund II 41850 6.6% 0 Q3 0 Europe CZ000513 Prague Rudna DC1 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000514 Prague Rudna DC2 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000515 Prague Rudna DC3 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000516 Prague Rudna DC4 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000517 Prague Rudna DC5 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000518 Prague Rudna DC6 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000519 Prague Rudna DC7 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000520 Prague Rudna DC8 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000521 Prague Rudna DC9 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000522 Prague Rudna DC10 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000523 Prague Rudna DC11 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000524 Prague Rudna DC12 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000525 Prague Rudna DC13 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000526 Prague Rudna DC14 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000527 Prague Rudna DC15 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000528 Prague Rudna DC16 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe CZ000529 Prague Rudna DC17 Prague Prologis European Properties Fund II 41884 7.7% 0 Q3 0 Europe PL000539 Warsaw Zeran DC1 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe PL000540 Warsaw Zeran DC2 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe PL000541 Warsaw Zeran DC3 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe PL000542 Warsaw Zeran DC4 Warsaw Prologis European Properties Fund II 41884 7.3% 0 Q3 0 Europe SK000506 Senec Bratislava DC10 Bratislava Prologis European Properties Fund II 41884 8.2% 0 Q3 0 Europe SK000507 Senec Bratislava DC11 Bratislava Prologis European Properties Fund II 41884 8.2% 0 Q3 0 Europe GB000564 Enfield DC1 London Prologis Targeted Europe Logistics Fund 41827 4.8% 0 Q3 0 Europe ES000515 Getafe DC1 Madrid Prologis Targeted Europe Logistics Fund 41864 7.9% 0 Q3 0 Europe FR000578 Mitry DC12 Paris Prologis Targeted Europe Logistics Fund 41899 7.4% 0 Q3 0 Europe 0 0 0 0 0 0 QTD Totals 0 0 Consolidated 0 Americas 0 0 0 0 0 0 0 Total consolidated 0 0 0 0 0 0 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Targeted U.S. Logistics Fund 0 0 0 0 0 0 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 #DIV/0! Quarter 4 Americas Consolidated None 0.0% 0 Q4 0 US Total consolidated 0 0 0 0 0 0 Unconsolidated LAX00326 Mid Count Dis Ctr 26 LA County Targeted U.S. Logistics Fund 41946 4.4% 0 Q4 0 US SEA02102 Prologis Tukwila 6 Seattle Targeted U.S. Logistics Fund 41981 5.2% 0 Q4 0 US ATL02801 Highlands Industrial Center 1 Atlanta Targeted U.S. Logistics Fund 41989 7.1% 0 Q4 0 US LAX11101 Orange Industrial Center 1 LA County Targeted U.S. Logistics Fund 41989 5.9912170000000001 0 Q4 0 US Total unconsolidated 0 0 0 0 0 0 Europe Unconsolidated PL000537 Strykow II DC1 Central Poland Prologis European Properties Fund II 41956 6.7% 0 Q4 0 Europe NL000554 Waalwijk DC1-Unit E and F South Netherlands Prologis European Properties Fund II 41913 6.9599999999999995 0 Q4 0 Europe NL000552 Born DC1B South Netherlands Prologis European Logistics Partnership 41913 7.2% 0 Q4 0 Europe NL000556 Utrecht DC2 Utrecht Prologis European Properties Fund II 41974 8.4% 0 Q4 0 Europe Total unconsolidated 0 0 0 0 0 0 QTD Totals 0 0 Consolidated 0 Americas 0 0 0 0 0 0 0 Total consolidated 0 0 0 0 0 0 0 0 Unconsolidated 0 Prologis Fibra 0 0 0 0 0 0 0 Targeted U.S. Logistics Fund 0 0 0 0 0 0 0 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 Prologis European Logistics Partnership 0 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 #DIV/0! Quarter 4 0 0 Consolidated 0 0 0 0 0 0 Unconsolidated Americas 0 0 0 0 0 Europe 0 0 0 0 0 0 QTD Totals Consolidated Americas 0 0 0 0 1 0 0 Total consolidated 0 0 0 0 0 0 Unconsolidated Targeted U.S. Logistics Fund 0 0 0 0 0 Prologis European Properties Fund II 0 0 0 0 0 0 Total unconsolidated 0 0 0 0 0 0 Total QTD 0 0 0 0 0 0 Total QTD YTD Totals Consolidated Americas-direct owned 948 74,126 1,829 75,955 1 948 75,955 Prologis U.S. Logistics Venture 59,727 5,542,539 ,105,303 5,647,842 32,874 3,108,571 Europe 270 14,930 753 15,683 270 15,683 Total consolidated 60,945 5,631,595 ,107,885 5,739,480 34,092 3,200,209 Unconsolidated Prologis Targeted U.S. Logistics Fund 919 ,100,059 5,294 ,105,353 0.24360000000000001 215 24,605 FIBRA - Prologis 76 4,791 12 4,803 0.44979999999999998 35 2,203 Prologis Targeted Europe Logistics Fund 1,356 58,007 1,575 59,582 0.4304 588 25,853 Prologis European Properties Fund II 1,306 66,909 2,062 68,971 0.31159999999999999 405 21,489 Prologis Europe Logistics Venture 1 0 0 0 0 0.15 0 0 Prologis European Logistics Partnership 0 0 0 0 0.5 0 0 Total unconsolidated 3,657 ,229,766 8,943 ,238,709 1,243 74,150 Total YTD 64,602 5,861,361 ,116,828 5,978,189 0.34756666666666663 35,335 3,274,359 5.5% 0 6.04311447267388E-2 ,180,659 Q2 Weighted Average Cap Rate US 5.5% ,174,608 3,184,624 Europe 6.6% 1,942 29,514 Asia 0.0% 0 0 5.5% ,176,550 3,214,138 YTD Weighted Average Cap Rate US 6.8% ,175,880 3,211,334 Europe 6.9% 4,779 63,024 Asia 0.0% 0 0 5.5% ,180,659 3,274,358 Q2 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Cost ($) Prologis Share of AcquisitionCost (%) Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Cost ($) Prologis Share of AcquisitionCost (%) cost cost Third Party Building Acquisitions Americas Prologis Wholly Owned 767 767 $54,823 $54,823 100 948 0 948 0 $75,955 0 $75,955 0 100 Prologis U.S. Logistics Venture (A) 59,727 32,874 5,647,842 3,108,571 55.039978101370401 59,727 32,874 5,647,842 3,108,571 55.039978101370401 Prologis Targeted U.S. Logistics Fund 751 174 82,455 19,027 23.075617003213875 919 215 ,105,353 24,605 23.354816663977296 FIBRA Prologis 76 35 4,803 2,203 45.867166354361856 76 35 4,803 2,203 45.867166354361856 Total Americas 61,321 33,850 5,789,923 3,184,624 55.002873095203512 61,670 34,072 5,833,953 3,211,334 55.045592585336223 Europe Prologis Wholly Owned 270 270 15,683 15,683 100 270 270 15,683 15,683 100 Prologis Targeted Europe Logistics Fund 609 266 31,644 13,832 43.71128807988876 1,356 588 59,582 25,853 43.390621328589177 Prologis European Properties Fund II 0 0 0 0 0 1,306 405 68,971 21,489 31.156573052442333 Prologis Europe Logistics Venture 1 0 0 0 0 0 0 0 0 0 0 Prologis European Logistics Partners 0 0 0 0 0 0 0 0 0 0 Total Europe 879 536 47,327 29,515 62.363978278783783 2,932 1,263 ,144,236 63,025 43.69574863418287 Asia 0 0 0 0 0 0 0 0 0 0 Total Third Party Building Acquisitions 62,200 34,386 $5,837,250 $3,214,139 55.062555141547818 64,602 35,335 $5,978,189 $3,274,359 54.771754456073573 Weighted average stabilized cap rate 5.5% 5.5%

Capital Deployment Dispositions and Contributions For contributions, this amount reflects total proceeds to Prologis, net of units received for partial consideration. (square feet and dollars in thousands) 28 Q2 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Total Proceeds Prologis Share of Proceeds ($) Prologis Share of Proceeds (%) (A) Square Feet Prologis Share of Square Feet Owned and Managed Total Proceeds Prologis Share of Proceeds ($) Prologis Share of Proceeds (%) (A) Third Party Building Dispositions Americas Prologis wholly owned 1,946,000 1,946,000 $95,856 $95,856 100 4,305,000 4,305,000 $,551,280 $,551,280 100 Prologis U.S. Logistics Venture ,175,000 96,000 54,000 29,722 55.040740740740745 ,175,000 96,000 54,000 29,722 55.040740740740745 Prologis North American Industrial Fund ,153,000 ,101,000 7,645 5,057 66.147809025506859 ,487,000 ,322,000 16,952 11,213 66.145587541293054 Prologis Targeted U.S. Logistics Fund 58,000 13,000 4,000 923 23.075000000000003 58,000 13,000 4,000 923 23.075000000000003 Total Americas 2,332,000 2,156,000 ,161,501 ,131,558 81.459557525959596 5,025,000 4,736,000 ,626,232 ,593,138 94.715377048761482 Europe Prologis wholly owned 0 0 Prologis European Properties Fund II 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Prologis European Logistics Partners 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Europe 0 0 0 0 0 0 0 0 0 0 Asia Prologis wholly owned ,399,000 ,399,000 49,264 49,264 100 ,399,000 ,399,000 49,264 49,264 100 Total Asia ,399,000 ,399,000 49,264 49,264 100 ,399,000 ,399,000 49,264 49,264 100 Total Third Party Building Dispositions 2,731,000 2,555,000 $,210,765 $,180,822 85.793181979930253 5,424,000 5,135,000 $,675,496 $,642,402 95.100785200800601 Building Contributions to Co-Investment Ventures Americas Prologis U.S. Logistics Venture (B) 0 0 $0 $0 0 #REF! #REF! #REF! #REF! 0 FIBRA Prologis (C) - wholly owned 0 0 0 0 0 0 0 0 0 0 FIBRA Prologis (C) - Mexico Fondo Logistico (B) 0 0 0 0 0 0 0 0 0 0 Total Americas 0 0 0 0 0 0 0 0 0 0 Europe Prologis Targeted Europe Logistics Fund ,619,000 ,619,000 $46,016 $25,903 56.291289986091797 ,619,000 ,619,000 $46,016 $25,903 56.291289986091797 ProLogis European Properties Fund II ,679,000 ,679,000 50,282 34,428 68.469830157909399 1,186,000 1,186,000 79,925 54,835 68.608070065686576 Prologis European Logistics Partners 2,761,000 2,761,000 ,348,515 ,174,257 49.999856534152045 2,761,000 2,761,000 ,348,515 ,174,257 49.999856534152045 Total Europe 4,059,000 4,059,000 ,444,813 ,234,588 52.738566543693643 4,566,000 4,566,000 ,474,456 ,254,995 53.744709730723187 Asia Nippon Prologis REIT 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Asia 0 0 0 0 0 0 0 0 0 0 0 0 Total Contributions to Co-Investment Ventures 4,059,000 4,059,000 $,444,813 $,234,588 52.738566543693643 4,566,000 4,566,000 $,474,456 $,254,995 53.744709730723187 Total Building Dispositions and Contributions 6,790,000 6,614,000 $,655,578 $,415,410 63.36545765721241 9,990,000 9,701,000 $1,149,952 $,897,397 78.037778968165625 Land dispositions 24,765 23,721 95.784373107207756 49,606 45,039 90.793452404951012 Other real estate dispositions 14,855 14,470 97.408280040390437 29,652 29,267 98.701605288007556 Grand Total Dispositions and Contributions $,695,198 $,453,601 65.247742369799681 $1,229,210 $,971,703 79.051016506536726 Weighted average stabilized cap rate on building dispositions and contributions 5.9% 4.7% Q2 2015 YTD 2015 Square Feet Prologis Share of Square Feet Owned and Managed Total Proceeds Prologis Share of Proceeds ($) Prologis Share of Proceeds (%) (A) Square Feet Prologis Share of Square Feet Owned and Managed Total Proceeds Prologis Share of Proceeds ($) Prologis Share of Proceeds (%) (A) Third Party Building Dispositions Americas Prologis wholly owned 1,946,000 1,946,000 $95,856 $95,856 100 4,305,000 4,305,000 $,551,280 $,551,280 100 Prologis U.S. Logistics Venture ,175,000 96,000 54,000 29,722 55.040740740740745 ,175,000 96,000 54,000 29,722 55.040740740740745 Prologis North American Industrial Fund ,153,000 ,101,000 7,645 5,057 66.147809025506859 ,487,000 ,322,000 16,952 11,213 66.145587541293054 Prologis Targeted U.S. Logistics Fund 58,000 13,000 4,000 923 23.075000000000003 58,000 13,000 4,000 923 23.075000000000003 Total Americas 2,332,000 2,156,000 ,161,501 ,131,558 81.459557525959596 5,025,000 4,736,000 ,626,232 ,593,138 94.715377048761482 Europe Prologis wholly owned 0 0 Prologis European Properties Fund II 0 0 Prologis Targeted Europe Logistics Fund 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Prologis European Logistics Partners 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Europe 0 0 0 0 0 0 0 0 0 0 Asia Prologis wholly owned ,399,000 ,399,000 49,264 49,264 100 ,399,000 ,399,000 49,264 49,264 100 Total Asia ,399,000 ,399,000 49,264 49,264 100 ,399,000 ,399,000 49,264 49,264 100 Total Third Party Building Dispositions 2,731,000 2,555,000 $,210,765 $,180,822 85.793181979930253 5,424,000 5,135,000 $,675,496 $,642,402 95.100785200800601 Building Contributions to Co-Investment Ventures Americas Prologis U.S. Logistics Venture (B) 0 0 $0 $0 0 #REF! #REF! #REF! #REF! 0 FIBRA Prologis (C) - wholly owned 0 0 0 0 0 0 0 0 0 0 FIBRA Prologis (C) - Mexico Fondo Logistico (B) 0 0 0 0 0 0 0 0 0 0 Total Americas 0 0 0 0 0 0 0 0 0 0 Europe Prologis Targeted Europe Logistics Fund ,619,000 ,619,000 $46,016 $25,903 56.291289986091797 ,619,000 ,619,000 $46,016 $25,903 56.291289986091797 ProLogis European Properties Fund II ,679,000 ,679,000 50,282 34,428 68.469830157909399 1,186,000 1,186,000 79,925 54,835 68.608070065686576 Prologis European Logistics Partners 2,761,000 2,761,000 ,348,515 ,174,257 49.999856534152045 2,761,000 2,761,000 ,348,515 ,174,257 49.999856534152045 Total Europe 4,059,000 4,059,000 ,444,813 ,234,588 52.738566543693643 4,566,000 4,566,000 ,474,456 ,254,995 53.744709730723187 Asia Nippon Prologis REIT 0 0 0 0 0 #REF! #REF! #REF! #REF! 0 Total Asia 0 0 0 0 0 0 0 0 0 0 0 0 Total Contributions to Co-Investment Ventures 4,059,000 4,059,000 $,444,813 $,234,588 52.738566543693643 4,566,000 4,566,000 $,474,456 $,254,995 53.744709730723187 Total Building Dispositions and Contributions 6,790,000 6,614,000 $,655,578 $,415,410 63.36545765721241 9,990,000 9,701,000 $1,149,952 $,897,397 78.037778968165625 Land dispositions 24,765 23,721 95.784373107207756 49,606 45,039 90.793452404951012 Other real estate dispositions 14,855 14,470 97.408280040390437 29,652 29,267 98.701605288007556 Grand Total Dispositions and Contributions $,695,198 $,453,601 65.247742369799681 $1,229,210 $,971,703 79.051016506536726 Weighted average stabilized cap rate on building dispositions and contributions 5.9% 4.7%

Capital Deployment Land Portfolio – Owned and Managed . Selected and ordered by our share of current book value. (square feet and dollars in thousands) 29 Land by Market Acres Current Book Value Owned and Managed Prologis Share Estimated Build Out (sq ft) Owned and Managed Prologis Share % of Acres (%) ($) (%) Total Global markets U.S. Atlanta 469 469 100 6,708 $23,272 $23,272 100 1.4424233108300752 Baltimore/Washington 39 39 100 400 1,568 1,568 100 9.7186307639290051E-2 Central Valley 1,201 1,200 99.916736053288929 23,757 78,270 77,963 99.607767982624253 4.8322296571951338 Central & Eastern PA 360 283 78.611111111111114 4,791 53,610 42,167 78.655101660138044 2.6135555065216476 Chicago 485 480 98.969072164948457 9,185 28,087 27,547 98.077402356962295 1.7073923574869407 Dallas/Ft. Worth 531 436 82.109227871939737 8,789 43,980 38,600 87.767166894042745 2.3924690528549717 Houston 142 114 80.281690140845072 2,407 15,393 12,518 81.322679139868768 0.7758789534621382 New Jersey/New York City 245 201 82.040816326530603 3,544 84,467 78,292 92.689452685664222 4.8526214271015915 San Francisco Bay Area 0 0 0 0 0 0 0 0 South Florida 380 376 98.94736842105263 6,833 ,180,996 ,179,709 99.288934562089764 11.238554948692075 Southern California 677 653 96.454948301329395 13,228 ,126,131 ,116,824 92.621163710745179 7.2408757676354725 Canada 185 185 100 3,292 51,211 51,211 100 3.1741122452268384 Mexico Guadalajara 50 50 100 1,066 11,899 11,899 100 0.73751267512749508 Mexico City 295 295 100 5,518 ,120,935 ,120,935 100 7.4956799198708808 Monterrey 183 170.96599752 93.424042360655733 3,038 33,500 32,185 96.074626865671647 1.99486053021081 Brazil 529 197 37.240075614366731 8,127 ,121,740 50,086 41.141777558731725 3.1043835487381894 Americas total 5,771 5,148.9659975200002 89.221382732975229 ,100,683 ,975,059 ,864,776 88.689607500674313 53.599736208593555 Belgium 27 27 100 526 8,969 8,969 100 0.55590815893928081 Czech Republic 231 231 100 3,844 43,468 43,468 100 2.6941928701942985 France 418 366 87.559808612440193 7,804 69,966 61,574 88.005602721321779 3.816422006748498 Germany 58 54.48812544145008 93.945043864569101 1,161 12,953 12,195 94.148073805296079 0.75585906993695284 Italy 91 79 86.813186813186817 2,053 21,391 16,805 78.561077088495153 1.0415917728815494 Netherlands 56 56 100 1,538 44,839 44,839 100 2.7791689083151319 Poland 609 609 100 11,645 68,042 68,042 100 4.2173155257605695 Spain 137 118 86.131386861313857 2,870 25,026 20,458 81.746983137536972 1.1680085980131349 United Kingdom 589 589 100 9,007 ,198,313 ,198,313 100 12.291650654891917 Europe total 2,216 2,129.4881254414499 96.096034541581673 40,448 ,492,967 ,474,663 96.286972555972312 29.420117565681331 China 162 40 24.691358024691358 4,911 63,860 14,620 22.893830253679926 0.90616314903470685 Japan 37 37 100 1,032 95,635 95,635 100 6.0275590121706015 Asia total 199 77 38.693467336683419 5,943 ,159,495 ,110,255 69.127558857644445 6.933722161205309 Total global markets 8,186 7,355.4541229614497 89.854069422934884 ,147,074 1,627,521 1,449,694 89.073750814889635 89.853575935480194 Regional markets (A) Hungary 335 335 100 5,604 32,717 32,717 100 2.0278344560169979 Orlando 122 122 100 1,768 26,411 26,411 100 1.6369818692992917 Juarez 137 137 100 2,692 14,100 14,100 100 0.87393299599106478 Slovakia 87 81 93.103448275862064 1,907 13,431 12,689 94.475467202739921 0.78647771532841282 Reynosa 196 196 100 3,460 12,221 12,221 100 0.65747057758913496 Remaining other regional (10 markets) 568 560 98.591549295774655 9,636 39,298 38,174 97.139803552343622 2.3660651197846034 Total regional markets 1,445 1,431 99.031141868512108 25,067 ,138,178 ,136,312 98.649567948588057 8.4487627340095059 Total other markets (3 markets) 395 395 100 5,954 27,390 27,390 100 1.6976613305103023 Total land portfolio - owned and managed 10,026 9,181.4541229614497 91.576442479168662 ,178,095 $1,793,089 $1,613,396 89.978578865856633 100 Original Cost Basis $2,505,299 $2,359,499 Land by Market Acres Current Book Value Owned and Managed Prologis Share Estimated Build Out (sq ft) Owned and Managed Prologis Share % of Acres (%) ($) (%) Total Global markets U.S. Atlanta 469 469 100 6,708 $23,272 $23,272 100 1.4424233108300752 Baltimore/Washington 39 39 100 400 1,568 1,568 100 9.7186307639290051E-2 Central Valley 1,201 1,200 99.916736053288929 23,757 78,270 77,963 99.607767982624253 4.8322296571951338 Central & Eastern PA 360 283 78.611111111111114 4,791 53,610 42,167 78.655101660138044 2.6135555065216476 Chicago 485 480 98.969072164948457 9,185 28,087 27,547 98.077402356962295 1.7073923574869407 Dallas/Ft. Worth 531 436 82.109227871939737 8,789 43,980 38,600 87.767166894042745 2.3924690528549717 Houston 142 114 80.281690140845072 2,407 15,393 12,518 81.322679139868768 0.7758789534621382 New Jersey/New York City 245 201 82.040816326530603 3,544 84,467 78,292 92.689452685664222 4.8526214271015915 San Francisco Bay Area 0 0 0 0 0 0 0 0 South Florida 380 376 98.94736842105263 6,833 ,180,996 ,179,709 99.288934562089764 11.238554948692075 Southern California 677 653 96.454948301329395 13,228 ,126,131 ,116,824 92.621163710745179 7.2408757676354725 Canada 185 185 100 3,292 51,211 51,211 100 3.1741122452268384 Mexico Guadalajara 50 50 100 1,066 11,899 11,899 100 0.73751267512749508 Mexico City 295 295 100 5,518 ,120,935 ,120,935 100 7.4956799198708808 Monterrey 183 170.96599752 93.424042360655733 3,038 33,500 32,185 96.074626865671647 1.99486053021081 Brazil 529 197 37.240075614366731 8,127 ,121,740 50,086 41.141777558731725 3.1043835487381894 Americas total 5,771 5,148.9659975200002 89.221382732975229 ,100,683 ,975,059 ,864,776 88.689607500674313 53.599736208593555 Belgium 27 27 100 526 8,969 8,969 100 0.55590815893928081 Czech Republic 231 231 100 3,844 43,468 43,468 100 2.6941928701942985 France 418 366 87.559808612440193 7,804 69,966 61,574 88.005602721321779 3.816422006748498 Germany 58 54.48812544145008 93.945043864569101 1,161 12,953 12,195 94.148073805296079 0.75585906993695284 Italy 91 79 86.813186813186817 2,053 21,391 16,805 78.561077088495153 1.0415917728815494 Netherlands 56 56 100 1,538 44,839 44,839 100 2.7791689083151319 Poland 609 609 100 11,645 68,042 68,042 100 4.2173155257605695 Spain 137 118 86.131386861313857 2,870 25,026 20,458 81.746983137536972 1.1680085980131349 United Kingdom 589 589 100 9,007 ,198,313 ,198,313 100 12.291650654891917 Europe total 2,216 2,129.4881254414499 96.096034541581673 40,448 ,492,967 ,474,663 96.286972555972312 29.420117565681331 China 162 40 24.691358024691358 4,911 63,860 14,620 22.893830253679926 0.90616314903470685 Japan 37 37 100 1,032 95,635 95,635 100 6.0275590121706015 Asia total 199 77 38.693467336683419 5,943 ,159,495 ,110,255 69.127558857644445 6.933722161205309 Total global markets 8,186 7,355.4541229614497 89.854069422934884 ,147,074 1,627,521 1,449,694 89.073750814889635 89.853575935480194 Regional markets (A) Hungary 335 335 100 5,604 32,717 32,717 100 2.0278344560169979 Orlando 122 122 100 1,768 26,411 26,411 100 1.6369818692992917 Juarez 137 137 100 2,692 14,100 14,100 100 0.87393299599106478 Slovakia 87 81 93.103448275862064 1,907 13,431 12,689 94.475467202739921 0.78647771532841282 Reynosa 196 196 100 3,460 12,221 12,221 100 0.65747057758913496 Remaining other regional (10 markets) 568 560 98.591549295774655 9,636 39,298 38,174 97.139803552343622 2.3660651197846034 Total regional markets 1,445 1,431 99.031141868512108 25,067 ,138,178 ,136,312 98.649567948588057 8.4487627340095059 Total other markets (3 markets) 395 395 100 5,954 27,390 27,390 100 1.6976613305103023 Total land portfolio - owned and managed 10,026 9,181.4541229614497 91.576442479168662 ,178,095 $1,793,089 $1,613,396 89.978578865856633 100 Original Cost Basis $2,505,299 $2,359,499

Capital Deployment Land Portfolio – Summary and Roll Forward . (dollars in thousands) 30 . We acquired land valued at $84.9 million (PLD share $46.8 million) with a build-out potential of 9.6 million square feet from KTR in the second quarter. Land Portfolio Summary Acres Current Book Value Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share % of Total Americas U.S. Central 1,443 1,316 14.3338547097072 $,100,656 $91,861 5.6936424783500144 East 2,018 1,892 20.607639141919471 398423 379518 23.522929274648011 Northwest 1,339 1,339 14.584370407521233 87464 87157 5.4020835554321449 Southwest 779.75340000000006 748 8.1962061723867663 136582 126151 7.8189731473240291 Canada 184.822 184.822 2.013078795712389 51211 51211 3.1741122452268384 Mexico 895 883 9.6176243986865178 198378 197063 12.214174325460085 Brazil 529.13754739699266 197.23938684924815 2.16832881012831 121740 50086 3.1043835487381894 Total Americas 7,188.7129473969926 6,560.613868492483 71.521102436061895 1,094,454 ,983,047 60.930298575179314 Europe Central 1,262 1,256 13.680335498018422 157658 156916 9.7258205673002784 Northern 140.719712786077 137 1.49220220002271 66786 66028 4.0924856637800016 Southern 646 562 6.1212966161515547 116383 98837 6.1260223776431824 United Kingdom 589 589 6.4153802614115047 198313 198313 12.291650654891917 Total Europe 2,637.7197127860773 2,544 27.709214575604189 ,539,140 ,520,094 32.235979263615377 Asia China 162 40 0.43567947445918542 63860 14620 0.90616314903470685 Japan 37 37 0.40300351387474653 95635 95635 6.0275590121706015 Total Asia 199 77 0.83868298833393184 ,159,495 ,110,255 6.9337221612053082 Total land portfolio - owned and managed 10,026.432660183069 9,181.613868492474 99.969000000000023 $1,793,089 $1,613,396 100 Americas Europe Asia Total As of Mar 31, 2015 $,877,479 $,534,225 $,123,918 $1,535,622 Acquisitions ,101,381 9,807 40,432 ,151,620 Dispositions -7,293 ,-13,936 0 ,-21,229 Development starts ,-12,669 ,-31,398 ,-62,193 -,106,260 Infrastructure costs 19,635 7,281 1,299 28,215 Reclasses 778 0 0 778 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other -9,027 25,953 -1,889 15,037 Reclass to "Assets Held for Sale" 0 -5,980 0 -5,980 As of June 30, 2015 $,970,284 $,525,952 $,101,567 $1,597,803 Unconsolidated - Land Roll Forward Americas Europe Asia Total As of Mar 31, 2015 $,145,161 $12,518 $57,343 $,215,022 Acquisitions 0 2,062 28,702 $30,764 Dispositions 0 0 0 $0 Development starts ,-34,324 0 ,-30,341 $,-64,665 Infrastructure costs 6,033 0 1,957 $7,990 Reclasses 0 0 0 $0 Impairment charges 0 0 0 $0 Effect of changes in foreign exchange rates and other 7,300 -1,392 267 $6,175 Reclass to "Assets Held for Sale" 0 0 0 $0 As of June 30, 2015 $,124,170 $13,188 $57,928 $,195,286 Estimated Build Out (in TEI) $11,100,000 Land Roll Forward - Owned and Managed Americas Europe Asia Total As of March 31, 2015 $1,022,640 $,546,743 $,181,261 $1,750,644 Acquisitions (A) ,101,381 11,869 69,134 ,182,384 Dispositions -7,293 ,-13,936 0 ,-21,229 Development starts ,-49,891 ,-31,398 ,-92,534 -,173,823 Infrastructure costs 28,566 7,281 3,256 39,103 Reclasses 0 0 0 0 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other -,949 18,581 -1,622 16,010 Reclass to "Assets Held for Sale" 0 0 0 0 As of June 30, 2015 $1,094,454 $,539,140 $,159,495 $1,793,089 Land Portfolio Summary Acres Current Book Value Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share % of Total Americas U.S. Central 1,443 1,316 14.3338547097072 $,100,656 $91,861 5.6936424783500144 East 2,018 1,892 20.607639141919471 398423 379518 23.522929274648011 Northwest 1,339 1,339 14.584370407521233 87464 87157 5.4020835554321449 Southwest 779.75340000000006 748 8.1962061723867663 136582 126151 7.8189731473240291 Canada 184.822 184.822 2.013078795712389 51211 51211 3.1741122452268384 Mexico 895 883 9.6176243986865178 198378 197063 12.214174325460085 Brazil 529.13754739699266 197.23938684924815 2.16832881012831 121740 50086 3.1043835487381894 Total Americas 7,188.7129473969926 6,560.613868492483 71.521102436061895 1,094,454 ,983,047 60.930298575179314 Europe Central 1,262 1,256 13.680335498018422 157658 156916 9.7258205673002784 Northern 140.719712786077 137 1.49220220002271 66786 66028 4.0924856637800016 Southern 646 562 6.1212966161515547 116383 98837 6.1260223776431824 United Kingdom 589 589 6.4153802614115047 198313 198313 12.291650654891917 Total Europe 2,637.7197127860773 2,544 27.709214575604189 ,539,140 ,520,094 32.235979263615377 Asia China 162 40 0.43567947445918542 63860 14620 0.90616314903470685 Japan 37 37 0.40300351387474653 95635 95635 6.0275590121706015 Total Asia 199 77 0.83868298833393184 ,159,495 ,110,255 6.9337221612053082 Total land portfolio - owned and managed 10,026.432660183069 9,181.613868492474 99.969000000000023 $1,793,089 $1,613,396 100 Americas Europe Asia Total As of Mar 31, 2015 $,877,479 $,534,225 $,123,918 $1,535,622 Acquisitions ,101,381 9,807 40,432 ,151,620 Dispositions -7,293 ,-13,936 0 ,-21,229 Development starts ,-12,669 ,-31,398 ,-62,193 -,106,260 Infrastructure costs 19,635 7,281 1,299 28,215 Reclasses 778 0 0 778 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other -9,027 25,953 -1,889 15,037 Reclass to "Assets Held for Sale" 0 -5,980 0 -5,980 As of June 30, 2015 $,970,284 $,525,952 $,101,567 $1,597,803 Unconsolidated - Land Roll Forward Americas Europe Asia Total As of Mar 31, 2015 $,145,161 $12,518 $57,343 $,215,022 Acquisitions 0 2,062 28,702 $30,764 Dispositions 0 0 0 $0 Development starts ,-34,324 0 ,-30,341 $,-64,665 Infrastructure costs 6,033 0 1,957 $7,990 Reclasses 0 0 0 $0 Impairment charges 0 0 0 $0 Effect of changes in foreign exchange rates and other 7,300 -1,392 267 $6,175 Reclass to "Assets Held for Sale" 0 0 0 $0 As of June 30, 2015 $,124,170 $13,188 $57,928 $,195,286 Estimated Build Out (in TEI) $11,100,000 Land Roll Forward - Owned and Managed Americas Europe Asia Total As of March 31, 2015 $1,022,640 $,546,743 $,181,261 $1,750,644 Acquisitions (A) ,101,381 11,869 69,134 ,182,384 Dispositions -7,293 ,-13,936 0 ,-21,229 Development starts ,-49,891 ,-31,398 ,-92,534 -,173,823 Infrastructure costs 28,566 7,281 3,256 39,103 Reclasses 0 0 0 0 Impairment charges 0 0 0 0 Effect of changes in foreign exchange rates and other -,949 18,581 -1,622 16,010 Reclass to "Assets Held for Sale" 0 0 0 0 As of June 30, 2015 $1,094,454 $,539,140 $,159,495 $1,793,089

Capitalization Overview This includes the currencies in Europe in which we operate, predominately Euro and GBP. These calculations are included in the Notes and Definitions section, and are not calculated in accordance with the applicable SEC rules. Prologis share of gains on dispositions of development properties for the 12 months ended June 30, 2015 and March 31, 2015 was $203.3 million and $158.6 million, respectively A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. Assets Under Management (in millions) Total Enterprise Value Assets Under Management Total AUM by Division Net Equity Unencumbered Assets-Prologis Share (in billions) Secured & Unsecured Debt-Prologis Share Fixed vs. Floating Debt-Prologis Share 31 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated #REF! #REF! #REF! 6,555,782 13,181,785 0.49733643812275802 Unconsolidated #REF! #REF! #REF! 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total #REF! #REF! #REF! 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated #REF! #REF! #REF! 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated #REF! #REF! #REF! 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total #REF! #REF! #REF! 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated #REF! #REF! #REF! 5,323,041 9,472,303 1.7794908962752682 Unconsolidated #REF! #REF! #REF! ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total #REF! #REF! #REF! 5,636,165.767 11,003,667.814999999 1.9523321828869835 1,542,362 < SP-22 #REF! #REF! 92,484 #REF! Global Line Covenant Actual Maximum consolidated leverage to total asset value <60% 0.33 Fixed charge coverage ratio >1.5x 2.61x Unencumbered debt service coverage ratio >1.5x 4.01x Maximum secured debt to total asset value <35% 9.3% Minimum net worth >$10.0 billion $14.5 billion Debt Metrics (B) 2015 2015 Second Quarter First Quarter Debt as % of gross real estate assets 0.40200000000000002 0.34399999999999997 Debt as % of gross market capitalization 0.39200000000000002 0.29299999999999998 Secured debt as % of gross real estate assets 8.7% 8.9% Unencumbered gross real estate assets to unsecured debt 2.4420000000000002 2.9319999999999999 Fixed charge coverage ratio 4.19x 3.93x Fixed charge coverage ratio, excluding development gains (C) 3.70x 3.55x Debt/Adjusted EBITDA 6.80x 5.76x Debt/Adjusted EBITDA, excluding development gains (C) 7.64x 6.38x Investment Ratings at June 30, 2015 (D) Moody's Baa1 (Outlook Stable) Standard & Poor's BBB+ (Outlook Stable) 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated #REF! #REF! #REF! 6,555,782 13,181,785 0.49733643812275802 Unconsolidated #REF! #REF! #REF! 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total #REF! #REF! #REF! 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated #REF! #REF! #REF! 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated #REF! #REF! #REF! 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total #REF! #REF! #REF! 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated #REF! #REF! #REF! 5,323,041 9,472,303 1.7794908962752682 Unconsolidated #REF! #REF! #REF! ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total #REF! #REF! #REF! 5,636,165.767 11,003,667.814999999 1.9523321828869835 1,542,362 < SP-22 #REF! #REF! 92,484 #REF! Global Line Covenant Actual Maximum consolidated leverage to total asset value <60% 0.33 Fixed charge coverage ratio >1.5x 2.61x Unencumbered debt service coverage ratio >1.5x 4.01x Maximum secured debt to total asset value <35% 9.3% Minimum net worth >$10.0 billion $14.5 billion Debt Metrics (B) 2015 2015 Second Quarter First Quarter Debt as % of gross real estate assets 0.40200000000000002 0.34399999999999997 Debt as % of gross market capitalization 0.39200000000000002 0.29299999999999998 Secured debt as % of gross real estate assets 8.7% 8.9% Unencumbered gross real estate assets to unsecured debt 2.4420000000000002 2.9319999999999999 Fixed charge coverage ratio 4.19x 3.93x Fixed charge coverage ratio, excluding development gains (C) 3.70x 3.55x Debt/Adjusted EBITDA 6.80x 5.76x Debt/Adjusted EBITDA, excluding development gains (C) 7.64x 6.38x Investment Ratings at June 30, 2015 (D) Moody's Baa1 (Outlook Stable) Standard & Poor's BBB+ (Outlook Stable)

Capitalization Debt Summary The maturity of outstanding balances for our global credit facilities , certain term loan debt (Prologis share $1.6 billion) and certain unconsolidated entity debt (Prologis share $157.3 million) is reflected at the extended maturity date if the extension is at the entity’s option. Interest rate is based on the effective rate (which includes the amortization of related premiums and discounts) assuming the net premiums (discounts) associated with the respective debt were included in the maturities by year. We hedge the net assets of certain international subsidiaries using foreign currency forward contracts, including those that are accounted for as net investment hedges, to economically reduce our exposure to fluctuations in foreign currency rates. The effect is to essentially exchange US dollar denominated debt into foreign currency denominated debt as reflected in the table under Investment Hedges. See also page 31 for our net equity exposure by currency. Interest rate is based on the effective rate and weighted based on borrowings outstanding. (dollars in millions) 32 Prologis Unsecured Prologis Share Senior Credit Facilities (A) Other (A) Secured Mortgage Total Consolidated Entities Total Consolidated Unconsolidated Entities (A) Total ($) % Maturing Wtd. Avg. Interest Rate (B) Maturity 2013 0 0 0 $0 $0 $0 $0 $0 $0 $0 0.0% 2.7% 2015 0 0 $1 $18 $19 $5 $24 $277 $301 $57 0.4 3.6% 2016 0 0 1 160 161 455 616 889 1,505 752 5.8 3.8% 2017 377 0 1,001 6 1,384 515 1,899 320 2,219 1,818 14 2.5% 2018 262 440 1 113 816 403 1,219 1,269 2,488 1,382 10.6 2.8% 2019 693 0 563 283 1,539 143 1,682 731 2,413 1,831 14 3.5% 2020 1,037 0 1 6 1,044 252 1,296 819 2,115 1,418 10.8 3.2% 2021 1,283 0 335 11 1,629 1 1,630 868 2,498 1,864 14.200000000000001 2.3% 2022 783 0 532 7 1,322 1 1,323 638 1,961 1,485 11.4 2.5% 2023 850 0 1 7 858 1 859 114 973 876 6.7 4.2% 2024 783 0 1 129 913 1 914 24 938 918 7 3.9600000000000003 2025 0 0 1 0 1 1 2 335 337 108 0.8 1.9% Thereafter 560 0 5 0 565 3 568 0 568 567 4.3 3.3% Subtotal 6,628 440 2,443 740 10,251 1,781 12,032 6,284 18,316 13,076 100 Unamortized net premiums (discounts) -12 0 0 10 -2 91 89 30 119 67 Subtotal 6,616 440 2,443 750 10,249 1,872 12,121 6,314 18,435 $13,143 0.03 Third party share of debt 0 0 0 0 0 -,716 -,716 -4,576 -5,292 Prologis share of debt $6,616 $440 $2,443 $750 $10,249 $1,156 $11,405 $1,738 $13,143 Prologis share of debt by local currency (C) Total Investment Hedges (C) Total Prologis Share Dollars $2,976 $391 $1,578 $736 $5,681 $0 $1,154 $6,835 $760 $7,595 -,580 $7,015 Euro 3,558 0 0 12 3,570 2 3,572 565 4137 117 4254 GBP 0 0 0 0 0 0 0 199 199 453 652 Yen 82 49 865 0 996 0 996 200 1196 0 1196 Other 0 - 0 2 2 - 2 14 16 10 26 Prologis share of debt $6,616 $440 $2,443 $750 $10,249 $1,156 $11,405 $1,738 $13,143 0 $13,143 Weighted average GAAP interest rate (D) 3.3% 1.2% 1.4% 6.7% 3.2% 2.6% 2.9% 3.3% 0.03 Weighted average remaining maturity in years 6.3 3 4.0999999999999996 4.3 5.5 2.7 5.2 4.0999999999999996 5.0999999999999996 Prologis Unsecured Prologis Share Senior Credit Facilities (A) Other (A) Secured Mortgage Total Consolidated Entities Total Consolidated Unconsolidated Entities (A) Total ($) % Maturing Wtd. Avg. Interest Rate (B) Maturity 2013 0 0 0 $0 $0 $0 $0 $0 $0 $0 0.0% 2.7% 2015 0 0 $1 $18 $19 $5 $24 $277 $301 $57 0.4 3.6% 2016 0 0 1 160 161 455 616 889 1,505 752 5.8 3.8% 2017 377 0 1,001 6 1,384 515 1,899 320 2,219 1,818 14 2.5% 2018 262 440 1 113 816 403 1,219 1,269 2,488 1,382 10.6 2.8% 2019 693 0 563 283 1,539 143 1,682 731 2,413 1,831 14 3.5% 2020 1,037 0 1 6 1,044 252 1,296 819 2,115 1,418 10.8 3.2% 2021 1,283 0 335 11 1,629 1 1,630 868 2,498 1,864 14.200000000000001 2.3% 2022 783 0 532 7 1,322 1 1,323 638 1,961 1,485 11.4 2.5% 2023 850 0 1 7 858 1 859 114 973 876 6.7 4.2% 2024 783 0 1 129 913 1 914 24 938 918 7 3.9600000000000003 2025 0 0 1 0 1 1 2 335 337 108 0.8 1.9% Thereafter 560 0 5 0 565 3 568 0 568 567 4.3 3.3% Subtotal 6,628 440 2,443 740 10,251 1,781 12,032 6,284 18,316 13,076 100 Unamortized net premiums (discounts) -12 0 0 10 -2 91 89 30 119 67 Subtotal 6,616 440 2,443 750 10,249 1,872 12,121 6,314 18,435 $13,143 0.03 Third party share of debt 0 0 0 0 0 -,716 -,716 -4,576 -5,292 Prologis share of debt $6,616 $440 $2,443 $750 $10,249 $1,156 $11,405 $1,738 $13,143 Prologis share of debt by local currency (C) Total Investment Hedges (C) Total Prologis Share Dollars $2,976 $391 $1,578 $736 $5,681 $0 $1,154 $6,835 $760 $7,595 -,580 $7,015 Euro 3,558 0 0 12 3,570 2 3,572 565 4137 117 4254 GBP 0 0 0 0 0 0 0 199 199 453 652 Yen 82 49 865 0 996 0 996 200 1196 0 1196 Other 0 - 0 2 2 - 2 14 16 10 26 Prologis share of debt $6,616 $440 $2,443 $750 $10,249 $1,156 $11,405 $1,738 $13,143 0 $13,143 Weighted average GAAP interest rate (D) 3.3% 1.2% 1.4% 6.7% 3.2% 2.6% 2.9% 3.3% 0.03 Weighted average remaining maturity in years 6.3 3 4.0999999999999996 4.3 5.5 2.7 5.2 4.0999999999999996 5.0999999999999996 Prologis Share of Debt Wtd Avg Dividend Redemption Near Term Maturities Interest Rate Series Rate Value Liquidity Q3 2015 $7 5.0999999999999997 Series Q 8.5% 100 Aggregate lender commitments- GLOC and revolver $2,667 Q4 2015 50 3.4% 8.5% $100 Less: Q1 2016 89 3.6% Borrowings outstanding 440 Q2 2016 372 4.3% Outstanding letters of credit 35 Total next 12 months $518 4.1% Current availability- credit facilities $2,192 Term loans net availability 0 Unrestricted cash - Prologis share of consolidated 237 Total liquidity $2,429 Prologis Share of Debt Wtd Avg Dividend Redemption Near Term Maturities Interest Rate Series Rate Value Liquidity Q3 2015 $7 5.0999999999999997 Series Q 8.5% 100 Aggregate lender commitments- GLOC and revolver $2,667 Q4 2015 50 3.4% 8.5% $100 Less: Q1 2016 89 3.6% Borrowings outstanding 440 Q2 2016 372 4.3% Outstanding letters of credit 35 Total next 12 months $518 4.1% Current availability- credit facilities $2,192 Term loans net availability 0 Unrestricted cash - Prologis share of consolidated 237 Total liquidity $2,429

Capitalization Debt Covenants and Other Metrics These calculations are made in accordance with the respective debt agreements, may be different than other covenants or metrics presented and are not calculated in accordance with the applicable SEC rules. Please refer to the respective agreements for full financial covenant descriptions and calculation methods. These covenants are calculated in accordance with the Indenture dated June 8, 2011 and its supplemental indentures, including the Fifth Supplemental Indenture dated August 15, 2013. (dollars in thousands) 33 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated 12,032,590 28,175,301 0.42706163103634631 6,555,782 13,181,785 0.49733643812275802 Unconsolidated 1,726,022 7,356,135 0.2346370750400856 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total 13,122,297 35,531,436 0.3693151326616802 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated 2,521,473 28,175,301 8.9492318112235958E-2 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated ,900,970 7,356,135 0.12247872014311864 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total 3,422,443 35,531,436 9.6321550302667189E-2 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated 9,511,117 22,669,869 2.3835127882455867 5,323,041 9,472,303 1.7794908962752682 Unconsolidated ,825,052 5,270,162 6.3876725345796386 ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total 10,336,169 27,940,031 2.7031321759541664 5,636,165.767 11,003,667.814999999 1.9523321828869835 0 < SP-24 1542362 0 1585251 0 42889 0 92484 0 135373 Covenants as of June 30, 2015 (A) Indenture (B) Global Line Covenant Actual Covenant Actual Leverage ratio <60% 0.34799999999999998 <60% 0.35199999999999998 Fixed charge coverage ratio >1.5x 4.72x >1.5x 4.60x Secured debt leverage ratio <40% 7.3% <40% 7.5% Unencumbered asset to unsecured debt ratio >150% 2.5409999999999999 N/A N/A Unencumbered debt service coverage ratio N/A N/A >150% 6.5609999999999999 Encumbrances as of June 30, 2015 Unencumbered Encumbered Total Consolidated operating properties $18,214,962 $5,470,572 $23,685,534 Consolidated development portfolio and land 3,123,645 21,552 3,145,197 Development portfolio Land Consolidated other investments in real estate, assets held for sale and note receivable backed by real estate 1,331,262 13,308 1,344,570 Other real estate investments ,615,305 17,013 ,632,318 Notes receivable backed by real estate 0 ,514,752 ,514,752 Assets held for sale ,195,132 2,368 ,197,500 Total consolidated 22,669,869 5,505,432 28,175,301 Less: third party share of investments in real estate 2,699,259 1,300,802 4,000,061 Total consolidated - Prologis share 19,970,610 4,204,630 24,175,240 Unconsolidated operating properties - Prologis share 5,111,584 2,077,289 7,188,873 Unconsolidated development portfolio and land - Prologis share ,158,578 8,684 ,167,262 Gross real estate assets - Prologis share $25,240,772 $6,290,603 $31,531,375 Secured and Unsecured Debt as of June 30, 2015 Unsecured Secured Debt Mortgage Debt Total Prologis debt $9,511,117 $,740,150 $10,251,267 Consolidated entities debt 0 1,781,323 1,781,323 Our share of unconsolidated entities debt ,825,052 ,900,970 1,726,022 Total debt - at par 10,336,169 3,422,443 13,758,612 Less: third party share of consolidated debt 0 -,682,260 -,682,260 Total Prologis share of debt - at par 10,336,169 2,740,183 13,076,352 Premium (discount) - consolidated ,-11,858 ,100,573 88,715 Less: third party share of consolidated debt discount (premium) 0 ,-34,025 ,-34,025 Our share of premium (discount) - unconsolidated 0 12,439 12,439 Total Prologis share of debt, net of premium (discount) $10,324,311 $2,819,170 $13,143,481 1 PLD Share Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Secured Unsecured Secured Disc/Prem Unsecured Disc/Prem Our share of debt ofuncons investees 2010 Our share of debt ofuncons investees ProLogis California 0.5 0 0 ProLogis California ,310,000 0.5 ,155,000 ProLogis North American Properties Fund I ,108,296 0.41299999999999998 44,726.248 44,726.248 ProLogis North American Properties Fund I ,180,000 0.41299999999999998 74,340 ProLogis North American Properties Funds VI-VX 0 0.0% 0 ProLogis North American Properties Funds VI-VX 0.2 0 ProLogis North American Properties Fund XI 865 10 0.2 173 2 175 ProLogis North American Properties Fund XI 1,709 0.2 341.8 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 0 ,287,402.11499999999 ProLogis North American Industrial Fund 1,244,165 0.23100000000000001 ,287,402.11499999999 ProLogis North American Industrial Fund II 0.36980000000000002 0 0 0 0 ProLogis North American Industrial Fund II 1,236,593 0.37 ,457,539.41 ProLogis North American Industrial Fund III ,927,866 -1,250 0.2 ,185,573.2 0 -,250 ,185,323.2 ProLogis North American Industrial Fund III 1,018,213 0.2 ,203,642.6 US Logistics Fund 1,479,739 ,150,000 93 -4,376 0.2752 ,407,224.1728 41,280 25.593599999999999 -1,204.2752 ,447,325.49120000005 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 ProLogis Mexico Industrial Fund ,214,149 0.2 42,829.8 42,829.8 PEPR 2,066,119 0.33100000000000002 ,683,885.38900000008 SGP Mexico ,159,130 58,825 0.216 34,372.80000000002 12,706.2 0 47,078.28 ProLogis European Properties Fund II 1,410,701 0.29699999999999999 ,418,978.19699999999 Brazil 0 Korea 49,179 0.2 9,835.8000000000011 ProLogis Targeted Europe Logistics Fund ,641,494 11,436 0.32400000000000001 ,207,844.5600000001 0 3,705.2640000000001 ,211,549.32 7,730,828 0.29299999999999998 2,333,795.111 ProLogis European Properties Fund II 1,498,920 0.29720000000000002 ,445,479.2400000003 0 ,445,479.2400000003 Europe Logistics Venture Prologis Japan Fund 1 ,783,509 ,112,122 7,056 0.2 ,156,701.80000000002 22,424.400000000001 1,411.2 ,180,537.40000000002 Prologis China Logistics Venture 1 ,106,000 0.15 0 15,900 15,900 7,058,133 ,426,947 17,345 -4,376 0.312 1,812,325.4958000001 92,310.6 4,894.576000000001 -1,204.2752 1,908,325.8782000002 6766429 442545 32751 ,291,704 ,-15,598 ,-19,782 1 Debt as a percentage of gross real estate assets: 2011 2010 Debt Gross RE % Debt Gross RE % Consolidated 12,032,590 28,175,301 0.42706163103634631 6,555,782 13,181,785 0.49733643812275802 Unconsolidated 1,726,022 7,356,135 0.2346370750400856 2,333,795.111 5,296,218.8149999995 0.44065307581140795 Cash -,636,315 Total 13,122,297 35,531,436 0.3693151326616802 8,889,577.1109999996 18,478,003.814999998 0.48108968912451761 PY Total Debt 6,506,029 ,705,396 0.5 ,352,698 PY premium ,-16,988 ,377,468 0.41299999999999998 ,155,894.28399999999 PY discount 59,297 0 0.2 0 PY discount 7,444 ,184,512 0.2 36,902.400000000001 6,555,782 2,988,944 0.23100000000000001 ,690,446.6400000001 2,169,772 0.37 ,802,815.64 1,760,459 0.2 ,352,091.80000000005 ,582,112 0.2 ,116,422.40000000001 4,208,646 0.33100000000000002 1,393,061.8260000001 4,433,989 0.309 1,370,102.601 ,128,919 0.2 25,783.800000000003 17,540,217 5,296,218.8149999995 2 Debt/EBITDA - see calculation in the footnotes 3 Debt/EBITDA - secured debt as a percetage of gross real estate assets 2011 2010 Secured Debt Gross RE % Secured Debt Gross RE % Consolidated 2,521,473 28,175,301 8.9492318112235958E-2 1,232,741 13,181,785 9.3518518167304346E-2 Unconsolidated ,900,970 7,356,135 0.12247872014311864 2,020,670.3439999998 5,296,218.8149999995 0.38153075138758219 Total 3,422,443 35,531,436 9.6321550302667189E-2 3,253,411.3439999996 18,478,003.814999998 0.17606941618655575 ,310,000 0.5 ,155,000 PY Secured debt 1,249,729 ,180,000 0.41299999999999998 74,340 PY premium ,-16,988 0 0.2 0 1,232,741 1,709 0.2 341.8 1,244,165 0.23100000000000001 ,287,402.11499999999 1,236,592 0.37 ,457,539.4 1,018,213 0.2 ,203,642.6 ,214,149 0.2 42,829.8 1,068,980 0.33100000000000002 ,353,832.38 1,410,701 0.309 ,435,906.609 49,180 0.2 9,836 6,733,689 2,020,670.3439999998 4 Debt/EBITDA - Unencumbered gross real estate assets to unsecured debt 2011 2010 Unsecured Debt Unencumbered Gross RE % Unsecured Debt Unencumbered Gross RE % Consolidated 9,511,117 22,669,869 2.3835127882455867 5,323,041 9,472,303 1.7794908962752682 Unconsolidated ,825,052 5,270,162 6.3876725345796386 ,313,124.76700000023 1,531,364.8149999995 4.8905898746744567 Total 10,336,169 27,940,031 2.7031321759541664 5,636,165.767 11,003,667.814999999 1.9523321828869835 0 < SP-24 1542362 0 1585251 0 42889 0 92484 0 135373 Covenants as of June 30, 2015 (A) Indenture (B) Global Line Covenant Actual Covenant Actual Leverage ratio <60% 0.34799999999999998 <60% 0.35199999999999998 Fixed charge coverage ratio >1.5x 4.72x >1.5x 4.60x Secured debt leverage ratio <40% 7.3% <40% 7.5% Unencumbered asset to unsecured debt ratio >150% 2.5409999999999999 N/A N/A Unencumbered debt service coverage ratio N/A N/A >150% 6.5609999999999999 Encumbrances as of June 30, 2015 Unencumbered Encumbered Total Consolidated operating properties $18,214,962 $5,470,572 $23,685,534 Consolidated development portfolio and land 3,123,645 21,552 3,145,197 Development portfolio Land Consolidated other investments in real estate, assets held for sale and note receivable backed by real estate 1,331,262 13,308 1,344,570 Other real estate investments ,615,305 17,013 ,632,318 Notes receivable backed by real estate 0 ,514,752 ,514,752 Assets held for sale ,195,132 2,368 ,197,500 Total consolidated 22,669,869 5,505,432 28,175,301 Less: third party share of investments in real estate 2,699,259 1,300,802 4,000,061 Total consolidated - Prologis share 19,970,610 4,204,630 24,175,240 Unconsolidated operating properties - Prologis share 5,111,584 2,077,289 7,188,873 Unconsolidated development portfolio and land - Prologis share ,158,578 8,684 ,167,262 Gross real estate assets - Prologis share $25,240,772 $6,290,603 $31,531,375 Secured and Unsecured Debt as of June 30, 2015 Unsecured Secured Debt Mortgage Debt Total Prologis debt $9,511,117 $,740,150 $10,251,267 Consolidated entities debt 0 1,781,323 1,781,323 Our share of unconsolidated entities debt ,825,052 ,900,970 1,726,022 Total debt - at par 10,336,169 3,422,443 13,758,612 Less: third party share of consolidated debt 0 -,682,260 -,682,260 Total Prologis share of debt - at par 10,336,169 2,740,183 13,076,352 Premium (discount) - consolidated ,-11,858 ,100,573 88,715 Less: third party share of consolidated debt discount (premium) 0 ,-34,025 ,-34,025 Our share of premium (discount) - unconsolidated 0 12,439 12,439 Total Prologis share of debt, net of premium (discount) $10,324,311 $2,819,170 $13,143,481

Net Asset Value Components (in thousands, except for percentages and per square foot) 34 Consolidated Statements of Funds From Operations (FFO) (in thousands, except per share amounts) QTD YTD Period end Period end CY PY CY PY Revenues: Rental income $ 297629 $ 230249 $ 513001 $ 461167 Property management and other fees and incentives 32311 28307 61481 56969 CDFS disposition proceeds 0 0 0 Development management and other income 8920 2634 13239 3710 Total revenues 338860 261190 587721 521846 Expenses: Rental expenses 81128 65395 147815 133281 Investment management expenses 11596 9931 22148 20250 General and administrative 51840 38921 91023 80927 Merger integration expense 101992 0 105799 0 Reduction in workforce 1060 0 3241 0 Impairment of real estate properties 2659 367 2659 367 Depreciation of corporate assets 3127 3106 6736 6501 Other expenses 5587 4649 10271 8916 Total expenses 258989 122369 389692 250242 Operating FFO 79871 138821 198029 271604 Other income (expense): FFO from unconsolidated property funds 49704 44508 98399 82176 Interest income 4667 0 9103 0 Interest expense -113059 -118920 -203621 -228899 Impairment of goodwill and other assets -103823 0 -103823 0 Other expense, net 610 -1370 -6405 -1542 Net gains on dispositions of real estate properties 106752 10756 109320 21102 Foreign currency exchange gains (losses), net 32 232 -229 711 Gain (loss) in early extinguishment of debt, net 0 975 0 -46658 Current income tax expense: Income tax on dispositions 0 0 -1916 -851 Income tax expense - other -6311 -598 -11816 -9500 Net gain related to disposed assets - China operations 0 0 0 0 Total other income (expense) -61428 -64417 -110988 -183461 FFO 18443 74404 87041 88143 Less preferred share dividends 7642 6369 14011 12738 Net earnings attributable to noncontrolling interests 2606 191 2689 444 FFO attributable to common shares, including significant non cash items $ 8195 67844 70341 74961 Adjustments for significant non-cash items (page 2.4) 106443 3246 106443 19054 FFO attributable to common shares, excluding significant non cash items $ 114638 $ 71090 $ 176784 $ 94015 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 226 -523 226 38384 FFO, excluding items that affect comparability including gains and related taxes $ 114864 $ 70567 $ 177010 $ 132399 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 3225 -9905 8561 -20251 FFO, excluding items that affect comparability 118089 60662 185571 112148 Weighted average common shares outstanding - Basic 307756 212840 281384 212441 Weighted average common shares outstanding - Diluted 308506 214124 282900 213800 FFO per share attributable to common shares, including significant non cash items Basic 0.03 0.32 0.25 0.35 Diluted (page 2.5) $ 0.03 $ 0.32 $ 0.25 $ 0.35 FFO per share attributable to common shares, excluding significant non cash items Basic 0.37 0.33 0.63 0.44 Diluted (page 2.5) $ 0.35 $ 0.28000000000000003 $ 0.65 $ 0.53 Operating Square Feet Gross Book Value GBV per Sq Ft First Quarter NOI (Actual) Second Quarter Adjusted Cash NOI (Actual) Second Quarter NOI (Pro Forma) Second Quarter Adjusted Cash NOI (Pro Forma) Annualized Adjusted Cash NOI Percent Occupied CONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in consolidated operating portfolio Americas ,276,255 $19,016,906 $68.838232792166664 $ ,217,017 $,266,288 $ ,217,017 $,266,288 $1,065,152 0.95799999999999996 Europe 9,497 ,578,664 60.931241444666739 89,770 7,405 89,770 7,405 29,620 0.85499999999999998 Asia 5,646 ,505,139 89.46847325540206 43,401 6,278 43,401 6,278 25,112 0.89700000000000002 Pro forma adjustment for KTR acquisition 24,815 99,260 Pro forma adjustment for mid-quarter acquisitions/development completions 483 5,001 20,004 Prologis share of consolidated operating portfolio ,291,398 $20,100,709 $68.980257242671541 $ #REF! $,279,971 #REF! $,309,787 $1,239,148 0.95399999999999996 UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in unconsolidated operating portfolio Americas 27,178 $1,954,549 $71.916586945323417 $ 31,045 $34,016 $ 31,045 $34,016 $,136,064 0.96 Europe 59,613 4,580,526 76.837703185546772 27,922 74,877 27,922 74,877 ,299,508 0.94599999999999995 Asia 4,084 ,552,528 135.29089128305583 5,333 7,980 5,333 7,980 31,920 0.97099999999999997 Pro forma adjustment for mid-quarter acquisitions/development completions 294 248 992 Pro forma adjustment for FIBRA 0 Prologis share of unconsolidated operating portfolio 90,875 $7,087,603 $77.992880330123796 $ 64,300 $,116,873 $ 64,594 $,117,121 $,468,484 0.95099999999999996 Total operating portfolio ,382,273 $27,188,312 $71.122763051536467 $ #REF! $,396,844 $ #REF! $,426,908 $1,707,632 0.95299999999999996 Development Investment Balance TEI TEI per Sq Ft Annualized Pro Forma NOI Percent Occupied Square Feet CONSOLIDATED (Prologis Share) Prestabilized Americas 6,312 $,406,119 $,459,268 $72.761089987325732 $30,760 0.20799999999999999 Europe 1,225 64,283 80,306 65.555918367346933 6,113 0.0% Asia 1,391 ,165,242 ,172,572 124.06326383896477 10,615 0.34599999999999997 0.20096124551971323 Properties under development Americas 12,438 ,386,394 ,782,514 62.913169319826338 52,418 Europe 5,062 ,174,130 ,409,405 80.878111418411692 28,314 Asia 5,786 ,259,236 ,770,141 133.10421707569998 47,544 Prologis share of consolidated development portfolio 32,214 $1,455,404 $2,674,206 $83.013782827342155 $,175,764 UNCONSOLIDATED (Prologis Share) Prologis interest in unconsolidated development portfolio Americas 1,547 $34,864 $,105,202 $68.003878474466717 $11,257 Europe 372 20,698 38,987 104.80376344086021 2,798 Asia 1,488 45,630 92,775 62.348790322580648 7,141 Prologis share of unconsolidated development portfolio 3,407 $,101,192 $,236,964 $69.552098620487229 $21,196 Total development portfolio 35,621 $1,556,596 $2,911,170 $81.726228909912692 $,196,960 Prologis share of estimated value creation (see Capital Deployment - Development Portfolio) ,696,685 Total development portfolio, including estimated value creation $2,253,281 Consolidated Statements of Funds From Operations (FFO) (in thousands, except per share amounts) QTD YTD Period end Period end CY PY CY PY Revenues: Rental income $ 297629 $ 230249 $ 513001 $ 461167 Property management and other fees and incentives 32311 28307 61481 56969 CDFS disposition proceeds 0 0 0 Development management and other income 8920 2634 13239 3710 Total revenues 338860 261190 587721 521846 Expenses: Rental expenses 81128 65395 147815 133281 Investment management expenses 11596 9931 22148 20250 General and administrative 51840 38921 91023 80927 Merger integration expense 101992 0 105799 0 Reduction in workforce 1060 0 3241 0 Impairment of real estate properties 2659 367 2659 367 Depreciation of corporate assets 3127 3106 6736 6501 Other expenses 5587 4649 10271 8916 Total expenses 258989 122369 389692 250242 Operating FFO 79871 138821 198029 271604 Other income (expense): FFO from unconsolidated property funds 49704 44508 98399 82176 Interest income 4667 0 9103 0 Interest expense -113059 -118920 -203621 -228899 Impairment of goodwill and other assets -103823 0 -103823 0 Other expense, net 610 -1370 -6405 -1542 Net gains on dispositions of real estate properties 106752 10756 109320 21102 Foreign currency exchange gains (losses), net 32 232 -229 711 Gain (loss) in early extinguishment of debt, net 0 975 0 -46658 Current income tax expense: Income tax on dispositions 0 0 -1916 -851 Income tax expense - other -6311 -598 -11816 -9500 Net gain related to disposed assets - China operations 0 0 0 0 Total other income (expense) -61428 -64417 -110988 -183461 FFO 18443 74404 87041 88143 Less preferred share dividends 7642 6369 14011 12738 Net earnings attributable to noncontrolling interests 2606 191 2689 444 FFO attributable to common shares, including significant non cash items $ 8195 67844 70341 74961 Adjustments for significant non-cash items (page 2.4) 106443 3246 106443 19054 FFO attributable to common shares, excluding significant non cash items $ 114638 $ 71090 $ 176784 $ 94015 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 226 -523 226 38384 FFO, excluding items that affect comparability including gains and related taxes $ 114864 $ 70567 $ 177010 $ 132399 Adjustments for items that affect comparability including gains and related taxes(page 2.4) 3225 -9905 8561 -20251 FFO, excluding items that affect comparability 118089 60662 185571 112148 Weighted average common shares outstanding - Basic 307756 212840 281384 212441 Weighted average common shares outstanding - Diluted 308506 214124 282900 213800 FFO per share attributable to common shares, including significant non cash items Basic 0.03 0.32 0.25 0.35 Diluted (page 2.5) $ 0.03 $ 0.32 $ 0.25 $ 0.35 FFO per share attributable to common shares, excluding significant non cash items Basic 0.37 0.33 0.63 0.44 Diluted (page 2.5) $ 0.35 $ 0.28000000000000003 $ 0.65 $ 0.53 Operating Square Feet Gross Book Value GBV per Sq Ft First Quarter NOI (Actual) Second Quarter Adjusted Cash NOI (Actual) Second Quarter NOI (Pro Forma) Second Quarter Adjusted Cash NOI (Pro Forma) Annualized Adjusted Cash NOI Percent Occupied CONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in consolidated operating portfolio Americas ,276,255 $19,016,906 $68.838232792166664 $ ,217,017 $,266,288 $ ,217,017 $,266,288 $1,065,152 0.95799999999999996 Europe 9,497 ,578,664 60.931241444666739 89,770 7,405 89,770 7,405 29,620 0.85499999999999998 Asia 5,646 ,505,139 89.46847325540206 43,401 6,278 43,401 6,278 25,112 0.89700000000000002 Pro forma adjustment for KTR acquisition 24,815 99,260 Pro forma adjustment for mid-quarter acquisitions/development completions 483 5,001 20,004 Prologis share of consolidated operating portfolio ,291,398 $20,100,709 $68.980257242671541 $ #REF! $,279,971 #REF! $,309,787 $1,239,148 0.95399999999999996 UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in unconsolidated operating portfolio Americas 27,178 $1,954,549 $71.916586945323417 $ 31,045 $34,016 $ 31,045 $34,016 $,136,064 0.96 Europe 59,613 4,580,526 76.837703185546772 27,922 74,877 27,922 74,877 ,299,508 0.94599999999999995 Asia 4,084 ,552,528 135.29089128305583 5,333 7,980 5,333 7,980 31,920 0.97099999999999997 Pro forma adjustment for mid-quarter acquisitions/development completions 294 248 992 Pro forma adjustment for FIBRA 0 Prologis share of unconsolidated operating portfolio 90,875 $7,087,603 $77.992880330123796 $ 64,300 $,116,873 $ 64,594 $,117,121 $,468,484 0.95099999999999996 Total operating portfolio ,382,273 $27,188,312 $71.122763051536467 $ #REF! $,396,844 $ #REF! $,426,908 $1,707,632 0.95299999999999996 Development Investment Balance TEI TEI per Sq Ft Annualized Pro Forma NOI Percent Occupied Square Feet CONSOLIDATED (Prologis Share) Prestabilized Americas 6,312 $,406,119 $,459,268 $72.761089987325732 $30,760 0.20799999999999999 Europe 1,225 64,283 80,306 65.555918367346933 6,113 0.0% Asia 1,391 ,165,242 ,172,572 124.06326383896477 10,615 0.34599999999999997 0.20096124551971323 Properties under development Americas 12,438 ,386,394 ,782,514 62.913169319826338 52,418 Europe 5,062 ,174,130 ,409,405 80.878111418411692 28,314 Asia 5,786 ,259,236 ,770,141 133.10421707569998 47,544 Prologis share of consolidated development portfolio 32,214 $1,455,404 $2,674,206 $83.013782827342155 $,175,764 UNCONSOLIDATED (Prologis Share) Prologis interest in unconsolidated development portfolio Americas 1,547 $34,864 $,105,202 $68.003878474466717 $11,257 Europe 372 20,698 38,987 104.80376344086021 2,798 Asia 1,488 45,630 92,775 62.348790322580648 7,141 Prologis share of unconsolidated development portfolio 3,407 $,101,192 $,236,964 $69.552098620487229 $21,196 Total development portfolio 35,621 $1,556,596 $2,911,170 $81.726228909912692 $,196,960 Prologis share of estimated value creation (see Capital Deployment - Development Portfolio) ,696,685 Total development portfolio, including estimated value creation $2,253,281

Net Asset Value Components - Continued (in thousands) 35 Annualized income includes pro forma adjustment for KTR as if it was owned for the entire quarter. Balance Sheet and Other Items As of June 30, 2015 CONSOLIDATED Other assets Cash and cash equivalents $,351,025 ,350,692 502927 521018 5852 ,568,709 Restricted cash 5,065 3,186 43934 64595 84705 396322 Accounts receivable, prepaid assets and other tangible assets ,673,737.70324199996 ,677,926 350692 197500 1160780 ,172,387 Other real estate investments and assets held for sale ,804,047 ,546,861 103445 192013 Note receivable backed by real estate ,197,500 ,131,600 1096064 1251337 Prologis share of value added operating properties ,231,078 ,103,445 Prologis receivable from unconsolidated co-investment ventures ,152,750 ,125,679 Investments in and advances to other unconsolidated joint ventures ,184,881 ,158,806 Less: third party share of other assets -,219,412 2,098,195 2,097,062 2,226,463 $2,600,083.7032420002 $-,373,620.70324200019 Total other assets - Prologis share $2,380,671.7032420002 Other liabilities Accounts payable and other current liabilities $,537,432 627999 Deferred income taxes 79,802 84943 Value added tax and other tax liabilities 15,898.48978000001 13615 Tenant security deposits ,181,534.65224900001 169326 Other liabilities ,258,084.32536699995 358542 Less: third party share of other liabilities ,-61,785 1254425 Total liabilities and noncontrolling interests - Prologis share $1,010,966.265939999 UNCONSOLIDATED Prologis share of net tangible other assets $,229,423 Land Investment Balance Prologis share of original land basis $2,359,499 Current book value of land $1,597,802 Less: third party share of the current book value of land ,-50,476 Prologis share of book value of land in unconsolidated entities 66,070 Total $1,613,396 Strategic Capital / Development Management Second Quarter Annualized Strategic Capital Strategic capital income - third party share of asset management fees from consolidated and unconsolidated co-investment ventures (A) $22,631 $,101,296 Strategic capital income - third party share of other transactional fees from consolidated and unconsolidated co-investment ventures (trailing 12 months) 7,286 22,333 22,333 Strategic capital expenses for asset management and other transactional fees (annualized based on guidance) -9,622 ,-41,952 Pro forma NOI adjustment 0 Strategic capital income, net of expenses, from consolidated co-investment ventures 0 0 Strategic capital NOI $20,295 $81,677 Promotes earned in last 12 months, net of cash expenses $2,018 Development management income $1,914 $7,656 Debt (at par) and Preferred Stock As of June 30, 2015 Prologis debt $10,251,267 Consolidated entities debt 1,781,323 Less: third party share of consolidated debt -,682,260 Prologis share of unconsolidated debt 1,726,022 Subtotal debt 13,076,352 Preferred stock 78,235 Total debt and preferred stock $13,154,587 Outstanding shares of common stock and limited operating partnership units ,530,635 Balance Sheet and Other Items As of June 30, 2015 CONSOLIDATED Other assets Cash and cash equivalents $,351,025 ,350,692 502927 521018 5852 ,568,709 Restricted cash 5,065 3,186 43934 64595 84705 396322 Accounts receivable, prepaid assets and other tangible assets ,673,737.70324199996 ,677,926 350692 197500 1160780 ,172,387 Other real estate investments and assets held for sale ,804,047 ,546,861 103445 192013 Note receivable backed by real estate ,197,500 ,131,600 1096064 1251337 Prologis share of value added operating properties ,231,078 ,103,445 Prologis receivable from unconsolidated co-investment ventures ,152,750 ,125,679 Investments in and advances to other unconsolidated joint ventures ,184,881 ,158,806 Less: third party share of other assets -,219,412 2,098,195 2,097,062 2,226,463 $2,600,083.7032420002 $-,373,620.70324200019 Total other assets - Prologis share $2,380,671.7032420002 Other liabilities Accounts payable and other current liabilities $,537,432 627999 Deferred income taxes 79,802 84943 Value added tax and other tax liabilities 15,898.48978000001 13615 Tenant security deposits ,181,534.65224900001 169326 Other liabilities ,258,084.32536699995 358542 Less: third party share of other liabilities ,-61,785 1254425 Total liabilities and noncontrolling interests - Prologis share $1,010,966.265939999 UNCONSOLIDATED Prologis share of net tangible other assets $,229,423 Land Investment Balance Prologis share of original land basis $2,359,499 Current book value of land $1,597,802 Less: third party share of the current book value of land ,-50,476 Prologis share of book value of land in unconsolidated entities 66,070 Total $1,613,396 Strategic Capital / Development Management Second Quarter Annualized Strategic Capital Strategic capital income - third party share of asset management fees from consolidated and unconsolidated co-investment ventures (A) $22,631 $,101,296 Strategic capital income - third party share of other transactional fees from consolidated and unconsolidated co-investment ventures (trailing 12 months) 7,286 22,333 22,333 Strategic capital expenses for asset management and other transactional fees (annualized based on guidance) -9,622 ,-41,952 Pro forma NOI adjustment 0 Strategic capital income, net of expenses, from consolidated co-investment ventures 0 0 Strategic capital NOI $20,295 $81,677 Promotes earned in last 12 months, net of cash expenses $2,018 Development management income $1,914 $7,656 Debt (at par) and Preferred Stock As of June 30, 2015 Prologis debt $10,251,267 Consolidated entities debt 1,781,323 Less: third party share of consolidated debt -,682,260 Prologis share of unconsolidated debt 1,726,022 Subtotal debt 13,076,352 Preferred stock 78,235 Total debt and preferred stock $13,154,587 Outstanding shares of common stock and limited operating partnership units ,530,635

Notes and Definitions

Notes and Definitions 37Please refer to our annual and quarterly financial statements filed with the Securities and Exchange Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business. Certain amounts from previous periods presented in the Supplemental Information have been reclassified to conform to the current presentation.On May 29, 2015, we acquired the real estate assets and operating platform of KTR Capital Partners and its affiliates (“KTR”). The $5.9 billion portfolio included 314 operating properties aggregating 59 million square feet, 3.3 million square feet of properties under development and land parcels that will support an estimated potential build out of 9.6 million square feet. The properties were acquired by our consolidated co-investment venture Prologis U.S. Logistics Venture, in which we own 55%. The acquisition was funded through cash, the assumption of secured mortgage debt valued at $735 million and the issuance of 4.5 million common limited partnership units in Prologis, L.P. valued at $181.2 million. We incurred acquisition costs of $21.9 million and received an acquisition fee of $3.1 million representing our partners’ share, which is recorded in noncontrolling interest.Acquisition cost, as presented for building acquisitions, represents the economic cost and not necessarily what is capitalized. It includes the initial purchase price; the effects of marking assumed debt to market, if applicable; all due diligence and lease intangibles; and estimated acquisition capital expenditures including leasing costs to achieve stabilization. Adjusted EBITDA. We use Adjusted EBITDA to measure both our operating performance and liquidity. We calculate Adjusted EBITDA beginning with consolidated net earnings (loss) attributable to common stockholders and removing the effect of interest, income taxes, depreciation and amortization, impairment charges, third party acquisition expenses related to the acquisition of real estate, gains or losses from the acquisition or disposition of investments in real estate (other than from land and development properties), gains from the revaluation of equity investments upon acquisition of a controlling interest, gains or losses on early extinguishment of debt and derivative contracts (including cash charges), similar adjustments we make to our FFO measures (see definition below), and other non-cash charges or gains (such as stock based compensation and unrealized gains or losses on foreign currency and derivative activity and related amortization). We make adjustments to reflect our economic ownership in each entity, whether consolidated or unconsolidated.We consider Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view our operating performance on an unleveraged basis before the effects of income tax, non-cash depreciation and amortization expense and other items (outlined above), items that affect comparability, and other significant non-cash items. We also include a pro forma adjustment in Adjusted EBITDA to reflect a full period of NOI on the operating properties we acquire and stabilize and to remove NOI on properties we dispose of during the quarter assuming the transaction occurred at the beginning of the quarter. By excluding interest expense, Adjusted EBITDA allows investors to measure our operating performance independent of our capital structure and indebtedness and, therefore, allows for a more meaningful comparison of our operating performance to that of other companies, both in the real estate industry and in other industries. Gains and losses on the disposition of non-development properties and on the early extinguishment of debt generally include the costs of repurchasing debt securities. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies. We believe that Adjusted EBITDA helps investors to analyze our ability to meet interest payment obligations and to make quarterly preferred share dividends. We believe that investors should consider Adjusted EBITDA in conjunction with net earnings (the primary measure of our performance) and the other required Generally Accepted Accounting Principles (“GAAP”) measures of our performance and liquidity, to improve their understanding of our operating results and liquidity, and to make more meaningful comparisons of our performance against other companies. By using Adjusted EBITDA, an investor is assessing the earnings generated by our operations but not taking into account the eliminated expenses or gains incurred in connection with such operations. As a result, Adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with our GAAP presentations. Adjusted EBITDA does not reflect our historical cash expenditures or future cash requirements for working capital, capital expenditures, distribution requirements or contractual commitments. Adjusted EBITDA, also does not reflect the cash required to make interest and principal payments on our outstanding debt. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, our computation of Adjusted EBITDA may not be comparable to EBITDA reported by other companies. We compensate for the limitations of Adjusted EBITDA by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to consolidated net earnings (loss), a GAAP measurement.Adjusted Cash NOI (Actual). A reconciliation of our rental income and rental expenses included in our Statement of Operations to adjusted cash NOI for the consolidated operating portfolio for purposes of the Net Asset Value calculation is as follows (in thousands): Rental income $ 461,444Rental expenses (125,599)NOI 335,845Net termination fees and adjustments (a) 97Less: actual NOI for development portfolio and other (18,983)Less: properties contributed or sold (b) (3,651)Less: third party share of NOI (36,227)Adjusted NOI for consolidated operating portfolio owned at June 30, 2015 277,081Straight-lined rents (c) (11,421)Free rent (c) 10,464Amortization of lease intangibles (c) 2,999Less: third party share 848Second Quarter Adjusted Cash NOI (Actual) $ 279,971 (a)Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer's rent leveling asset or liability, if any, that has been previously recognized. Removing the net termination fees from rental income allows for the calculation of Adjusted Cash NOI (Pro forma) to include only rental income that is indicative of the property's recurring operating performance. (b)The actual NOI for properties that were contributed or sold during the three-month period is removed. (c)Straight-lined rents, free rent amount and amortization of lease intangibles (above and below market leases) are removed from rental income for the Operating Portfolio to allow for the calculation of a cash yield. Adjusted Cash NOI (Pro forma) consists of Adjusted Cash NOI (Actual) for the properties in our Operating Portfolio adjusted to reflect NOI for a full quarter for operating properties that were acquired or stabilized during the quarter. Adjusted Cash NOI (Pro forma) for the properties in our Development Portfolio is based on current Total Expected Investment and an estimated stabilized yield.Assets Under Management (“AUM”) represents the estimated value of the real estate we own or manage through both our consolidated and unconsolidated entities. We calculate AUM by adding the third party investors’ share of the estimated fair value of the assets in the co-investment ventures to our share of total market capitalization (calculated using the market price of our equity plus our share of total debt).

Supplemental 2Q 2015

# Notes and Definitions

(continued)

**Business Line Reporting.** Core FFO and development gains are generated by our three lines of business: (i) real estate operations; (ii) strategic capital; and (iii) development. Real estate operations represents total Prologis Core FFO, less the amount allocated to the Strategic Capital line of business. The amount of Core FFO allocated to the Strategic Capital line of business represents the third party share of the asset management related fees we earn from our co-investment ventures (both consolidated and unconsolidated) less costs directly associated to our strategic capital group, plus development management income. Development gains include our share of gains on dispositions of development properties and land, net of taxes. To calculate the per share amount, the amount generated by each line of business is divided by the weighted average diluted common shares outstanding used in our Core FFO calculation of per share amounts. Management believes evaluating our results by line of business is a useful supplemental measure of our operating performance because it helps the investing public compare the operating performance of Prologis' respective businesses to other companies' comparable businesses. Prologis' computation of FFO by line of business may not be comparable to that reported by other real estate investment trusts as they may use different methodologies in computing such measures.

**Calculation of Per Share Amounts** is as follows *(in thousands, except per share amounts)*:

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| **Net earnings** | | | | |
| Net earnings | $ 140,240 | $ 72,715 | $ 485,446 | $ 77,381 |
| Noncontrolling interest attributable to exchangeable limited partnership units | 1,623 | 264 | 3,273 | 302 |
| Gains, net of expenses, associated with exchangeable debt assumed exchanged | - | (7,498) | (1,614) | - |
| **Adjusted net earnings - Diluted** | **$ 141,863** | **$ 65,481** | **$ 487,105** | **$ 77,683** |
| Weighted average common shares outstanding - Basic | 523,476 | 499,112 | 518,791 | 498,919 |
| Incremental weighted average effect on exchange of limited partnership units | 5,431 | 1,964 | 4,617 | 1,964 |
| Incremental weighted average effect of stock awards | 1,733 | 3,664 | 2,037 | 3,677 |
| Incremental weighted average effect on exchangeable debt assumed exchanged (a) | - | 11,879 | 4,382 | - |
| **Weighted average common shares outstanding - Diluted** | **530,640** | **516,619** | **529,827** | **504,560** |
| **Net earnings per share - Basic** | **$ 0.27** | **$ 0.15** | **$ 0.94** | **$ 0.16** |
| **Net earnings per share - Diluted** | **$ 0.27** | **$ 0.13** | **$ 0.92** | **$ 0.15** |
| **Core FFO** | | | | |
| Core FFO | $ 273,885 | $ 244,275 | $ 528,264 | $ 461,830 |
| Noncontrolling interest attributable to exchangeable limited partnership units | 902 | 35 | 1,782 | 57 |
| Interest expense on exchangeable debt assumed exchanged | - | 4,246 | 3,506 | 8,492 |
| **Core FFO - Diluted** | **$ 274,787** | **$ 248,556** | **$ 533,552** | **$ 470,379** |
| Weighted average common shares outstanding - Basic | 523,476 | 499,112 | 518,791 | 498,919 |
| Incremental weighted average effect on exchange of limited partnership units | 5,431 | 1,964 | 4,617 | 1,964 |
| Incremental weighted average effect of stock awards | 1,733 | 3,664 | 2,037 | 3,677 |
| Incremental weighted average effect on exchangeable debt assumed exchanged (a) | - | 11,879 | 4,382 | 11,879 |
| **Weighted average common shares outstanding - Diluted** | **530,640** | **516,619** | **529,827** | **516,439** |
| **Core FFO per share - Diluted** | **$ 0.52** | **$ 0.48** | **$ 1.01** | **$ 0.91** |

*(a) In March 2015, the exchangeable debt was settled primarily through the issuance of common stock. The adjustment in 2015 assumes the exchange occurred on January 1, 2015.*

**Debt Metrics.** See below for the detailed calculations for the respective period *(dollars in thousands)*:

| | Three Months Ended June 30 2015 | Three Months Ended Mar. 31 2015 |
|---|---|---|
| *Debt as a % of gross real estate assets:* | | |
| Total Prologis share of debt - at par | $ 13,076,352 | $ 9,926,040 |
| Less: Prologis share of outstanding foreign currency derivatives | (17,749) | (171,605) |
| Less: consolidated cash and cash equivalents | (351,025) | (192,013) |
| Add: consolidated cash and cash equivalents - third party share | 114,522 | 38,821 |
| Less: unconsolidated entities cash - Prologis share | (136,501) | (91,462) |
| Total Prologis share of debt, net of adjustments | $ 12,685,599 | $ 9,509,781 |
| Gross real estate assets - Prologis share | $ 31,531,375 | $ 27,612,385 |
| **Debt as a % of gross real estate assets** | **40.2%** | **34.4%** |
| *Debt as a % of gross market capitalization:* | | |
| Total Prologis share of debt, net of adjustments | $ 12,685,599 | $ 9,509,781 |
| Total outstanding common stock and limited Operating Partnership units | 530,635 | 526,050 |
| Share price at quarter end | $ 37.10 | $ 43.56 |
| Total equity capitalization | $ 19,686,559 | $ 22,914,738 |
| Total Prologis share of debt, net of adjustments | 12,685,599 | 9,509,781 |
| Gross market capitalization | $ 32,372,158 | $ 32,424,519 |
| **Debt as a % of gross market capitalization** | **39.2%** | **29.3%** |
| *Secured debt as a % of gross real estate assets:* | | |
| Prologis share of secured debt - at par | $ 2,740,183 | $ 2,453,166 |
| Gross real estate assets - Prologis share | $ 31,531,375 | $ 27,612,068 |
| **Secured debt as a % of gross real estate assets** | **8.7%** | **8.9%** |
| *Unencumbered gross real estate assets to unsecured debt:* | | |
| Unencumbered gross real estate assets - Prologis share | $ 25,240,772 | $ 21,912,632 |
| Prologis share of unsecured debt - at par | $ 10,336,169 | $ 7,472,874 |
| **Unencumbered gross real estate assets to unsecured debt** | **244.2%** | **293.2%** |
| *Fixed Charge Coverage ratio:* | | |
| Adjusted EBITDA | $ 489,035 | $ 365,996 |
| Adjusted EBITDA-annualized including 12 month rolling development gains | $ 1,862,306 | $ 1,621,292 |
| Net promote for the twelve months ended | 2,018 | 28,378 |
| Adjusted EBITDA-annualized | $ 1,864,324 | $ 1,649,670 |
| Pro forma adjustment for mid-quarter activity and NOI from disposed properties - annualized | (114,700) | (2,960) |
| Adjusted EBITDA, including NOI from disposed properties, annualized | $ 1,749,624 | $ 1,646,710 |
| Interest expense | $ 68,902 | $ 68,761 |
| Amortization and write-off of deferred loan costs | (2,862) | (3,418) |
| Amortization of debt premium (discount), net | 10,829 | 9,837 |
| Capitalized interest | 16,488 | 16,284 |
| Preferred stock dividends | 1,678 | 1,670 |
| Third party share of fixed charges from consolidated entities | (6,531) | (5,215) |
| Our share of fixed charges from unconsolidated entities | 15,921 | 16,933 |
| Total fixed charges | $ 104,425 | $ 104,852 |
| Total fixed charges, annualized | $ 417,700 | $ 419,408 |
| **Fixed charge coverage ratio** | **4.19x** | **3.93x** |
| *Debt to Adjusted EBITDA:* | | |
| Total Prologis share of debt, net of adjustments | $ 12,685,599 | $ 9,509,781 |
| Adjusted EBITDA-annualized | $ 1,864,324 | $ 1,649,670 |
| **Debt to Adjusted EBITDA ratio** | **6.80x** | **5.76x** |

38
Copyright © 2015 Prologis

Notes and Definitions (continued) 39Development Margin is calculated on developed properties as the estimated value at Stabilization minus estimated total investment, before closing costs, the impact of any deferred rents, taxes or third party promotes net of deferred amounts on contributions, divided by the estimated total investment. Development Portfolio includes industrial properties that are under development and properties that are developed but have not met Stabilization.Estimated Build Out (TEI and sq ft)- represents the estimated TEI and finished square feet available for rent upon completion of an industrial building on existing parcels of land.FFO, as defined by Prologis attributable to common stockholders/unitholders (“FFO, as defined by Prologis”); Core FFO attributable to common stockholders/unitholders (“Core FFO”); AFFO (collectively referred to as “FFO”). FFO is a financial measure that is not determined in accordance with GAAP, but is a measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings. Although the National Association of Real Estate Investment Trusts (“NAREIT”) has published a definition of FFO, modifications to the NAREIT calculation of FFO are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business. FFO is not meant to represent a comprehensive system of financial reporting and does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We believe net earnings computed under GAAP remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with net earnings computed under GAAP. Further, we believe our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and our operating performance.NAREIT’s FFO measure adjusts net earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales, along with impairment charges, of previously depreciated properties. We agree that these NAREIT adjustments are useful to investors for the following reasons:historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on FFO “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of FFO reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities. We exclude depreciation from our unconsolidated entities and the third parties’ share of our consolidated ventures.REITs were created in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of FFO, of gains and losses from the sales, along with impairment charges, of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activity and assists in comparing those operating results between periods. We include the gains and losses (including impairment charges) from dispositions of land and development properties, as well as our proportionate share of the gains and losses (including impairment charges) from dispositions of development properties recognized by our unconsolidated and consolidated entities, in our definition of FFO. We exclude the gain on revaluation of equity investments upon acquisition of a controlling interest from our definition of FFO.Our FFO MeasuresAt the same time that NAREIT created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors and financial analysts who review our operating results are best served by a defined FFO measure that includes other adjustments to net earnings computed under GAAP in addition to those included in the NAREIT defined measure of FFO. Our FFO measures are used by management in analyzing our business and the performance of our properties and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses.We calculate our FFO measures, as defined below, based on our proportionate ownership share of both our unconsolidated and consolidated ventures. We reflect our share of our FFO measures for unconsolidated ventures by applying our average ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated ventures in which we do not own 100% of the equity by adjusting our FFO measures to remove the third party ownership share of the applicable reconciling items based on average ownership percentage for the applicable periods.We use these FFO measures, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) assess our performance as compared to similar real estate companies and the industry in general; and (v) evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of short-term items that we do not expect to affect the underlying long-term performance of the properties. The long-term performance of our properties is principally driven by rental income. While not infrequent or unusual, these additional items we exclude in calculating FFO, as defined by Prologis, defined below, are subject to significant fluctuations from period to period that cause both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.We use our FFO measures as supplemental financial measures of operating performance. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.FFO, as defined by Prologis To arrive at FFO, as defined by Prologis, we adjust the NAREIT defined FFO measure to exclude:deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in GAAP earnings that is excluded from our defined FFO measure;unhedged foreign currency exchange gains and losses resulting from debt transactions between us and our foreign consolidated subsidiaries and our foreign unconsolidated entities;foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of our foreign consolidated subsidiaries and our foreign unconsolidated entities; and mark-to-market adjustments and related amortization of debt discounts associated with derivative financial instruments.

Notes and Definitions (continued) 40We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.Core FFOIn addition to FFO, as defined by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as defined by Prologis, to exclude the following recurring and non-recurring items that we recognized directly in FFO, as defined by Prologis:gains or losses from contribution or sale of land or development properties;income tax expense related to the sale of investments in real estate and third-party acquisition costs related to the acquisition of real estate;impairment charges recognized related to our investments in real estate generally as a result of our change in intent to contribute or sell these properties; gains or losses from the early extinguishment of debt and redemption and repurchase of preferred stock;merger, acquisition and other integration expenses; andexpenses related to natural disasters.We believe it is appropriate to further adjust our FFO, as defined by Prologis for certain recurring items as they were driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties or investments. The impairment charges we have recognized were primarily based on valuations of real estate, which had declined due to market conditions, that we no longer expected to hold for long-term investment. Over the last few years, we made it a priority to strengthen our financial position by reducing our debt, our investment in certain low yielding assets and our exposure to foreign currency exchange fluctuations. As a result, we changed our intent to sell or contribute certain of our real estate properties and recorded impairment charges when we did not expect to recover the costs of our investment. Also, we purchased portions of our debt securities when we believed it was advantageous to do so, which was based on market conditions, and in an effort to lower our borrowing costs and extend our debt maturities. As a result, we have recognized net gains or losses on the early extinguishment of certain debt due to the financial market conditions at that time. We analyze our operating performance primarily by the rental income of our real estate and the revenue driven by our strategic capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities. Although these items discussed above have had a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long term. We use Core FFO, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) provide guidance to the financial markets to understand our expected operating performance; (v) assess our operating performance as compared to similar real estate companies and the industry in general; and (vi) evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of items that we do not expect to affect the underlying long-term performance of the properties we own. As noted above, we believe the long-term performance of our properties is principally driven by rental income. We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy. AFFOTo arrive at AFFO, we adjust Core FFO to include realized gains from the disposition of land and development properties and to exclude our share of the impact of; (i) straight-line rents; (ii) amortization of above- and below-market lease intangibles; (iii) recurring capital expenditures; (iv) amortization of management contracts; (v) amortization of debt premiums and discounts and financing costs, net of amounts capitalized, and; (vi) stock compensation expense. We believe AFFO provides a meaningful indicator of our ability to fund cash needs, including cash distributions to our stockholders. Limitations on Use of our FFO MeasuresWhile we believe our defined FFO measures are important supplemental measures, neither NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, these are only a few of the many measures we use when analyzing our business. Some of these limitations are:The current income tax expenses and acquisition costs that are excluded from our defined FFO measures represent the taxes and transaction costs that are payable.Depreciation and amortization of real estate assets are economic costs that are excluded from FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of industrial properties are not reflected in FFO.Gains or losses from non-development property acquisitions and dispositions or impairment charges related to expected dispositions represent changes in value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of acquired or disposed properties arising from changes in market conditions.The deferred income tax benefits and expenses that are excluded from our defined FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our defined FFO measures do not currently reflect any income or expense that may result from such settlement.The foreign currency exchange gains and losses that are excluded from our defined FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements. The gains and losses on extinguishment of debt that we exclude from our Core FFO, may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation. The merger, acquisition and other integration expenses and the natural disaster expenses that we exclude from Core FFO are costs that we have incurred. We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. This information should be read with our complete consolidated financial statements prepared under GAAP. To assist investors in compensating for these limitations, we reconcile our defined FFO measures to our net earnings computed under GAAP.

# Notes and Definitions

(continued)

Supplemental 2Q 2015

**Fixed Charge Coverage** is defined as Adjusted EBITDA divided by total fixed charges. Fixed charges consist of net interest expense adjusted for amortization of finance costs and debt discount (premium), capitalized interest, and preferred stock dividends. We use fixed charge coverage to measure our liquidity. We believe that fixed charge coverage is relevant and useful to investors because it allows fixed income investors to measure our ability to make interest payments on outstanding debt and make distributions/dividends to preferred unitholders/stockholders. Our computation of fixed charge coverage is not calculated in accordance with applicable SEC rules and may not be comparable to fixed charge coverage reported by other companies.

**General and Administrative Expenses ("G&A")** were as follows (*in thousands*):

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| Gross overhead | $ 110,300 | $ 117,935 | $ 219,005 | $ 235,184 |
| Allocated to rental expenses | (8,081) | (7,497) | (16,065) | (15,620) |
| Allocated to strategic capital expenses | (20,115) | (27,837) | (40,476) | (52,000) |
| Capitalized amounts | (25,077) | (22,226) | (49,149) | (43,986) |
| **G&A expenses** | **$ 57,027** | **$ 60,375** | **$ 113,315** | **$ 123,578** |

We capitalize certain costs directly related to our development and leasing activities. Capitalized G&A expenses include salaries and related costs as well as other G&A costs. The capitalized costs were as follows (in thousands):

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| Development activities | $ 18,749 | $ 17,403 | $ 36,671 | $ 34,264 |
| Leasing activities | 5,241 | 4,404 | 10,289 | 9,122 |
| Costs related to internally developed software | 1,087 | 419 | 2,189 | 600 |
| **Total capitalized G&A** | **$ 25,077** | **$ 22,226** | **$ 49,149** | **$ 43,986** |

**G&A as a Percent of Assets Under Management** (*in thousands*):

| | |
|---|---|
| Net G&A - midpoint of 2015 guidance range (a) | $ 240,000 |
| Add: estimated 2015 strategic capital expenses | 87,000 |
| Less: estimated 2015 strategic capital property management expenses | (39,000) |
| **Adjusted G&A, using 2015 guidance amounts** | **$ 288,000** |
| | |
| Gross book value at period end (b): | |
| Operating properties | $ 46,402,142 |
| Development portfolio - TEI | 3,718,311 |
| Land portfolio | 1,793,089 |
| Other real estate investments, assets held for sale and note receivable backed by real estate | 1,001,547 |
| **Total Gross Book Value of Assets Under Management** | **$ 52,915,089** |
| | |
| **G&A as % of Assets Under Management** | **0.54%** |

(a) *This amount represents the 2015 guidance provided in this Supplemental Package.*
(b) *This amount does not represent enterprise value.*

**Interest Expense** consisted of the following (*in thousands*):

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| Gross interest expense | $ 93,357 | $ 96,876 | $ 184,821 | $ 199,339 |
| Amortization of discount (premium), net | (10,829) | (4,113) | (20,667) | (9,947) |
| Amortization of deferred loan costs | 2,862 | 3,152 | 6,281 | 6,619 |
| Interest expense before capitalization | 85,390 | 95,915 | 170,435 | 196,011 |
| Capitalized amounts | (16,488) | (15,731) | (32,772) | (30,304) |
| **Interest expense** | **$ 68,902** | **$ 80,184** | **$ 137,663** | **$ 165,707** |

**Investment Capacity** is our estimate of the gross real estate, which could be acquired by our co-investment ventures through the use of existing equity commitments from us and our partners up to the ventures maximum leverage limits.

**Market Classification**

- **Global Markets** feature large population centers with high per-capita consumption and are located near major seaports, airports, and ground transportation systems.
- **Regional Markets** benefit from large population centers but typically are not as tied to the global supply chain, but rather serve local consumption and are often less supply constrained. Markets included as regional markets include: Austin, Charlotte, Cincinnati, Columbus, Denver, Hungary, Indianapolis, Juarez, Las Vegas, Louisville, Memphis, Nashville, Orlando, Phoenix, Portland, Reno, Reynosa, San Antonio, Slovakia, Sweden and Tijuana.
- **Other Markets** represent a small portion of our portfolio that is located outside global and regional markets. These markets include: Austria, Boston, Jacksonville, Kansas City, Norfolk, Salt Lake City, Savannah and Tampa.

**Net Asset Value ("NAV")**. We consider NAV to be a useful supplemental measure of our operating performance because it enables both management and investors to estimate the fair value of our business. The assessment of the fair value of a particular segment of our business is subjective in that it involves estimates and can be calculated using various methods. Therefore, we have presented the financial results and investments related to our business segments that we believe are important in calculating our NAV but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.

The components of NAV do not consider the potential changes in rental and fee income streams or the franchise value associated with our global operating platform, strategic capital platform, or development platform.

**Net Effective Rent** is calculated at the beginning of the lease using the estimated total cash to be received over the term of the lease (including base rent and expense reimbursements) and annualized. Amounts derived in a currency other than the U.S. Dollar have been translated using the average rate from the previous twelve months. The per square foot number is calculated by dividing the annualized net effective rent by the occupied square feet of the lease.

**Net Effective Rent Change (GAAP)** represents the change on operating portfolio properties in net effective rental rates (average rate over the lease term) on new and renewed leases signed during the period as compared with the previous effective rental rates in that same space.

**Net Operating Income ("NOI")** represents rental income less rental expenses.

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Notes and Definitions
(continued)

Supplemental 2Q 2015

**Noncontrolling Interest.** The following table includes information for each entity we consolidate and in which we own less than 100% *(dollars in thousands)*:

| | Ownership Percentage | Noncontrolling Interest | Real Estate | Debt |
|---|---|---|---|---|
| Prologis U.S. Logistics Venture | 55.0% | $ 2,759,418 | $ 6,676,499 | $ 734,172 |
| Prologis North American Industrial Fund | 66.1% | 539,279 | 2,753,882 | 1,121,355 |
| Brazil Fund | 50.0% | 59,702 | - | - |
| Other consolidated entities | various | 103,051 | 1,009,113 | 16,356 |
| Limited partners in the Operating Partnership | | 181,823 | - | - |
| **Noncontrolling interests** | | $ 3,643,273 | $ 10,439,494 | $ 1,871,883 |

**Operating Portfolio** includes stabilized industrial properties in our owned and managed portfolio. A developed property moves into the Operating Portfolio when it meets Stabilization.

**Pro-Rata Balance Sheet and Operating Information.** The consolidated amounts shown are derived from and prepared on a consistent basis with our consolidated financial statements and are adjusted to remove the amounts attributable to non-controlling interests. The Prologis share of unconsolidated co-investment ventures column was derived on an entity-by-entity basis by applying our ownership percentage to each line item to calculate our share of that line item. For purposes of balance sheet data, we used our ownership percentage at the end of the period and for operating information, we used our average ownership percentage for the period, consistent with how we calculate our share of net earnings (loss) during the period. We used a similar calculation to derive the noncontrolling interests' share of each line item. In order to present the total owned and managed portfolio, we added our investors' share of each line item in the unconsolidated co-investment ventures and the noncontrolling interests share of each line item to the Prologis Total Share.

**Prologis Share** represents our proportionate economic ownership of each entity included in our total owned and managed portfolio.

**Rental Income** included the following *(in thousands)*:

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| Rental income | $ 347,301 | $ 290,803 | $ 667,016 | $ 586,309 |
| Amortization of lease intangibles | (3,276) | (7,280) | (9,129) | (14,974) |
| Rental expense recoveries | 103,616 | 86,812 | 197,871 | 174,174 |
| Straight-lined rents | 13,803 | 10,938 | 24,488 | 24,004 |
| | $ 461,444 | $ 381,273 | $ 880,246 | $ 769,513 |

**Same Store.** We evaluate the operating performance of the operating properties we own and manage using a "Same Store" analysis because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio on performance measures. We include the properties included in our owned and managed portfolio that were in operation at January 1, 2014 and throughout the full periods in both 2014 and 2015. We have removed all properties that were disposed of to a third party from the population for both periods. We believe the factors that impact rental income, rental expenses and NOI in the Same Store portfolio are generally the same as for the total operating portfolio. In order to derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the current exchange rate to translate from local currency into U.S. dollars, for both periods.

Our same store measures are non-GAAP measures that are commonly used in the real estate industry and are calculated beginning with rental income and rental expenses from the financial statements prepared in accordance with GAAP. It is also common in the real estate industry and expected from the analyst and investor community that these numbers be further adjusted to remove certain non-cash items included in the financial statements prepared in accordance with GAAP to reflect a cash same store number. In order to clearly label these metrics, we call one Same Store NOI- GAAP and one Same Store NOI-Adjusted Cash. As these are non-GAAP measures they have certain limitations as an analytical tool and may vary among real estate companies. As a result, we provide a reconciliation from our financial statements prepared in accordance with GAAP to Same Store NOI-GAAP and then to Same Store NOI-Adjusted Cash with explanations of how these metrics are calculated and adjusted.

The following is a reconciliation of our consolidated rental income, rental expenses and NOI, as included in the Consolidated Statements of Operations, to the respective amounts in our Same Store portfolio analysis *(dollars in thousands)*:

| | Three Months Ended June 30, | | |
|---|---|---|---|
| | 2015 | 2014 | Change (%) |
| Rental income: | | | |
| Per the Consolidated Statements of Operations | $ 461,444 | $ 381,273 | |
| Properties not included and other adjustments (a) | (76,633) | (50,548) | |
| Unconsolidated Co-Investment Ventures | 406,189 | 428,155 | |
| **Same Store - Rental Income** | $ 791,000 | $ 758,880 | 4.2% |
| Rental Expense: | | | |
| Per the Consolidated Statements of Operations | $ 125,599 | $ 109,576 | |
| Properties not included and other adjustments (b) | (12,343) | (12,098) | |
| Unconsolidated Co-Investment Ventures | 92,909 | 101,955 | |
| **Same Store - Rental Expense** | $ 206,165 | $ 199,433 | 3.4% |
| NOI-GAAP: | | | |
| Per the Consolidated Statements of Operations | $ 335,845 | $ 271,697 | |
| Properties not included and other adjustments | (64,290) | (38,450) | |
| Unconsolidated Co-Investment Ventures | 313,280 | 326,200 | |
| **Same Store - NOI - GAAP** | $ 584,835 | $ 559,447 | 4.5% |
| **Same Store - NOI - GAAP - Prologis Share (c)** | $ 349,401 | $ 329,981 | 5.9% |
| NOI-Adjusted Cash: | | | |
| Same store- NOI - GAAP | $ 584,835 | $ 559,447 | |
| Adjustments (d) | (7,186) | (4,656) | |
| **Same Store - NOI- Adjusted Cash** | $ 577,649 | $ 554,791 | 4.1% |
| **Same Store - NOI- Adjusted Cash - Prologis Share (c)** | $ 345,507 | $ 328,574 | 5.2% |

(a) *To calculate Same Store rental income, we exclude the net termination and renegotiation fees to allow us to evaluate the growth or decline in each property's rental income without regard to items that are not indicative of the property's recurring operating performance.*

(b) *To calculate Same Store rental expense, we include an allocation of the property management expenses for our consolidated properties based on the property management fee that is provided for in the individual management agreements under which our wholly owned management companies provide property management services (generally the fee is based on a percentage of revenue). On consolidation, the management fee income and expenses are eliminated and the actual cost of providing property management services is recognized.*

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Notes and Definitions (continued) 43Prologis share of Same Store is calculated using the underlying building information from the Same Store NOI GAAP and Adjusted Cash calculations and applying our ownership percentage as of June 30, 2015 to the NOI of each building for both periods.In order to derive Same Store- NOI - Adjusted Cash, we adjust Same Store- NOI- GAAP to exclude non-cash items included in our rental income in our GAAP financial statements, including straight line rent adjustments and adjustments related to purchase accounts to reflect leases at fair value at the time of acquisition.Same Store Average Occupancy represents the average occupied percentage of the Same Store portfolio for the period. Stabilization is defined when a property that was developed has been completed for one year or is 90% occupied. Upon stabilization, a property is moved into our Operating Portfolio.Strategic Capital NOI represents strategic capital income less strategic capital expenses.Tenant Retention is the square footage of all leases rented by existing tenants divided by the square footage of all expiring and rented leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases.Total Expected Investment (“TEI”) represents total estimated cost of development or expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change. Non-U.S. dollar investments are translated to U.S. dollars using the exchange rate at period end or the date of development start for purposes of calculating development starts in any period.Turnover Costs represent the costs incurred in connection with the signing of a lease, including leasing commissions and tenant improvements.  Tenant improvements include costs to prepare a space for a new tenant and for a lease renewal with the same tenant. It excludes costs to prepare a space that is being leased for the first time (i.e. in a new development property). Value-Added Acquisitions are properties we acquire for which we believe the discount in pricing attributed to the operating challenges could provide greater returns post-stabilization than the returns of stabilized properties that are not Value-Added Acquisitions. Value Added Acquisitions must have one or more of the following characteristics: (i) existing vacancy in excess of 20%; (ii) short term lease roll-over, typically during the first two years of ownership; (iii) significant capital improvement requirements in excess of 10% of the purchase price and must be invested within the first two years of ownership. Value-Added Conversions represent the repurposing of industrial properties to a higher and better use, including office, residential, retail, research and development, data center, self storage or manufacturing with the intent to ultimately sell the property once repositioned. Activities required to prepare the property for conversion to a higher and better use may include such activities as re-zoning, re-designing, re-constructing, and re-tenanting. The economic gain on sales of value added conversions represents the amount by which the sales proceeds exceeds the amount included in NAV for the disposed property.Value Creation represents the value that we will create through our development and leasing activities. We calculate value creation by estimating the NOI that the property will generate at Stabilization and applying an estimated stabilized capitalization rate applicable to that property. The value creation is calculated as the amount by which the estimated value exceeds our total expected investment and does not include any fees or promotes we may earn. This can also include realized economic gains from value-added conversion properties.Weighted Average Estimated Stabilized Yield is calculated as NOI assuming stabilized occupancy divided by Acquisition Cost or TEI, as applicable.